As filed with the Securities and Exchange Commission on September 11, 2007

Registration No. 333-145129
(Investment Company Act Registration Number 811-07626)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No. ____

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
(Exact Name of Registrant as Specified in Charter)

____________________________

One Post Office Square
Boston, Massachusetts 02109
(Address of Principal Executive Offices)

617-292-1000
(Area Code and Telephone Number)

Beth S. Mazor
Putnam Municipal Opportunities Trust
One Post Office Square
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

____________________________

With copies to:

John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

___________________________

Calculation of Registration Fee under the Securities Act of 1933:

			Proposed Maximum
Title of Securities Being	Amount Being	Proposed Maximum	Aggregate Offering	Amount of Registration
Registered	Registered	Offering Price Per Unit	Price	Fee

Common Shares of	30,767,339	$12.90(1)	$396,898,679	$12,184.78
beneficial interest
Preferred Shares			$273,000,000	$8,381.10

(1) Net asset value per common shares on July 31, 2007.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Important information for shareholders of

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
AND PUTNAM MUNICIPAL BOND FUND

The document you hold in your hands is a combined prospectus/proxy statement and was delivered with a proxy card. A proxy card is, in essence, a ballot. When you fill out your proxy card, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendations on pages 23 and 25.

We urge you to review the prospectus/proxy statement carefully, and to provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don’t return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

Table of contents

A Message from the Chairman		i

Notice of a Joint Special Meeting of Shareholders.		1

Combined Prospectus/Proxy Statement		3

Appendix A:	Form of Plan of
	Entity Conversion	A-1

Appendix B:	Form of Agreement
	and Plan of Merger	B-1

Appendix C:	Information about the
	Funds’ Preferred Shares	C-1

PROXY CARD ENCLOSED

If you have any questions, please contact us at
1-800-780-7316, the toll-free number we have set up
for you, or call your financial representative.

A Message from the Chairman

Dear Putnam Municipal Opportunities Trust Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Municipal Opportunities Trust (“Municipal Opportunities Trust”). While you are, of course, welcome to join us at Municipal Opportunities Trust’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following:

1. Approval of the proposed merger of each of (a) Putnam Investment Grade Municipal Trust and (b) Putnam Municipal Bond Fund into Municipal Opportunities Trust. In each merger, the common shares of the fund being acquired would, in effect, be exchanged, on a tax-free basis, for new common shares of Municipal Opportunities Trust with an equal net asset value, and preferred shares of the fund being acquired would, in effect, be exchanged for new preferred shares of Municipal Opportunities Trust with an equal aggregate liquidation preference. (To be voted on by common and preferred shareholders.)

2. Approval of (a) the authorization of $273 million of additional preferred shares of Municipal Opportunities Trust to be issued in exchange for existing preferred shares of the funds being acquired as described in Proposal 1 above and (b) a two-for-one stock-split of the Series A preferred shares of Municipal Opportunities Trust and a corresponding reduction in liquidation preference from $50,000 per share to $25,000 per share, in order to facilitate the proposed mergers. (To be voted on by preferred shareholders only.)

The investment objectives of Municipal Opportunities Trust and the funds being acquired are substantially similar. All three funds are leveraged closed-end funds seeking as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC, your fund’s investment manager, believes is consistent with preservation of capital. Although the proposed mergers are not expected to materially affect the operation of your fund, we are required by your fund’s Agreement and Declaration of Trust and by the rules of the New York Stock Exchange to solicit your vote on these matters.

If shareholders approve the proposed mergers and certain conditions are met, the mergers are expected to take place in October 2007.

The Trustees of Municipal Opportunities Trust have carefully reviewed the terms of the proposals and unanimously recommend that shareholders approve them. The Trustees expect that, as a result of the proposed mergers, shareholders of Municipal Opportunities Trust will benefit from participation in a larger combined fund with a lower expense ratio. Other potential benefits, and potential disadvantages, of the proposals are discussed in the prospectus/proxy statement, which we urge you to review carefully.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-780-7316, or call your financial representative.

Sincerely yours,

John A. Hill
Chairman of the Trustees

i

A Message from the Chairman

Dear Putnam Investment Grade Municipal Trust Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Investment Grade Municipal Trust (“Investment Grade Municipal Trust”). While you are, of course, welcome to join us at Investment Grade Municipal Trust’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following:

1. Approval of the proposed merger of Investment Grade Municipal Trust into Putnam Municipal Opportunities Trust (“Municipal Opportunities Trust”). In this merger, the common shares of Investment Grade Municipal Trust would, in effect, be exchanged, on a tax-free basis, for new common shares of Municipal Opportunities Trust with an equal net asset value, and preferred shares of Investment Grade Municipal Trust would, in effect, be exchanged for new preferred shares of Municipal Opportunities Trust with an equal aggregate liquidation preference. The proposed merger would be accomplished in two steps, each of which requires the approval of common and preferred shareholders of Investment Grade Municipal Trust:

(a) conversion of Investment Grade Municipal Trust from a Massachusetts business trust into a Massachusetts limited liability company; and

(b) merger of the converted Investment Grade Municipal Trust with and into Municipal Opportunities Trust.

It is anticipated that Putnam Municipal Bond Fund also will merge into Municipal Opportunities Trust, subject to certain conditions and approval by shareholders of Putnam Municipal Bond Fund. The investment objectives of Municipal Opportunities Trust, your fund and the other fund being acquired are substantially similar. All three funds are leveraged closed-end funds seeking as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC, your fund’s investment manager, believes is consistent with preservation of capital.

If shareholders approve the proposed mergers and certain conditions are met, the mergers are expected to take place in October 2007.

The Trustees of Investment Grade Municipal Trust have carefully reviewed the terms of the proposal and unanimously recommend that shareholders approve the merger. The Trustees expect that, as a result of the proposed merger, shareholders of Investment Grade Municipal Trust will benefit from participation in a larger combined fund with a lower expense ratio. Other potential benefits, and potential disadvantages, of the proposals are discussed in the prospectus/proxy statement, which we urge you to review carefully.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-780-7316, or call your financial representative. Sincerely yours,

John A. Hill
Chairman of the Trustees

ii

A Message from the Chairman

Dear Putnam Municipal Bond Fund Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Municipal Bond Fund (“Municipal Bond Fund”). While you are, of course, welcome to join us at Municipal Bond Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following:

1. Approval of the proposed merger of Municipal Bond Fund into Putnam Municipal Opportunities Trust (“Municipal Opportunities Trust”). In this merger, the common shares of Municipal Bond Fund would, in effect, be exchanged, on a tax-free basis, for common shares of Municipal Opportunities Trust with an equal net asset value, and preferred shares of Municipal Bond Fund would, in effect, be exchanged for preferred shares of Municipal Opportunities Trust with an equal aggregate liquidation preference. The proposed merger would be accomplished in two steps, each of which requires the approval of common and preferred shareholders of Municipal Bond Fund:

(a) conversion of Municipal Bond Fund from a Massachusetts business trust into a Massachusetts limited liability company; and

(b) merger of the converted Municipal Bond Fund with and into Municipal Opportunities Trust.

It is anticipated that Putnam Investment Grade Municipal Trust also will merge into Municipal Opportunities Trust, subject to certain conditions and approval by shareholders of Putnam Investment Grade Municipal Trust. The investment objectives of Municipal Opportunities Trust, your fund and the other fund being acquired are substantially similar. All three funds are leveraged closed-end funds seeking as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC, your fund’s investment manager, believes is consistent with preservation of capital.

If shareholders approve the proposed mergers and certain conditions are met, the mergers are expected to take place in October 2007.

The Trustees of Municipal Bond Fund have carefully reviewed the terms of the proposal and unanimously recommend that shareholders approve the merger. The Trustees expect that, as a result of the proposed merger, shareholders of Municipal Bond Fund will benefit from participation in a larger combined fund with a lower expense ratio. Other potential benefits, and potential disadvantages, of the proposals are discussed in the prospectus/proxy statement, which we urge you to review carefully.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-780-7316, or call your financial representative.

Sincerely yours,

John A. Hill
Chairman of the Trustees

iii

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST AND
PUTNAM MUNICIPAL BOND FUND

Notice of a Joint Special Meeting of Shareholders

► This is the formal agenda for the joint special shareholder meeting of Putnam Municipal Opportunities Trust (“Municipal Opportunities Trust”), Putnam Investment Grade Municipal Trust (“Investment Grade Municipal Trust”) and Putnam Municipal Bond Fund (“Municipal Bond Fund”). It tells you what matters will be voted on and the time and place of the meeting, in the event that you attend in person.

To the Shareholders of Municipal Opportunities Trust:

A Special Meeting of Shareholders of Municipal Opportunities Trust will be held on October 15, 2007 at 11:00 a.m. Eastern time, on the 12th Floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. A proposal to merge each of Investment Grade Municipal Trust and Municipal Bond Fund (each such fund being referred to herein as a “Merging Fund,” and together, as the “Merging Funds”) with and into Municipal Opportunities Trust, which shall require the following shareholder actions:

a. Approval of an Agreement and Plan of Merger that provides that Investment Grade Municipal Trust will merge with and into Municipal Opportunities Trust. See page 4. (To be voted on by common and preferred shareholders.)

b. Approval of an Agreement and Plan of Merger that provides that Municipal Bond Fund will merge with and into Municipal Opportunities Trust. See page 4. (To be voted on by common and preferred shareholders.)

2 A proposal regarding the preferred shares of Municipal Opportunities Trust which shall require the following shareholder actions:

a. Approval of the authorization, creation and issuance of additional preferred shares of Municipal Opportunities Trust with an aggregate liquidation preference of $273 million. See page 24. (To be voted on by preferred shareholders only.)

b. Approval of a two-for-one stock-split of the Series A preferred shares of Municipal Opportunities Trust and a corresponding reduction in liquidation preference from $50,000 per share to $25,000 per share. See page 24. (To be voted on by preferred shareholders only.)

To the Shareholders of Investment Grade Municipal Trust:

A Special Meeting of Shareholders of Investment Grade Municipal Trust will be held on October 15, 2007, at 11:00 a.m. Eastern time, on the 12th Floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. A proposal to merge Investment Grade Municipal Trust with and into Municipal Opportunities Trust, which shall require the following shareholder actions:

a. Approval of a Plan of Entity Conversion providing for the conversion of Investment Grade Municipal Trust from a Massachusetts business trust to a Massachusetts limited liability company (the “Municipal Trust Conversion”). See page 4. (To be voted on by common and preferred shareholders separately.)

b. Approval of an Agreement and Plan of Merger providing that, following the Municipal Trust Conversion, Investment Grade Municipal Trust will merge with and into Municipal Opportunities Trust pursuant to the Massachusetts Limited Liability Company Act. See page 4. (To be voted on by common and preferred shareholders separately.)

To the Shareholders of Municipal Bond Fund

A Special Meeting of Shareholders of Municipal Bond Fund will be held on October 15, 2007 at 11:00 a.m. Eastern time, on the 12th Floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. A proposal to merge Municipal Bond Fund with and into Municipal Opportunities Trust, which shall require the following shareholder actions:

a. Approval of a Plan of Entity Conversion providing for the conversion of Municipal Bond Fund from a Massachusetts business trust to a Massachusetts limited liability company (the “Municipal Bond Conversion”). See page 4. (To be voted on by common and preferred shareholders separately.)

b. Approval of an Agreement and Plan of Merger providing that, following the Municipal Bond Conversion, Municipal Bond Fund will merge with and into Municipal Opportunities Trust pursuant to the Massachusetts Limited Liability Company Act. See page 4. (To be voted on by common and preferred shareholders separately.)

By Judith Cohen, Clerk, on behalf of the Trustees:

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Charles E. Haldeman, Jr., President

Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

THE TRUSTEES URGE YOU TO MARK, SIGN,
DATE AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED
OR, IF YOU HOLD COMMON SHARES OF A
FUND, TO RECORD YOUR VOTING INSTRUC-
TIONS BY AUTOMATED TELEPHONE OR V
IA THE INTERNET SO THAT YOU WILL BE
REPRESENTED AT THE MEETING.

September 13, 2007

Prospectus/Proxy Statement
September 13, 2007

Mergers of each of:	With and into:
Putnam Investment Grade Municipal Trust	Putnam Municipal Opportunities Trust
(“Investment Grade Municipal Trust”)	(“Municipal Opportunities”)
One Post Office Square	One Post Office Square
Boston, Massachusetts 02109	Boston, Massachusetts 02109
(617) 292-1000	(617) 292-1000

and

Putnam Municipal Bond Fund (“Municipal
Bond Fund”)
One Post Office Square
Boston, Massachusetts 02109
(617) 292-1000

This Prospectus/Proxy Statement relates to the proposed merger of each of (a) Investment Grade Municipal Trust and (b) Municipal Bond Fund (each such fund being referred to herein as a “Merging Fund,” and together, as the “Merging Funds”) with and into Municipal Opportunities Trust. As a result of the proposed mergers, each holder of a Merging Fund’s common shares will receive a number of full and fractional common shares of Municipal Opportunities Trust equal in value at the date of the exchange to the total value of the shareholder’s common shares of the Merging Fund. Similarly, each holder of a Merging Fund’s preferred shares will receive preferred shares of Municipal Opportunities Trust with an equal aggregate liquidation preference.

The Notice of Special Joint Meeting, the proxy card and this Prospectus/Proxy Statement are being mailed on or about September 13, 2007. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matters described herein or investing in Municipal Opportunities Trust, a non-diversified, closed-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

The statement of additional information relating to the proposed mergers, dated September 13, 2007 (the “Merger SAI”), along with the other documents identified below, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. Shareholders may obtain free copies of any document incorporated by reference into this Prospectus/Proxy Statement, request other information about the funds or make shareholder inquiries by contacting their financial representative, by visiting the Putnam Investments website at www.putnam.com, or by calling Putnam Investments toll-free at 1-800-225-1581. This information may also be obtained by contacting the SEC, as described below.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated by reference into this Prospectus/Proxy Statement:

(i) the Merger SAI;

(ii) the Performance Summary, Report of Independent Registered Public Accounting Firm and financial statements included in Municipal Opportunities Trust’s Annual Report to Shareholders for the fiscal year ended April 30, 2007;

(iii) the Performance Summary, Report of Independent Registered Public Accounting Firm and financial statements included in Investment Grade Municipal Trust’s Annual Report to Shareholders for the fiscal year ended November 30, 2006;

(iv) the unaudited financial statements included in Investment Grade Municipal Trust’s Semiannual Report to Shareholders for the period ended May 31, 2007; and

(v) the Performance Summary, Report of Independent Registered Public Accounting Firm and financial statements included in Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2007.

Shares of Municipal Opportunities Trust are no
t deposits or obligations of, or guaranteed or
endorsed by, any financial institution, are not
insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board or any
other agency, and involve risk, including the
possible loss of principal amount invested.

This document will give you the information you need to vote on the proposals. Much of the information contained in this Prospectus/Proxy statement is required by SEC rules; some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-780-7316, or call your financial representative. Like the Merging Funds, Municipal Opportunities Trust is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). Municipal Opportunities Trust and the Merging Funds are collectively referred to herein as the “funds,” and each is referred to individually as a “fund.”

The common shares of Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbols “PMO,” “PGM” and “PMG,” respectively. You may inspect reports, proxy material and other information concerning each of the funds at the NYSE.

The funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

I. PROPOSAL REGARDING APPROVAL OF
MERGERS AND RELATED TRANSACTIONS

A. Questions and Answers. The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between closed-end funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed mergers.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders approve the transactions whereby each Merging Fund will be merged with and into Municipal Opportunities Trust, as contemplated by the transaction documents described in more detail under “Information about the Proposed Mergers — Merger Documents.” If approved by shareholders, the assets and liabilities of each Merging Fund will become assets and liabilities of Municipal Opportunities Trust, and the outstanding common and preferred shares of each Merging Fund will, in effect, be exchanged for common and preferred shares, respectively, of Municipal Opportunities Trust (the “Common Merger Shares” and the “Preferred Merger Shares,” respectively, and together, the “Merger Shares”) with an aggregate value equal to the value of the relevant Merging Fund’s assets net of liabilities (other than liabilities consisting of the aggregate liquidation preference of the Merging Fund’s outstanding preferred shares).

2. What will happen to my shares as a result of the merger?

If you are a shareholder of a Merging Fund, your common shares of the Merging Fund will, in effect, be exchanged on a tax-free basis for common shares of Municipal Opportunities Trust with an equal aggregate net asset value on the date of the merger. It is possible, however, that the market value of such shares may differ. See the response to question 13 below. Your preferred shares of the Merging Fund will, in effect, be exchanged on a tax-free basis for preferred shares of Municipal Opportunities Trust with an equal aggregate liquidation preference and substantially the same terms.

If you are a shareholder of Municipal Opportunities Trust, your common and preferred shares of Municipal Opportunities Trust will not be affected by the merger, but will represent interests in a larger fund pursuing the same investment goals, strategies and policies and subject to similar restrictions. The combined fund will have a leverage ratio similar to that of Municipal Opportunities Trust. It is anticipated, however, that based on Putnam Management’s analysis of conditions in the tax-exempt securities market, including expectations regarding movements of short-, medium- and long-term interest rates, and of the use of leverage by comparable tax-exempt closed-end funds, Putnam Management will recommend that the Trustees of Municipal Opportunities Trust approve the involuntary redemption of a portion of Municipal Opportunities Trust’s preferred shares following the consummation of the mergers to reduce the combined fund’s leverage ratio. As of the date of this Prospectus/Proxy Statement, the Trustees have not approved the proposed redemption.

3. Why are the Trustees proposing the mergers?

As discussed in more detail below, the funds have substantially similar investment goals and strategies and have similar policies and restrictions. In addition, there is substantial overlap in the composition of the funds’ portfolios. The Trustees are recommending the mergers to allow shareholders to benefit from the larger asset size and lower expense ratio of the combined fund, without significantly changing the nature of their investment. The same management team that is responsible for day-to-day management of each fund will continue to be responsible for the management of the combined fund.

The Trustees of Putnam Funds, who serve as Trustees of each fund involved in the proposed mergers, have carefully considered the anticipated benefits and costs of the proposed mergers to shareholders of the funds. The Trustees of the funds, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the funds or Putnam Management (referred to as “Independent Trustees” throughout this Prospectus/Proxy Statement), have determined that the proposed mergers are in the best interests of shareholders of the funds and that the interests of the existing shareholders of each fund would not be diluted by the proposed mergers. For a detailed discussion of the Trustees’ deliberations, see “Information about the Proposed Mergers — Trustees’ Considerations Relating to Proposed Mergers.” The Trustees unanimously recommend that shareholders vote FOR approval of the proposed mergers.

4. What happens if shareholders approve the proposed merger of one Merging Fund with and into Municipal Opportunities Trust, but not the other?

An unfavorable vote on the proposed merger of one Merging Fund will not affect the consummation of the proposed merger by the other Merging Fund, if such merger is approved by the shareholders of such other Merging Fund and Municipal Opportunities Trust. The consummation of the proposed mergers is also subject to certain other conditions discussed under “Information about the Proposed Mergers — General.”

5. How do the investment goals, strategies, policies and restrictions of the funds compare?

Investment Goals and Strategies

The investment goals and strategies of the funds are substantially similar, as described in the following table:

Investment Grade
	Municipal Opportunities Trust	Municipal Trust	Municipal Bond Fund

Investment Goal	Seeks to provide as high a level of	Seeks to provide as high a level of	Seeks to provide as high a level of
	current income free from federal	current income free from federal	current income free from federal
	income tax as Putnam Management	income tax as is believed to be	income tax as Putnam Management
	believes is consistent with the	consistent with the preservation	believes is consistent with the
	preservation of capital.	of capital.	preservation of capital.

Investment Strategies	To invest at least 80% of its total	To invest at least 80% of its total	To invest at least 80% of its total
	assets in investment grade	assets in tax-exempt investment	assets in a diversified portfolio of
	municipal bonds.	grade municipal securities.	investment grade tax-exempt
securities that are not perceived
as involving risk to principal.

Investment Policies and Restrictions

The funds have similar investment policies and restrictions. Among the important differences, however, are restrictions relating to borrowing, voting securities and diversification. The material differences between the investment restrictions of Municipal Opportunities Trust and each Merging Fund are explained in more detail below under “Information about the Funds —Investment Restrictions.” Putnam Management does not anticipate that a significant portion of either Merging Fund’s portfolio securities will be disposed of in connection with the applicable merger.

6. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the mergers?

The following table summarizes the fees and expenses you may pay when investing in the funds, the annual operating expenses for each fund, and the pro forma expenses of Municipal Opportunities Trust, assuming consummation of both proposed mergers and based on pro forma combined assets as of April 30, 2007 (the Municipal Opportunities Trust’s most recent fiscal year end). As described herein, an unfavorable vote by either Merging Fund will not affect the consummation of the proposed merger by the other Merging Fund if approved by shareholders of such other Merging Fund and Municipal Opportunities Trust; therefore, the table also summaries the fees and expenses you may pay (a) assuming consummation of the merger of Investment Grade Municipal Trust with and into Municipal Opportunities Trust only, based on pro forma combined assets of Investment Grade Municipal Trust and Municipal Opportunities Trust as of April 30, 2007, and (b) assuming consummation of the merger of Municipal Bond Fund with and into Municipal Opportunities Trust only, based on pro forma combined assets of Municipal Bond Fund and Municipal Opportunities Trust as of April 30, 2007.

Expenses for each fund are based on amounts incurred during the fiscal year ended April 30, 2007 for each of Municipal Opportunities Trust and Municipal Bond Fund and for the fiscal year ended November 30, 2006 for Investment Grade Municipal Trust. Please see “Information about the Proposed Mergers — Trustees’ Considerations Related to the Proposed Mergers” for more information on the expenses for each fund.

				Municipal	Municipal	Municipal
				Opportunities	Opportunities	Opportunities
		Investment		Trust (pro forma	Trust (pro forma	Trust (pro forma
	Municipal	Grade		combined with	combined with	combined with
Shareholder	Opportunities	Municipal	Municipal	Investment Grade	Municipal	both Merging
transaction expenses	Trust	Trust	Bond Fund	Municipal Trust)	Bond Fund)	Funds)

Maximum Sales Charge
imposed on purchases
(as a percentage
of offering price)	None(a)	None(a)	None(a)	None(a)	None(a)	None(a)

Dividend
Reinvestment Plan	None(a)	None(a)	None(a)	None(a)	None(a)	None(a)

				Municipal	Municipal	Municipal
				Opportunities	Opportunities	Opportunities
Annual Fund Operating		Investment		Trust (pro forma	Trust (pro forma	Trust (pro forma
Expenses (Expenses	Municipal	Grade		combined with	combined with	combined with
that are deducted	Opportunities	Municipal	Municipal	Investment Grade	Municipal Bond	both Merging
from fund assets)*	Trust†	Trust††	Bond Fund†	Municipal Trust)**	Fund)**	Funds)**

Management Fees***	0.88%*	0.90%*	0.86%*	0.89%*	0.88%*	0.88%*

Other Expenses	0.40%	0.38%	0.39%	0.32%	0.30%	0.30%

Total Annual Fund
Operating Expenses****	1.28%	1.28%	1.25%	1.21%	1.18%	1.18%

(a) Shares of each fund purchased on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any underwriting commission paid by shareholders in the initial offering of each fund.

(b) Each participant in a fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. With respect to each fund’s last fiscal year, participants in the Plan incurred brokerage commissions representing $0.03 per share.

† Beginning with dividends declared in October 2007, each Merging Fund’s Plan has been suspended indefinitely. † For the fiscal year ended April 30, 2007.

†† For the fiscal year ended November 30, 2006.

* Includes management fees on preferred share assets. Management fees for Investment Grade Municipal Trust have been restated to reflect fees payable under the Management Contract that became effective on January 1, 2006.

** Does not reflect non-recurring expenses that each fund is expected to incur in connection with the mergers. If such expenses had been reflected, “other expenses” and “Total Annual Fund Operating Expenses” would have been 0.40% and 1.29%, respectively, for Municipal Opportunities Trust pro forma combined with Investment Grade Municipal Trust only; 0.38% and 1.26%, respectively, for Municipal Opportunities Trust pro forma combined with Municipal Bond Fund only; and 0.38% and 1.26%, respectively, for Municipal Opportunities Trust pro forma combined with both Merging Funds.

*** Although the management fee rates will not change in connection with the merger, Municipal Opportunities Trust pro forma combined with both Merging Funds would have proportionately more leverage through preferred shares than Municipal Bond Fund and proportionately less leverage than Investment Grade Municipal Trust. As a result, the management fees of Municipal Opportunities Trust on a pro forma combined basis with Municipal Bond Fund only and of Municipal Opportunities Trust on a pro forma combined basis with both Merging Funds (in each case, expressed as a percentage of assets attributable to common shares) are expected to be higher than the management fees currently incurred by Municipal Bond Fund. Conversely, the management fees of Municipal Opportunities Trust pro forma combined with Investment Grade Municipal Trust only and of Municipal Opportunities Trust pro forma combined with both Merging Funds (in each case, expressed as a percentage of assets attributable to common shares) are expected to be lower than the management fees currently incurred by Investment Grade Municipal Trust. In addition, the expenses of the funds in the table above are calculated as of different dates (each fund’s fiscal year end). Please see “Trustees’ Considerations Related to the Proposed Mergers — Operating Expenses” for a comparison of expenses as of April 30, 2007.

**** Expressed as a percentage of assets attributable to common shares.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger. Please note that, in the expense table, it is assumed that all dividends and distributions are reinvested at net asset value, although some participants in the funds’ Dividend Reinvestment Plan may receive shares at the market price in effect at that time, if the market price is below the per-share net asset value.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $1,000 in common shares of a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Municipal
Opportunities
Trust	$13	$41	$70	$155

Investment Grade
Municipal Trust	$13	$41	$70	$155

Municipal Bond Fund	$13	$40	$69	$151

Municipal
Opportunities
Trust (pro forma
combined with
Investment Grade
Municipal Trust only)	$12	$38	$66	$147

Municipal
Opportunities
Trust (pro forma
combined with
Municipal Bond
Fund only)	$12	$37	$65	$143

Municipal
Opportunities
Trust (pro forma
combined with both
Merging Funds)	$12	$37	$65	$143

7. How does the investment performance of the funds compare?

The following information provides some indication of each fund’s risks. The chart shows year-to-year changes in the net asset value performance of each fund’s common shares. The table following the chart compares each fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of future performance.

CALENDAR YEAR TOTAL RETURNS

Municipal Opportunities Trust

Investment Grade Municipal Trust

Municipal Bond Fund

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through June 30, 2007 for Municipal Opportunities Trust was –0.86% (at net asset value) and 0.76% (at market price), for Investment Grade Municipal Trust was –0.91% (at net asset value) and 1.82% (at market price), and for Municipal Bond Fund was –0.87% (at net asset value) and 1.93% (at market price). During the periods shown in the bar chart, Municipal Opportunities Trust’s highest return at net asset value for a quarter was 5.39% (quarter ended 6/30/03) and lowest return for a quarter was –3.15% (quarter ended 6/30/04); Investment Grade Municipal Trust’s highest return at net asset value for a quarter was 6.03% (quarter ended 6/30/03) and lowest return for a quarter was –3.54% (quarter ended 6/30/04); and Municipal Bond Fund’s highest return at net asset value for a quarter was 7.00% (quarter ended 6/30/03) and lowest return for a quarter was –3.52% (quarter ended 6/30/04).

Average Annual Total Returns
(for periods ended 4/30/07)

	Past	Past	Past
	1 year	5 years	10 years

Municipal Opportunities Trust
Common shares
(at net asset value)	7.75%	6.97%	6.46%
Common shares
(at market price)	9.64%	6.14%	5.42%

Investment Grade Municipal Trust
Common shares
(at net asset value)	7.51%	7.13%	6.43%
Common shares
(at market price)	13.54%	5.25%	3.85%

Municipal Bond Fund
Common shares
(at net asset value)	6.94%	7.54%	6.71%
Common shares
(at market price)	9.65%	7.22%	5.46%

Lehman Municipal Bond Index
(no deduction for fees,
expenses or taxes)	5.78%	5.16%	5.81%

Like the bar chart above, the information does not reflect any brokerage commissions associated with the purchase of shares of the funds on the NYSE or any sales charges paid in the funds’ initial public offerings. Each fund’s performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds. It is not possible to invest directly in the index.

8. What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by the Merging Funds or their shareholders as a result of the proposed mergers, and the aggregate tax basis of the Merger Shares received by each shareholder of the Merging Funds in the mergers will be the same as the aggregate tax basis of the shareholder’s Merging Fund shares. However, because the mergers will end the tax year of the Merging Funds, the mergers may accelerate distributions from the Merging Funds to their shareholders. At any time prior to the consummation of the merger, a shareholder may sell shares on the NYSE, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. Certain other tax consequences are discussed under “Information about the Proposed Mergers — Federal Income Tax Consequences.”

9. Will my dividend be affected by the proposed mergers?

The Trustees do not expect that the shareholders of the funds will see any material change in the dividends they receive as a result of the proposed mergers, although there can be no assurance that this will be the case. As of April 30, 2007, the current dividend rates for common shares of Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund were 4.36%, 4.47% and 4.43%, respectively; the estimated dividend rate for common merger shares of Municipal Opportunities Trust on a pro forma basis, after giving effect to the merger of Investment Grade Municipal Trust only, would be 4.46%; the estimated dividend rate for Municipal Opportunities Trust on a pro forma basis, after giving effect to the merger of Municipal Bond Fund only, would be 4.45%; and the estimated dividend for Municipal Opportunities Trust on a pro forma basis, after giving effect to both mergers, would be 4.49% . As of June 29, 2007, the SEC yields for common shares of Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund were 3.43%, 3.59% and 3.48%, respectively. Over the longer term, the level of dividends will depend on market conditions, the amount of the preferred shares Municipal Opportunities Trust may from time to time have outstanding and the ability of Putnam Management to invest Municipal Opportunities Trust’s assets, including those received from the Merging Funds in the mergers, in securities meeting Municipal Opportunities Trust’s investment goal and policies.

Municipal Opportunities Trust will not permit any holder of certificated shares of a Merging Fund at the time of the merger to receive cash dividends or other distributions, receive certificates for Common Merger Shares or pledge Common Merger Shares until the certificates for shares of the Merging Fund have been surrendered to Putnam Fiduciary Trust Company, the funds’ transfer agent, or, in the case of lost certificates, until an adequate surety bond has been posted. To obtain information on how to return your share certificates for a Merging Fund if and when the applicable merger is completed, please call Putnam Investor Services, a division of Putnam Fiduciary Trust Company, at 1-800-225-1581.

If a shareholder is not, for the reasons above, permitted to receive cash dividends or other distributions on Common Merger Shares, Municipal Opportunities Trust will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on shares of a Merging Fund in cash.

10. Do the procedures for purchasing and selling shares of the funds differ?

The procedures for purchasing and selling common shares of each fund are identical and are not expected to change. As closed-end funds, the funds do not redeem outstanding shares or continuously offer shares. The funds’ shares currently may be bought and sold at prevailing market prices on the NYSE. Municipal Opportunities Trust will apply to list the Common Merger Shares on the NYSE. It is a condition to the closing of the proposed mergers that the Common Merger Shares be accepted for listing.

11. How will I be notified of the outcome of the proposed mergers?

If you are a Merging Fund shareholder and your fund’s merger is approved, you will receive confirmation after the merger is completed, indicating your new account number, and the number of shares of Municipal Opportunities Trust you are receiving. Shareholders of Municipal Opportunities Trust will be notified of the mergers in the fund’s next annual or semi-annual report. To obtain information on how to return any share certificates you have for a Merging Fund, please call Putnam Investor Services at 1-800-225-1581.

If either or both proposed mergers are not approved, shareholders of Municipal Opportunities Trust and of the applicable Merging Fund(s) will be notified and the results of the meeting will be provided in the next annual or semi-annual report of each fund.

12.Will the number of shares I own change?

If you hold common shares of either Merging Fund, the number of common shares you own will change but the total net asset value of the common shares of Municipal Opportunities Trust you receive will equal the total net asset value of the common shares of the relevant Merging Fund that you hold at the time each Merging Fund’s shares are valued for purposes of the merger. If you are a shareholder of Municipal

Opportunities Trust common shares, the number of Municipal Opportunities Trust shares you own will not change. Even though the net asset value per common share of each fund is different, the total net asset value of a common shareholder’s holdings will not change as a result of the merger. Of course, the Common Merger Shares may trade at a discount from net asset value, which might be greater or less than the trading discount of each Merging Fund’s common shares at the time of the merger.

If you hold preferred shares of Municipal Bond Fund, it is anticipated that you will receive one preferred share of Municipal Opportunities Trust for each preferred share of Municipal Bond Fund you hold. If you hold preferred shares of Investment Grade Municipal Trust, it is anticipated that you will receive four preferred shares of Municipal Opportunities Trust for each preferred share you currently own as a result of the difference in liquidation preference for preferred shares of Municipal Opportunities Trust. The preferred shares you receive will bear the same aggregate liquidation preference and dividend period as the shares you currently own.

If you hold Series B or Series C preferred shares of Municipal Opportunities Trust, the number of preferred shares you own will not change as a result of the proposed mergers. If the proposed two-for-one stock-split and corresponding reduction in the liquidation preference of Series A preferred shares is approved, the holders of Municipal Opportunities Trust’s Series A preferred shares will receive two shares for every share they currently own. See “Proposal Regarding Preferred Shares of Municipal Opportunities Trust” below. Regardless of which series you own, the aggregate liquidation preference of the preferred shares of Municipal Opportunities Trust you own will remain the same.

13.Will the market value of my investment change?

Common shares of each fund are expected to continue to be traded on the NYSE until the time of the mergers. Shares of the funds may at times trade at a market price greater or less than net asset value. During recent years, shares of each fund have consistently traded at a discount to net asset value. Depending on market conditions immediately prior to the exchange, common shares of Municipal Opportunities Trust may trade at a greater or smaller discount or premium to net asset value than common shares of a Merging Fund, which would cause the Common Merger Shares to have a market value that is greater or less than the current market value of the common shares of the Merging Fund.

14. Who will be paying the expenses associated with the proposed mergers?

All fees and expenses, including legal and accounting expenses or other similar expenses incurred in connection with the consummation of the proposed mergers, will be allocated ratably among the three funds in proportion to their net assets, whether or not the mergers are consummated, except that the costs of proxy materials and proxy solicitations for each fund will be borne by that fund only and the costs of SEC filings will be borne by Municipal Opportunities Trust only. See “Trustees Considerations Relating to the Proposed Mergers – Transaction costs of the proposed mergers” for more information.

15.Why is the vote of Municipal Opportunities Trust’s shareholders being solicited?

Although Municipal Opportunities Trust will continue its legal existence and operations as presently conducted, we are required by the fund’s Agreement and Declaration of Trust and by the rules of the NYSE to solicit the vote of Municipal Opportunities Trust’s shareholders in this matter. In addition, because each proposed merger involves the issuance by Municipal Opportunities Trust of preferred shares (the Preferred Merger Shares) and a two-for-one stock-split for Series A preferred shares of Municipal Opportunities Trust and a corresponding reduction in liquidation preference. Municipal Opportunities Trust’s Bylaws require the approval of existing preferred shareholders of Municipal Opportunities Trust of such proposals. Municipal Opportunities Trust’s Bylaws will be amended to reflect that the Preferred Merger Shares have been authorized and stock-split regarding Series A preferred shares has been approved.

16.What percentage of shareholders’ votes are required to approve the proposed mergers?

Each proposed merger will not occur unless a majority of the outstanding common and preferred shares of beneficial interest of the applicable Merging Fund entitled to vote (each class voting separately) approve the relevant Conversion (as hereinafter defined) and the preferred shares of beneficial interest of Municipal Opportunities Trust have approved the authorization of Preferred Merger Shares. Assuming such approvals, each proposed merger further requires the “yes” vote of the holders of:

► a majority of the outstanding common and preferred shares of beneficial interest of Municipal Opportunities Trust entitled to vote (voting together), and

► a majority of the outstanding common and preferred shares of beneficial interest of the applicable Merging Fund entitled to vote (each class voting separately).

B. Risk Factors

What are the main investment strategies and related risks of Municipal Opportunities Trust and how do they compare with those of each Merging Fund?

Because the funds share substantially similar investment goals and strategies and have similar policies and restrictions (in each case, except as otherwise noted in this Prospectus/Proxy Statement), the risks described below for an investment in Municipal Opportunities Trust are similar to the risks of an investment in either Merging Fund. Municipal Opportunities Trust, unlike each Merging Fund, is a non-diversified investment company, and therefore subject to additional risks.

Any investment carries with it some level of risk that generally reflects its potential for reward. Putnam Management will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the funds’ main investment strategies follows. Unless otherwise indicated, each risk applies equally to Municipal Opportunities Trust and each Merging Fund.

Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service (the “Service”) or a state authority could make the income from some of these obligations taxable.

Interest income from private activity bonds may be subject to Federal Alternative Minimum Tax (“AMT”) for individuals. The fund can include these investments for the purpose of complying with the 80% investment policy described above. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

The Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends derived from obligations issued by government agencies located in their state of residence. The Supreme Court has announced oral arguments on this case for the fall of 2007 and would likely issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease the values of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Municipal Opportunities Trust invests 80% of its total assets in investment grade municipal bonds. Investment grade municipal bonds are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency or are unrated investments Putnam Management believes are of comparable quality. The fund may invest up to 20% of its total assets in securities rated at least BB/Ba by a nationally recognized securities rating agency or unrated investments that Putnam Management believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced after purchase.

Investments rated below BBB by S&P or its equivalent are below investment grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will be more volatile and are likely to fall. A default or expected default could also make it difficult for Putnam Management to sell investments at prices approximating the values Putnam Management had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

The fund may purchase investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

Focused investment risk. The fund may make significant investments in a segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. These investments may cause the value of fund’s shares to change more than the value of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes the fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

► the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

► the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes, and

► economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

At times, the fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Non-diversification. Unlike each Merging Fund, Municipal Opportunities Trust is a “non-diversified” investment company under the 1940 Act. This means that Municipal Opportunities Trust may invest more of its assets in the securities of fewer issuers than a diversified fund. Under the Internal Revenue Code (the “Code”), the fund generally may not invest more than 25% of its assets in securities of any one issuer, other than U.S. government securities. Also with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. government securities. The fund is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified investment company that invests in a broader range of securities. This practice involves an increased risk of loss to the fund if the issuers were to be unable to make interest or principal payments or if the market values of such securities were to decline.

Derivatives. The fund may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The fund may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. The fund may also use derivatives as a substitute for direct investments in the securities of one or more issuers. However, the fund may also choose not to use derivatives, based on Putnam Management’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. The risk of loss from a short derivatives position is theoretically unlimited. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the transaction will not meet its obligations. For further information about the risks of derivatives, see the Merger SAI.

Leverage. Each fund uses leverage from the sale of preferred shares in an effort to increase the net income of the fund available for distribution to common shareholders. Subject to borrowing limitations set forth in the fund’s investment restrictions and under the 1940 Act, the fund may also leverage the fund’s portfolio by borrowing money and by utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage are generally used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the sale of preferred shares. There are risks and possible disadvantages associated with leveraging, including higher volatility of the fund’s net asset value and market value of its common shares and the possibility that, due to interest rate or other market changes, the rate at which the fund is required to pay dividends on any preferred shares might at times exceed the fund’s investment return on the proceeds of the preferred shares.

Successful use of a leveraging strategy may depend on Putnam Management’s ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

So long as the increase in the fund’s net return on its investment portfolio as a result of the leverage provided by preferred shares is greater than the then current dividend rate of the preferred shares, after taking into account the additional operating expenses relating to the preferred shares, the effect of the leverage provided by such preferred shares will be to cause the common shareholders to realize a higher current return rate of than if the fund were not so leveraged. On the other hand, to the extent that the then current rate of return on the preferred shares were to exceed the amount of any such increase after expenses in the fund’s net return on its investment portfolio as a result of leverage provided by the preferred shares, the fund’s leveraged capital structure would result in a lower rate of return to its common shareholders than if the fund had less leverage or an unleveraged capital structure. In addition to the potential effects on investment income and dividends, the fund’s leveraged capital structure may also adversely affect the net asset value and market value of its common shares. Similarly, because any decline in the value of the fund’s investments is generally borne by its common shareholders, the effect of leverage in a declining market would be to cause a greater decline in the net asset value of common shares than if the fund were not leveraged, which would likely be reflected in a greater decline in the market price for the fund’s common shares. Under those circumstances, the fund might redeem its preferred shares, thereby eliminating the potential future benefits of leverage to the common shareholders.

If the fund’s current investment income is not sufficient to meet dividend payments on preferred shares, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the fund’s common shares. In addition, a decline in the net asset value of the fund’s investments may affect the ability of the fund to make dividend payments on its common shares, and such failure to pay dividends or make distributions may result in the fund ceasing to quality as a regulated investment company under the Code.

At any time when preferred shares are outstanding, the fund also is required to meet asset coverage requirements under the 1940 Act or imposed by rating agencies which provide ratings of the preferred shares. Such requirements may limit the fund’s ability to take advantage of certain investment opportunities which would be available if no preferred shares were outstanding.

The holders of any preferred shares are entitled to receive distributions on a cumulative basis before any dividend or other distribution may be paid to common shareholders and, upon any liquidation of the fund, will be entitled to receive liquidating distributions (expected to equal the original purchase price per preferred share plus any accrued and unpaid dividends thereon) before any distribution is made to common shareholders.

Anti-takeover provisions. The fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund or to cause it to engage in certain transactions or to modify its structure. These provisions may have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices and may have the effect of inhibiting the fund’s conversion to open-end status.

Market price of shares. Shares of closed-end investment companies often trade at a discount to their net asset values, although it is possible that they may trade at a premium above net asset value. Net asset value will be reduced prior to or immediately following the merger as a result of merger-related expenses. Since the market price of the fund’s common shares will be determined by such factors as relative demand for and supply of such shares in the market, the fund’s net asset value, general market and economic conditions, and other factors beyond the control of the fund, the fund cannot predict whether its common shares will trade at, below, or above net asset value.

Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, such as investments in repurchase agreements and forward commitments, which may produce taxable income and be subject to other risks, as described in the Merger SAI.

Alternative strategies. Under normal market conditions, the fund’s portfolio is fully invested, with minimal cash holdings. However, at times Putnam Management may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. The fund then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, Putnam Management may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The fund’s Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise provided by the fund’s Agreement and Declaration of Trust and Bylaws.

_________________

An investment in Municipal Opportunities Trust may not be appropriate for all investors, and there is no assurance that Municipal Opportunities Trust will achieve its investment objective.

You can lose money on your investment in Municipal Opportunities Trust. Municipal Opportunities Trust is not intended as a complete investment program. An investment in Municipal Opportunities Trust is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

C.Information about the Proposed Mergers

General. The shareholders of the funds are being asked to approve proposed mergers of each Merging Fund with and into Municipal Opportunities Trust. Each merger will be effected through a two-step process, as described below in order to assure that the proposed merger will be tax-free to shareholders.

Pursuant to a Plan of Entity Conversion (each such plan being referred to herein as a “Conversion Plan,” and together, as the “Conversion Plans”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A, each Merging Fund would convert from a Massachusetts business trust to a Massachusetts limited liability company (each conversion being referred to herein as a “Conversion,” and together, the “Conversions”). The relevant Merging Fund, organized as a limited liability company, then would merge with and into Municipal Opportunities Trust pursuant to an Agreement and Plan of Merger (the “Plan of Merger”), a form of which is attached to this Prospectus/Proxy Statement as Appendix B, and in accordance with the Massachusetts Limited Liability Act (the “LLC Act”) (each such merger pursuant to the LLC Act being referred to herein as a “Statutory Merger,” and together, the “Statutory Mergers”). Both steps are expected to be tax-free to shareholders (see “Federal Income Tax Consequences” below). In connection with the Conversions, each member of the Board of Trustees of each Merging Fund would become a member of the Board of Managers of the relevant Merging Fund once it is organized as a limited liability company and the officers of the relevant Merging Fund would remain unchanged. Shareholders of each Merging Fund would remain shareholders of the Merging Fund upon the Conversion (their ownership interests being referred to as “shares” for convenience of reference in this Prospectus/Proxy Statement) until consummation of the Statutory Merger soon thereafter.

Upon completion of the proposed mergers, all the property and liabilities of the Merging Funds will become property and liabilities of Municipal Opportunities Trust and the Merging Funds will cease to exist. Common shareholders of each Merging Fund will receive Common Merger Shares on the date of the exchange (the “Exchange Date”) based on the relative net asset values of their existing shares and such Common Merger Shares, determined at the time as of which each fund’s shares are valued for purposes of the proposed mergers (4:00 p.m. Eastern time on October 19, 2007 or such other time as mutually agreed by the applicable funds (the “Valuation Time”)) . Preferred shareholders of each Merging Fund will receive Preferred Merger Shares on the Exchange Date based on the aggregate liquidation preference of the preferred shares and the Preferred Merger Shares as of the Valuation Time. Prior to the Exchange Date, each Merging Fund expects to declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve each proposed merger and the related transactions, and to recommend that shareholders also approve the proposed mergers. An unfavorable vote on a proposed merger by the shareholders of one Merging Fund will not affect the implementation of the proposed merger by the other Merging Fund, if such merger is approved by the shareholders of such Merging Fund and Municipal Opportunities Trust and if certain other conditions are met. The Trustees have conditioned the effectiveness of the Plan of Merger with respect to each Merging Fund upon (a) such Merging Fund’s shareholders approving the applicable Conversion Plan, (b) Municipal Opportunities Trust’s preferred shareholders approving the issuance of $273 million of additional preferred shares (the Preferred Merger Shares), which are required to consummate the mergers and (c) Municipal Opportunities Trust’s preferred shareholders approving a two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust and a corresponding reduction in liquidation preference from $50,000 per share to $25,000 per share in order to facilitate the proposed mergers. Each Conversion Plan requires the affirmative vote of holders a majority of the outstanding common and preferred shares of beneficial interest of the applicable Merging Fund entitled to vote (each class voting separately); the issuance of the Preferred Merger Shares requires the affirmative vote of the holders of a majority of the outstanding preferred shares of beneficial interest of Municipal Opportunities Trust; and the two-for-one stock split of Series A preferred shares of Municipal Opportunities Trust requires the affirmative vote of the holders of a majority of the outstanding preferred shares of beneficial interest of Municipal Opportunities Trust.

It is a condition to the closing of each merger that Standard & Poor’s and Moody’s, which serve as rating agencies with respect to the funds’ outstanding preferred shares, shall have advised Municipal Opportunities Trust that the closing of the relevant merger will not result in the withdrawal of their current ratings of Municipal Opportunities Trust’s outstanding preferred shares and that the Preferred Merger Shares issued in the transaction will be rated AAA by Standard & Poor’s and “Aaa” by Moody’s. It is also a condition to the closing of each merger that the Common Merger Shares be accepted for listing on the NYSE.

Prior to the Conversions, individual investment restrictions of a Merging Fund may be temporarily revised or suspended to the extent necessary to effect the transactions described herein. Putnam Management does not anticipate that a significant portion of either Merging Fund’s portfolio securities will be disposed of in connection with the mergers. Municipal Opportunities Trust may, however, be required to dispose of a portion of its portfolio securities after consummation of the proposed mergers in order to fund the redemption of a portion of the combined fund’s outstanding preferred shares to reduce the combined fund’s leverage ratio. In the event that the proposed mergers and related transactions do not receive the required shareholder approvals, each fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may then consider such alternative arrangements or transactions as they believe to be in the best interests of its shareholders.

Trustees’ Considerations Relating to the
Proposed Mergers.

General

The Trustees of the funds have carefully considered the anticipated benefits and costs of each proposed merger from the perspective of each fund. The Trustees considered a recommendation, including a detailed plan for the mergers, from Putnam Management for these mergers at a meeting of the Board of Trustees held on February 8–9, 2007. After carefully considering the terms of each proposed merger, the Trustees determined at the meeting to approve in principle the merger of each Merging Fund into Municipal Opportunities Trust.

On June 15, 2007, following further review of the proposed transactions and discussion with representatives of Putnam Management, the Trustees unanimously approved all of the terms of the proposed mergers on behalf of the funds, adopted the Conversion Plans and the Plans of Merger (subject to shareholder approval) and determined to recommend that shareholders of the funds vote in favor of the transactions. In their deliberations, the Trustees took into account the recommendations of the Contract Committee, which consists solely of Independent Trustees, and which convened on several occasions to consider the attributes of the funds and the terms of the proposed mergers. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the Independent Trustees. Following their review, the Trustees, including all of the Independent Trustees present, determined that the proposed merger of each of the Merging Funds into Municipal Opportunities Trust would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the proposed mergers.

The compatibility of the investment goals, strategies and policies of the funds

The Trustees considered that all three funds are leveraged closed-end funds with the same investment goal of seeking as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. In addition, each fund invests mainly in municipal securities that are exempt from federal income tax and are investment-grade in quality. The Trustees observed that the proposed mergers would permit each fund’s shareholders to pursue substantially similar investment goals in a larger fund. The Trustees also considered that the same portfolio management team would be responsible for the day-to-day management of the combined fund.

Investment flexibility of the combined fund

In evaluating the investment flexibility of the combined fund, the Trustees gave weight to Putnam Management’s representation that the separate funds incur additional transaction costs in managing smaller position sizes in portfolio securities. Putnam Management informed the Trustees that the larger combined fund would have greater flexibility in the positions it maintains in portfolio securities and in the ease with which it can balance and reposition its holdings. The Trustees noted that Municipal Opportunities Trust, unlike the Merging Funds, is a non-diversified management investment company, which allows it to invest more of its assets in the securities of fewer issuers than the Merging Funds, which are classified as diversified.

Relative performance of the funds

The Trustees considered the relative performance of the funds, both in relation to one another and relative to the funds’ benchmark, which is presented in greater detail under the heading “How does the investment performance of the funds compare?” above. They observed that Municipal Opportunities Trust outperformed both Merging Funds for the 1-year period based on total returns measured at net asset value. The Trustees did not give significant weight to comparing the funds’ performance at market price, in part because Putnam Management believes performance at net asset value to be more reflective of each fund’s investment strategy.

The substantially larger trading market of the combined fund

Following the proposed mergers, the combined fund will have a substantially larger trading market in common shares than any of the funds had prior to the merger, which may increase liquidity for shareholders and, to the extent that trading discounts for the fund’s common shares may be influenced from time to time by demand for such shares, reduce the extent of trading discounts that would be experienced in a smaller trading market. A larger trading market offers the potential for greater investor and analyst interest as well.

Liquidity of fund shares and “sunroofing” provisions

The Trustees took into account that the Declaration of Trust of Investment Grade Municipal Trust, unlike those of the other two funds, contains a provision giving shareholders the opportunity to vote on converting the fund from a closed-end investment company to open-end status (a so-called “sunroofing provision”) if the fund’s common shares have traded at an average discount of 10% or greater for a specific measurement period each fiscal year. Because Municipal Opportunities Trust’s Declaration of Trust currently does not contain a sun-roofing provision, the surviving fund following the proposed mergers would also not be subject to such a provision. In light of other efforts and initiatives (described below) by the Trustees to monitor and address trading discounts with respect to all of the Putnam closed-end funds, the Trustees concluded that the interests of shareholders in maintaining or enhancing liquidity for their shares could be adequately addressed without imposition of a sunroofing provision.

On a regular basis, the Trustees carefully monitor the trading prices of each fund’s shares, recognizing that trading prices and discounts will fluctuate over time, and have considered a broad range of possible actions in an effort to reduce or eliminate discounts. In July 2007, eight Putnam closed-end funds, including your fund, concluded tender offers in which they purchased from shareholders 10% of their outstanding common shares for cash at a price per share equal to 98% of the net asset value per share. The Trustees’ purpose in authorizing the tender offers was to enhance liquidity for shareholders seeking to exit the funds at a price reflecting a smaller discount to net asset value than had recently been available in the market. In addition, your fund’s Trustees have approved a share repurchase program that permits your fund to repurchase up to 10% of its outstanding common shares at market prices over the two-year period ending October 6, 2007. The Trustees believe that share repurchases can represent an attractive investment opportunity for your fund and be an important contributor to your fund’s returns at net asset value. The Trustees further believe that other initiatives, such as communications with the marketplace regarding the benefits of investing in the funds, also serve to increase investor demand for the funds’ shares.

In considering these actions, as well as their recommendations on past proposals under sunroofing provisions, the Trustees observed that all shareholders who purchased the funds’ shares presumably made their choice from among a broad array of available investment products available in the marketplace, with an understanding of the potential advantages and disadvantages of closed-end funds. Thus, in considering proposals and mechanisms that may affect the closed-end structure of the funds and their investment characteristics, the Trustees have generally considered whether the closed-end structure of the funds continues to offer the investment advantages contemplated when the funds were originally offered to the marketplace.

Operating expenses

In evaluating the possible operating efficiencies of the combined fund after the proposed mergers, the Trustees considered the expected savings in annual fund operating expenses for shareholders of each fund. Putnam Management’s unaudited estimates of the funds’ expense ratios as a percentage of assets attributable to common shares as of April 30, 2007, and the expected pro forma expense ratio based on combined assets of the funds as of the same date, are shown in the following table:

				Municipal	Municipal	Municipal
				Opportunities	Opportunities	Opportunities
Annual Fund Operating		Investment		Trust (pro forma	Trust (pro forma	Trust (pro forma
Expenses (Expenses	Municipal	Grade		combined with	combined with	combined with
that are deducted	Opportunities	Municipal	Municipal	Investment Grade	Municipal Bond	both Merging
from fund assets)*	Trust†	Trust	Bond Fund	Municipal Trust only)*	Fund only)*	Funds)*

Management Fees	0.88%	0.90%	0.87%	0.89%	0.88%	0.88%

Other Expenses	0.38%	0.35%	0.34%	0.32%	0.30%	0.30%

Total Annual Fund
Operating Expenses‡*	1.26%	1.25%	1.21%	1.21%	1.18%	1.18%

‡ Expenses are expressed as a percentage of assets attributable to common shares and include costs and expenses incurred in connection with maintaining preferred shares. Aggregate costs associated with the preferred shares equaled approximately 0.52%, 0.53% and 0.48% of common share net assets over the year ended April 30, 2007 for Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund, respectively. Aggregate costs associated with the preferred shares would be equal to approximately 0.51%, 0.49% and 0.50% of common share net assets over the year ended April 30, 2007 for Municipal Opportunities Trust pro forma combined with Investment Grade Municipal Trust only, Municipal Opportunities Trust pro forma combined with Municipal Bond Fund only, and Municipal Opportunities Trust pro forma combined with both Merging Fund, respectively.

* Does not reflect non-recurring expenses that each fund is expected to incur in connection with the mergers, which are described below under the heading “Trustees Considerations Related to the Proposed Mergers —Transaction Costs.” If these expenses had been reflected, the Other Expenses and Total Annual Fund Operating Expenses for the fiscal year in which the mergers occur would be 0.40% and 1.29%, respectively, for Municipal Opportunities Trust pro forma combined with Investment Grade Trust only; 0.38% and 1.26%, respectively, for Municipal Opportunities Trust pro forma combined with Municipal Bond Fund only; and 0.38% and 1.26%, respectively, for Municipal Opportunities Trust combined with both Merging Funds.

As shown in the table above, following the proposed mergers, the combined fund is expected to have a slightly lower total annual fund operating expense ratio than each fund had before the merger. The Trustees noted that Municipal Opportunities Trust pro forma combined (with Municipal Bond Fund only and with both Merging Funds) would have more leverage through preferred shares than Municipal Bond Fund, and as a result, the management fees of Municipal Opportunities Trust pro forma combined with Municipal Bond Fund only and of Municipal Opportunities Trust pro forma combined with both Merging Funds (in each case, expressed as a percentage of assets attributable to common shares) are expected to be 0.01% higher than the management fees currently incurred by Municipal Bond Fund. The Trustees noted, however, that the fee schedules for calculating the management fees payable by all three funds (which are based on a percentage of total fund assets) are identical and that accordingly the aggregate effective management fee rate and the aggregate dollar amount of management fees paid to Putnam Management by the combined fund cannot exceed the management fees paid currently by the three funds separately. Rather, by virtue of the operation of “breakpoints” under Municipal Opportunities Trust’s management contract, the aggregate management fees paid to Putnam Management would decrease as a result of the mergers. Conversely, the Trustees noted that Municipal Opportunities Trust pro forma combined (with Investment Grade Investment Trust only and with both Merging Funds) would have less leverage than Investment Grade Municipal Trust and the management fees of Municipal Opportunities Trust proforma combined with Investment Grade Municipal Trust only and of Municipal Opportunities Trust pro forma combined with both Merging Funds (in each case, expressed as a percentage of assets attributable to common shares) are expected to be 0.01% and 0.02% lower, respectively, than the management fees currently incurred by Investment Grade Municipal Trust. The Trustees also noted that the combined fund’s expense ratio may be further reduced over time, since duplicative fees such as NYSE listing fees and costs for legal, audit and administrative services would likely be reduced or eliminated.

Tax considerations

The Trustees took into account that the proposed mergers could be accomplished on a tax-free basis, so that shareholders would not be required to realize gains on their investment if they opt to receive and hold shares of Municipal Opportunities Trust. In their consideration of the tax effects of the proposed mergers, using data as of December 31, 2006, the Trustees reviewed the historical and pro forma tax attributes of the funds and the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds. The Trustees noted that the potential tax impact on each fund’s shareholders was expected not to be significant.

Transaction costs of the proposed mergers

The Trustees took into account the expected approximate costs of the proposed mergers, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the proposed mergers. The Trustees observed that the two-step merger structure (a conversion to a limited liability company followed by a statutory merger) entailed higher costs than might otherwise have been the case, which they weighed against the benefits to shareholders of this structure, including greater clarity on the tax-free character of the transactions. The Trustees determined that all fees and expenses, including legal and accounting expenses or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plans of Merger, will be allocated ratably among the three funds in proportion to their net assets, whether or not the mergers are consummated, except that the costs of proxy materials and proxy solicitations for each fund will be borne by that fund only and the costs of SEC filings will be borne by Municipal Opportunities Trust only. The Trustees considered this arrangement to be justified in light of the expected advantages of the mergers for shareholders of each fund. The Trustees also noted that if one party to the Plan of Merger is unwilling or unable to consummate the applicable merger in certain circumstances, that party shall be responsible for the other party’s reasonable fees and expenses.

Assuming consummation of both proposed mergers, the merger costs borne by Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund are estimated to be $173,332, $169,301 and $166,164, respectively. Assuming consummation of the proposed merger of Municipal Opportunities Trust with Investment Grade Municipal Trust only, the merger costs borne by Municipal Opportunities Trust and Investment Grade Municipal Trust are estimated to be $163,037 and $157,878, respectively. Assuming consummation of the proposed merger of Municipal Opportunities Trust with Municipal Bond Fund only, the merger costs borne by Municipal Opportunities Trust and Municipal Bond Fund are estimated to be $176,007 and $169,223, respectively. Estimated merger costs include proxy solicitation costs, legal fees, audit fees and SEC filing fees.

Other factors

The Trustees also took into account a number of other factors, including the terms of the Merger Documents.

Merger documents.

Conversion Plans. The first step in completing each proposed merger, the Merging Fund’s Conversion from a Massachusetts business trust to a Massachusetts limited liability company, will be governed by a Conversion Plan, a form of which is attached as Appendix A. The description of each Conversion Plan in this Prospectus/ Proxy Statement is qualified in its entirety by the full text of the Conversion Plan. The Conversion Plans provide that upon the effectiveness of the Articles of Conversion, the common and preferred shares of beneficial interest of the applicable Merging Fund will be converted on a one-to-one basis into shares of common and preferred units (which are deemed to be different classes of limited liability company interests under Massachusetts law), respectively, of the Merging Fund, organized as a limited liability company. Each Plan of Conversion authorizes the organizational documents of the Merging Fund in limited liability company form, including an operating agreement that continues the ownership, governance and procedural characteristics of the business trust, with only minor alterations to comply with the statutory requirements associated with operating as a limited liability company. As previously noted, the units into which shares of the Merging Funds are converted upon the Conversions are referred to simply as “shares” in the Prospectus/Proxy Statement, in large part because of the very close similarities between the pre- and post-Conversion Merging Funds.

Plan of Merger. Shortly after the Conversion, and contingent upon the approval of the shareholders of the applicable funds, each Merging Fund, then organized as a Massachusetts business limited liability company, and Municipal Opportunities Trust will engage in a Statutory Merger pursuant to the LLC Act and in accordance with the provisions of the Plan of Merger, a form of which is attached as Appendix B. The description of the proposed mergers in this Prospectus/Proxy Statement is qualified in its entirety by the full text of the Plan of Merger. The Plans of Merger provide that each Merging Fund (or, if only one Merging Fund approves the Plan of Merger, such Merging Fund) will merge with and into Municipal Opportunities Trust and that all of the property and liabilities of the Merging Fund will become property and liabilities of Municipal Opportunities Trust. Upon the effectiveness of each merger, preferred and common shares of the Merging Fund will be converted into Preferred Merger Shares and Common Merger Shares, respectively, at a rate determined as of the Valuation Time. On the Exchange Date, which is expected to occur on the next full business day following the Valuation Time, the Merging Fund’s common and preferred shares will be converted into the Common Merger Shares and Preferred Merger Shares, respectively. As a result of the proposed mergers, each holder of a Merging Fund’s preferred shares will receive a number of Preferred Merger Shares equal in aggregate liquidation preference to such Merging Fund’s preferred shares. Similarly, each holder of a Merging Fund’s common shares will receive a number of Common Merger Shares equal in aggregate net asset value to the net asset value of such Merging Fund common shares.

This will be accomplished by establishing an account on the share records of Municipal Opportunities Trust in the name of each shareholder of a Merging Fund representing the number of Merger Shares due the shareholder. Shareholders who hold certificated common shares of a Merging Fund will receive certificates representing the number of Common Merger Shares due the shareholder upon surrender of their Merging Fund share certificates. No additional certificates will be issued for Merger Shares. To obtain additional information on how to return your share certificate if and when the applicable merger is completed, please call Putnam Investor Services at 1-800-225-1581. Shareholders who fail to surrender certificates they hold representing shares of the applicable Merging Fund to Putnam Fiduciary Trust Company, the funds’ transfer agent, will not, following the mergers, be able to receive any cash dividends or distributions, transfer their Common Merger Shares or pledge Common Merger Shares until the certificates have been surrendered.

The consummation of each merger is subject to the conditions set forth in the applicable Plan of Merger. The Plan of Merger may be terminated and one or both of the mergers abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of Municipal Opportunities Trust and the applicable Merging Fund(s) or, if any condition set forth in the Plan of Merger has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. The Plan of Merger also may be amended prior to closing by the mutual consent of the funds party thereto.

In addition, each Merging Fund may liquidate any of its portfolio securities that Municipal Opportunities Trust indicates it does not wish to hold. Merging Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the closing. There can be no assurance that this liquidation will be accomplished before the closing. To the extent the liquidation is not accomplished before the closing, the costs of liquidation will be borne by shareholders of the combined fund, including current shareholders of Municipal Opportunities Trust. Putnam Management does not expect that a Merging Fund will make any significant liquidations or dispositions of securities in connection with the proposed mergers.

The fees and expenses for the mergers are estimated to be approximately $508,797 (not including the trading costs associated with the liquidations described above) assuming consummation of both mergers. The fees and expenses assuming consummation of the merger of Investment Grade Municipal Trust with Municipal Opportunities Trust only are estimated to be $320,915 and the fees and expenses assuming consummation of the merger of Municipal Bond Fund with Municipal Opportunities Trust only are estimated to be $345,230. All fees and expenses, including legal and accounting expenses or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan of Merger, will be allocated ratably between the three funds in proportion to their net assets, whether or not the mergers are consummated, except that the costs of proxy materials and proxy solicitations for each fund will be borne by that fund only and the costs of SEC filings will be borne by Municipal Opportunities Trust only. However, to the extent that any payment by a fund of such fees or expenses would result in its disqualification as a “regulated investment company” within the meaning of Section 851 of the Code, such fees and expenses will be paid directly by the party incurring them. In addition, if one party to the Plan of Merger is unwilling or unable to consummate the applicable merger in certain circumstances, that party shall be responsible for the other party’s reasonable fees and expenses.

Description of the merger shares. Each Merger Share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights. The Preferred Merger Shares will have terms virtually identical to those of Municipal Opportunities Trust’s outstanding preferred shares. The Common Merger Shares will be transferable without restriction, but the Preferred Merger Shares will be subject to the same restrictions on transfer as the outstanding preferred shares of Municipal Opportunities Trust. The Agreement and Declaration of Trust of Municipal Opportunities Trust permits the fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Municipal Opportunities Trust’s shares are currently divided into three classes (one class of common shares and two classes of preferred shares). Municipal Opportunities Trust’s Bylaws will be amended to reflect that the Preferred Merger Shares have been authorized. For more information about the funds’ preferred shares, see “Information about the Funds – Preferred Shares” below or for preferred shareholders of each Merging Fund only, Appendix C to this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Municipal Opportunities Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of Municipal Opportunities Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Municipal Opportunities Trust or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of Municipal Opportunities Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Municipal Opportunities Trust would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of each Merging Fund, currently also a Massachusetts business trust, are currently subject to the same risk of shareholder liability.

Federal income tax consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Conversion Plans and the Plans of Merger, each fund will receive tax opinions in respect the Conversions and the proposed mergers from Ropes & Gray LLP, counsel to the funds. These opinions, which will be based on certain factual representations and certain customary assumptions, will be to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, the Conversions and the proposed mergers will qualify as a “tax-free” reorganization as set forth in clauses (i) and (ii) as follows, and that such steps taken together will have the combined effects set forth in clauses (iii) through (x) as follows:

(i) the conversion of a Merging Fund from a Massachusetts business trust to a Massachusetts limited liability company, pursuant to Mass. Gen. Laws ch. 156C, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Merging Fund will be a “party to reorganization” within the meaning of Section 368(b) of the Code;

(ii) the vesting in Municipal Opportunities Trust of all the property and liabilities of the Merging Fund and the conversion of shares of the Merging Fund into Merger Shares of Municipal Opportunities Trust, all pursuant to the Plan of Merger and Mass. Gen. Laws ch. 156C, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Municipal Opportunities Trust and the Merging Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(iii) under Section 361 of the Code, no gain or loss will be recognized by a Merging Fund upon the vesting of the Merging Fund’s property and liabilities in Municipal Opportunities Trust or upon the distribution of Merger Shares to the Merging Fund’s shareholders;

(iv) under Section 354 of the Code, no gain or loss will be recognized by shareholders of a Merging Fund on the exchange of their shares of the Merging Fund for Merger Shares;

(v) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by a Merging Fund’s shareholders will be the same as the aggregate tax basis of the Merging Fund shares exchanged therefor;

(vi) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of a Merging Fund will include the holding periods of the Merging Fund shares exchanged therefor, provided that, at the time of the reorganization, the Merging Fund shares are held by such shareholders as a capital asset;

(vii) under Section 1032 of the Code, no gain or loss will be recognized by Municipal Opportunities Trust upon the vesting of a Merging Fund’s property and liabilities in Municipal Opportunities Trust in exchange for Merger Shares;

(viii) under Section 362(b) of the Code, the tax basis in the hands of Municipal Opportunities Trust of the assets of a Merging Fund transferred to Municipal Opportunities Trust will be the same as the tax basis of such assets in the hands of the Merging Fund immediately prior to the transfer;

(ix) under Section 1223(2) of the Code, the holding periods of the assets of a Merging Fund in the hands of Municipal Opportunities Trust will include the periods during which such assets were held by the Merging Fund; and

(x) Municipal Opportunities Trust will succeed to and take into account the items of a Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations speci-fied in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion will be based on certain factual certifications made by officers of the Merging Funds and Municipal Opportunities Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the proposed mergers would be as described above. The opinion may note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service would agree with this opinion.

Before consummating the mergers, each Merging Fund expects to, and Municipal Opportunities Trust may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the proposed mergers (after reduction by any available capital loss carryforwards). These distributions will be taxable to shareholders (except, in the case of a distribution of investment company income, for federal tax purposes to the extent that it is comprised of exempt-interest dividends).

The historic losses of the Merging Funds and Municipal Opportunities Trust available to offset gains, if any, in each year following the proposed merger would be technically subject to a limitation under Section 382 of the Code. If the Merger had occurred on December 31, 2006, this limitation would not have had a significant effect on the combined fund, since each fund’s aggregate losses would have been either smaller than the annual limitation, in which case they are not affected by the limitation, or only slightly larger than the annual limitation, in which case their use is simply delayed, rather than forfeited entirely. Additionally, for five years following the proposed merger, the combined fund will not be allowed to offset the built-in gains of one fund with the built-in losses of another fund at the time of the Exchange Date. This limitation is not likely to have a significant impact on the combined fund: If the merger had occurred on December 31, 2006, each fund had sufficient built-in losses to offset either all or most of its built-in gains.

Municipal Opportunities Trust will file the relevant tax opinion with the SEC shortly after the completion of one or both proposed mergers, as applicable. This description of the federal income tax consequences of the proposed mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of April 30, 2007, and on a pro forma combined basis, giving effect to the proposed mergers as of that date:

					Municipal
		Investment			Opportunities Trust
	Municipal	Grade			(pro forma combined
	Opportunities	Municipal	Municipal	Pro forma	with both Merging
	Trust	Trust	Bond Fund	Adjustment	Funds)*

Net assets
Common (000’s)	$200,176	$222,122	$228,977	($509)	$650,766
Preferred (000’s)	$121,000	$140,000	$133,000	—	$394,000

Shares Outstanding
Common (000’s)	15,173	20,235	16,785	(2,820)	49,373
Preferred
Series A	800	1,400	2,920	(600)	4,520**
Series B	1,620	—	2,400	—	4,020***
Series C	1,620	—	—	5,600	7,220***
Series I	—	—	—	—	—

Net asset value
per common share	$13.19	$10.98	$13.64	—	$13.18

* Pro forma combined net assets reflects non-recurring costs that each fund is expected to incur in connection with the mergers.

** Reflects proposed two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust.

*** While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal
Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust’s preferred shares with the same dividend period and same liquidation preference.

Municipal Opportunities Trust and Investment Grade Municipal Trust only

	Municipal	Investment		Municipal Opportunities Trust (pro
	Opportunities	Grade Municipal	Pro forma	forma combined with Investment
	Trust	Trust	Adjustment	Grade Municipal Trust only)*

Net assets
Common (000’s)	$200,176	$222,122	($321)	$421,977
Preferred (000’s)	$121,000	$140,000	—	$261,000

Shares Outstanding
Common (000’s)	15,173	20,235	(3,394)	32,014
Preferred
Series A	800	1,400	(1,400)	800
Series B	1,620	—	—	1,620**
Series C	1,620	—	5,600	7,220**
Series I	—	—	—	—

Net asset value
per common share	$13.19	$10.98	—	$13.18

* Pro forma combined net assets reflects non-recurring costs that each fund is expected to incur in connection with the mergers.

** While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust’s preferred shares with the same dividend period and same liquidation preference.

Municipal Opportunities Trust and Municipal Bond Fund only

	Municipal			Municipal Opportunities Trust (pro
	Opportunities	Municipal	Pro forma	forma combined with Municipal Bond
	Trust	Bond Fund	Adjustment	Fund only)*

Net assets
Common (000’s)	$200,176	$228,977	($345)	$428,808
Preferred (000’s)	$121,000	$133,000	—	$254,000

Shares Outstanding
Common (000’s)	15,173	16,785	575	32,533
Preferred
Series A	800	2,920	800	4,520**
Series B	1,620	2,400	—	4,020***
Series C	1,620	—	—	1,620***

Net asset value
per common share	$13.19	$13.64	—	$13.18

* Pro forma combined net assets reflects non-recurring costs that each fund is expected to incur in connection with the mergers.

** Reflects proposed two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust.

*** While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust’s preferred shares with the same dividend period and same liquidation preference.

Unaudited pro forma combining financial statements of the funds as of April 30, 2007, and for the twelve-month period then ended are included in the Merger SAI. Because each Plan of Merger provides that Municipal Opportunities Trust will be the surviving fund following the mergers and because Municipal Opportunities Trust’s investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of the Merging Funds to Municipal Opportunities Trust as contemplated by the Plan of Merger.

THE TRUSTEES, INCLUDING THE INDEPEN-
DENT TRUSTEES, UNANIMOUSLY RECOMMEND
APPROVAL OF THE PROPOSED MERGERS.

II. PROPOSAL REGARDING PREFERRED
SHARES OF MUNICIPAL OPPORTUNITIES
TRUST (For Municipal Opportunities Trust only)

A. Questions and Answers. The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering the authorization of additional preferred shares. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposal.

1. What is being proposed?

The Trustees are recommending that Municipal Opportunities Trust preferred shareholders authorize the issuance of $273 million in aggregate liquidation preference of additional preferred shares. These additional shares will be Preferred Merger Shares issued on terms virtually identical to those of the outstanding preferred shares of Municipal Opportunities Trust. The Preferred Merger Shares would be on parity with Municipal Opportunities Trust’s outstanding preferred shares (regardless of series determination) with respect to the payment of dividends or distribution of assets in liquidation.

In addition, in order to align the characteristics of the series of preferred shares of the Merging Funds, the Trustees are recommending that Municipal Opportunities Trust’s preferred shareholders authorize a two-for-one stock-split of Series A preferred shares (“Series A Shares”) of Municipal Opportunities Trust and a corresponding reduction in liquidation preference from $50,000 per share to $25,000 per share. If you hold Series A Shares of Municipal Opportunities Trust, the number of Series A Shares you hold will double as a result of the stock-split, but the aggregate liquidation preference of those shares will remain the same. The terms of Municipal Opportunities Trust’s Series A Shares will otherwise remain the same. This proposal is conditioned upon shareholder approval of the proposed mergers and the authorization of the additional preferred shares. For more information about the funds’ preferred shares, see “Information about the Funds —Preferred Shares” below or, for preferred shareholders of the Merging Funds only, Appendix C to this Prospectus/Proxy Statement.

2. Why are the Trustees proposing the issuance of the additional preferred shares?

The authorization of additional preferred shares is required to consummate the proposed mergers discussed in this Prospectus/Proxy Statement so that the combined fund’s leverage ratio would not be substantially lower than each fund’s current leverage ratio. It is anticipated, however, that based on Putnam Management’s analysis of conditions in the tax-exempt securities market, including expectations regarding movements of short-, medium- and long-term interest rates, and the use of leverage by comparable tax-exempt closed-end funds, Putnam Management will recommend that the Trustees of Municipal Opportunities Trust approve the redemption of a portion of Municipal Opportunities Trust’s preferred shares following the consummation of the mergers to reduce the combined fund’s leverage ratio. As of the date of this Prospectus/Proxy Statement, the Trustees have not approved the proposed redemption. Furthermore, in July 2007, each fund concluded a tender offer in which it repurchased 10% of its outstanding common shares, and accordingly increased the relative percentage of assets attributable to preferred shares.

The funds use leverage from the sale of preferred shares in an effort to increase the income available for distribution to common shareholders. See “What are the main investment strategies and related risks of Municipal Opportunities Trust and how do they compare with those of each Merging Fund? — Leverage” above for a discussion of the risks associated with leverage.

Pursuant to each Plan of Merger, Municipal Opportunities Trust will exchange Preferred Merger Shares for preferred shares of each Merging Fund equal in aggregate liquidation preference to the relevant Merging Funds’ preferred shares. The proposed mergers are conditioned upon the preferred shareholders of Municipal Opportunities Trust approving the issuance of the additional preferred shares.

3. Why are the Trustees proposing reducing the liquidation preference of Series A Shares of Municipal Opportunities Trust?

A two-for-one stock-split of Series A Shares of Municipal Opportunities Trust that will reduce the liquidation preference of the Series A Shares from $50,000 per share to $25,000 per share is required to facilitate the proposed mergers discussed in this Prospectus/Proxy Statement. In connection with the proposed mergers, holders of each Merging Fund’s preferred shares will receive preferred shares of Municipal Opportunities Trust that bear the same aggregate liquidation preference and dividend period as the shares they currently own. Only Municipal Opportunities Trust’s Series A Shares have the same dividend period (i.e., 28 days) as Municipal Bond Fund’s Series A preferred shares. The per-share liquidation preference of Municipal Opportunities Trust’s Series A Shares, however, is double the per-share liquidation preference of Municipal Bond Fund’s Series A preferred shares. As a result, in order for holders of an odd number of Municipal Bond Fund Series A preferred shares to receive only whole numbers of Series A Shares of Municipal Opportunities Trust in connection with the merger, the liquidation preference of the Series A Shares will have to be reduced by half. In addition, the Remarketing Agent has indicated that a stock-split reducing the liquidation preference of the Series A Shares of Municipal Opportunities Trust may result in an increase in the marketability of those shares.

As a result of the proposed two-for-one stock-spit for Series A preferred shares of Municipal Opportunities Trust and the corresponding reduction in liquidation preference of the Series A preferred shares of Municipal Opportunities Trust, the number of authorized and outstanding Series A preferred shares of Municipal Opportunities Trust would increase without a proportionate increase in the authorized shares of the other series of Municipal Opportunities Trust’s preferred shares. Accordingly, the voting power of Series A Shares would increase vis á vis the other series of preferred shares of Municipal Opportunities Trust. The approval of each series of Municipal Opportunities Trust’s preferred shares, voting separately, would be required in order to approve the reduction in liquidation preference of the Series A Shares.

4. What percentage of shareholders’ votes are required for the proposals regarding preferred shares of Municipal Opportunities Trust?

Approval of the issuance of the Preferred Merger Shares requires the affirmative vote of the holders of a majority of the outstanding preferred shares of Municipal Opportunities Trust, all series voting together. Approval of the two-for-one stock-split and the corresponding reduction in liquidation preference of Series A Shares of Municipal Opportunities Trust requires the affirmative vote of the holders of a majority of the outstanding preferred shares of Municipal Opportunities Trust, each series voting separately.

THE TRUSTEES, INCLUDING THE INDEPEN-
DENT TRUSTEES, UNANIMOUSLY RECOM-
MEND APPROVAL OF THE PROPOSALS
REGARDING PREFERRED SHARES OF
MUNICIPAL OPPORTUNITIES TRUST.

III. INFORMATION ABOUT THE FUNDS

Each fund is a Massachusetts business trust. Municipal Opportunities Trust is a non-diversified, closed-end management investment company that was organized on May 28, 1993. Investment Grade Municipal Trust and Municipal Bond Fund are both diversified closed-end management investment companies that were organized on October 26, 1989 and November 27, 1992, respectively.

Preferred shares. Each fund has outstanding preferred shares intended to increase the current income available for distribution to holders of the funds’ common shares. The preferred shares pay dividends at rates that are adjusted over the short- or medium-term and reflect prevailing short- and medium-term tax-exempt interest rates.

Assuming such comparative yields, the leveraged capital structure of Municipal Opportunities Trust would potentially enable Municipal Opportunities Trust to pay a higher yield on its common shares than investment companies with investment objectives similar to that of Municipal Opportunities Trust, but without an additional class of shares with preference and dividend rights similar to those of Municipal Opportunities Trust’s outstanding preferred shares. Use of leverage may, under certain circumstances, cause the yield on Municipal Opportunities Trust’s common shares to be lower and cause Municipal Opportunities Trust’s net asset value to decline to a greater extent than would be the case if Municipal Opportunities Trust were not to use leverage, as described below.

Municipal Opportunities Trust’s use of leverage through issuance of preferred shares requires Municipal Opportunities Trust to meet certain requirements and may entail certain risks. Under the asset coverage requirements of the 1940 Act, the value of the total assets of Municipal Opportunities Trust, less all liabilities and indebtedness of Municipal Opportunities Trust, must be at least equal to 200% of the aggregate liquidation preference of the outstanding preferred shares. The liquidation preference of the preferred shares equals their aggregate original purchase price plus any accrued and unpaid dividends thereon. In addition, Municipal Opportunities Trust is required, at all times when the preferred shares are outstanding, to meet additional requirements imposed by rating agencies in connection with the rating of the preferred shares, as more fully discussed below. Because of the 1940 Act asset coverage requirements and/or the rating agency requirements, Municipal Opportunities Trust may be required to redeem the preferred shares at a time when, in the judgment of Putnam Management, it may not be desirable to do so.

As long as any preferred shares are outstanding, Municipal Opportunities Trust will not declare, pay, or set apart for payment any dividend or other distribution in respect of the common shares, or call for redemption, redeem, purchase, or otherwise acquire for consideration any common shares, unless (i) immediately thereafter, the asset coverage requirements imposed by the 1940 Act and any rating agency are met, (ii) full cumulative dividends on all preferred shares for all past dividend periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment, and (iii) Municipal Opportunities Trust has redeemed the full number of preferred shares required to be redeemed pursuant to any provision of the fund’s Bylaws requiring such mandatory redemption.

The holders of any preferred shares are entitled to receive dividends on a cumulative basis before any dividend or other distribution may be paid to common shareholders of Municipal Opportunities Trust. Moreover, the terms of the preferred shares require Municipal Opportunities Trust to pay additional dividends (“Additional Dividends”), on the preferred shares, if income other than exempt interest is required to be allocated to the preferred shares in an amount such that the net after-tax return on the preferred shares would be the same as the net after-tax return that would have been realized if the dividends paid to the holders of the preferred shares, not including any such Additional Dividends, had qualified in their entirety as exempt-interest dividends. Dividends paid to holders of preferred shares will reduce the net tax-exempt and taxable investment income and capital gain net income of Municipal Opportunities Trust available for distribution to its common shareholders.

As noted above, Municipal Opportunities Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, Municipal Opportunities Trust meets the 200% asset coverage requirement (determined after deducting the amount of such dividend or distribution).

Such prohibition on the payment of dividends or other distributions might impair the ability of Municipal Opportunities Trust to maintain its qualification, for federal income tax purposes, as a regulated investment company and/or might cause Municipal Opportunities Trust to be subject to federal tax. Municipal Opportunities Trust intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain such asset coverage of at least 200%.

In addition to the requirements of the 1940 Act, Municipal Opportunities Trust is required under the terms of its Bylaws to comply with other asset coverage requirements as a condition to obtaining a rating of the preferred shares from a nationally recognized rating service. These requirements include an asset coverage test more stringent than under the 1940 Act. These rating agency requirements and the requirements of the 1940 Act limit Municipal Opportunities Trust’s ability to take advantage of certain investments which might otherwise be available to it, require Municipal Opportunities Trust to invest a greater portion of its assets in more highly-rated, potentially lower-yielding securities than it might otherwise do, and require Municipal Opportunities Trust to sell a portion of its assets when it might otherwise be disadvantageous to do so. Such requirements also restrict the amount of preferred shares that may be outstanding from time to time. The amount of preferred share leverage used by Municipal Opportunities Trust may vary from time to time depending primarily on Putnam Management’s analysis of conditions in the tax-exempt securities market, including expectations regarding movements of short-, medium- and long-term interest rates.

The rating agencies also impose certain requirements as to minimum issue size, issuer and geographical diversification, and other factors in determining portfolio assets that are eligible for computing compliance with their asset coverage requirements. Such requirements may limit Municipal Opportunities Trust’s ability to engage in transactions involving options and futures contracts.

In the event that Municipal Opportunities Trust is precluded from making distributions on its common shares because of any applicable asset coverage requirements, the terms of its preferred shares provide that any amounts so precluded from being distributed, but required to be distributed in order for Municipal Opportunities Trust to meet the distribution requirements for federal tax purposes, will be paid to the holders of the preferred shares as a “special dividend.”

Each Merging Fund also is subject to the 1940 Act requirements and to rating agency requirements virtually identical to those discussed herein pertaining to Municipal Opportunities Trust.

Financial highlights and senior securities. The financial highlights and senior securities tables are intended to help you understand the funds’ recent financial performance. Certain financial highlights information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant fund, assuming reinvestment of all dividends and distributions. This information has been derived from the funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP for Municipal Opportunities Trust and Municipal Bond Fund and by KPMG LLP for Investment Grade Municipal Trust. The information included in the senior securities tables for the last five years has been audited by PricewaterhouseCoopers LLP for Municipal Opportunities Trust and Municipal Bond Fund and by KPMG LLP for Investment Grade Municipal Trust. The reports of each fund’s independent registered public accounting firm and the funds’ financial statements for the past five fiscal years are included in each fund’s annual report to shareholders, which are available upon request.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Financial Highlights
(For a share outstanding throughout the period)
Per-share operating performance

	Year ended April 30
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net asset value, beginning of period (common shares)	$12.85	$13.15	$12.72	$12.98	$13.00	$13.00	$12.51	$14.11	$14.05	$13.61

Investment operations:
Net investment income (a)	.89	.86	.91	1.00	1.09	1.16	1.15	1.18	1.19	1.16

Net realized and unrealized gain (loss) on investments	.23	(.30)	.51	(.24)	(.10)	(.10)	.56	(1.59)	.03	.51

Total from investment operations	1.12	(.56)	1.42	.76	.99	1.06	1.71	(.41)	1.22	1.67

Distributions to preferred shareholders:
From net investment income	(.28)	(.21)	(.12)	(.07)	(.10)	(.15)	(.31)	(.28)	(.25)	(.23)(e)

Total from investment operations
(applicable to common shareholders)	.84	.35	1.30	.69	.89	.91	1.40	(.69)	.97	1.44

Distributions to common shareholders:
From net investment income	(.57)	(.68)	(.87)	(.95)	(.91)	(.91)	(.91)	(.91)	(.91)	(.93)

Total distributions	(.57)	(.68)	(.87)	(.95)	(.91)	(.91)	(.91)	(.91)	(.91)	(.93)

Preferred shares offering costs	—	—	—	—	—	—	—	—	—	(.07)

Increase from shares repurchased	.07	.03	—	—	—	—	—	—	—	—

Net asset value, end of period
(common shares)	$13.19	$12.85	$13.15	$12.72	$12.98	$13.00	$13.00	$12.51	$14.11	$14.05

Market value, end of period
(common shares)	$12.20	$11.68	$11.72	$12.47	$12.48	$12.50	$13.59	$11.625	$14.750	$13.812

Total return at market price (%)
(common shares) (b)	9.64	5.61	.82	7.49	7.35	(1.57)	25.32	(15.25)	13.57	6.13

Ratios and supplemental data:

Net assets, end of period
(common shares) (in thousands)	$200,176	$203,548	$212,505	$205,571	$209,697	$210,081	$210,097	$202,063	$228,031	$226,942

Ratio of expenses to average
net assets (%) (c,d)	1.28	1.37	1.40	1.37	1.41	1.43	1.44	1.46	1.42	1.30

Ratio of net investment income
to average net assets (%) (d)	4.61	4.92	6.15	7.05	7.65	7.63	6.50	6.93	6.58	6.64

Portfolio turnover (%)	12.60	10.74	29.51	19.19	12.30	20.84	14.59	13.84	10.18	26.37

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements.

(d) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) Series B and Series C preferred shares were issued on July 7, 1997.

28	29

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

Financial Highlights
(For a share outstanding throughout the period)
Per-share operating performance

	Year ended November 30
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Net asset value, beginning of period (common shares)	$10.81	$10.73	$10.71	$10.41	$10.96	$10.88	$10.71	$11.98	$12.05	$11.94

Investment operations:
Net investment income (a)	.73	.70	.76	.84	.95	1.01	1.03	1.06	1.07	1.09

Net realized and unrealized gain (loss) on investments	.27	.07	.06	.36	(.60)	(.02)	.26	(1.14)	.06	.23

Total from investment operations	1.00	.77	.82	1.20	.35	.99	1.29	(.08)	1.13	1.32

Distributions to preferred shareholders:
From net investment income	(.23)	(.15)	(.08)	(.07)	(.10)	(.20)	(.28)	(.23)	(.24)	(.25)

Total from investment operations
(applicable to common shareholders)	.77	.62	.74	1.13	.25	.79	1.01	(.31)	.89	1.07

Distributions to common shareholders:
From net investment income	(.49)	(.55)	(.72)	(.83)	(.80)	(.71)	(.84)	(.96)	(.96)	(.96)

Total distributions	(.49)	(.55)	(.72)	(.83)	(.80)	(.71)	(.84)	(.96)	(.96)	(.96)

Increase from shares repurchased	.06	.01	—	—	—	—	—	—	—	—

Net asset value, end of period
(common shares)	$11.15	$10.81	$10.73	$10.71	$10.41	$10.96	$10.88	$10.71	$11.98	$12.05

Market value, end of period
(common shares)	$9.96	$9.34	$9.67	$10.74	$10.75	$10.67	$9.81	$11.94	$14.94	$14.75

Total return at market price (%)
(common shares) (b)	12.20	2.26	(3.46)	8.07	8.58	15.96	(11.14)	(13.96)	8.73	16.25

Ratios and supplemental data:

Net assets, end of period
(common shares) (in thousands)	$225,924	$230,435	$229,938	$229,140	$221,432	$231,983	$229,854	$225,172	$249,585	$248,802

Ratio of expenses to average
net assets (%) (c,d)	1.29	1.40	1.39	1.42	1.46	1.49	1.47	1.46	1.47	1.43

Ratio of net investment income
to average net assets (%) (d)	4.61	5.00	6.34	7.26	7.99	7.19	7.10	7.24	6.82	7.13

Portfolio turnover (%)	11.53	24.16	29.59	32.72	19.25	23.05	24.90	14.92	14.44	26.91

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements.

(d) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

30	31

PUTNAM MUNICIPAL BOND FUND

Financial Highlights
(For a share outstanding throughout the period)
Per-share operating performance

	Year ended April 30
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net asset value, beginning of period (common shares)	$13.42	$13.88	$13.34	$13.25	$13.14	$13.10	$12.52	$13.94	$14.13	$13.70

Investment operations:
Net investment income (a)	.84(g)	.92	.92	.99	1.09	1.05	1.00	.98	1.00	1.06

Net realized and unrealized gain (loss) on investments	.28	(.41)	.62	.10	.03	(.03)	.56	(1.37)	(.07)	.50

Total from investment operations	1.12	.51	1.54	1.09	1.12	1.02	1.56	(.39)	.93	1.56

Distributions to preferred shareholders:
From net investment income	(.29)	(.22)	(.12)	(.08)	(.10)	(.13)(e)	(.20)	(.18)	(.16)	(.17)

Total from investment operations
(applicable to common shareholders)	.83	.29	1.42	1.01	1.02	.89	1.36	(.57)	.77	1.39

Distributions to common shareholders:
From net investment income	(.63)	(.77)	(.88)	(.92)	(.91)	(.79)	(.78)	(.85)	(.96)	(.96)

Total distributions	(.63)	(.77)	(.88)	(.92)	(.91)	(.79)	(.78)	(.85)	(.96)	(.96)

Preferred share offering costs	—	—	—	—	—	(.06)(e)	—	—	—	—

Increase from shares repurchased	.02	.02	—	—	—	—	—	—	—	—

Net asset value, end of period
(common shares)	$13.64	$13.42	$13.88	$13.34	$13.25	$13.14	$13.10	$12.52	$13.94	$14. 13

Market value, end of period
(common shares)	$12.61	$12.10	$12.16	$12.03	$12.48	$12.33	$12.10	$10.56	$15.25	$14. 13

Total return at market price (%)
(common shares) (b)	9.65	5.78	8.41	3.55	8.84	8.70	22.37	(25.71)	15.08	5.63

Ratios and supplemental data:

Net assets, end of period
(common shares) (in thousands)	$228,977	$228,839	$239,356	$230,091	$228,537	$226,475	$175,018	$167,166	$186,195	$188,788

Ratio of expenses to average
net assets (%) (c,d)	1.25	1.34	1.35	1.35	1.35	1.46	1.33	1.29	1.23	1.26

Ratio of net investment income
to average net assets (%) (c)	4.04(g)	5.09	5.87	6.75	7.46	6.95	6.19	6.27	5.93	6.26

Portfolio turnover (%)	15.30	12.15	31.04	20.78	25.90	27.47(f )	38.53	17.71	17.07	25.71

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements.

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1,
2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares.

(f ) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III.

(g) Includes non- recurring adjustment of $1.2 million to correct premium amortization of certain bonds purchased by the fund during the period from July 25, 2001 to
April 30, 2006. For the year ended April 30, 2007, this adjustment resulted in a decrease of $0.07 in the net investment income per share and a decrease of 0.53% in the ratio of net investment income to average net assets.

32	33

SENIOR SECURITIES TABLES

Municipal Opportunities Trust
	Year ended April 30
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Preferred shares outstanding, end of period (in thousands)	$121,000	$121,000	$121,000	$121,000	$121,000	$121,000	$121,000	$121,000	$121,000	$121,000

Asset Coverage ratio per Preferred Share	265%	268%	275%	270%	273%	274%	273%	267%	288%	287%

Liquidation Preference per Preferred Share
Series A	$50,156	$50,135	$50,096	$50,035	$50,036	$50,046	$50,115	$50,126	$50,092	$50,098

Series B	$25,018	$25,015	$25,009	$25,003	$25,002	$25,001	$25,016	$25,018	$25,010	$25,009

Series C	$25,011	$25,007	$25,004	$25,001	$25,005	$25,006	$25,010	$25,009	$25,019	$25,003

Average Market Value per Preferred Shares (a)
Series A	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000

Series B	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

Series C	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

(a) Represents the average over the calendar year of the market value determined on each remarketing date for Preferred Shares, typically every 28 days for Series
A Preferred Shares and every 7 days for Series B and Series C Preferred Shares.

Investment Grade Municipal Trust

	Year ended November 30
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Preferred shares outstanding, end of period (in thousands)	$140,000	$140,000	$140,000	$140,000	$140,000	$140,000	$140,000	$140,000	$140,000	$140,000

Asset Coverage ratio per Preferred Share	261%	264%	264%	264%	258%	266%	264%	261%	278%	278%

Liquidation Preference per Preferred Share	$100,059	$100,040	$100,019	$100,006	$100,004	$100,030	$100,070	$100,046	$100,026	$100,021

Average Market Value per Preferred Shares (a)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

(a) Represents the average over the calendar year of the market value determined on each remarketing date for Preferred Shares, typically every 7 days.

Municipal Bond Fund

	Year ended April 30
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Preferred shares outstanding, end of period (in thousands)	$133,000	$133,000	$133,000	$133,000	$133,000	$133,000	$63,000	$63,000	$63,000	$63,000

Asset Coverage ratio per Preferred Share	272%	272%	280%	273%	272%	270%	377%	365%	395%	399%

Liquidation Preference per Preferred Share
Series A	$25,027	$25,023	$25,016	$25,005	$25,005	$25,006	$50,094	$50,102	$50,071	$50,079

Series B	$25,012	$25,007	$25,004	$25,001	$25,006	$25,008	$50,061	$50,060	$50,038	$50,042

Average Market Value per Preferred Shares (a)
Series A	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$50,000	$50,000	$50,000	$50,000

Series B	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$50,000	$50,000	$50,000	$50,000

(a) Represents the average over the calendar year of the market value determined on each auction date for Preferred Shares, typically every 28 days for Series A Preferred Shares and every 7 days for Series B Preferred Shares.

34	35

Investment restrictions. Each fund has adopted certain investment restrictions that may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding common shares and outstanding preferred shares of the fund, each voting as a separate class, or (2) 67% or more of the outstanding common shares and of the outstanding preferred shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented at the meeting in person or by proxy (so-called “fundamental policies”). As noted, the investment policies of the funds are substantially similar, however, there are some differences. The following tables compare the fundamental policies of Municipal Opportunities Trust, which will remain unchanged, with each of the Merging Funds. Where only one investment policy is set forth with respect to a given category, the investment policy of Municipal Opportunities Trust and the Merging Fund are identical.

Comparison of Municipal Opportunities Trust and Investment Grade Municipal Trust

	Municipal Opportunities Trust	Investment Grade Municipal Trust

Senior Securities	The fund may not issue senior securities, as defined	The fund may not issue senior securities, as defined in
	in the 1940 Act, other than shares of beneficial interest	the 1940 Act, other than shares of beneficial interest
	with preference rights, except to the extent such	with preference rights, except to the extent such
	issuance might be involved with respect to borrowings	issuance might be involved with respect to borrowings
	described under restriction [regarding borrowing] below	described under restriction [regarding borrowing]
	or with respect to transactions involving financial futures,	below or with respect to transactions involving futures
	options, and other financial instruments.	contracts or the writing of options within the limits
described in the prospectus.

Borrowing	The fund may not borrow money in excess of 10% of the	The fund may not borrow money, except that the fund
	value (taken at the lower of cost or current value) of its	may borrow amounts not exceeding 15% of the value
	total assets (not including the amount borrowed) at the	(taken at the lower of cost or current value) of its total
	time the borrowing is made, and then only from banks	assets (not including the amount borrowed) at the time
	as a temporary measure (not for leverage) in situations	the borrowing is made for temporary purposes
	which might otherwise require the untimely disposition of	(including repurchasing its shares while effecting an
	portfolio investments or for extraordinary or emergency	orderly liquidation of portfolio securities) or for
	purposes. Such borrowings will be repaid before any	emergency purposes.
additional investments are purchased.

Underwriting	The fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

Real Estate	The fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Commodities	The fund may not purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

Loans	The fund may not make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

Diversification	The fund may not, with respect to 50% of its total assets,	The fund may not, with respect to 75% of its total assets,
	invest in securities of any issuer if, immediately after such	invest in securities of any issuer if, immediately after
	investment, more than 5% of the total assets of the fund	such investment, more than 5% of the total assets of the
	(taken at current value) would be invested in the securities	fund (taken at current value) would be invested in the
	of such issuer; provided that this limitation does not apply	securities of such issuer; provided that this limitation
	to obligations issued or guaranteed as to interest or	does not apply to securities of the U.S. Government or
	principal by the U.S. Government or its agencies	its agencies or instrumentalities.
or instrumentalities.

Comparison of Municipal Opportunities Trust and Investment Grade Municipal Trust continued

	Municipal Opportunities Trust	Investment Grade Municipal Trust

Voting Securities	The fund may not, with respect to 50% of its total assets,	The fund may not, with respect to 75% of its total assets,
	acquire more than 10% of the outstanding voting	acquire more the 10% of the outstanding voting
	securities of any issuer.	securities of any issuer.

Concentration	The fund may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

Comparison of Municipal Opportunities Trust and Municipal Bond Fund

	Municipal Opportunities Trust	Municipal Bond Fund

Senior Securities	The fund may not issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with pref-
erence rights, except to the extent such issuance might be involved with respect to borrowings described under restriction [regarding borrowing] below or with respect to transactions involving financial futures, options, and other financial instruments.

Borrowing	The fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of port-
folio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

Underwriting	The fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

Real Estate	The fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Commodities	The fund may not purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

Loans	The fund may not make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

Diversification	The fund may not, with respect to 50% of its total assets,	The fund may not with respect to 75% of its total assets,
	invest in securities of any issuer if, immediately after such	invest in securities of any issuer if, immediately after
	investment, more than 5% of the total assets of the fund	such investment, more than 5% of the total assets of the
	(taken at current value) would be invested in the	fund (taken at current value) would be invested in the
	securities of such issuer; provided that this limitation	securities of such issuer; provided that this limitation
	does not apply to obligations issued or guaranteed as to	does not apply to obligations issued or guaranteed as to
	interest or principal by the U.S. Government or its	interest or principal by the U.S. Government or its
	agencies or instrumentalities.	agencies or instrumentalities.

Comparison of Municipal Opportunities Trust and Municipal Bond Fund continued

	Municipal Opportunities Trust	Municipal Bond Fund

Voting Securities	The fund may not, with respect to 50% of its total assets,	The fund may not, with respect to 75% of its total assets,
	acquire more than 10% of the outstanding voting securities	acquire more the 10% of the outstanding voting
	of any issuer.	securities of any issuer.

Concentration	The fund may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

All percentage limitations on investments described in the tables above apply at the time of investment and are not considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. In addition to the fundamental policies discussed above, Municipal Opportunities Trust invests at least 80% of its total assets in investment grade municipal bonds, Investment Grade Municipal Trust invests at least 80% of its total assets in tax-exempt investment grade municipal securities, and Municipal Bond Fund invests at least 80% of its assets in investment grade tax-exempt securities which are not perceived as involving risk to principal. While the 80% policies are not identical, the differences are minor and do not lead to significant differences in the management of each fund.

Management. Each fund’s Trustees oversee the general conduct of each fund’s business. The funds have the same Trustees. The Trustees have retained Putnam Management to serve as each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of Municipal Opportunities Trust’s management and administrative services contracts is discussed in that fund’s annual report to shareholders dated April 30, 2007; the basis for the Trustees’ approval of Investment Grade Municipal Trust’s management contract is discussed in that fund’s semi-annual report to shareholders dated May 31, 2007; and the basis for the Trustees’ approval of Municipal Bond Fund’s management contract is discussed in that fund’s annual report to shareholders dated April 30, 2007.

Putnam Management is paid for management, investment advisory and administrative services to Municipal Opportunities Trust quarterly based on the lesser of (i) an annual rate of 0.35% of the fund’s average net assets attributable to common shares and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common shares and preferred shares outstanding: 0.45% of the first $500 million, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter. In addition, Putnam Management is paid for administrative services to Municipal Opportunities Trust quarterly based on an annual rate of 0.20% of the fund’s average net assets attributable to common and preferred shares outstanding.

Putnam Management is paid a management and investment advisory fee for services it provides to Investment Grade Municipal Trust and Municipal Bond Fund. For each fund, the management fee is paid quarterly and based on the lesser of (i) an annual rate of 0.55% of the fund’s average net assets attributable to common shares and preferred shares outstanding or (ii) the following annual rates express as a percentage of the fund’s average net assets attributable to common shares and preferred shares outstanding: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Under each of these agreements, if dividends payable on preferred shares during any dividend period plus any expenses attributable to preferred shares for that period exceed the fund’s net income and net short-term capital gains attributable to the proceeds of the preferred shares during that period, in each case as determined in accordance with procedures established by the fund’s Trustees, then the fees payable to Putnam Management for that period will be reduced by the amount of the excess (but not by more than the effective management fee rate under the contract multiplied by the aggregate liquidation preference of the preferred shares outstanding during the period).

Putnam Management, located at One Post Office Square, Boston, Massachusetts 02109, is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management Limited Partnership, Putnam Advisory Company, LLC (a wholly owned subsidiary of Putnam Advisory Company, Limited Partnership), Putnam Investments Limited (a wholly owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. Power Financial Corporation is a diversified management and holding company that has interests, directly or indirectly, in companies that are active in the financial services sector in Canada, the United States and Europe. It also has substantial holdings in a group of energy, water, waste services, specialty minerals and cement and building materials companies based in Europe. Great-West Lifeco Inc. purchased its majority interest in Putnam Investments Trust on August 3, 2007 from Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage and employee benefit consulting.

Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Tax-Exempt Fixed-Income Team manage the investments of Municipal Opportunities Trust and each Merging Fund. The names of all team members can be found at www.putnam.com.

The team members identified below as each fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to Municipal Opportunities Trust and each Merging Fund and are primarily responsible for the day-to-day management of each fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the funds.

	Joined		Positions Over
Portfolio Leader	Funds	Employer	Past Five Years

Thalia Meehan	2006	Putnam	Team Leader, Tax
		Management	Exempt Fixed
		1989 – Present	Income Team
Previously, Director,
Tax Exempt Research

	Joined		Positions Over
Portfolio Members	Funds	Employer	Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio
		1989 – Present	Manager
Senior Trader

Brad Libby	2006	Putnam	Tax Exempt Specialist
		Management	Previously, Analyst
2001 – Present

Susan McCormack 2002		Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio
		1994 – Present	Manager

For more information on the other accounts that these individuals manage, these individuals’ compensation and ownership of Municipal Opportunities Trust’s shares, see the Merger SAI.

The funds pay all expenses not assumed by Putnam Management, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain funds officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Effective January 1, 2007, the funds retained State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, as their custodian. (State Street also provides certain administrative pricing and bookkeeping services.) Putnam Fiduciary Trust Company (“PFTC”), the funds’ previous custodian, managed the transfer of the funds’ assets to State Street. State Street is responsible for safeguarding and controlling the funds’ cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the funds’ investments, serving as the funds’ foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the funds and performing other administrative duties. State Street does not determine the investment policies of the funds or decide which securities the funds will buy or sell. State Street has a lien on the funds’ assets to secure charges and advances made by it.

The funds pay State Street an annual fee based on the funds’ assets held with State Street and on securities transactions processed by State Street and reimburses State Street for certain out-of-pocket expenses. The funds will make payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The funds may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The funds also have an offset arrangement that may reduce the funds’ custody fee based on the amount of cash maintained by their custodian. Putnam Investor Services, a division of PFTC, P.O. Box 8383, Boston, Massachusetts 02266-8383, is the investor servicing, transfer and dividend disbursing agent for the funds.

Description of fund shares. The Trustees of each fund have authority to issue an unlimited number of shares of beneficial interest without par value in such classes and series as may be provided for in the Bylaws. The Bylaws of Municipal Opportunities Trust currently authorize the issuance of up to 800 Series A preferred shares, 1,620 Series B preferred shares and 1,620 Series C preferred shares (and approval of the holders of Municipal Opportunities Trust’s outstanding preferred shares is currently being sought to authorize $273 million in Preferred Merger Shares); the Bylaws of Investment Grade Municipal Trust currently authorize the issuance of up to 2,000 Series A preferred shares (of which there are 1,400 outstanding) and 2,000 Series I preferred shares (of which there are none outstanding); and the Bylaws of Municipal Bond Fund currently authorize the issuance of up to 2,920 Series A preferred shares and 2,400 Series B preferred shares. The Bylaws of each fund also prohibit the fund from offering additional preferred shares on parity with or having priority on liquidation over the fund’s outstanding preferred shares without the approval of a majority of the fund’s outstanding preferred shares. Except for the Merger Shares to be issued in the mergers, the funds do not have a present intention of offering additional shares. All other offerings of a fund’s shares require approval of the Trustees. Any additional offering of common shares would be subject to the requirements of the 1940 Act that such shares may not be sold at a price per common share below the then-current net asset value per share, exclusive of underwriting discounts and commissions, except in connection with an offering to existing common shareholders or with the consent of the holders of a majority of a fund’s outstanding common shares.

The outstanding common shares of each fund are, and the Common Merger Shares, when issued and sold, will be, except as described under “Description of the Merger Shares” above, fully paid and non-assessable by the fund. The outstanding common shares of each fund have, and the Common Merger Shares will have, no preemptive, conversion, exchange or redemption rights. Each common share of a fund has one vote, with fractional shares voting proportionately, and is freely transferable.

Common shares of each fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2006 of 29,494 shares for Municipal Opportunities Trust, 30,874 shares for Investment Grade Municipal Trust, and 22,933 shares for Municipal Bond Fund.

Series A, Series B and Series C preferred shares of Municipal Opportunities Trust have a liquidation preference of $50,000, $25,000 and $25,000 per share, respectively, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). If the proposal regarding the two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust is approved, the liquidation preference of Series A preferred shares of Municipal Opportunities Trust will be $25,000. Each series of preferred shares of Investment Grade Municipal Trust has a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). Each series of preferred shares of Municipal Bond Fund has a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). Preferred Merger Shares have a liquidation preference of $50,000 per share (Series A) or $25,000 per share (Series B and Series C), plus, in each case, an amount equal to accumulated but unpaid dividends (whether or not earned or declared). All outstanding preferred shares are, and all Preferred Merger Shares, when issued and sold, will be, except as described under “Description of the Merger Shares” above, fully paid and non-assessable and not convertible into common shares. Further, such shares do not, and will not, have any preemptive rights. Such preferred shares are not, and will not be, subject to any sinking fund, but are redeemable under certain circumstances.

The Bylaws of each fund provide generally that holders of preferred shares will be entitled to receive, when, as and if declared by the fund, cumulative cash dividends for each dividend period (generally either 28 days for Series A preferred shares of Municipal Opportunities

Trust and Series A preferred shares of Municipal Bond Fund or 7 days for Series B and Series C preferred shares of Municipal Opportunities Trust, Series B preferred shares of Municipal Bond Fund and preferred shares of Investment Grade Municipal Trust, although the fund may, subject to certain conditions, designate a special dividend period of longer periods) at an annual rate set in accordance with the procedures set forth in the fund’s Bylaws. The holder of a preferred share may elect, by following the notice procedures set forth in the fund’s Bylaws, to tender such share in any remarketing or auction, as the case may be, or to hold such share for the next dividend period. In the case of Municipal Opportunities Trust and Investment Grade Municipal Trust, the dividend rate applicable to a dividend period for preferred shares of the fund is the rate that the fund’s remarketing agent determines is the lowest rate that will enable it to remarket, on behalf of the holders of such preferred shares, all preferred shares tendered in such remarketing. In the case of Municipal Bond Fund, the dividend rate applicable to a dividend period for preferred shares of the fund is the rate that results from an auction for shares of such series on the applicable offering date immediately preceding the rate period. In each case, the dividend rate is subject to a maximum rate based on the credit rating assigned to such preferred shares and an applicable reference rate (the maximum rate is increased for periods during which the fund has failed to make dividend payments on preferred shares when due). If a fund includes any income subject to regular federal income tax in a dividend on preferred shares, it will generally be required to pay Additional Dividends on such preferred shares in an amount that approximates the related regular federal income tax effects. The preferred shares of each fund are generally held only in book entry form through The Depository Trust Company; transfers of beneficial ownership of preferred shares will be recorded only in accordance with the procedures of the fund’s paying agent.

Each fund’s preferred shares are subject to mandatory redemption in the event the fund should fail to meet the asset coverage requirements imposed by the 1940 Act or by the agencies rating such preferred shares, and, subject to certain conditions (including the condition that the fund be current in the payment of dividends on all preferred shares), to involuntary redemption, either in part or full, at the option of the fund, at a price equal to the applicable liquidation preference (plus any applicable premium, if the fund has designated a premium call period).

The Bylaws of each fund require that the holders of the fund’s preferred shares, voting as a separate class, have the right to elect at least two Trustees at all times, and to elect a majority of the Trustees at any time two years’ dividends on the preferred shares are unpaid. The holders of each fund’s preferred shares will vote as a separate class on certain other matters as required by the fund’s Bylaws, the 1940 Act and Massachusetts law, including with respect to Investment Grade Municipal Trust, the merger or consolidation of the fund. The Bylaws of Municipal Opportunities Trust and Municipal Bond Fund provide that common and preferred shareholders of the fund will vote together on the merger or consolidation of the fund (except in the case of Municipal Bond Fund, when the merger would adversely affect the preferred shares). However, the Bylaws of Municipal Opportunities Trust and Municipal Bond Fund also provide that common and preferred shareholders of each fund must vote separately on any action requiring a vote of securities holders under Section 13(a) of the 1940 Act, which includes changing a fund’s sub-classification from a “diversified” to a “non-diversified” company. Because the merger will have the effect of changing Municipal Bond Fund’s sub-classification from “diversified” to “non-diversified” investment company, the preferred shareholders of Municipal Bond Fund also will vote separately on the proposed merger with Municipal Opportunities Trust.

Except as expressly required by applicable law or expressly set forth in the funds’ Agreement and Declaration of Trust and Bylaws and as otherwise indicated in this Prospectus/Proxy Statement, each holder of preferred shares and each holder of common shares of the funds shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the fund, and the holders of outstanding preferred shares and of common shares shall vote together as a single class. The Agreement and Declaration of Trust and Bylaws of each fund may not be amended in a manner that would materially and adversely affect its preferred shareholders without the consent of holders of a majority of its outstanding preferred shares. For more information about the funds’ preferred shares, see “Information about the Funds-Preferred Shares” or, for preferred shareholders of the Merging Funds only, Appendix C.

Set forth below is information about each fund’s securities as of July 20, 2007:

Municipal Opportunities Trust
	Amount	Amount	Amount
Title of Class	Authorized	Held by Fund	Outstanding

Common Shares	unlimited	0	13,655,259

Preferred Shares

Series A	800	0	800

Series B	1,620	0	1,620

Series C	1,620	0	1,620

Investment Grade Municipal Trust
	Amount	Amount	Amount
Title of Class	Authorized	Held by Fund	Outstanding

Common Shares	unlimited	0	18,211,848

Preferred Shares

Series A	2,000	0	1,400

Series I	2,000	0	0

Municipal Bond Fund
	Amount	Amount	Amount
Title of Class	Authorized	Held by Fund	Outstanding

Common Shares	unlimited	0	15,106,238

Preferred Shares

Series A	2,920	0	2,920

Series B	2,400	0	2,400

Declaration of trust and bylaws. Each fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding common and preferred shares of a fund, voting together, is required to authorize any of the following actions:

(1) merger or consolidation of the fund,

(2) sale of all or substantially all of the assets of the fund,

(3) conversion of the fund to an open-end investment company, or

(4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (3) above.

With respect to any of the actions listed in (1) through (3) above, if authorized by the affirmative vote of two-thirds of the total number of Trustees, a vote of a majority of the outstanding common and preferred shares of a fund, voting together, serves as sufficient authorization for the action pursuant to each fund’s Declaration of Trust.

The Trustees have determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of each fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of each fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction and may have the net effect of inhibiting the fund’s conversion to open-end status.

The Bylaws of Investment Grade Municipal Trust contain stricter voting requirements with respect to certain actions than the fund’s Agreement and Declaration of Trust. For example, the authorization for the merger or consolidation of the fund requires the affirmative vote of the applicable percentage (i.e., two-thirds or a majority, as determined by the Declaration of Trust and noted above) of the outstanding common and preferred shares of Investment Grade Municipal Trust each voting separately as a class. (The approval of the proposed merger by at least a majority of the common and preferred shareholders of Municipal Bond Fund voting separately as a class also is required by the fund’s Bylaws because the merger will result in changing the fund’s sub-classification from a “diversified” company to a “non-diversified” company.)

In addition, the Declaration of Trust for Investment Grade Municipal Trust requires that shareholders of Investment Grade Municipal Trust be given the opportunity to vote, at the next annual meeting, on a proposal to convert the fund from a closed-end investment company to open-end status (a so-called “sunroofing provision”) if the fund’s common shares have traded at an average discount of more than 10% from its net asset value per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). Although Investment Grade Municipal Trust triggered this provision for its next annual meeting, the annual meeting will not occur if the proposed merger with Municipal Opportunities Trust is approved. Additionally, if the proposed merger is approved, shareholders of the combined fund will not have the right to vote on a proposal to convert Municipal Opportunities Trust from a closed-end investment company to open-end status because Municipal Opportunities Trust’s Declaration of Trust does not contain a similar provision. Thus one effect of approving the merger for shareholders of Investment

Grade Municipal Trust is that they would cease to be shareholders of a fund subject to a sunroofing provision.

Trading discounts and repurchase of shares.

Because each fund is a closed-end investment company, common shareholders of each fund do not, and will not, have the right to redeem their shares. Shares of the funds trade in the open market at a price which is a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

The Trustees carefully monitor the trading prices of each fund’s shares, recognizing that trading prices and discounts fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented consistent with the funds’ closed-end structure might include:

► Communications with the marketplace regarding the benefits of investing in each fund in an effort to increase investor demand for the fund’s shares;

► Repurchases by each fund of its shares at prevailing market prices; and

► Tender offers by each fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on the fund’s trading discount, but industry experience suggests that they generally have little, if any, long term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, such repurchases would also enhance the net asset value of the fund’s shares and the total return for remaining shareholders. The Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005 and through subsequent actions, the Trustees authorized all of the Putnam closed-end funds, including Municipal Opportunities Trust and each Merging Fund, to repurchase up to 10% of their outstanding shares at market prices through October 2007. Under that repurchase program, Municipal Opportunities Trust, Investment Grade Municipal Trust and Municipal Bond Fund repurchased shares representing 6.1%, 5.6% and 2.7%, respectively, of such fund’s net assets during the period from October 2005 through April 30, 2007. In early 2007, the Trustees approved, for eight Putnam closed-end funds, including the funds, a comprehensive program to conduct tender offers for up to 10% of the outstanding common shares, at a purchase price equal to 98% of the fund’s per-share net asset value at the closing date of the offer. These tender offers expired in July 2007 and resulted in the full 10% of outstanding common shares being repurchased by each of the funds.

See “Information about the Funds — Trading Information” on page 47.

Determination of net asset value. Each fund calculates the net asset value of a share at least weekly by dividing the total value of its assets, less liabilities and the net assets allocated to the preferred shares, by the number of its shares outstanding. Each fund’s shares are valued as of the close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. They value all other investments and assets at their fair value. The fair value determined for an investment may differ from recent market prices for an investment.

Each fund’s tax-exempt investments are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the applicable fund’s Trustees. Such services determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, quotations from bond dealers, market transactions in comparable securities and various relationships, generally recognized by institutional traders, between securities in determining value.

Dividend reinvestment plan. Each fund offers a dividend reinvestment plan (each, a “Plan”). With respect to each of the Merging Funds, the Trustees have determined to suspend the Plans indefinitely, beginning with the October 2007 dividend, in connection with the proposed mergers. The following describes each fund’s Plan.

For shareholders participating in the Plan, all income dividends and capital gains distributions are automatically reinvested in additional shares of the fund. Reinvestment transactions are executed by Investors Bank and Trust Company, 200 Clarendon St., Boston, MA (617-937-6300) (the “Plan Agent”). If a shareholder is not participating in the Plan, every month the shareholder will receive all dividends and/or capital gains distributions in cash, paid by check and mailed directly to the shareholder. If a shareholder would like to participate in the Plan, the shareholder may instruct Putnam Investor Services (which provides certain administrative and bookkeeping services to the Plan) to enroll the shareholder. The Plan Agent will automatically reinvest subsequent distributions and Putnam Investor Services will send the shareholder a confirmation in the mail telling the shareholder how may additional shares were credited to the shareholder’s account. Shareholders of the funds are automatically enrolled in the Plan unless they elect not to participate. Shareholders may contact Putnam Investor Services either in writing at P.O. Box 8383, Boston, Massachusetts 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours. Shareholders of the Merging Funds who have elected not to participate in the Merging Funds’ Plans will, if the applicable merger is approved, be deemed to have elected not to participate in Municipal Opportunities Trust’s Plan.

The Plan Agent will buy fund shares for participating accounts in the open market. The acquisition cost of these shares may be higher or lower than the net asset value of the fund’s shares at the time of the reinvestment.

Participants may withdraw from a Plan at any time by notifying Putnam Investor Services, either in writing or by telephone. If a participant withdraws from the Plan (or if a Plan is terminated), the participant will receive future income dividends and capital gains distributions in cash. There is no penalty for withdrawing from or not participating in a Plan.

Putnam Investor Services maintains all participants’ accounts in a Plan on behalf of the Plan Agent and furnishes written confirmation of all transactions, including information needed by participants for tax records. Each participant’s shares will be held by Putnam Investor Services in the participant’s name, and each participant’s proxy will include those shares purchased through the Plan.

Each participant bears a proportionate share of brokerage commissions incurred when the Plan Agent purchases additional shares on the open market, in accordance with a Plan. In each case, the cost of shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares so purchased plus the cost of any shares issued by a fund. If a participant instructs the Plan Agent to sell the participant’s shares, the participant will incur brokerage commissions for the sale.

Reinvesting dividends and capital gains distributions in shares of the funds does not relieve a participant of tax obligations, which are the same as if the participant had received cash distributions. Putnam Investor Services supplies tax information to the participant and to the Service annually and complies with all Service withholding requirements. Each fund reserves the right to amend a Plan to include service charges, to make other changes or to terminate a Plan upon 30 days’ written notice.

If a shareholder’s shares are held in the name of a broker or nominee offering a dividend reinvestment service, the shareholder should consult the shareholder’s broker or nominee to ensure that an appropriate election is made on the shareholder’s behalf. If the broker or nominee holding the shareholder’s shares does not provide a reinvestment service, the shareholder may need to register the shareholder’s shares in the shareholder’s own name in order to participate in a Plan.

In situations where a bank, broker or nominee holds shares for others, a Plan will be administered according to instructions and information provided by the bank, broker or nominee.

Dividends and distributions. Each fund has a policy to make monthly distributions to common shareholders from net investment income. Monthly distributions to common shareholders consist of the net investment income of each fund remaining after the payment of dividends on the preferred shares.

Net investment income of each fund consists of all interest and other income (excluding capital gains and losses) accrued on portfolio assets, less all expenses of each fund allocable thereto. Income and expenses of each fund are accrued each day. Amounts which economically represent the excess of realized capital gains over realized capital losses, if any, are distributed to common shareholders at least annually to the extent not necessary to pay dividends (including Additional Dividends) on or to meet the liquidation preference of the preferred shares. However, for federal income tax purposes, the common shareholders and the preferred shareholders are treated as receiving their proportionate share of the excess of each fund’s realized capital gains over realized capital losses, based upon the percentage of total dividends paid by the fund for the year that is received by each class.

While there are any preferred shares outstanding, neither fund may declare any cash dividend or other distribution on its common shares, unless at the time of such declaration (1) all accrued dividends on the preferred shares have been paid and (2) the value of each fund’s total assets, less all liabilities and indebtedness of the fund (determined after deducting the amount of such dividend or other distribution), is at least 200% of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon). In addition to the requirements of the 1940 Act, each fund is required to comply with other asset coverage requirements as a condition of the fund obtaining a rating of the preferred shares from a nationally recognized rating service. These requirements include, among other things, an asset coverage test more stringent than under the 1940 Act. The limitation on each fund’s ability to make distributions on its common shares could, in certain circumstances, impair the ability of each fund to maintain its qualification for taxation as a regulated investment company or might otherwise cause the fund to be subject to federal tax. Each fund intends, however, to the extent possible, to repurchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay “special dividends” to the holders of the preferred shares in certain circumstances in an effort to maintain the fund’s status as a regulated investment company and to relieve the fund of any federal tax.

As noted above under “Information about the Funds —Preferred Shares,” the terms of the preferred shares require that if, for any taxable year, any portion of the dividends on the preferred shares is not designated by a fund as exempt-interest dividends solely because that fund, in its judgment, is required to allocate capital gains or taxable income to the preferred shares, Additional Dividends will become payable on the preferred shares in an amount such that the net after-tax return on the preferred shares would be the same as the net after-tax return that would have been derived  if the dividends paid to the holders of the preferred shares, not including any such Additional Dividends, had qualified in their entirety as exempt-interest dividends. The amount of any dividend payable to common shareholders will be reduced by the amount of any such Additional Dividends.

To permit each fund to maintain a more stable monthly distribution, each fund may from time to time pay out less than the entire amount of available net investment income to common shareholders earned in any particular period. Any such amount retained by a fund would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income actually earned by that fund during such period. For information concerning the tax treatment of distributions to common shareholders, see “Taxation” below. The funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

Common shareholders may have their dividend or distribution checks sent to parties other than themselves. A “Dividend Order” form is available from Putnam Investor Services, mailing address: P.O. Box 8383, Boston, Massachusetts, 02266-8383. After Putnam Investor Services receives this completed form with all registered owners’ signatures guaranteed, the common shareholder’s distribution checks will be sent to the bank or other person that the common shareholder has designated.

For information concerning the tax treatment of such dividends and distributions to shareholders, see the discussion under “Taxation.”

Taxation. The following federal tax discussion is based on the advice of Ropes & Gray LLP, counsel to the funds, and reflects provisions of the Code, existing treasury regulations, rulings published by the Service, and other applicable authority, as of the date of this Prospectus/Proxy Statement. These authorities are subject to change by legislative or administrative action.

The following discussion is only a summary of some of the important tax considerations generally applicable to investments in Municipal Opportunities Trust. For more detailed information regarding tax considerations, see the Merger SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in Municipal Opportunities Trust may be subject to state and local taxes. Because Municipal Opportunities

Trust will be the surviving fund if the mergers are approved, the discussion deals only with the taxation of Municipal Opportunities Trust.

Municipal Opportunities Trust intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the fund so qualifies, it will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by Municipal Opportunities Trust to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the preferred shares constitute preferential dividends under section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when preferred shares are outstanding Municipal Opportunities Trust does not meet applicable asset coverage requirements, it will be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension may cause the fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income), or may, in certain circumstances, prevent Municipal Opportunities Trust from qualifying as a regulated investment company. The fund may redeem preferred shares or pay “special dividends” to the holders of the preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid the excise tax.

Fund distributions designated as “tax-exempt dividends” are not generally subject to federal income tax. In addition, an investment in the fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

The Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends derived from obligations issued by government agencies located in their state of residence. The Supreme Court has announced oral arguments on this case for the fall of 2007 and would likely issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

The terms of the preferred shares require that if, for any taxable year, any portion of the distributions paid by Municipal Opportunities Trust on the preferred shares at the applicable rate is not designated by the fund as exempt-interest dividends solely because the fund, in its judgment, is required to allocate capital gains and taxable income to the preferred shares, then the fund will be required to pay Additional Dividends to holders of the preferred shares to compensate for the resulting reduction in the after-tax return to such holders. It is anticipated that the allocation rules described above will in many circumstances require Municipal Opportunities Trust to pay such Additional Dividends. Such a distribution would reduce the amount available for distribution to common shareholders.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to shareholders as such when it is distributed.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than “tax-exempt dividends” are taxable as ordinary income. Generally, gains realized by a fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax-exempt. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest then in additional shares through the Dividend Reinvestment Plan.

Any gain resulting from the sale or exchange of fund shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

Trading Information. The following chart shows quarterly per common share trading information of each fund for the past two fiscal years and the current fiscal year of the funds, as listed on the NYSE.

Municipal Opportunities Trust
(Unaudited)

	Market	Market	Closing		Discount or
Quarter	High	Low	Market	Closing	(Premium) to
Ended	Price ($)	Price ($)	Price ($)	NAV ($)	NAV (%)

7/31/07	12.27	11.47	11.61	12.90	–11.11

4/30/07	12.38	12.04	12.20	13.19	–7.51

1/31/07	12.10	11.64	12.03	13.16	–8.59

10/31/06	11.78	11.29	11.78	13.28	–11.30

7/31/06	11.67	11.03	11.30	12.90	–12.40

4/30/06	11.92	11.60	11.68	12.85	–9.11

1/31/06	11.80	11.14	11.75	13.02	–9.75

10/31/05	11.99	11.40	11.47	12.92	–11.22

7/31/05	12.19	11.68	11.94	13.20	–9.55

Investment Grade Municipal Trust
(Unaudited)

	Market	Market	Closing		Discount or
Quarter	High	Low	Market	Closing	(Premium) to
Ended	Price ($)	Price ($)	Price ($)	NAV ($)	NAV (%)

5/31/07	10.36	9.99	10.06	10.83	–7.11

2/28/07	10.47	9.92	10.25	11.10	–7.66

11/30/06	9.97	9.51	9.96	11.15	–10.67

8/31/06	9.63	9.25	9.62	10.94	–12.07

5/31/06	9.85	9.29	9.36	10.74	–12.85

2/28/06	9.83	9.27	9.83	10.94	–10.15

11/30/05	9.80	9.13	9.34	10.81	–13.60

8/31/05	9.87	9.58	9.68	11.10	–12.79

5/31/05	9.75	9.16	9.75	11.03	–11.60

2/28/05	9.85	9.33	9.66	10.93	–11.62

Municipal Bond Fund
(Unaudited)

	Market	Market	Closing		Discount or
Quarter	High	Low	Market	Closing	(Premium) to
Ended	Price ($)	Price ($)	Price ($)	NAV ($)	NAV (%)

7/31/07	12.66	12.00	12.05	13.34	–10.71

4/30/07	12.84	12.56	12.61	13.64	–10.56

1/31/07	12.52	12.24	12.50	13.61	–11.61

10/31/06	12.72	12.25	12.31	13.76	–14.39

7/31/06	12.18	11.67	12.18	13.44	–15.92

4/30/06	12.90	12.04	12.10	13.42	–12.97

1/31/06	12.53	11.81	12.51	13.62	–13.73

10/31/05	12.89	11.98	12.07	13.58	–15.54

7/31/05	13.02	12.14	12.89	13.88	–13.98

On June 29, 2007, the market price, net asset value per common share and discount to net asset value were $11.87, $12.85, and –7.63%, respectively for Municipal Opportunities Trust; $10.01, $10.68, and –6.27%, respectively, for Investment Grade Municipal Trust; and $12.35, $13.28, and –7.00%, respectively, for Municipal Bond Fund.

IV. Further Information about Voting
and the Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed mergers of Investment Grade Municipal Trust and Municipal Bond Fund into Municipal Opportunities Trust, the proposed authorization of the issuance of the Preferred Merger Shares and the solicitation of proxies by and on behalf of the Trustees for use at the Joint Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held on October 15, 2007, at 11:00 a.m. Eastern time at One Post Office Square, 12th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 13, 2007.

Only shareholders of record on July 30, 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionately.

As of August 6, 2007, there were 13,653,925 outstanding common, 800 outstanding Series A preferred shares, 1,620 outstanding Series B preferred shares, and 1,620 outstanding Series C preferred shares of beneficial interest of Municipal Opportunities Trust; 18,210,340 outstanding common, 1,400 outstanding Series A preferred shares, and 0 outstanding Series I preferred shares of beneficial interest of Investment Grade Municipal Trust; and 15,104,137 outstanding common, 2,920 outstanding Series A preferred shares, and 2,400 outstanding Series B preferred shares of beneficial interest of Municipal Bond Fund.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required vote. Proxies are being solicited from each fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of each Conversion Plan, FOR approval of the Plan of Merger, FOR approval of the Preferred Merger Shares of Municipal Opportunities Trust and FOR approval of the reduction in liquidation preference of Series A Shares of Municipal Opportunities Trust. The transactions will be consummated only if the following approvals are received:

(a) Each Conversion Plan requires the affirmative vote of holders of a majority of the outstanding common and preferred shares of the relevant Merging Fund entitled to vote (each class voting separately);

(b) Each Plan of Merger requires the affirmative vote of (i) holders of a majority of the outstanding common and preferred shares of beneficial interest of Municipal Opportunities Trust entitled to vote (voting together) and (ii) holders of a majority of the outstanding common and preferred shares of the applicable Merging Fund entitled to vote (each class voting separately);

(c) Issuance of the Preferred Merger Shares requires the affirmative vote of a majority of the outstanding preferred shares of Municipal Opportunities Trust entitled to vote; and

(d) The two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust and the corresponding reduction in liquidation preference requires the affirmative vote of a majority of the outstanding preferred shares of Municipal Opportunities Trust entitled to vote (each series voting separately).

Shareholders of Municipal Opportunities Trust who vote against the proposed mergers will not have any appraisal or other dissenters’ rights. Common shareholders of a Merging Fund who object to the merger of their fund will have, as an exclusive remedy under the LLC Act, the right to resign as a member of the Merging Fund, in its limited liability company form, following the Conversion. Under the operating agreement of Merging Fund in its limited liability company form (which will become effective upon the Conversion in substantially the form appended to the Plan of Conversion attached hereto as Appendix A), a resigning member is entitled solely to the market value of his or her shares, which may be less than or greater than the net asset value of such shares. In order to assert the right to resign from a Merging Fund, you must: (i) before the vote to approve the applicable Plan of Merger, deliver to the Merging Fund at One Post Office Square, Boston, MA 02109, written notice of your request to resign; (ii) NOT vote your shares in favor of the proposal to approve the applicable Plan of Merger; and (iii) comply with such other procedures set forth in your fund’s operating agreement upon its effectiveness or as otherwise required by the Board of your fund.

Quorum and method of tabulation. Shareholders of record of each fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the relevant fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

Share ownership. As of July 31, 2007, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund, and no person owned of record or, to the knowledge of a fund, beneficially 5% or more of the outstanding shares of each fund, except as follows:

Municipal Opportunities Trust

Shareholder Name		Percentage
and Address	Holdings	Owned

Cede & Co.*	13,083,740	95.80%
20 Bowling Green	Common
New York, NY 10004-1408	Shares

First Trust Portfolios L.P.	965,099	6.1%
1001 Warrenville Road	Common
Lisle, IL 60532	Shares

* Believed to hold shares only as a nominee.

Investment Grade Municipal Trust

Shareholder Name		Percentage
and Address	Holdings	Owned

Cede & Co.*	16,726,108	91.80%
20 Bowling Green	Common
New York, NY 10004-1408	Shares

Karpus Management, Inc.,	1,883,927	9.31%
d/b/a Karpus Investment	Common
Management	Shares
183 Sully’s Trail
Pittsford, New York 14534

* Believed to hold shares only as a nominee.

Municipal Bond Fund

Shareholder Name		Percentage
and Address	Holdings	Owned

Cede & Co.*	14,269,991	94.40%
20 Bowling Green	Common
New York, NY 10004-1408	Shares

* Believed to hold shares only as a nominee.

The following tables sets forth those persons who are expected to own of record or beneficially 5% or more of the outstanding shares of Municipal Opportunities Trust, based on the share ownership record discussed above, after the consummation of the proposed mergers:

Municipal Opportunities Trust (pro forma
combined with Investment Grade Municipal
Trust only)

Shareholder Name	Percentage
and Address	Owned

Cede & Co.*	93.72%
20 Bowling Green
New York, NY 10004-1408

Karpus Management, Inc.,	5.44%
d/b/a Karpus Investment
Management
183 Sully’s Trail
Pittsford, New York 14534

* Believed to hold shares only as a nominee.

Municipal Opportunities Trust (pro forma
combined with Municipal Bond Fund only)

Shareholder Name	Percentage
and Address	Owned

Cede & Co.*	95.11%
20 Bowling Green
New York, NY 10004-1408

* Believed to hold shares only as a nominee.

Municipal Opportunities Trust (pro forma
combined with both Merging Funds)

Shareholder Name	Percentage
and Address	Owned

Cede & Co.*	93.99%
20 Bowling Green
New York, NY 10004-1408

* Believed to hold shares only as a nominee.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of the funds and employees of Putnam Management, PFTC and Putnam Retail Management may solicit proxies in person or by telephone. Each fund may also arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The funds are unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in the event the information in the confirmation is incorrect.

Common shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or via automated telephone service. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and automated telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by shareholders.

The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting.

The Trustees of the funds have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense The Altman Group, 60 East 42nd Street, New York, New York 10165, to aid in the solicitation of instructions for registered and nominee accounts for a project management fee of $2,000 per fund plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the funds.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either: (i) by a written revocation received by the Clerk of the funds; (ii) by properly executing a later-dated proxy; (iii) by recording later-dated voting instructions by telephone or via the Internet; (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder; or (v) by attending the Meeting and voting in person.

Date for receipt of shareholders’ proposals for the next annual meeting. It is currently anticipated that Municipal Opportunities Trust’s next annual meeting of shareholders will be held in October 2007. Shareholder proposals to be included in such fund’s proxy statement for that meeting were to be received by May 18, 2007. Shareholders who wish to make a proposal at the upcoming annual meeting of Municipal Opportunities Trust — other than one that will be included in the fund’s proxy materials — were required to have notified the fund no later than August 1, 2007. The Board Policy and Nominating Committee will consider nominees recommended by shareholders of Municipal Opportunities Trust to serve as Trustees, provided that shareholders submitted their recommendations by the above date. If a shareholder who wishes to present a proposal failed to notify the funds by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the annual meeting of Municipal Opportunities Trust were required to provide written notice to the fund (including all required information) so that such notice is received in good order by each fund no earlier than August 1, 2007 and no later than August 31, 2007.

If the proposed mergers are approved there will be no 2007 annual meeting for each of the Merging Funds. Shareholders of the Merging Funds will not be entitled to vote at the 2007 annual meeting of Municipal Opportunities Trust since the record date for determining shareholders entitled to vote at that meeting was before the closing of the mergers. If the proposed mergers are not approved, the Trustees will announce plans for future annual meetings of each Merging Fund.

Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, or for such other reasons as they may determine appropriate, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Each fund pays the costs of any additional solicitation and of any adjourned session for that fund.

APPENDIX A

PLAN OF ENTITY CONVERSION OF
PUTNAM MUNICIPAL BOND FUND TO
PUTNAM MUNICIPAL BOND FUND LLC

Putnam Municipal Bond Fund, a Massachusetts business trust (the “Company” or “Converting Entity”), hereby adopts the following Plan of Entity Conversion, dated as of August __, 2007 (the “Plan”) pursuant to which the Company shall convert (the “Conversion”) into a Massachusetts limited liability company (the “Surviving Company”).

ARTICLE I.
Surviving Company

Section 1.01. Effective upon filing a Certificate of Conversion and Certificate of Organization in substantially the form set forth as Exhibit A and Exhibit B, respectively, the Company, a Massachusetts business trust, shall convert, pursuant to this Plan, into the Surviving Company, a Massachusetts limited liability company, in accordance with the provisions of Mass. Gen. Laws ch. 156C. The name of the Surviving Company shall be Putnam Municipal Bond Fund LLC.

ARTICLE II.
Conditions Precedent to the Conversion

Section 2.01. Shareholder Approval. This Plan shall be deemed approved by shareholders of the Company if a majority of the Company’s common shares of beneficial interest (“Common Shares”) and preferred shares of beneficial interest (“Preferred Shares”) (collectively, the Common Shares and Preferred Shares being referred to herein as the “Shares”) outstanding on July 30, 2007 (the “Record Date”), each voting separately as a class, are voted in favor of the Plan at a meeting of Company shareholders called for the purpose of voting on this Plan (such approval of this Plan being referred to herein as “Shareholder Approval”).

ARTICLE III. Effective Date

Section 3.01. Effective Date. The Conversion Effective Time shall be the time and date specified in the Certificate of Conversion as submitted to the Secretary of The Commonwealth of Massachusetts pursuant to this Plan.

ARTICLE IV. Manner of Converting Interests in the Company
into Units of the Surviving Company

Section 4.01. Common and Preferred Shares. The Operating Agreement of the Surviving Company shall authorize the Surviving Company to issue a class of limited liability company interests of the Surviving Company corresponding to each class of Shares authorized under the Company’s by-laws in effect immediately prior to the Conversion (“LLC Units”). The class of LLC Units corresponding to Common Shares, Preferred Shares designated Auction Rate Municipal Preferred Shares, Series A (“Preferred A Shares”) and Preferred Shares designated Auction Rate Municipal Preferred Shares, Series B (“Preferred B Shares”) shall be designated Common Units, Preferred A Units and Preferred B Units, respectively. At the Conversion Effective Time, each Common Share, Preferred A Share and Preferred B Share outstanding shall convert on a one-to-one basis into, and shall from and after such Conversion Effective Time constitute, a Common Unit, Preferred A Unit and Preferred I Unit, respectively, of the Surviving Company. The LLC Units into which the Shares are converted shall constitute limited liability company interests of the Surviving Company that are fully paid, validly issued and non-assessable.

ARTICLE V. Organic Documents of the Surviving Company,
Officers and Tax Status

Section 5.01. Certificate of Organization & Operating Agreement; Officers. Except as otherwise provided in Section 5.02 of this Plan, immediately after consummation of the Conversion, the Certificate of Organization substantially in the form set forth in Exhibit B hereto and the Operating Agreement substantially in the form set forth in Exhibit C hereto shall be the Certificate of Organization and the Operating Agreement of the Surviving Company. The slate of officers of the Surviving Company upon effectiveness of the Conversion shall be the same as that of the Converting Entity immediately prior to effectiveness of the Conversion.

Section 5.02. Amendment of the Plan. From time to time subsequent to Shareholder Approval and prior to the Conversion Effective Time, the Plan may be amended by the Board of Trustees of the Company, except that subsequent to Shareholder Approval, the Plan shall not be amended by the Board of Trustees of the Company to change:

(a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, or other securities or interests, cash, or other property to be received by holders of the Company Shares; or

(b) any of the other terms or conditions of this Plan if the change would adversely affect any of the holders of the Company Shares in any material respect.

Section 5.03. Tax Status. The Surviving Company will take the steps necessary to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and the Treasury Regulations promulgated thereunder, for qualification as a regulated investment company, will elect to be treated as such and will compute its federal income tax under Section 852 of the Code. The officers of the Surviving Company are hereby severally authorized to make any and all elections under the Code, or the Treasury Regulations promulgated thereunder, that may be required to satisfy the foregoing, including (but not limited to) any election in respect of entity classification under Treasury Regulation Section 301.7701 -3(c), and the authorization required by Treasury Regulation Section 301.7701 -3(c)(1) and (2).

EXHIBIT A

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place,
Boston, Massachusetts 02108-1512

Certificate of Conversion to a
Limited Liability Company
(General Laws Chapter 156C, Section 69)

(1) The date on which, and jurisdiction in which, the other business entity was first created, incorporated or otherwise came into being and, if it has changed, its jurisdiction immediately prior to the conversion to a domestic limited liability company:

Putnam Municipal Bond Fund was first organized on November 27, 1992 in The Commonwealth of Massachusetts as an unincorporated voluntary association with transferable shares under and by virtue of Mass. Gen. Laws ch. 182. Its jurisdiction has not changed.

(2) The name of the other business entity immediately prior to the filing of the Certificate of Conversion to a Limited Liability Company:

Putnam Municipal Bond Fund

(3) The name of the limited liability company as set forth in its certificate of organization filed in accordance with subsection (b) of Mass. Gen.

Laws ch. 156C § 69:

Putnam Municipal Bond Fund LLC

(4) The future effective date of the conversion to a limited liability company if it is not to be effective upon the filing of the Certificate of Conversion to a Limited Liability Company and Certificate of Organization:

_______________________________________

Signed by: _________________________________

on this ____ day of ___________, 2007

EXHIBIT B

CERTIFICATE OF ORGANIZATION

OF

PUTNAM MUNICIPAL BOND FUND LLC

1. The Federal Employer Identification Number for the limited liability company is: _____________.

2. The name of the limited liability company is Putnam Municipal Bond Fund LLC (the “Limited Liability Company”).

3. The street address of the office of the Limited Liability Company within The Commonwealth of Massachusetts at which its records will be maintained is:

One Post Office Square Boston, Massachusetts 02109

4. The general character of the Limited Liability Company’s business is carrying on the business of an investment company.

5. The Limited Liability Company is not to have a specific date of dissolution.

6. The name and business address of the agent for service of process required to be maintained by M.G.L. Chapter 156C, §5, are:

Beth S. Mazor, Vice President Putnam Municipal Bond Fund LLC

One Post Office Square Boston, Massachusetts 02109

7. The managers of the Limited Liability Company are Jameson A. Baxter, Charles B. Curtis, Robert J. Darretta, Myra R. Drucker, Charles E. Haldeman, Jr., John A. Hill, Paul L. Joskow, Elizabeth T. Kennan, Kenneth R. Leibler, Robert E. Patterson, George Putnam, III, W. Thomas Stephens and Richard B. Worley. The business address of each manager is:

Putnam Municipal Bond Fund LLC
One Post Office Square
Boston, Massachusetts 02109

8. In addition to the managers, Charles E. Porter, Jonathan S. Horwitz, Steven D. Krichmar, Janet C. Smith, Robert R. Leveille, Francis J. McNamara, III, Susan G. Malloy, Beth S. Mazor and James P. Pappas are authorized to execute documents to be filed by the Limited Liability Company with the Secretary of The Commonwealth of Massachusetts.

Executed on _______ __, 2007

By: _____________________

Name:

Authorized Signatory

EXHIBIT C

OPERATING AGREEMENT
OF
PUTNAM MUNICIPAL BOND FUND LLC

This Operating Agreement (this “Agreement”) of Putnam Municipal Bond Fund LLC (the “Company”) is dated ______ , 2007 (the “Effective Date”) and made effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company was organized as a Massachusetts business trust on November 27, 1992 and has operated, in accordance with an Agreement and Declaration of Trust (as amended and/or restated prior to the Effective Date, the “Declaration of Trust”) and Bylaws (as amended and/or restated prior to the Effective Date, the “Bylaws” and, together with the Declaration of Trust, the “Trust Documents”) of the Company, as a closed-end investment company registered under the Investment Company Act of 1940, as amended.

WHEREAS, on _______ , 2007, the Company entered into an Agreement and Plan of Merger with Putnam Municipal Opportunities Trust, a Massachusetts business trust (the “Acquiring Fund”), pursuant to which the Company has agreed, subject to certain conditions, to merge with and into the Acquiring Fund pursuant to the Massachusetts Limited Liability Company Act (M.G.L. Ch. 156C, §1 et seq.), as amended and in effect from time to time (the “LLC Act”) (such merger transaction, the “Proposed Merger”).

WHEREAS, one of the conditions precedent to the Proposed Merger is that the Company be converted from a Massachusetts business trust to a Massachusetts limited liability company (the “Conversion”), and that the shareholders of the Company in its business trust form become members of the Company upon conversion to a limited liability company.

WHEREAS, on the Effective Date, and following the affirmative vote of the requisite number of shareholders of the Company in accordance with the Trust Documents, the Company was converted from a business trust to a limited liability company pursuant to the LLC Act, and a Certificate of Entity Conversion and a Certificate of Organization of the Company were filed with the Secretary of the Commonwealth of The Commonwealth of Massachusetts.

WHEREAS, the Unitholders (formerly the shareholders) of the Company, in approving the Conversion, authorized the Board of Managers (formerly the Board of Trustees) of the Company to enter into this Agreement on their behalf in order to provide for the management of the business and affairs of the Company as a limited liability company, the allocation of profits and losses among the Unitholders, the respective rights and obligations of the Unitholders to each other and to the Company, and certain other matters.

NOW, THEREFORE, it is hereby agreed as follows:

ARTICLE I Organization

1.1 Name. The name of the Company shall be Putnam Municipal Bond Fund LLC or such other name as the Board may choose from time to time.

1.2 Trust Documents. The organization, purpose and operation of the Company shall be as set forth in the Trust Documents, with such changes as are set forth in this Agreement or required under the LLC Act. For avoidance of doubt, it is intended that this Agreement incorporate the provisions of the Trust Documents to the greatest extent practicable and/or permissable under the LLC Act, and that the relationships and structures created by this Agreement as of the Effective Date reflect as closely as practicable those created by the Trust Documents.

1.3 Initial Authorization. The initial authorization to enter into this Agreement as of the Effective Date was provided by the shareholders of the Company in connection with the approval of the Conversion in accordance with the Trust Documents and the LLC Act. Pursuant to such authorization, the Board of Managers (defined below) has the authority to execute this Agreement on behalf of Unitholders (defined below).

ARTICLE II

Units and Unitholders

2.1 Unitholders as of the Effective Date. As of the Effective Date, the persons admitted as members of the Company (the “Unitholders”) shall be those persons holding limited liability company interests (“Units”) issued by the Company, which shall be identical in number and ownership as the shares of beneficial interest issued by the Company immediately prior to the Conversion. The titles and classes of Units as of the Effective Date shall be the same as those of the shares of the Company under the Trust Documents, except that they shall be referred to as “units” rather than as “shares.”

2.2 Rights and Obligations of Unitholders. The rights and obligations of the Unitholders shall be identical to the rights and obligations of shareholders of the Company under the Trust Documents, except as otherwise set forth in this Agreement or required under the LLC Act. To the extent that the rights or obligations of any Unitholder are different by reason of any provision of this Agreement (including as it incorporates the provisions of the Trust Documents) than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the LLC Act, control.

2.3 Allocation of Profits and Losses. The profits and losses of the Company shall be allocated among the Unitholders in the same manner as would have been allocated under the Trust Documents among shareholders of the Company if the Conversion had not occurred.

2.4 Rights of Transfer of Units. Unitholders’ rights regarding the transfer of Units shall be the same as the rights of shareholders of the Company under the Trust Documents. If a Unitholder transfers all of its Units in accordance with this Agreement, such person shall cease to be a member of the Company.

2.5 Withdrawal. Except as provided in this section, no Unitholder shall resign or withdraw from the Company. The death, retirement, resignation, expulsion, bankruptcy or dissolution of any Unitholder or the occurrence of any other event that terminates the continued membership of any Unitholder shall not in and of itself cause the Company to be dissolved or its affairs to be wound up, and upon the occurrence of any such event, the Company shall be continued without dissolution. Notwithstanding anything to the contrary in this Agreement, in the event the Company has voted to consolidate or merge with another entity under the provisions of the LLC Act, a Unitholder that objects to such consolidation or merger may, as its exclusive remedy, resign as a member of the Company and receive a cash liquidation preference equal to the market value (which may be greater or less than the net asset value) of such Unitholder’s Units. The market value of common Units shall be determined for all purposes as equal to the closing market price of common shares of the Company on the last day of trading on the New York Stock Exchange immediately preceding the Conversion; the market value of preferred Units shall be calculated as the applicable redemption amount provided for in the Trust Documents; and, in the event of any discrepancy or uncertainty as to calculation, the market value shall be calculated in accordance with such procedures and subject to such terms as the Board of Managers may in its sole discretion determine.

ARTICLE III

Management of the Company

3.1 Board of Managers. The business of the Company shall be managed by its board of managers (the “Board of Managers”), and the persons constituting the Board of Managers shall be the “managers” of the Company for all purposes under the LLC Act. The authority and powers of the Board of Managers shall be the same as the authority and powers of the board of trustees of the Company under the Trust Documents. As of the Effective Date, the persons serving as the board of trustees of the Company immediately prior to the Conversion shall become the members of the Board of Managers upon effectiveness of the Conversion.

3.2 Decisions of the Board of Managers. Decisions of the Board of Managers shall be decisions of the “manager” for all purposes of the LLC Act and shall be carried out by officers or agents of the Company appointed by the Board of Managers in accordance with this Agreement (incorporating the applicable provisions of the Trust Documents). The Board of Managers may adopt such other rules for the conduct of its business as it may from time to time reasonably deem necessary or appropriate.

3.3 Officers. The authority and powers of the officers of the Company shall be the same as the authority and powers of the officers of the Company under the Trust Documents. As of the Effective Date, the persons serving as officers of the Company immediately prior to the Conversion shall remain the officers of the Company upon effectiveness of the Conversion. Officers of the Company shall be appointed and shall serve in the same manner as officers of the Company under the Trust Documents.

3.4 Duty of Care and Indemnification. The duty of care of the Board of Managers or any officer in the discharge or his, her or its duties to the Company shall be as set forth in the Trust Documents with respect to the board of trustees or officers, as applicable, and the indemnification obligations created by this agreement shall be those set forth in the Trust Documents.

ARTICLE IV
Miscellaneous

4.1 Amendments. This terms of this Agreement may be modified, supplemented or otherwise amended only with the consent required to amend the analogous terms under the Trust Documents. To the extent the terms subject to amendment have no analogue in the Trust Documents, such terms may be modified, supplemented or otherwise amended only with the consent of the holders of a majority of each class of the outstanding Units, except as otherwise provided in this Agreement.

4.2 Interpretation. In cases of ambiguity or uncertainty in the interpretation of this Agreement, including the interpretation of its incorporation of the Trust Documents, the Board of Managers shall have the authority to interpret and clarify the meaning of any and all provisions of this Agreement, and any such interpretation made in good faith shall be conclusive and binding as to all parties. The Board of Managers may amend this Agreement to clarify any such ambiguity or uncertainty, without approval of the Unitholders.

4.3 Severability. If any provision of this Agreement is determined by a court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each said provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

4.4 General. This Agreement: (i) shall be binding upon the executors, administrators, estates, heirs, and legal successors of the Unitholders; (ii) shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; and (iii) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The waiver of any of the provisions, terms, or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms, or conditions hereof.

4.5 Counterpart Execution. This Agreement may be executed in two or more counterparts, and by facsimile each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date and year first above written.

PUTNAM MUNICIPAL BOND FUND LLC

By: ________________________

Name:

Title:

IN FURTHER WITNESS WHEREOF, the undersigned, constituting at least a majority of the Board of Managers, and acting on behalf of Unitholders of the Company, have duly executed this Agreement as of the date and year first above written.

———————————————————

Jameson A. Baxter

———————————————————

Charles B. Curtis

———————————————————

Robert J. Darretta

———————————————————

Myra R. Drucker

———————————————————

Charles E. Haldeman, Jr.

———————————————————

John A. Hill

———————————————————

Paul L. Joskow

———————————————————

Elizabeth T. Kennan

———————————————————

Kenneth R. Leibler

———————————————————

Robert E. Patterson

———————————————————

George Putnam, III

———————————————————

W. Thomas Stephens

———————————————————

Richard B. Worley

APPENDIX A

PLAN OF ENTITY CONVERSION OF
PUTNAM INVESTMENT GRADE MUNICIPAL
TRUST TO PUTNAM INVESTMENT GRADE
MUNICIPAL TRUST LLC

Putnam Investment Grade Municipal Trust, a Massachusetts business trust (the “Company” or “Converting Entity”), hereby adopts the following Plan of Entity Conversion, dated as of August __, 2007 (the “Plan”) pursuant to which the Company shall convert (the “Conversion”) into a Massachusetts limited liability company (the “Surviving Company”).

ARTICLE I.
Surviving Company

Section 1.01. Effective upon filing a Certificate of Conversion and Certificate of Organization in substantially the form set forth as Exhibit A and Exhibit B, respectively, the Company, a Massachusetts business trust, shall convert, pursuant to this Plan, into the Surviving Company, a Massachusetts limited liability company, in accordance with the provisions of Mass. Gen. Laws ch. 156C. The name of the Surviving Company shall be Putnam Investment Grade Municipal Trust LLC.

ARTICLE II.
Conditions Precedent to the Conversion

Section 2.01. Shareholder Approval. This Plan shall be deemed approved by shareholders of the Company if a majority of the Company’s common shares of beneficial interest (“Common Shares”) and preferred shares of beneficial interest (“Preferred Shares”) (collectively, Common Shares and Preferred Shares being referred to herein as the “Shares”) outstanding on July 30, 2007 (the “Record Date”), each voting as a separate class, are voted in favor of the Plan at a meeting of Company shareholders called for the purpose of voting on this Plan (such approval of this Plan being referred to herein as “Shareholder Approval”).

ARTICLE III.
Effective Date

Section 3.01. Effective Date. The Conversion Effective Time shall be the time and date specified in the Certificate of Conversion as submitted to the Secretary of The Commonwealth of Massachusetts pursuant to this Plan.

ARTICLE IV.

Manner of Converting Interests in the Company into Units of the Surviving Company Section
4.01. Common and Preferred Shares. The Operating Agreement of the Surviving Company shall authorize the Surviving Company to issue a class of limited liability company interests of the Surviving Company corresponding to each class of Shares authorized under the Company’s by-laws in effect immediately prior to the Conversion (the “LLC Units”). The class of LLC Units corresponding to Common Shares, Preferred Shares designated Remarketed Preferred Shares, Series A (“Preferred A Shares”) and Preferred Shares designated Remarketed Preferred Shares, Series I (“Preferred I Shares”) shall be designated Common Units, Preferred A Units and Preferred I Units, respectively. At the Conversion Effective Time, each Common Share, Preferred A Share and Preferred I Share outstanding shall convert on a one-to-one basis into, and shall from and after such Conversion Effective Time constitute, a Common Unit, Preferred A Unit and Preferred I Unit of the Surviving Company. The LLC Units into which the Shares are converted shall constitute limited liability company interests of the Surviving Company that are fully paid, validly issued and non-assessable.

ARTICLE V.

Organic Documents of the Surviving Company, Officers and Tax Status Section
5.01. Certificate of Organization & Operating Agreement; Officers. Except as otherwise provided in Section 5.02 of this Plan, immediately after consummation of the Conversion, the Certificate of Organization substantially in the form set forth in Exhibit B hereto and the Operating Agreement substantially in the form set forth in Exhibit C hereto, with such changes as are authorized by this Plan, shall be the Certificate of Organization and Operating Agreement of the Surviving Company. The slate of officers of the Surviving Company upon effectiveness of the Conversion shall be the same as that of the Converting Entity immediately prior to the effectiveness of the Conversion.

Section 5.02. Amendment of the Plan. From time to time subsequent to Shareholder Approval and prior to the Conversion Effective Time, the Plan may be amended by the Board of Trustees of the Company, except that subsequent to Shareholder Approval, the Plan shall not be amended by the Board of Trustees of the Company to change:

(a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, or other securities or interests, cash, or other property to be received by holders of the Company Shares; or

(b) any of the other terms or conditions of this Plan if the change would adversely affect any of the holders of the Company Shares in any material respect.

Section 5.03. Tax Status. The Surviving Company will take the steps necessary to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and the Treasury Regulations promulgated thereunder, for qualification as a regulated investment company, will elect to be treated as such and will compute its federal income tax under Section 852 of the Code. The officers of the Surviving Company are hereby severally authorized to make any and all elections under the Code, or the Treasury Regulations promulgated thereunder, that may be required to satisfy the foregoing, including (but not limited to) any election in respect of entity classifi-cation under Treasury Regulation Section 301.7701 -3(c), and the authorization required by Treasury Regulation Section 301.7701 -3(c)(1) and (2).

EXHIBIT A

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place,
Boston, Massachusetts 02108-1512

Certificate of Conversion to a
Limited Liability Company
(General Laws Chapter 156C, Section 69)

(1) The date on which, and jurisdiction in which, the other business entity was first created, incorporated or otherwise came into being and, if it has changed, its jurisdiction immediately prior to the conversion to a domestic limited liability company:

Putnam Investment Grade Municipal Trust was first organized on October 26, 1989 in The Commonwealth of Massachusetts as an unincorporated voluntary association with transferable shares under and by virtue of Mass. Gen. Laws ch. 182. Its jurisdiction has not changed.

(2) The name of the other business entity immediately prior to the filing of the Certificate of Conversion to a Limited Liability Company:

Putnam Investment Grade Municipal Trust

(3) The name of the limited liability company as set forth in its certificate of organization filed in accordance with subsection (b) of Mass. Gen. Laws ch. 156C § 69:

Putnam Investment Grade Municipal Trust LLC

(4) The future effective date of the conversion to a limited liability company if it is not to be effective upon the filing of the Certificate of Conversion to a Limited Liability Company and Certificate of Organization:

_______________________________________

Signed by: _________________________________

on this ____ day of ___________ , 2007

EXHIBIT B

CERTIFICATE OF ORGANIZATION
OF
PUTNAM INVESTMENT GRADE
MUNICIPAL LLC

1. The Federal Employer Identification Number for the limited liability company is: _____________.

2. The name of the limited liability company is Putnam Investment Grade Municipal Trust LLC (the “Limited Liability Company”).

3. The street address of the office of the Limited Liability Company within The Commonwealth of Massachusetts at which its records will be maintained is:

One Post Office Square Boston, Massachusetts 02109

4. The general character of the Limited Liability Company’s business is carrying on the business of an investment company.

5. The Limited Liability Company is not to have a specific date of dissolution.

6. The name and business address of the agent for service of process required to be maintained by M.G.L. Chapter 156C, §5, are:

Beth S. Mazor, Vice President Putnam Investment Grade Municipal Trust LLC One Post Office Square Boston, Massachusetts 02109

7. The managers of the Limited Liability Company are Jameson A. Baxter, Charles B. Curtis, Robert J. Darretta, Myra R. Drucker, Charles E. Haldeman, Jr., John A. Hill, Paul L. Joskow, Elizabeth T. Kennan, Kenneth R. Leibler, Robert E. Patterson, George Putnam, III, W. Thomas Stephens and Richard B. Worley. The business address of each manager is:

Putnam Investment Grade Municipal Trust LLC
One Post Office Square
Boston, Massachusetts 02109

8. In addition to the managers, Charles E. Porter, Jonathan S. Horwitz, Steven D. Krichmar, Janet C. Smith, Robert R. Leveille, Francis J. McNamara, III, Susan G. Malloy, Beth S. Mazor and James P. Pappas are authorized to execute documents to be filed by the Limited Liability Company with the Secretary of The Commonwealth of Massachusetts.

Executed on _______ __, 2007

By:
_____________________

Name:

Authorized Signatory

EXHIBIT C

OPERATING AGREEMENT
OF
PUTNAM INVESTMENT GRADE TRUST LLC

This Operating Agreement (this “Agreement”) of Putnam Investment Grade Municipal Trust LLC (the “Company”) is dated ______ , 2007 (the “Effective Date”) and made effective as of the Effective Date.

WITNESSETH:

WHEREAS, the Company was organized as a Massachusetts business trust on October 26, 1989 and has operated, in accordance with an Agreement and Declaration of Trust (as amended and/or restated prior to the Effective Date, the “Declaration of Trust”) and Bylaws (as amended and/or restated prior to the Effective Date, the “Bylaws” and, together with the Declaration of Trust, the “Trust Documents”) of the Company, as a closed-end investment company registered under the Investment Company Act of 1940, as amended.

WHEREAS, on _______ , 2007, the Company entered into an Agreement and Plan of Merger with Putnam Municipal Opportunities Trust, a Massachusetts business trust (the “Acquiring Fund”), pursuant to which the Company has agreed, subject to certain conditions, to merge with and into the Acquiring Fund pursuant to the Massachusetts Limited Liability Company Act (M.G.L. Ch. 156C, §1 et seq.), as amended and in effect from time to time (the “LLC Act”) (such merger transaction, the “Proposed Merger”).

WHEREAS, one of the conditions precedent to the Proposed Merger is that the Company be converted from a Massachusetts business trust to a Massachusetts limited liability company (the “Conversion”), and that the shareholders of the Company in its business trust form become members of the Company upon conversion to a limited liability company.

WHEREAS, on the Effective Date, and following the affirmative vote of the requisite number of shareholders of the Company in accordance with the Trust Documents, the Company was converted from a business trust to a limited liability company pursuant to the LLC Act, and a Certificate of Entity Conversion and a Certificate of Organization of the Company were filed with the Secretary of the Commonwealth of The Commonwealth of Massachusetts.

WHEREAS, the Unitholders (formerly the shareholders) of the Company, in approving the Conversion, authorized the Board of Managers (formerly the Board of Trustees) of the Company to enter into this Agreement on their behalf in order to provide for the management of the business and affairs of the Company as a limited liability company, the allocation of profits and losses among the Unitholders, the respective rights and obligations of the Unitholders to each other and to the Company, and certain other matters.

NOW, THEREFORE, it is hereby agreed as follows:

ARTICLE I
Organization

1.1 Name. The name of the Company shall be Putnam Investment Grade Municipal Trust LLC or such other name as the Board may choose from time to time.

1.2 Trust Documents. The organization, purpose and operation of the Company shall be as set forth in the Trust Documents, with such changes as are set forth in this Agreement or required under the LLC Act. For avoidance of doubt, it is intended that this Agreement incorporate the provisions of the Trust Documents to the greatest extent practicable and/or permissable under the LLC Act, and that the relationships and structures created by this Agreement as of the Effective Date reflect as closely as practicable those created by the Trust Documents.

1.3 Initial Authorization. The initial authorization to enter into this Agreement as of the Effective Date was provided by the shareholders of the Company in connection with the approval of the Conversion in accordance with the Trust Documents and the LLC Act. Pursuant to such authorization, the Board of Managers (defined below) has the authority to execute this Agreement on behalf of Unitholders (defined below).

ARTICLE II
Units and Unitholders

2.1 Unitholders as of the Effective Date. As of the Effective Date, the persons admitted as members of the Company (the “Unitholders”) shall be those persons holding limited liability company interests (“Units”) issued by the Company, which shall be identical in number and ownership as the shares of beneficial interest issued by the Company immediately prior to the Conversion. The titles and classes of Units as of the Effective Date shall be the same as those of the shares of the Company under the Trust Documents, except that they shall be referred to as “units” rather than as “shares.”

2.2 Rights and Obligations of Unitholders. The rights and obligations of the Unitholders shall be identical to the rights and obligations of shareholders of the Company under the Trust Documents, except as otherwise set forth in this Agreement or required under the LLC Act. To the extent that the rights or obligations of any Unitholder are different by reason of any provision of this Agreement (including as it incorporates the provisions of the Trust Documents) than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the LLC Act, control.

2.3 Allocation of Profits and Losses. The profits and losses of the Company shall be allocated among the Unitholders in the same manner as would have been allocated under the Trust Documents among shareholders of the Company if the Conversion had not occurred.

2.4 Rights of Transfer of Units. Unitholders’ rights regarding the transfer of Units shall be the same as the rights of shareholders of the Company under the Trust Documents. If a Unitholder transfers all of its Units in accordance with this Agreement, such person shall cease to be a member of the Company.

2.5 Withdrawal. Except as provided in this section, no Unitholder shall resign or withdraw from the Company. The death, retirement, resignation, expulsion, bankruptcy or dissolution of any Unitholder or the occurrence of any other event that terminates the continued membership of any Unitholder shall not in and of itself cause the Company to be dissolved or its affairs to be wound up, and upon the occurrence of any such event, the Company shall be continued without dissolution. Notwithstanding anything to the contrary in this Agreement, in the event the Company has voted to consolidate or merge with another entity under the provisions of the LLC Act, a Unitholder that objects to such consolidation or merger may, as its exclusive remedy, resign as a member of the Company and receive a cash liquidation payment equal to the market value (which may be greater or less than the net asset value) of such Unitholder’s Units. The market value of common Units shall be determined for all purposes as equal to the closing market price of the common shares of the Company on the last day of trading on the New York Stock Exchange immediately preceding the Conversion; the market value of preferred Units shall be calculated as the applicable redemption amount provided for in the Trust Documents; and, in the event of any discrepancy or uncertainty as to calculation, the market value shall be calculated in accordance with such procedures and subject to such terms as the Board of Managers may in its sole discretion determine.

ARTICLE III
Management of the Company

3.1 Board of Managers. The business of the Company shall be managed by its board of managers (the “Board of Managers”), and the persons constituting the Board of Managers shall be the “managers” of the Company for all purposes under the LLC Act. The authority and powers of the Board of Managers shall be the same as the authority and powers of the board of trustees of the Company under the Trust Documents. As of the Effective Date, the persons serving as the board of trustees of the Company immediately prior to the Conversion shall become the members of the Board of Managers upon effectiveness of the Conversion.

3.2 Decisions of the Board of Managers. Decisions of the Board of Managers shall be decisions of the “manager” for all purposes of the LLC Act and shall be carried out by officers or agents of the Company appointed by the Board of Managers in accordance with this Agreement (incorporating the applicable provisions of the Trust Documents). The Board of Managers may adopt such other rules for the conduct of its business as it may from time to time reasonably deem necessary or appropriate.

3.3 Officers. The authority and powers of the officers of the Company shall be the same as the authority and powers of the officers of the Company under the Trust Documents. As of the Effective Date, the persons serving as officers of the Company immediately prior to the Conversion shall remain the officers of the Company upon effectiveness of the Conversion. Officers of the Company shall be appointed and shall serve in the same manner as officers of the Company under the Trust Documents.

3.4 Duty of Care and Indemnification. The duty of care of the Board of Managers or any officer in the discharge or his, her or its duties to the Company shall be as set forth in the Trust Documents with respect to the board of trustees or officers, as applicable, and the indemnification obligations created by this agreement shall be those set forth in the Trust Documents.

ARTICLE IV Miscellaneous

4.1 Amendments. This terms of this Agreement may be modified, supplemented or otherwise amended only with the consent required to amend the analogous terms under the Trust Documents. To the extent the terms subject to amendment have no analogue in the Trust Documents, such terms may be modified, supplemented or otherwise amended only with the consent of the holders of a majority of each class of the outstanding Units, except as otherwise provided in this Agreement.

4.2 Interpretation. In cases of ambiguity or uncertainty in the interpretation of this Agreement, including the interpretation of its incorporation of the Trust Documents, the Board of Managers shall have the authority to interpret and clarify the meaning of any and all provisions of this Agreement, and any such interpretation made in good faith shall be conclusive and binding as to all parties. The Board of Managers may amend this Agreement to clarify any such ambiguity or uncertainty without approval of the Unitholders.

4.3 Severability. If any provision of this Agreement is determined by a court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each said provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

4.4 General. This Agreement: (i) shall be binding upon the executors, administrators, estates, heirs, and legal successors of the Unitholders; (ii) shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; and (iii) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The waiver of any of the provisions, terms, or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms, or conditions hereof.

4.5 Counterpart Execution. This Agreement may be executed in two or more counterparts, and by facsimile each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date and year first above written.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST LLC

By:
________________________

Name:

Title:

IN FURTHER WITNESS WHEREOF, the undersigned, constituting at least a majority of the Board of Managers, and acting on behalf of Unitholders of the Company, have duly executed this Agreement as of the date and year first above written.

———————————————————

Jameson A. Baxter

———————————————————

Charles B. Curtis

———————————————————

Robert J. Darretta

———————————————————

Myra R. Drucker

———————————————————

Charles E. Haldeman, Jr.

———————————————————

John A. Hill

———————————————————

Paul L. Joskow

———————————————————

Elizabeth T. Kennan

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Kenneth R. Leibler

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Robert E. Patterson

———————————————————

George Putnam, III

———————————————————

W. Thomas Stephens

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Richard B. Worley

APPENDIX B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (“Agreement”) dated as of August ___, 2007, by and between Putnam Municipal Opportunities Trust, a Massachusetts business trust (“Surviving Fund”), and Putnam Investment Grade Municipal Trust, a Massachusetts business trust that will have completed an entity conversion (the “Conversion”) into a Massachusetts limited liability company prior to the Effective Time (as herein defined) (“Merging Fund”).

WITNESSETH:

WHEREAS, Surviving Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value (“Surviving Fund Common Shares”); 800 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series A, without par value (“Surviving Fund Preferred A Shares”); 1,620 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series B, without par value (“Surviving Fund Preferred B Shares”); and 1,620 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series C, without par value (“Surviving Fund Preferred C Shares,” and together with the Surviving Fund Series A Shares and Surviving Fund Series B Shares, the “Surviving Fund Preferred Shares”);

WHEREAS, the Board of Trustees of Merging Fund has adopted, subject to shareholder approval, the Plan of Conversion in substantially the form attached hereto as Annex I, pursuant to which Merging Fund will convert to a Massachusetts limited liability company with the name Putnam Investment Grade Municipal Trust LLC (the “Plan of Conversion”);

WHEREAS, Merging Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Common Units”); 2,000 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series A, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Preferred A Units”); and 2,000 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series I, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Preferred I Units,” and together with the Merging Fund Preferred A Units, the “Merging Fund Preferred Units”);

WHEREAS, the Board of Trustees of the Merging Fund, to become the Board of Managers of the Merging Fund in connection with the Conversion, and the Board of Trustees of the Surviving Fund deem it advisable and in the best interests of Merging Fund and Surviving Fund, respectively, and their respective shareholders for Merging Fund to merge with and into Surviving Fund (the “Merger”) in accordance with Mass. Gen. Laws ch. 156C and pursuant to this Agreement and the Certificate of Merger substantially in the form attached hereto as Annex II and incorporated herein (the “Certificate of Merger”);

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Merging Fund shall be merged with and into Surviving Fund, which shall be the entity surviving the Merger, and that the terms and conditions of the Merger, the mode of carrying it into effect, and the manner of converting interests of Merging Fund shall be as follows:

ARTICLE I.
The Merger

Section 1.01. Subject to and in accordance with the provisions of this Agreement, the Certificate of Merger shall be executed and acknowledged by each of Surviving Fund and Merging Fund and thereafter delivered to the Secretary of The Commonwealth of Massachusetts by the Surviving Fund for filing, as provided in Mass. Gen. Laws ch. 156C. The Merger shall become effective at such time as the Certificate of Merger are filed by the Secretary of The Commonwealth of Massachusetts or such date, not more than ninety days after submission to the Secretary of The Commonwealth of Massachusetts, as may be specified in the Certificate of Merger (the “Effective Time”). The Effective Time will be as of the next full business day following the Valuation Time (as defined below), unless otherwise mutually agreed by the parties hereto. At the Effective Time, the separate existence of Merging Fund shall cease and Merging Fund shall be merged with and into Surviving Fund (Merging Fund and Surviving Fund being sometimes referred to individually herein as a “Fund” and collectively herein as the “Funds”).

Section 1.02. At the Effective Time, by virtue of the Merger and without any action on the part of Surviving Fund, Merging Fund, or the holders of Merging Fund Common Units or Surviving Fund Common Shares, each Merging Fund Common Unit issued and outstanding immediately prior to the Merger shall be converted into a number of shares of Surviving Fund Common Shares equal to the Merging Fund Exchange Ratio (as defined below), which Surviving Fund Common Shares thereupon shall be issued, fully paid and non-assessable, except as set forth in the Registration Statement (as defined below) (the “Common Merger Shares”). The “Merging Fund Exchange Ratio” shall be equal to a fraction, the numerator of which shall be the net asset value per share of the Surviving Fund Common Shares at the Valuation Time and the denominator of which shall be the net asset value per Merging Fund Common Unit at the Valuation Time. The “Valuation Time” shall be 4:00 p.m. Eastern Time on October 19, 2007 or such other date as mutually agreed by the parties hereto.

Section 1.03. At the Effective Time, by virtue of the Merger and without any action on the part of Surviving Fund, Merging Fund or the holders of Merging Fund Preferred Units or Surviving Fund Preferred Shares, each Merging Fund Preferred Unit issued and outstanding immediately prior to the Merger shall be converted into a number of shares of Surviving Fund Preferred Shares having an aggregate liquidation preference equal to the aggregate liquidation preference of such Merging Fund Preferred Unit at the Valuation Time, which Surviving Fund Preferred Shares thereupon shall be issued, fully paid and non-assessable, except as set forth in the Registration Statement (as defined below) (the “Preferred Merger Shares,” and together with the Common Merger Shares, the “Merger Shares”). Holders of Merging Fund Preferred A Units will receive four Surviving Fund Preferred C Shares for each Merging Fund Preferred A Unit they hold at the Valuation Time. No Merging Fund Preferred I Units are outstanding and no Merging Fund Preferred I Units will be outstanding at the Valuation Time; therefore, no Surviving Fund Preferred Shares will be exchanged for Merging Fund Preferred I Units.

Section 1.04. On the next full business day following the Valuation Time or otherwise as promptly as practicable after the Valuation Time, an account on the share records of the Surviving Fund will be established in the name of each record holder of the Merging Fund as of the Effective Time representing the number of full and fractional Merger Shares due the shareholder.

ARTICLE II.
Representations and Warranties of Surviving Fund

Section 2.01. Surviving Fund represents and warrants to and agrees with Merging Fund that:

(a) Surviving Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement. Surviving Fund is not required to qualify as a foreign association in any jurisdiction. Surviving Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Surviving Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Surviving Fund for the fiscal year ended April 30, 2007, audited by PricewaterhouseCoopers LLP, the Surviving Fund’s independent registered public accounting firm, have been furnished to Merging Fund. The statement of assets and liabilities and the schedule of investments fairly present the financial position of Surviving Fund as of the date thereof, and the statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Surviving Fund, threatened against Surviving Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Surviving Fund, other than as have been disclosed in the Registration Statement (as defined below) or otherwise disclosed in writing to Merging Fund.

(e) Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2007 and those incurred in the ordinary course of Surviving Fund’s business as an investment company since that date.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(g) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Surviving Fund on Form N-14 relating to the Merger Shares and the proxy statement of Surviving Fund and Merging Fund included therein (the “Proxy Statement”), as of the effective date of the Registration Statement, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 6.01 and at the Effective Time, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Merging Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(h) There are no material contracts outstanding to which Surviving Fund is a party, other than as disclosed in the Registration Statement.

(i) All of the issued and outstanding shares of bene-ficial interest of Surviving Fund have been offered for sale and sold in material conformity with all applicable federal securities laws.

(j) Surviving Fund is and will at all times through the Effective Time qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(k) Surviving Fund has filed or will file all federal and state tax returns which, to the knowledge of Surviving Fund’s officers, are required to be filed by Surviving Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Surviving Fund. All tax liabilities of Surviving Fund have been adequately provided for on its books, and to the knowledge of Surviving Fund, no tax deficiency or liability of Surviving Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Surviving Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) The conversion of Merging Fund Common Units and Merging Fund Preferred Units to the Common Merger Shares and Preferred Merger Shares, respectively, pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by Surviving Fund (except as set forth in the Registration Statement), and no shareholder of Surviving Fund will have any preemptive right of subscription or purchase in respect thereof.

ARTICLE III.
Representations and Warranties of Merging Fund

Section 3.01. Merging Fund represents and warrants to and agrees with Surviving Fund that:

(a) Merging Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement and will take the steps necessary to convert into a limited liability company under the applicable provisions in Mass. Gen. Laws ch. 156C prior to the Effective Time. As of the Effective Time, Merging Fund will be a limited liability company duly established and validly existing under the laws of The Commonwealth of Massachusetts. Merging Fund is not required to qualify as a foreign association in any jurisdiction. Merging Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Merging Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the fiscal year ended November 30, 2006, audited by KPMG LLP, the Merging Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market value) of Merging Fund for the six-months ended May 31, 2007, have been furnished to Surviving Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Merging Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Merging Fund, threatened against Merging Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Merging Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Surviving Fund.

(e) Merging Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of May 31, 2007 and those incurred in the ordinary course of Merging Fund’s business as an investment company since such date. Before the Effective Time, Merging Fund will advise Surviving Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to May 31, 2007, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g) The Registration Statement, the Prospectus and the Proxy Statement, as of the effective date of the Registration Statement and insofar as they do not relate to Surviving Fund (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholder meeting referred to in Section 6.01 below and on the Effective Time, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Merging Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, as such Registration Statement, Prospectus and Proxy Statement shall have been furnished to Merging Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(h) All of the issued shares of beneficial interest of Merging Fund that will be converted into Merging Fund Common Units and Merging Fund Preferred Units prior to the Effective Time have been offered for sale and sold in material conformity with all applicable federal securities laws.

(i) Merging Fund is and will at all times through the Effective Time qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(j) Merging Fund has filed or will file all federal and state tax returns which, to the knowledge of Merging Fund’s officers, are required to be filed by Merging Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Merging Fund. All tax liabilities of Merging Fund have been adequately provided for on its books, and to the knowledge of Merging Fund, no tax deficiency or liability of Merging Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Merging Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k) At both the Valuation Time and the Effective Time, Merging Fund will have full right, power and authority to merge with Surviving Fund pursuant to this Agreement. At the Effective Time, the property and liabilities of the Merging Fund will vest in the Surviving Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except as previously disclosed to Surviving Fund by Merging Fund). As used in this Agreement, the term “Investments” means Merging Fund’s investments shown on the schedule of its investments as of May 31, 2007 referred to in Section 3.01(c) hereof, as supplemented with such changes as Merging Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(l) No registration under the 1933 Act of any of the Investments would be required if they were, as of the Effective Time, the subject of a public distribution by either of Surviving Fund or Merging Fund, except as previously disclosed to Surviving Fund by Merging Fund.

ARTICLE IV.
Exchange of Shares

Section 4.01. Shareholders of certificated Merging Fund Common Units will receive certificates representing the number of Common Merger Shares due the shareholder upon surrender of their Merging Fund certificates (“Certificates”) in accordance with this Agreement. Shareholders of Merging Fund who do not surrender their Certificates by the Valuation Time will not be permitted to receive cash dividends or other distributions, transfer any Common Merger Shares or pledge any Common Merger Shares until such Certificates have been surrendered, or, in the case of lost Certificates, until an adequate surety bond has been posted. If the Common Merger Shares are to be issued to any person other than the person in whose name the Certificate(s) so surrendered in exchange therefore are registered, it shall be a condition to such exchange that the Certificate(s) so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Fund any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the Certificate(s) surrendered, or shall establish to the reasonable satisfaction of the Surviving Fund that such tax has been paid or is not applicable.

Section 4.02. With respect to uncertificated Merging Fund Common Units and Merging Fund Preferred Units, the record owner of such limited liability company interests on the books and records of the Fund’s transfer agent as of the Valuation Time shall be entitled to receive on the Effective Time Preferred Common Shares and Preferred Merger Shares, respectively, in accordance with this Agreement.

ARTICLE V.
Expenses, Fees, etc.

Section 5.01. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Merging Fund and Surviving Fund of the transactions contemplated by this Agreement will be allocated ratably between Merging Fund and Surviving Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation for each Fund will be borne by that Fund (except the costs of SEC filings, will be borne by Surviving Fund only), and (ii) the costs of repositioning the portfolio of Merging Fund to reflect the investment policies of Surviving Fund incurred prior to the Effective Time shall be borne by Merging Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of Surviving Fund or Merging Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

Section 5.02. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Surviving Fund’s being either unwilling or unable to go forward (other than by reason of the non-fulfill-ment or failure of any condition to Surviving Fund’s obligations referred to in Article VII) or (ii) the non-ful-fillment or failure of any condition to Merging Fund’s obligations referred to in Article VIII, Surviving Fund will pay directly all reasonable fees and expenses incurred by Merging Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

Section 5.03. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Merging Fund’s being either unwilling or unable to go forward (other than by reason of the non-fulfill-ment or failure of any condition to Merging Fund’s obligations referred to in Article VIII) or (ii) the non-fulfillment or failure of any condition to Surviving Fund’s obligations referred to in Article VII, Merging Fund will pay directly all reasonable fees and expenses incurred by Surviving Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

Section 5.04. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Surviving Fund’s or Merging Fund’s being either unwilling or unable to go forward or (ii) the non-fulfillment or failure of any condition to Surviving Fund’s or Merging Fund’s obligations referred to in Article VII or Article VIII of this Agreement, then each of Surviving Fund and Merging Fund will bear all of its own expenses incurred in connection with such transactions.

Section 5.05. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

ARTICLE VI.
Meeting of Shareholders

Section 6.01. Each of Surviving Fund and Merging Fund agrees to hold a meeting of its shareholders as soon as is advisable in the discretion of the applicable Fund’s Board of Trustees after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

Section 6.02. Surviving Fund has, after the preparation and delivery to it by Merging Fund of a preliminary version of the Proxy Statement which was satisfactory to Surviving Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Merging Fund and Surviving Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

ARTICLE VII.
Conditions to Surviving Fund’s Obligations

Section 7.01. The obligations of Surviving Fund hereunder are subject to the following conditions: (a) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund (including a majority of those Trustees who are not “interested persons” of Merging Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding limited liability company interests of Merging Fund entitled to vote on the Merger, each class voting separately, (iii) at least two-thirds of the Trustees of Surviving Fund (including a majority of those Trustees who are not “interested persons” of Surviving Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) holders of a majority of the outstanding shares of Surviving Fund entitled to vote on the Merger, voting together.

(b) That Merging Fund will have furnished to Surviving Fund a statement of Merging Fund’s net assets, with values determined as provided in Section 1.02 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Merging Fund’s behalf by Merging Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Merging Fund since May 31, 2007 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Merging Fund or changes due to dividends paid or losses from operations.

(c) That Merging Fund will have furnished to Surviving Fund a statement, dated as of the Effective Time, signed on behalf of Merging Fund by Merging Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Merging Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Merging Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(d) That Merging Fund will have delivered to Surviving Fund an agreed upon procedures letter from KPMG LLP dated as of the Effective Time, setting forth findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertions that Merging Fund, (i) for the taxable period from November 30, 2006 to the Effective Time, qualified as a regulated investment company under the Code, (ii) as of the Effective Time, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Effective Time, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time, in form satisfactory to Surviving Fund, to the effect that (i) Merging Fund is a limited liability company duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Merging Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Surviving Fund, is a valid and binding obligation of Merging Fund, (iii) Merging Fund has power to merge with the Surviving Fund as contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the property and liabilities of the Merging Fund will be vested in Surviving Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Merging Fund’s Certificate of Organization or Operating Agreement or any provision of any agreement known to such counsel to which Merging Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Merging Fund’s Certificate of Organization, Operating Agreement, prospectus or the Registration Statement, such counsel may rely upon a certificate of an officer of Merging Fund, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Surviving Fund may reasonably deem necessary or desirable.

(g) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the vesting of all of the property and liabilities of the Merging Fund in the Surviving Fund, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Surviving Fund or its shareholders upon vesting of the Investments in Surviving Fund pursuant to this Agreement, (iii) the basis to Surviving Fund of the Investments will be the same as the basis of the Investments in the hands of Merging Fund immediately prior to the merger, (iv) Surviving Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by Merging Fund and (v) Surviving Fund will succeed to and take into account the items of Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That the property of Merging Fund to be vested in Surviving Fund pursuant to the Merger will include no assets which Surviving Fund, by reason of charter limitations or investment restrictions disclosed in the Registration Statement in effect on the Effective Time, may not properly hold.

(i) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Surviving Fund will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That all actions taken by or on behalf of Merging Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Surviving Fund and Ropes & Gray LLP.

(l) That, before the Effective Time, Merging Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Merging Fund (i) all of the excess of (X) Merging Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Merging Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Merging Fund’s investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after November 30, 2006, and on or prior to the Effective Time (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after November 30, 2006, and on or prior to the Effective Time.

(m) That Merging Fund’s custodian will have delivered to Surviving Fund a certificate identifying all of the assets of Merging Fund held by such custodian as of the Valuation Time.

(n) That Merging Fund’s transfer agent will have provided to Surviving Fund (i) the originals or true copies of all of the records of Merging Fund in the possession of such transfer agent as of the Effective Time, (ii) a certificate setting forth the number of shares of Merging Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest that will have been converted into Merging Fund Common Units and Merging Fund Preferred Units will have been offered for sale and sold in material conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Merging Fund or its transfer agent by Surviving Fund or its agents will have revealed otherwise, either (i) Merging Fund will have taken all actions that in the opinion of Surviving Fund or its counsel are necessary to remedy any prior failure on the part of Merging Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Merging Fund will have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Surviving Fund in amounts sufficient and upon terms satisfactory, in the opinion of Surviving Fund or its counsel, to indemnify Surviving Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Merging Fund to have offered and sold such shares in conformity with such laws.

(p) That Surviving Fund will have received from KPMG LLP an agreed upon procedures letter addressed to Surviving Fund dated as of the Effective Time satisfactory in form and substance to Surviving Fund setting forth the find-ings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertion that as of the Valuation Time the value of the assets of Merging Fund to be vested in Surviving Fund has been determined in accordance with the provisions of Article 10, Section 5 of Surviving Fund’s Bylaws pursuant to the procedures customarily utilized by Surviving Fund in valuing its assets and issuing its shares.

(q) That Merging Fund will have executed and delivered to Surviving Fund a Certificate of Merger pursuant to which all of the property and liabilities of Merging Fund will be vested in Surviving Fund.

(r) That Standard & Poor’s Ratings Group and Moody’s Investor Service, Inc. shall have advised Surviving Fund that the consummation of the transactions described in this Agreement will not result in the withdrawal of their current ratings of Surviving Fund’s outstanding Surviving Fund Preferred Shares.

(s) That the authorization, creation and issuance of the Preferred Merger Shares shall have been approved by holders of a majority of Surviving Fund’s outstanding preferred shares.

(t) That the Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

ARTICLE VIII.
Conditions to the Merging Fund’s Obligations

Section 8.01. The obligations of Merging Fund hereunder will be subject to the following conditions:

(a) That a Plan of Conversion substantially in the form set forth as Annex I will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Conversion, each voting separately as a class.

(b) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund (including a majority of those Trustees who are not “interested persons” of Merging Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding limited liability company interests of Merging Fund entitled to vote on the Merger, each class voting separately, (iii) at least two-thirds of the Trustees of Surviving Fund (including a majority of those Trustees who are not “interested persons” of Surviving Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) holders of a majority of the outstanding shares of Surviving Fund entitled to vote on the Merger, voting together.

(c) That Surviving Fund will have furnished to Merging Fund a statement of Surviving Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 1.02 of this Agreement, all as of the Valuation Time, certified on behalf of Surviving Fund by Surviving Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Time there has been no material adverse change in the financial position of Surviving Fund since April 30, 2007, other than changes in its portfolio securities since that date, changes due to net sales or net redemptions, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d) That Surviving Fund will have furnished to Merging Fund a statement, dated the Effective Time, signed on behalf of Surviving Fund by Surviving Fund’s President (or any Executive Vice President Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Surviving Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Merging Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Merging Fund and dated as of the Effective Time, to the effect that (i) Surviving Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Surviving Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Merging Fund, is a valid and binding obligation of Surviving Fund, (iii) the Merger Shares are duly authorized and upon conversion will be validly issued and will be fully paid and non-assessable (except as set forth in the Registration Statement) by Surviving Fund and no shareholder of Surviving Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Surviving Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Surviving Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Surviving Fund’s Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an officer of Surviving Fund whose responsibility it is to advise Surviving Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Merging Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the vesting in Surviving Fund of all of the property and liabilities of Merging Fund pursuant to the Certificate of Merger, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Merging Fund upon the vesting of the Investments in Surviving Fund, (iii) no gain or loss will be recognized by the Merging Fund shareholders on the conversion of their shares of the Merging Fund into Merger Shares, (iv) the aggregate basis of the Merger Shares a Merging Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of the Merging Fund shares he or she held immediately prior to the merger and (v) a Merging Fund shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held Merging Fund shares that were converted into such Merger Shares, provided that the shareholder held Merging Fund’s shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all actions taken by or on behalf of Surviving Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Merging Fund and Ropes & Gray LLP.

(i) That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Merging Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That Merging Fund shall have been advised by Standard & Poor’s and Moody’s Investors Services, Inc. that the Preferred Merger Shares will be rated AAA and “Aaa,” respectively.

(l) That the Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

ARTICLE IX.
Indemnification

Section 9.01. Merging Fund will indemnify and hold harmless, out of the assets of Merging Fund but no other assets, Surviving Fund, its trustees and its offi-cers (for purposes of this section, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Merging Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Merging Fund required to be stated therein or necessary to make the statements relating to Merging Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Merging Fund. The Indemnified Parties will notify Merging Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.01. Merging Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.01, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Merging Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Merging Fund’s obligation under this Section 9.01 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Merging Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.01 without the necessity of the Indemnified Parties’ first paying the same.

Section 9.02. Surviving Fund will indemnify and hold harmless, out of the assets of Surviving Fund but no other assets, Merging Fund, its trustees and its officers (for purposes of this section, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Surviving Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Surviving Fund required to be stated therein or necessary to make the statements relating to Surviving Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Surviving Fund. The Indemnified Parties will notify Surviving Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.02. Surviving Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.02, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Surviving Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Surviving Fund’s obligation under this Section 9.02 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Surviving Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.02 without the necessity of the Indemnified Parties’ first paying the same.

ARTICLE X.
No Broker

Section 10.01. Each of Merging Fund and Surviving Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XI.
Rule 145

Section 11.01. Pursuant to Rule 145 under the 1933 Act, Surviving Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificates issued to such person a legend as follows:

“THE SHARES REPRESENTED BY THIS CER-
TIFICATE WERE ISSUED IN A TRANSACTION
TO WHICH RULE 145 UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, APPLIES. THE
SHARES REPRESENTED BY THIS CERTIFI-
CATE MAY ONLY BE TRANSFERRED IN
ACCORDANCE WITH SUCH RULE.”

and, further, Surviving Fund will issue stop transfer instructions to Surviving Fund’s transfer agent with respect to such shares. Merging Fund will provide Surviving Fund on the Effective Time with the name of any Merging Fund shareholder who is to the knowledge of Merging Fund an affiliate of Merging Fund on such date.

ARTICLE XII.
Covenants, Etc. Deemed Material

Section 12.01. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

ARTICLE XIII.
Sole Agreement

Section 13.01. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and will be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

ARTICLE XIV.
Agreement and Declaration of Trust

Section 14.01. Copies of the Agreements and Declaration of Trust, as amended, of Surviving Fund and Merging Fund (prior to the Conversion) are on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each of Surviving Fund and Merging Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Surviving Fund or Merging Fund individually but are binding only upon the assets and property of Surviving Fund and Merging Fund, respectively.

ARTICLE XV.
Amendment and Termination

Section 15.01. The parties hereto by mutual consent of their respective Boards of Trustees and Managers, as applicable, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time, including after it is approved by shareholders of the Merging Fund or Surviving Fund, to the extent permitted by applicable law.

Section 15.02. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of the Merging Fund, by action of the Board of Managers or Board of Trustees of either Fund, as applicable, if the applicable Board for such Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Fund or its shareholders.

ARTICLE XVI.
Effective Time of the Merger

Section 16.01. Subject to the authority to terminate this Agreement as set forth in Section 16.02 hereof, each Fund shall do all such acts and things as shall be necessary or desirable in order to make the Effective Time occur on October 22, 2007 or such other date as mutually agreed by the Funds.

ARTICLE XVII.
Miscellaneous

Section 17.01. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Surviving Fund and Merging Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Managers and Trustees, as applicable, have each caused this Agreement and Plan of Merger to be executed as of the date first written above by its President or Executive Vice President or Treasurer or Associate Treasurer or Assistant Treasurer.

PUTNAM MUNICIPAL
OPPORTUNITIES TRUST

By: _____________________________

Name:

Title:

PUTNAM INVESTMENT GRADE
MUNICIPAL TRUST

By: _____________________________

Name:

Title:

Annex I: Form of Plan of
Entity Conversion

See Appendix A

Annex II: Form of Certificate
of Merger

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place,
Boston, Massachusetts 02108-1512

Certificate of Merger
(General Laws Chapter 156C, Section 61)

(1) Exact name of each limited liability company or other entity involved in the merger and jurisdiction of formation or organization:

Putnam Investment Grade Municipal
Trust LLC, a Massachusetts limited
liability company

Putnam Municipal Opportunities Trust,
a Massachusetts business trust

(2) An Agreement and Plan of Merger between Putnam Investment Grade Municipal Trust LLC and Putnam Municipal Opportunities Trust (the “Plan of Merger”) has been approved and executed by each of Putnam Investment Grade Municipal Trust LLC and Putnam Municipal Opportunities Trust.

(3) Exact name of the surviving entity: Putnam Municipal Opportunities Trust

(4) The future effective date or time of the merger if not effective upon the filing of the Certificate of Merger with the office of the Secretary of the Commonwealth: ________________.

(5) The Plan of Merger is on file at the offices of Putnam Municipal Opportunities Trust, One Post Office Square, Boston, Massachusetts 02109.

(6) A copy of the Plan of Merger will be furnished by Putnam Municipal Opportunities Trust, upon request and without cost, to any member of Putnam Investment Grade Municipal Trust LLC or any person holding an interest in Putnam Municipal Opportunities Trust.

Executed on _______ __, 2007

By: _____________________

Name:

Authorized Signatory

APPENDIX B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (“Agreement”) dated as of August __, 2007, by and between Putnam Municipal Opportunities Trust, a Massachusetts business trust (“Surviving Fund”), and Putnam Municipal Bond Fund, a Massachusetts business trust that will have completed an entity conversion (the “Conversion”) into a Massachusetts limited liability company prior to the Effective Time (as herein defined) (“Merging Fund”).

WITNESSETH:

WHEREAS, Surviving Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value (“Surviving Fund Common Shares”); (b) 800 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series A, without par value (“Surviving Fund Preferred A Shares”); 1,620 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series B, without par value (“Surviving Fund Preferred B Shares”); and 1,620 preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series C, without par value (“Surviving Fund Preferred C Shares,” and together with the Surviving Fund Preferred A Shares and Surviving Fund Preferred B Shares, the “Surviving Fund Preferred Shares”);

WHEREAS, the Board of Trustees of Merging Fund has adopted, subject to shareholder approval, the Plan of Conversion in substantially the form attached hereto as Annex I, pursuant to which Merging Fund will convert to a Massachusetts limited liability company with the name Putnam Municipal Bond Fund LLC (the “Plan of Conversion”);

WHEREAS, Merging Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Common Units”); 2,920 preferred shares of beneficial interest, designated Auction Rate Municipal Preferred Shares, Series A, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Preferred A Units”); and 2,400 preferred shares of beneficial interest, designated Auction Rate Municipal Preferred Shares, Series B, without par value, which will be converted on a one-to-one basis into a class of limited liability company interests of Merging Fund in connection with the Conversion (referred to herein as “Merging Fund Preferred B Units,” and together with the Merging Fund Preferred A Units, the “Merging Fund Preferred Units”);

WHEREAS, the Board of Trustees of the Merging Fund, to become the Board of Managers of the Merging Fund in connection with the Conversion, and the Board of Trustees of the Surviving Fund deem it advisable and in the best interests of Merging Fund and Surviving Fund, respectively, and their respective shareholders for Merging Fund to merge with and into Surviving Fund (the “Merger”) in accordance with Mass. Gen. Laws ch. 156C and pursuant to this Agreement and the Certificate of Merger substantially in the form attached hereto as Annex II and incorporated herein (the “Certificate of Merger”);

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Merging Fund shall be merged with and into Surviving Fund, which shall be the entity surviving the Merger, and that the terms and conditions of the Merger, the mode of carrying it into effect, and the manner of converting interests of Merging Fund shall be as follows:

ARTICLE I. The Merger

Section 1.01. Subject to and in accordance with the provisions of this Agreement, the Certificate of Merger shall be executed and acknowledged by each of Surviving Fund and Merging Fund and thereafter delivered to the Secretary of The Commonwealth of Massachusetts by the Surviving Fund for filing, as provided in Mass Gen. Laws ch. 156C. The Merger shall become effective at such time as the Certificate of Merger are filed by the Secretary of The Commonwealth of Massachusetts or such date, not more than ninety days after submission to the Secretary of The Commonwealth of Massachusetts, as may be specified in the Certificate of Merger (the “Effective Time”). The Effective Time will be as of the next full business day following the Valuation Time (as defined below), unless otherwise mutually agreed by the parties hereto. At the

Effective Time, the separate existence of Merging Fund shall cease and Merging Fund shall be merged with and into Surviving Fund (Merging Fund and Surviving Fund being sometimes referred to individually herein as a “Fund” and collectively herein as the “Funds”).

Section 1.02. At the Effective Time, by virtue of the Merger and without any action on the part of the Funds or the holders of Merging Fund Common Units or Surviving Fund Common Shares, each Merging Fund Common Unit issued and outstanding immediately prior to the Merger shall be converted into a number of shares of Surviving Fund Common Shares equal to the Merging Fund Exchange Ratio (as defined below), which Surviving Fund Common Shares thereupon shall be issued, fully paid and non-assessable, except as set forth in the Registration Statement (as defined below) (the “Common Merger Shares”). The “Merging Fund Exchange Ratio” shall be equal to a fraction, the numerator of which shall be the net asset value per share of the Surviving Fund Common Shares at the Valuation Time and the denominator of which shall be the net asset value per Merging Fund Common Unit at the Valuation Time. The “Valuation Time” shall be 4:00 p.m. Eastern Time on October 19, 2007 or such other date as mutually agreed by the parties hereto.

Section 1.03. At the Effective Time, by virtue of the Merger and without any action on the part of the Funds or the holders of Merging Fund Preferred Units or Surviving Fund Preferred Shares, each Merging Fund Preferred Unit issued and outstanding immediately prior to the Merger shall be converted into a number of shares of Surviving Fund Preferred Shares having an aggregate liquidation preference equal to the aggregate liquidation preference of such Merging Fund Preferred Unit at the Valuation Time, which Surviving Fund Preferred Shares shall be issued, fully paid and non-assessable (the “Preferred Merger Shares,” and together with the Common Merger Shares, the “Merger Shares”).

Holders of Merging Fund Preferred A Units will receive one Surviving Fund Preferred A Share for each Merging Fund Preferred A Units they hold at the Valuation Time. Holders of Merging Fund Preferred B Units will receive one Surviving Fund Preferred B Share for each Merging Fund Preferred B Unit they hold at Valuation Time.

Section 1.04. On the next full business day following the Valuation Time or otherwise as promptly as practicable after the Valuation Time, an account on the share records of the Surviving Fund will be established in the name of each record holder of the Merging Fund as of the Effective Time representing the number of full and fractional Merger Shares due the shareholder.

ARTICLE II.
Representations and Warranties of Surviving Fund

Section 2.01. Surviving Fund represents and warrants to and agrees with Merging Fund that:

(a) Surviving Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement.

Surviving Fund is not required to qualify as a foreign association in any jurisdiction. Surviving Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Surviving Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Surviving Fund for the fiscal year ended April 30, 2007, audited by PricewaterhouseCoopers LLP, the Surviving Fund’s independent registered public accounting firm, have been furnished to Merging Fund. The statement of assets and liabilities and the schedule of investments fairly present the financial position of Surviving Fund as of the date thereof, and the statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Surviving Fund, threatened against Surviving Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Surviving Fund, other than as have been disclosed in the Registration Statement (as defined below) or otherwise disclosed in writing to Merging Fund.

(e) Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2007 and those incurred in the ordinary course of

Surviving Fund’s business as an investment company since that date.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(g) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Surviving Fund on Form N-14 relating to the Merger Shares issuable hereunder, the proxy statement of Merging Fund and Surviving Fund included therein (the “Proxy Statement”), as of the effective date of the Registration Statement, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 6.01 and at the Effective Time, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Merging Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(h) There are no material contracts outstanding to which Surviving Fund is a party, other than as disclosed in the Registration Statement.

(i) All of the issued and outstanding shares of beneficial interest of Surviving Fund have been offered for sale and sold in material conformity with all applicable federal securities laws.

(j) Surviving Fund is and will at all times through the Effective Time qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(k) Surviving Fund has filed or will file all federal and state tax returns which, to the knowledge of Surviving Fund’s officers, are required to be filed by Surviving Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Surviving Fund. All tax liabilities of Surviving Fund have been adequately provided for on its books, and to the knowledge of Surviving Fund, no tax deficiency or liability of Surviving Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Surviving Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) The conversion of Merging Fund Common Units and Merging Fund Preferred Units to the Common Merger Shares and Preferred Merger Shares, respectively, pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by Surviving Fund (except as set forth in the Registration Statement), and no shareholder of Surviving Fund will have any preemptive right of subscription or purchase in respect thereof.

ARTICLE III.
Representations and Warranties of Merging Fund

Section 3.01. Merging Fund represents and warrants to and agrees with Surviving Fund that:

(a) Merging Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement and will take the steps necessary to convert into a limited liability under the applicable provisions in Mass. Gen. Laws ch. 156C prior to the Effective Time. As of the Effective Time, Merging Fund will be a limited liability company duly established and validly existing under the laws of The Commonwealth of Massachusetts. Merging Fund is not required to qualify as a foreign association in any jurisdiction. Merging Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Merging Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the fiscal year ended April 30, 2007, audited by PricewaterhouseCoopers LLP, the Merging Fund’s independent registered public accounting firm, have been furnished to Surviving Fund. The statement of assets and liabilities and the schedule of investments fairly present the financial position of Merging Fund as of the date thereof, and the statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Merging Fund, threatened against Merging Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Merging Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Surviving Fund.

(e) Merging Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2007 and those incurred in the ordinary course of Merging Fund’s business as an investment company since such date. Before the Effective Time, Merging Fund will advise Surviving Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to April 30, 2007, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g) The Registration Statement, the Prospectus and the Proxy Statement, as of the effective date of the Registration Statement and insofar as they do not relate to Surviving Fund (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholder meeting referred to in Section 6.01 below and on the Effective Time, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Merging Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, as such Registration Statement, Prospectus and Proxy Statement shall have been furnished to Merging Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(h) All of the issued shares of beneficial interest of Merging Fund that will be converted into Merging Fund Common Units and Merging Fund Preferred Units prior to the Effective Time have been offered for sale and sold in material conformity with all applicable federal securities laws.

(i) Merging Fund is and will at all times through the Effective Time qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(j) Merging Fund has filed or will file all federal and state tax returns which, to the knowledge of Merging Fund’s officers, are required to be filed by Merging Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Merging Fund. All tax liabilities of Merging Fund have been adequately provided for on its books, and to the knowledge of Merging Fund, no tax deficiency or liability of Merging Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Merging Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k) At both the Valuation Time and the Effective Time, Merging Fund will have full right, power and authority to merge with Surviving Fund pursuant to this Agreement. At the Effective Time, the property and liabilities of the Merging Fund will vest in the Surviving Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except as previously disclosed to Surviving Fund by Merging Fund). As used in this Agreement, the term “Investments” means Merging Fund’s investments shown on the schedule of its investments as of April 30, 2007 referred to in Section 3.01(c) hereof, as supplemented with such changes as Merging Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(l) No registration under the 1933 Act of any of the Investments would be required if they were, as of the Effective Time, the subject of a public distribution by either of Surviving Fund or Merging Fund, except as previously disclosed to Surviving Fund by Merging Fund.

ARTICLE IV.
Exchange of Shares

Section 4.01. Shareholders of certificated Merging Fund Common Units will receive certificates representing the number of Common Merger Shares due the shareholder upon surrender of their Merging Fund certificates (“Certificates”) in accordance with this Agreement. Shareholders of Merging Fund who do not surrender their Certificates by the Valuation Time will not be permitted to receive cash dividends or other distributions, transfer any Common Merger Shares or pledge any Common Merger Shares until such Certificates have been surrendered, or, in the case of lost Certificates, until an adequate surety bond has been posted. If the Common Merger Shares are to be issued to any person other than the person in whose name the Certificate(s) so surrendered in exchange therefore are registered, it shall be a condition to such exchange that the Certificate(s) so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Fund any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the Certificate(s) surrendered, or shall establish to the reasonable satisfaction of the Surviving Fund that such tax has been paid or is not applicable.

Section 4.02. With respect to uncertificated Merging Fund Common Units and Merging Fund Preferred Units, the record owner of such limited liability company interests on the books and records of the Fund’s transfer agent as of the Valuation Time shall be entitled to receive on the Effective Time Preferred Common Shares and Preferred Merger Shares, respectively, in accordance with this Agreement.

ARTICLE V.
Expenses, Fees, Etc.

Section 5.01. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Merging Fund and Surviving Fund of the transactions contemplated by this Agreement will be allocated ratably between Merging Fund and Surviving Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation for each Fund will be borne by that Fund (except the costs of SEC filings will be borne by Surviving Fund only), and (ii) the costs of repositioning the portfolio of Merging Fund to reflect the investment policies of Surviving Fund incurred prior to the Effective

Time shall be borne by Merging Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of Surviving Fund or Merging Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

Section 5.02. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Surviving Fund’s being either unwilling or unable to go forward (other than by reason of the non-fulfill-ment or failure of any condition to Surviving Fund’s obligations referred to in Article VII) or (ii) the non-fulfillment or failure of any condition to Merging Fund’s obligations referred to in Article VIII, Surviving Fund will pay directly all reasonable fees and expenses incurred by Merging Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

Section 5.03. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Merging Fund’s being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Merging Fund’s obligations referred to in Article VIII) or (ii) the non-fulfillment or failure of any condition to Surviving Fund’s obligations referred to in Article VII, Merging Fund will pay directly all reasonable fees and expenses incurred by Surviving Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

Section 5.04. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Surviving Fund’s or Merging Fund’s being either unwilling or unable to go forward or (ii) the non-fulfillment or failure of any condition to Surviving Fund’s or Merging Fund’s obligations referred to in Article VII or Article VIII of this Agreement, then each of Surviving Fund and Merging Fund will bear all of its own expenses incurred in connection with such transactions.

Section 5.05. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

ARTICLE VI.
Meeting of Shareholders

Section 6.01. Each of Surviving Fund and Merging Fund agrees to call a meeting of its shareholders as soon as is advisable in the discretion of the applicable Fund’s Board of Trustees after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

Section 6.02. Surviving Fund has, after the preparation and delivery to it by Merging Fund of a preliminary version of the Proxy Statement which was satisfactory to Surviving Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Merging Fund and Surviving Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

ARTICLE VII.
Conditions to Surviving Fund’s Obligations

Section 7.01. The obligations of Surviving Fund hereunder are subject to the following conditions: (a) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund (including a majority of those Trustees who are not “interested persons” of Merging Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding limited liability company interests of Merging Fund entitled to vote on the Merger, each class voting separately, (iii) at least two-thirds of the Trustees of Surviving Fund (including a majority of those Trustees who are not “interested persons” of Surviving Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) holders of a majority of the outstanding shares of Surviving Fund entitled to vote on the Merger, voting together.

(b) That Merging Fund will have furnished to Surviving Fund a statement of Merging Fund’s net assets, with values determined as provided in Section 1.02 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Merging Fund’s behalf by Merging Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Merging Fund since April 30, 2007 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Merging Fund or changes due to dividends paid or losses from operations.

(c) That Merging Fund will have furnished to Surviving Fund a statement, dated as of the Effective Time, signed on behalf of Merging Fund by Merging Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Merging Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Merging Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(d) That Merging Fund will have delivered to Surviving Fund an agreed upon procedures letter from PricewaterhouseCoopers LLP dated as of the Effective Time, setting forth findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertions that Merging Fund, (i) for the taxable period from April 30, 2007 to the Effective Time, qualified as a regulated investment company under the Code, (ii) as of the Effective Time, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Effective Time, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time, in form satisfactory to Surviving Fund, to the effect that (i) Merging Fund is a limited liability company duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Merging Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Surviving Fund, is a valid and binding obligation of Merging Fund, (iii) Merging Fund has power to merge with the Surviving Fund as contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the property and liabilities of the Merging Fund will be vested in Surviving Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Merging Fund’s Certificate of Organization or Operating Agreement or any provision of any agreement known to such counsel to which Merging Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Merging Fund’s Certificate of Organization, Operating Agreement, prospectus or the Registration Statement, such counsel may rely upon a certificate of an officer of Merging Fund, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Surviving Fund may reasonably deem necessary or desirable.

(g) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:  (i) the vesting of all of the property and liabilities of the Merging Fund in the Surviving Fund, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Surviving Fund or its shareholders upon vesting of the Investments in Surviving Fund pursuant to this Agreement, (iii) the basis to Surviving Fund of the Investments will be the same as the basis of the Investments in the hands of Merging Fund immediately prior to the merger, (iv) Surviving Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by Merging Fund and (v) Surviving Fund will succeed to and take into account the items of Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That the property of Merging Fund to be vested in Surviving Fund pursuant to the Merger will include no assets which Surviving Fund, by reason of charter limitations or investment restrictions disclosed in the Registration Statement in effect on the Effective Time, may not properly hold.

(i) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Surviving Fund will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That all actions taken by or on behalf of Merging Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Surviving Fund and Ropes & Gray LLP.

(l) That, before the Effective Time, Merging Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Merging Fund (i) all of the excess of (X) Merging Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Merging Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Merging Fund’s investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after April 30, 2007, and on or prior to the Effective Time (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after April 30, 2007, and on or prior to the Effective Time.

(m) That Merging Fund’s custodian will have delivered to Surviving Fund a certificate identifying all of the assets of Merging Fund held by such custodian as of the Valuation Time.

(n) That Merging Fund’s transfer agent will have provided to Surviving Fund (i) the originals or true copies of all of the records of Merging Fund in the possession of such transfer agent as of the Effective Time, (ii) a certificate setting forth the number of shares of Merging Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest that will have been converted into Merging Fund Common Units and Merging Fund Preferred Units will have been offered for sale and sold in material conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Merging Fund or its transfer agent by Surviving Fund or its agents will have revealed otherwise, either (i) Merging Fund will have taken all actions that in the opinion of Surviving Fund or its counsel are necessary to remedy any prior failure on the part of Merging Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Merging Fund will have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Surviving Fund in amounts sufficient and upon terms satisfactory, in the opinion of Surviving Fund or its counsel, to indemnify Surviving Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Merging Fund to have offered and sold such shares in conformity with such laws.

(p) That Surviving Fund will have received from PricewaterhouseCoopers LLP an agreed upon procedures letter addressed to Surviving Fund dated as of the Effective Time satisfactory in form and substance to Surviving Fund setting forth the findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertion that as of the Valuation Time the value of the assets of Merging Fund to be vested in Surviving Fund has been determined in accordance with the provisions of Article 10, Section 5 of Surviving Fund’s Bylaws pursuant to the procedures customarily utilized by Surviving Fund in valuing its assets and issuing its shares.

(q) That Merging Fund will have executed and delivered to Surviving Fund a Certificate of Merger pursuant to which all of the property and liabilities of Merging Fund will be vested in Surviving Fund.

(r) That Standard & Poor’s Ratings Group and Moody’s Investor Service, Inc. shall have advised Surviving Fund that the consummation of the transactions described in this Agreement will not result in the withdrawal of their current ratings of Surviving Fund’s outstanding Surviving Fund Preferred Shares.

(s) That the authorization, creation and issuance of the Preferred Merger Shares shall have been approved by holders of a majority of Surviving Fund’s outstanding preferred shares.

(t) That the Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

ARTICLE VIII.
Conditions to the Merging Fund’s Obligations

Section 8.01. The obligations of Merging Fund hereunder will be subject to the following conditions:

(a) That a Plan of Entity Conversion substantially in the form set forth as Annex I will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Conversion, each class voting separately.

(b) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two-thirds of the Trustees of Merging Fund (including a majority of those Trustees who are not “interested persons” of Merging Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding limited liability company interests of Merging Fund entitled to vote on the Merger, each class voting separately, (iii) at least two-thirds of the Trustees of Surviving Fund (including a majority of those Trustees who are not “interested persons” of Surviving Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) holders of a majority of the outstanding shares of Surviving Fund entitled to vote on the Merger, voting together.

(c) That Surviving Fund will have furnished to Merging Fund a statement of Surviving Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 1.02 of this Agreement, all as of the Valuation Time, certified on behalf of Surviving Fund by Surviving Fund’s President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Time there has been no material adverse change in the financial position of Surviving Fund since April 30, 2007, other than changes in its portfolio securities since that date, changes due to net sales or net redemptions, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d) That Surviving Fund will have furnished to Merging Fund a statement, dated the Effective Time, signed on behalf of Surviving Fund by Surviving Fund’s President (or any Executive Vice President Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Surviving Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Merging Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Merging Fund and dated as of the Effective Time, to the effect that (i) Surviving Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Surviving Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Merging Fund, is a valid and binding obligation of Surviving Fund, (iii) the Merger Shares are duly authorized and upon conversion will be validly issued and will be fully paid and non-assessable (except as set forth in the Registration Statement) by Surviving Fund and no shareholder of Surviving Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Surviving Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Surviving Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Surviving Fund’s Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an offi-cer of Surviving Fund whose responsibility it is to advise Surviving Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Merging Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the vesting in Surviving Fund of all of the property and liabilities of Merging Fund pursuant to the Certificate of Merger, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Merging Fund upon the vesting of the Investments in Surviving Fund, (iii) no gain or loss will be recognized by the Merging Fund shareholders on the conversion of their shares of the Merging Fund into Merger Shares, (iv) the aggregate basis of the Merger Shares a Merging Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of the Merging Fund shares he or she held immediately prior to the merger and (v) a Merging Fund shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held Merging Fund shares that were converted into such Merger Shares, provided that the shareholder held Merging Fund’s shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all actions taken by or on behalf of Surviving Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Merging Fund and Ropes & Gray LLP.

(i) That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Merging Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That Merging Fund shall have been advised by Standard & Poor’s and Moody’s Investors Services, Inc. that the Preferred Merger Shares will be rated AAA and “Aaa”, respectively.

(l) That the Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

ARTICLE IX. Indemnification

Section 9.01. Merging Fund will indemnify and hold harmless, out of the assets of Merging Fund but no other assets, Surviving Fund, its trustees and its offi-cers (for purposes of this section, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Merging Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Merging Fund required to be stated therein or necessary to make the statements relating to Merging Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Merging Fund. The Indemnified Parties will notify Merging Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.01. Merging Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.01, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Merging Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Merging Fund’s obligation under this Section 9.01 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Merging Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.01 without the necessity of the Indemnified Parties’ first paying the same.

Section 9.02. Surviving Fund will indemnify and hold harmless, out of the assets of Surviving Fund but no other assets, Merging Fund, its trustees and its officers (for purposes of this section, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Surviving Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Surviving Fund required to be stated therein or necessary to make the statements relating to Surviving Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Surviving Fund. The Indemnified Parties will notify Surviving Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.02. Surviving Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.02, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Surviving Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Surviving Fund’s obligation under this Section 9.02 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Surviving Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.02 without the necessity of the Indemnified Parties’ first paying the same.

ARTICLE X. No Broker

Section 10.01. Each of Merging Fund and Surviving Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XI.
Rule 145

Section 11.01. Pursuant to Rule 145 under the 1933 Act, Surviving Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificates issued to such person a legend as follows:

“THE SHARES REPRESENTED BY THIS CER-
TIFICATE WERE ISSUED IN A TRANSACTION
TO WHICH RULE 145 UNDER THE SECURI-
TIES ACT OF 1933, AS AMENDED, APPLIES.
THE SHARES REPRESENTED BY THIS CER-
TIFICATE MAY ONLY BE TRANSFERRED IN
ACCORDANCE WITH SUCH RULE.”

and, further, Surviving Fund will issue stop transfer instructions to Surviving Fund’s transfer agent with respect to such shares. Merging Fund will provide Surviving Fund on the Effective Time with the name of any Merging Fund shareholder who is to the knowledge of Merging Fund an affiliate of Merging Fund on such date.

ARTICLE XII.
Covenants, Etc. Deemed Material

Section 12.01. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

ARTICLE XIII.
Sole Agreement

Section 13.01. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and will be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

ARTICLE XIV.
Agreement and Declaration of Trust

Section 14.01. Copies of the Agreements and Declaration of Trust, as amended, of Surviving Fund and Merging Fund (prior to the Conversion) are on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each of Surviving Fund and Merging Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Surviving Fund or Merging Fund individually but are binding only upon the assets and property of Surviving Fund and Merging Fund, respectively.

ARTICLE XV.
Amendment and Termination

Section 15.01. The parties hereto by mutual consent of their respective Boards of Trustees and Managers, as applicable, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time, including after it is approved by shareholders of the Merging Fund or Surviving Fund, to the extent permitted by applicable law.

Section 15.02. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of the Merging Fund, by action of the Board of Managers or Board of Trustees of either Fund, as applicable, if the applicable Board for such Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Fund or its shareholders.

ARTICLE XVI.
Effective Time of the Merger

Section 16.01. Subject to the authority to terminate this Agreement as set forth in Section 16.02 hereof, each Fund shall do all such acts and things as shall be necessary or desirable in order to make the Effective Time occur on October 22, 2007 or such other date as mutually agreed by the Funds.

ARTICLE XVII.
Miscellaneous

Section 17.01. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Surviving Fund and Merging Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Managers and Trustees, as applicable, have each caused this Agreement and Plan of Merger to be executed as of the date first written above by its President or Executive Vice President or Treasurer or Associate Treasurer or Assistant Treasurer.

PUTNAM MUNICIPAL
OPPORTUNITIES TRUST

By: _____________________________

Name:

Title:

PUTNAM MUNICIPAL BOND FUND

By: _____________________________

Name:

Title:

Annex I: Form of Plan of
Entity Conversion

See Appendix A

Annex II: Form of Certificate
of Merger

THE COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place,
Boston, Massachusetts 02108-1512

Certificate of Merger
(General Laws Chapter 156C, Section 61)

(1) Exact name of each limited liability company or other entity involved in the merger and jurisdiction of formation or organization:

Putnam Municipal Bond Fund LLC,
a Massachusetts limited liability company

Putnam Municipal Opportunities Trust,
a Massachusetts business trust

(2) An Agreement and Plan of Merger between Putnam Municipal Bond Fund LLC and Putnam Municipal Opportunities Trust (the “Plan of Merger”) has been approved and executed by each of Putnam Municipal Bond Fund LLC and Putnam Municipal Opportunities Trust.

(3) Exact name of the surviving entity: Putnam Municipal Opportunities Trust

(4) The future date or time of the merger if not effective upon the filing of the Certificate of Merger with the office of the Secretary of the Commonwealth: _________________.

(5) The Plan of Merger is on file at the offices of Putnam Municipal Opportunities Trust, One Post Office Square, Boston, Massachusetts 02109.

(6) A copy of the Plan of Merger will be furnished by Putnam Municipal Opportunities Trust, upon request and without cost, to any member of Putnam Municipal Bond Fund LLC or any person holding an interest in Putnam Municipal Opportunities Trust.

Executed on _______ __, 2007

By: _____________________

Name:

Authorized Signatory

APPENDIX C

INFORMATION ABOUT THE FUNDS’ PREFERRED SHARES

Except as noted below, the terms of each fund’s outstanding preferred shares and the Preferred Merger Shares (collectively, the “Preferred Shares”) are substantially similar. Accordingly, unless otherwise noted, the following description of the Preferred Shares of Municipal Opportunities Trust applies equally to the Preferred Shares of Investment Grade Municipal Trust and Municipal Bond Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to each fund’s Bylaws. A copy of each fund’s Bylaws have been filed as a exhibits to the Registration Statement of which this Prospectus/Proxy Statement is a part and may be inspected, and copies thereof may be obtained from the Securities and Exchange Commission, as described on page 3 of the Prospectus/Proxy Statement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus/Proxy Statement or the Glossary that begins on page C-24.

Comparison of the outstanding Preferred Shares of
Municipal Opportunities Trust and the outstanding
Preferred Shares of Municipal Bond Fund

As noted above, the terms of the outstanding Preferred Shares of each Merging Fund and the terms of the outstanding Preferred Shares of Municipal Opportunities Trust are substantially similar. There are, however, certain material differences.

First, the Preferred Shares of Municipal Opportunities Trust are remarketed preferred shares, which are bought and sold in accordance with the remarketing procedures set forth in this Appendix C. The dividend rates for each series of Preferred Shares of Municipal Opportunities Trust are determined by the remarketing procedures as well. The Preferred Shares of Municipal Bond Fund, however, are auction rate municipal securities, which are bought and sold at a periodic auction in which orders are submitted to a broker-dealer that has entered into a separate agreement with the auction agent and the fund (“Broker-Dealer”) or to a broker-deal that has an agreement with a Broker-Dealer (the “Auction Procedures”). The dividend periods and dividend rates for each series of Municipal Bond Fund’s Preferred Shares are set in accordance with the Auction Procedures. A description of the Auction Procedures is set forth in Exhibit C-3. Only the remarketing procedures will be used upon consummation of the proposed merger of Municipal Bond Fund with and into Municipal Opportunities Trust.

Second, unless a higher percentage is provided for under Municipal Bond Fund’s Agreement and Declaration of Trust, the Bylaws of Municipal Bond Fund requires the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares. The Bylaws of Municipal Opportunities Trust do not include a similar provision.

Comparison of the outstanding Preferred Shares
of Municipal Opportunities Trust and the
outstanding Preferred Shares of Investment
Grade Municipal Trust

As noted above, the terms of the outstanding Preferred Shares of each Merging Fund and the terms of the outstanding Preferred Shares of Municipal Opportunities Trust are substantially similar. There are, however, certain material differences.

First, if a beneficial owner of Preferred Shares of Municipal Opportunities Trust fails to make an election in connection with a Remarketing by 12:00 noon on the Remarketing Date, he will be deemed to have tendered such shares if the current Dividend Period or the succeeding Dividend Period is a Special Dividend Period of more than 60 days. In the case of Investment Grade Municipal Trust, however, if a beneficial owner of Preferred Shares fails to make an election in connection with a Remarketing by 1:00 p.m. on the Remarketing Date, he will be deemed to have tendered such shares if the current Dividend Period or the succeeding Dividend Period is a Special Dividend Period of any length of time.

Second, the Applicable Dividend Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate any applicable late charge, will generally be 200% of the Reference Rate for Municipal Opportunities Trust and Investment Grade Municipal Trust; however, the applicable rate for Municipal Opportunities Trust will be 275% of the Reference Rate if the fund has provided a Tax Notification to the Remarketing Agent with respect to that Dividend Period.

Third, each Dividend Period that commences during a Non-Payment Period shall be (i) a 28-day Dividend Period in the case of outstanding Series A Preferred Shares of Municipal Opportunities Trust and (ii) a 7-day Dividend Period in the case of outstanding

Series B Preferred Shares and Series C Preferred Shares of Municipal Opportunities Trust and outstanding Preferred Shares of Investment Grade Municipal Trust. References herein to “Series A Preferred Shares,” “Series B Preferred Shares” and “Series C Preferred Shares” shall be deemed to refer, as applicable, to the respective series of Preferred Shares of Municipal Opportunities Trust.

Fourth, in the case of the outstanding Preferred Shares of Municipal Opportunities Trust, the discretion of the Remarketing Agent to waive a beneficial owner’s election to hold Preferred Shares in connection with a Remarketing is contingent on the Remarketing Agent’s being able to remarket all shares tendered to it in such Remarketing. In the case of Investment Grade Municipal Trust, the Remarketing Agent’s discretion to waive a beneficial owner’s election to hold Preferred Shares is not contingent on the Remarketing Agent’s ability to remarket all tendered shares. Investment Grade Municipal Trust, however, may only waive such beneficial owner’s election prior to 4:00 p.m. on the date which the Remarketing Agent determines the Applicable Dividend Rate for the ensuing Dividend Period, notifies holders, tendering holders and purchasers of the results of the Remarketing and announces the Applicable Dividend Rate (the “Dividend Reset Date”).

Fifth, with respect to an optional redemption, Municipal Opportunities Trust must provide notice to the Paying Agent, the Securities Depository (and any other holder) and the Remarketing Agents not less than 20 nor more than 30 days prior to the earliest date the redemption may occur, whereas Investment Grade Municipal Trust must provide such notice on (i) the Settlement Date in the case of partial redemption, (ii) the Tender Date in the case of a whole redemption, or (iii) the later of the Dividend Payment Date and the seventh day prior to the earliest date such redemption may occur during a Non-Payment Period. With respect to a mandatory redemption, Municipal Opportunities Trust must provide notice to the Paying Agent, the Securities Depository (and any other holder) and the Remarketing Agents not less than 20 nor more than 30 days prior to the redemption date established by the Trustees, whereas Investment Grade Municipal Trust must provide such notice on the third business day preceding the redemption date established by the Trustees.

Sixth, holders of Preferred Shares of Municipal Opportunities Trust as of 12:00 noon on the Business Day preceding the applicable Dividend Payment Date shall be entitled to receive dividends at the Applicable Dividend Rate, whereas holders of Preferred Shares of Investment Grade Municipal Trust as of 5:00 p.m. on the date preceding the Dividend Payment Date shall be entitled to such dividends.

Seventh, no dividends on any series of Preferred Shares of Municipal Opportunities Trust shall be paid or declared if there shall exist a Non-Payment Period with respect to any other series of Preferred Shares of Municipal Opportunities Trust, unless dividends in ratable proportion are declared and paid on the other series. The Bylaws of Investment Grade Municipal Trust do not contain a similar provision.

Eighth, Municipal Opportunities Trust calculates the amount of declared dividends payable on a Dividend Payment Date during a Long Term Dividend Period using a different formula than the one used by the fund to calculate the amount of declared dividends payable on any Dividend Payment Date during a 28-day Dividend Period, 7-day Dividend Period or Special Dividend Period. Investment Grade Municipal Trust calculates all declared dividends payable on a Dividend Payment Date using the formula that Municipal Opportunities Trust uses to calculate declared dividends payable during a 28-day Dividend Period, 7-day Dividend Period or Special Dividend Period. See “Dividends and Dividend Periods” below.

Ninth, Municipal Opportunities Trust, upon proper notice and the payment of a late charge, may pay a declared dividend or redemption price within three Business Days of the due date without triggering the Non-Payment Period Rate only if the fund is prevented from paying the declared dividend or redemption price by the fund’s Bylaws or applicable law. The Bylaws of Investment Grade Municipal Trust’s Bylaws allow the fund to pay a declared dividend or redemption price within three Business Days of the due date without triggering the Non-Payment Period Rate for any reason.

Tenth, beneficial owners of Series A Preferred Shares of Investment Grade Municipal Trust may exchange their Series A Preferred Shares for Series I Preferred Shares of Investment Grade Municipal Trust in certain circumstances. Municipal Opportunities Trust does not offer Series I Preferred Shares.

Eleventh, Investment Grade Municipal Trust’s procedures for designating a Special Dividend Period differ from those used by Municipal Opportunities Trust, and unlike Municipal Opportunities Trust, Investment Grade Municipal Trust may designate a Special

Dividend Period without receiving a Response from the Remarketing Agents that such designation is advisable.

Twelfth, Municipal Opportunities Trust must effect a Mandatory Redemption not later than 35 days after a Cure Date if the fund fails to maintain S&P Eligible Assets and Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage by such Cure Date. Investment Grade Municipal Trust has 45 days after the Cure Date to effect a Mandatory Redemption.

Thirteenth, holders of Preferred Shares of each fund are entitled to elect a majority of such fund’s Board of Trustees if accumulated dividends on the outstanding Preferred Shares equal to at least two full years’ dividends are due and unpaid and sufficient cash or securities have not been deposited with the Paying Agent for the payment of such accumulated dividends. For Municipal Opportunities Trust, the right to elect a majority of the Board if subject to continuing review (i.e., if uncovered accumulated dividends equal at least two full years’ dividends at any time). In the case of Investment Grade Municipal Trust, the right to elect a majority of such fund’s Board is evaluated at the close of business on any Dividend Payment Date.

Fourteenth, if Municipal Opportunities Trust has Moody’s Eligible Assets with a Discounted Value that exceeds the Preferred Shares Basic Maintenance Amount by not more than 5% on any Valuation Date, the fund’s investment adviser is prohibited from altering the composition of the fund’s portfolio unless it determines that such action will not cause the fund to have Moody’s Eligible Assets with a Discounted Value less than the Preferred Shares Basic Maintenance Amount. The Bylaws of Investment Grade Municipal Trust do not contain such a limitation.

Fifteenth, each fund’s ability to engage in certain transactions is limited unless the fund receives confirmation from Moody’s and S&P that such action would not impair the ratings then assigned to the fund. Municipal Opportunities Trust (but not Investment Grade Municipal Trust) may not lend portfolio securities, designate a new Pricing Service, engage in any short sales, merge or consolidate with any other entity, engage in reverse repurchase agreements or issue a class or series of shares of beneficial interest ranking prior to or on parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation without receiving confirmation from Moody’s and S&P that such action would not impair the ratings then assigned to the fund. In addition, the restrictions on Municipal Opportunities Trust’s ability to borrow money without receiving such confirmation from Moody’s and S&P differs from the restrictions on Investment Grade Municipal Trust’s ability to borrow money. See “Rating Agency Guidelines.”

Sixteenth, although each fund must give Moody’s and S&P written notice of certain events, the events triggering notification differ. Municipal Opportunities Trust must provide notice if there is any change in the fund’s Agreement and Declaration of Trust or Article 12 (“Shares of Beneficial Interest”) of the fund’s Bylaws or if Putnam Management is no longer the investment adviser of the fund. Investment Grade Municipal Trust, on the other hand, must only provide notice if there is a material change in the fund’s Agreement and Declaration of Trust or Article 12 (“Shares of Beneficial Interest”) of the fund’s Bylaws. In addition, unlike Municipal Opportunities Trust, Investment Grade Municipal Trust must provide notice if there is a change in dividend period or a change in the Pricing Service.

Seventeenth, each Remarketing for Municipal Opportunities Trust takes place over a two-Business Day period consisting of the Remarketing Date and the Settlement Date, whereas each Remarketing for Investment Grade Municipal Trust occurs over a three-Business Day period consisting of the date on which each holder of Preferred Shares must provide to the Remarketing Agent irrevocable telephonic notice of intent to tender shares in a Remarketing and such Remarketing formally commences (the “Tender Date”), the Dividend Reset Date and the first Business Day after a Dividend Reset Date applicable to Preferred Shares. In the case of Municipal Opportunities Trust, the Remarketing Agents will provide non-binding indications of the Applicable Dividend Rate for the next succeeding Dividend Period by 9 a.m. on the Remarketing Date and will determine the Applicable Dividend Rate for the next Dividend Period by 3:00 p.m. on the Remarketing Date. In the case of Investment Grade Municipal Trust, the Remarketing Agents will provide non-binding indications of the Applicable Dividend Rate for the next succeeding Dividend Period by 12:00 noon on the Tender Date and will determine the Applicable Dividend Rate for the next Dividend Period between 1:00 p.m. and 4:00 p.m. on the Tender Date. The Remarketing Agent has until 3:00 p.m. on the Remarketing Date (in the case of Municipal Opportunities Trust) or 4:00 p.m. on the Dividend Reset Date (in the case of Investment Grade Municipal Trust) to remarket all tendered Preferred Shares, and will notify each beneficial owner of tendered shares and each purchaser thereof by 3:30 p.m. on each Remarketing Date (in the case of Municipal Opportunities Trust) or 4:30 p.m. on each Remarketing Date (in the case of Investment Grade Municipal Trust) of the number of shares the beneficial owner or purchaser is to sell and purchase and to give instructions to the Agent Members to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate.

Eighteenth, the Remarketing Date and the Settlement Date are normally Friday and Monday, respectively, in the case of the outstanding Series A Preferred Shares of Municipal Opportunities Trust; Monday and Tuesday, respectively, and in the case of the outstanding Series B Preferred Shares of Municipal Opportunities Trust; and Thursday and Friday, respectively, in the case of the outstanding Series C Preferred Shares of Municipal Opportunities Trust. The Tender Date, Dividend Reset Date and Settlement Date are normally Thursday, Friday and Monday, respectively, in the case of outstanding Preferred Shares of Investment Grade Municipal Trust.

Nineteenth, the liquidation preference of Series A Preferred Shares of Municipal Opportunities Trust is $50,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared); the liquidation preference of Series B and Series C Preferred Share of Municipal Opportunities Trust is $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared); and the liquidation preference of Series A and Series I Preferred Shares of Investment Grade Municipal Trust is $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared) plus the premium, if any resulting from the designation of a Premium Call Period.

Twentieth, the Bylaws of Investment Grade Municipal Trust provide that the fund will not take any action described in Section 4 (“Duration and Termination of Trust”), Section 5 (“Merger, Consolidation and Sale of Assets”) or Section 6 (“Conversion”) of Article IX of the fund’s Agreement and Declaration of Trust without the affirmative vote or consent of the holders of at least two-thirds (or a majority if permitted by Sections 4, 5 and 6 of Article IX of the fund’s Agreement and Declaration of Trust) of the Preferred Shares and common shares of the fund, each voting separately as a class. The Bylaws of Municipal Opportunities Trust do not contain similar provisions; however, the Bylaws of Municipal Opportunities Trust requires the affirmative vote of at least two-thirds (or a majority of permitted by Sections 4, 5 and 6 of Article IX of the fund’s Agreement and Declaration of Trust) of the Preferred Shares and common shares, voting together.

Finally, Municipal Opportunities Trust may notify the Remarketing Agent prior to a Remarketing establishing the Applicable Dividend Rate for any dividend, that income subject to regular federal income tax will be included in such dividend, and the Maximum Dividend Rate will be as follows:

		Applicable Percentage of	Applicable Percentage of
		Reference Rate —	Reference Rate —
Moody’s	S&P	No Tax Notification	No Tax Notification

“aa3” or higher	AA- or higher	110%	150%

“a3” to “a1”	A- to A+	125%	160%

“baa3” to “baa1”	BBB- to BBB+	150%	250%

Below “baa3”	Below BBB-	200%	275%

Investment Grade Municipal Trust does not have similar tax notification procedures; however, unlike Municipal Opportunities Trust, Investment Grade Municipal Trust has procedures whereby the fund will estimate capital gains and other income not exempt from federal income tax for such year and determine whether any portion of a dividend paid on Preferred Shares during such year will not be designated as an exempt-interest dividend and, if certain conditions are met, the fund will pay Additional Dividends on such Preferred Shares prior to the end of that year. See “Additional Dividends” for a discussion of the circumstances in which Municipal Opportunities Trust will pay Additional Dividends.

Dividends and Dividend Periods

The Bylaws provide generally that holders of Preferred Shares will be entitled to receive, when, as and if declared by the fund, out of funds legally available therefor, cumulative cash dividends, at the Applicable Dividend Rate for the applicable Dividend Period, payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described under “Remarketing,” “Remarketing Procedures” and Exhibit C-1 attached hereto.

The Applicable Dividend Rate on Preferred Merger Shares for the Initial Dividend Period will be the rate determined by the Remarketing Agent in connection with the Remarketing occurring on the date before the Date of Original Issue. For each Dividend Period thereafter, except as otherwise described herein, the Applicable Dividend Rate on the Preferred Merger Shares and all other Preferred Shares will be the dividend rate per annum determined by the Remarketing Agent in its sole discretion (which discretion will be conclusive and binding on all holders) in accordance with the remarketing procedures described below.

Each Dividend Period for Series A Preferred Shares will generally consist of 28 days (a “28-day Dividend Period”), unless the fund elects, prior to any Remarketing, a Special Dividend Period. Each Dividend Period for Series B Preferred Shares and Series C Preferred Shares will generally consist of 7 days (a “7-day Dividend Period”), unless the fund elects, prior to any Remarketing, a Special Dividend Period. A “Special Dividend Period” is a Dividend Period consisting of a specified number of days (other than 28, in the case of Series A Preferred Shares, or seven, in the case of Series B Preferred Shares and Series C Preferred Shares), evenly divisible by seven and not fewer than seven nor more than 364 days (a “Short Term Dividend Period”), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a “Long Term Dividend Period”). Except as otherwise provided herein, the Dividend Periods for the Series A, Series B and Series C Preferred Shares will never be co-extensive. Dividends on Preferred Shares will be cumulative from their Date of Original Issue and will be payable, when, as and if declared by the Trustees on each Dividend Payment Date. The beneficial owner of a Preferred Share may elect to tender such share or hold such share for the next Dividend Period by providing notice to the Remarketing Agent in connection with the Remarketing for that Dividend Period. The Initial Dividend Period, 28-day Dividend Periods (in the case of Series A Preferred Shares), 7-day Dividend Periods (in the case of Series B Preferred Shares and Series C Preferred Shares) and Special Dividend Periods are hereinafter sometimes referred to as “Dividend Periods.”

Dividend Periods for the Preferred Shares. A Dividend Period for Preferred Shares will commence on each (but not the final) Dividend Payment Date for such share; provided, however, that any Dividend Payment Date, other than the last Dividend Payment Date during such Dividend Period, occurring after commencement of and during a Special Dividend Period of more than 35 days will not give rise to a new Dividend Period. Each subsequent Dividend Period for such shares will be comprised of, beginning with and including the date on which it commences, 28 consecutive days (in the case of Series A Preferred Shares) or seven consecutive days (in the case of Series B Preferred Shares and Series C Preferred Shares) or, in the event the fund has designated such Dividend Period as a Special Dividend Period, such number of consecutive days (other than 28 days (in the case of Series A Preferred Shares) or seven days (in the case of Series B Preferred Shares and Series C Preferred Shares)), as specified by the Trustees of the fund; provided that such number of days to be specified shall be a multiple of seven and not more than 364 in the case of a Short Term Dividend Period and shall consist of at least one full year (but not more than five years) in the case of a Long Term Dividend Period. Notwithstanding the foregoing, the Dividend Periods for each series of Preferred Shares will never be co-extensive with the Dividend Period for any other series of Preferred Shares unless the fund has received an opinion of tax counsel that having such co-extensive periods will not affect the tax opinion relating to the deductibility of dividends paid on the different series of Preferred Shares. Further, any adjustment of the remarketing schedule or of the length of a Dividend Period as provided herein shall cause an adjustment of the relevant Settlement Date, if necessary, so that such Settlement Date will be the first day of the next Dividend Period.

Special Dividend Periods for Preferred Shares. With respect to each Dividend Period, the fund may, at its sole option and to the extent permitted by law, by telephonic or written notice (a “Request for Special Dividend Period”) to the Remarketing Agent, request that the next succeeding Dividend Period for Preferred Shares will be a number of days (other than 28 (in the case of Series A Preferred Shares) or seven (in the case of Series B Preferred Shares and Series C Preferred Shares)) evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or a period of not less than one whole year and not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the fund may not give a Request for a Special Dividend Period of greater than 28 days (in the case of Series A Preferred Shares) or seven days (in the case of Series B Preferred Shares and Series C Preferred

Shares) (and any such request shall be null and void) unless the fund has given written notice thereof to Moody’s and S&P and unless, with respect to such series of Preferred Shares, full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full and, for any Remarketing occurring after the initial Remarketing, all shares tendered were remarketed in the last occurring Remarketing. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the fourth Business Day but not more than seven Business Days prior to a Remarketing Date and, in the case of a Long Term Dividend Period, shall be given on or prior to the 14th day but not more than 28 days prior to a Remarketing Date.

Upon receiving a Request for Special Dividend Period, the Remarketing Agent shall determine (i) whether given the factors set forth below it is advisable that the fund issue a Notice of Special Dividend Period for Preferred Shares as contemplated by such Request for Special Dividend Period, (ii) the Optional Redemption Price of the Preferred Shares during such Special Dividend Period, and (iii) the Specific Redemption Provisions, and shall give the fund written notice (a “Response”) of its determination by no later than the third Business Day prior to such Remarketing Date. In making such determination, the Remarketing Agent will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (iv) industry and financial conditions which may affect the Preferred Shares, (v) the investment objective of the fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial owners of Preferred Shares would remain or become beneficial owners.

If the Remarketing Agent shall not give the fund a Response by such third Business Day or if the Response states that given the factors set forth above it is not advisable that the fund give a Notice of Special Dividend Period for Preferred Shares, the fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the fund give a Notice of Special Dividend Period for the Preferred Shares, the fund may, by no later than the second Business Day prior to such Remarketing Date, give a notice (a “Notice of Special Dividend Period”) to the Remarketing Agent and to the Securities Depository, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response, and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The fund shall not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period shall have already been given, shall give telephonic or written notice of its revocation (a “Notice of Revocation”) to the Remarketing Agent (in the case of clauses (x) and (y) below) and to the Securities Depository (in the case of clauses (x), (y) and (z) below) on or prior to the Business Day prior to the relevant Remarketing Date if (x) either the 1940 Act Preferred Shares Asset Coverage is not satisfied or the fund shall fail to maintain S&P Eligible Assets and Moody’s Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Remarketing Date on both an actual and pro forma basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate the dividend rate which the Remarketing Agent shall advise the fund is an approximately equal rate for securities similar to the Preferred Shares with an equal dividend period), provided that (unless Moody’s advises the fund to the contrary), in calculating the aggregate Discounted Value of Moody’s Eligible Assets for this purpose, the Moody’s Exposure Period shall be deemed to be one week longer than the Moody’s Exposure Period that would otherwise apply as of the date of the Notice of Special Dividend Period; (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date for the Preferred Shares have not been irrevocably deposited with the Paying Agent by the close of business on the third Business Day preceding the Remarketing Date; or (z) the Remarketing Agent advises the fund that, after consideration of the factors listed above, it has concluded that it is advisable to give a Notice of Revocation. If the fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) of the preceding sentence or if the fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for Preferred Shares, the next succeeding Dividend Period for Preferred Shares will be a 28-day Dividend Period (in the case of Series A Preferred Shares) or a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares), provided that if the then-current Dividend Period is a Special Dividend Period of less than 28 days (in the case of Series A Preferred Shares) or seven days (in the case of Series B Preferred Shares and Series C Preferred Shares), the next succeeding Dividend Period for such shares will be the same length as the current Dividend Period.

In the event all Preferred Shares for which the fund has given a Notice of Special Dividend Period tendered are not remarketed or a Remarketing is not held for any reason, the fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until all Preferred Shares tendered in any subsequent Remarketing with respect to a 28-day Dividend Period (in the case of Series A Preferred Shares) or a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) have been remarketed.

Dividend Payment Dates. Dividends on each Preferred Share will accumulate from its Date of Original Issue and will be payable, when, as and if declared by the Trustees, on the applicable Dividend Payment Dates. The Dividend Payment Dates will be: (i) with respect to any 28-day Dividend Period (in the case of Series A Preferred Shares), 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) and any Short Term Dividend Period of 35 or fewer days, the day next succeeding the last day thereof; and (ii) with respect to any Short Term Dividend Period of more than 35 days and any Long Term Dividend Period, the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and the day next succeeding the last day of such period (each such date referred to in clause (i) or (ii) being herein referred to as a “Normal Dividend Payment Date”). If such Normal Dividend Payment Date is not a Business Day, then (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday and, in each case, the length of the current Dividend Period will be adjusted accordingly. If, however, in the case of clause (ii) of the preceding sentence, the Securities Depository shall make available to its participants and members in funds immediately available in New York City on Dividend Payment Dates the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the fund), and if the Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day and the length of the current Dividend Period will be adjusted accordingly. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Trustees shall fix the Dividend Payment Date and the length of the current Dividend Period will be adjusted accordingly, if necessary. Each dividend payment date determined as provided above is hereinafter referred to as a “Dividend Payment Date.”

Dividend Payments. So long as there is a Securities Depository with respect to the Preferred Shares, each dividend on Preferred Shares will be paid to the Securities Depository or its nominee as the record holder of all such shares, and such payment shall for all purposes discharge the fund’s obligations in respect of such payment. The Securities Depository is responsible for crediting the accounts of the Agent Members of the beneficial owners of Preferred Shares in accordance with the Securities Depository’s procedures. Each Agent Member will be responsible for holding or disbursing such payments to the beneficial owners of the Preferred Shares for which it is acting in accordance with the instructions of such beneficial owners. If, and as long as, neither the Securities Depository nor its nominee is the record holder of a Preferred Share, dividends thereon will be paid in same-day funds directly to the record holder thereof in accordance with the instructions of such holder.

Dividends on any share in arrears with respect to any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, pro rata to the holders thereof as of a date not exceeding five Business Days preceding the date of payment thereof as may be fixed by the Trustees. Any dividend payment made on Preferred Shares will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest Dividend Payment Date on which dividends were not paid. Neither holders nor beneficial owners of Preferred Shares will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends thereon (including any amounts actually due and payable as Additional Dividends). Except for the late charge described under “Dividends and Dividend Periods - Non-Payment Period; Late Charge,” holders and beneficial owners of Preferred Shares will not be entitled to any interest, or other additional amount, on any dividend payment on any Preferred Shares which may be in arrears.

The amount of declared dividends per Preferred Share payable on each Dividend Payment Date for each 28-day Dividend Period, each 7-day Dividend Period and each Short Term Dividend Period shall be computed by the fund by multiplying the Applicable Dividend Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such share was outstanding from and including the Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the day preceding such Dividend Payment Date, and the denominator of which will be 365, then multiplying the amount so obtained by $50,000 (in the case of Series A Preferred Shares) or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares) and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of dividends per share payable on any Dividend Payment Date shall be computed by dividing the Applicable Dividend Rate by twelve, multiplying the amount so obtained by $50,000 (in the case of Series A Preferred Shares) or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares), and rounding the amount so obtained to the nearest cent; provided, however, that if the number of days from and including the Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the day preceding such Dividend Payment Date is less than 30 and such days do not constitute a full calendar month, then the amount of dividends per share payable on such Dividend Payment Date shall be computed by multiplying the Applicable Dividend Rate for such Dividend Period by a fraction, the numerator of which will be the such number of days and the denominator of which will be 360, multiplying the amount so obtained by $50,000 (in the case of Series A Preferred Shares) or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares), and rounding the amount so obtained to the nearest cent.

In the event that the Remarketing Agent, the Paying Agent, the Securities Depository, any Agent Member and any beneficial owner fails for any reason to perform any of its obligations in respect of a remarketing or otherwise, no holder of record of, or of any beneficial interest in, any Preferred Shares shall have any right in respect thereof against the fund or any Trustee or officer of the fund, and the sole obligation of the fund in respect of the determination of the amount and the payment of any dividend shall be to pay to the Paying Agent, for the benefit of the holders of record of the Preferred Shares, dividends when due at the Applicable Dividend Rate notified to it from time to time.

Non-Payment Period; Late Charge. A “Non-Payment Period” will commence on and include the day on which the fund fails to (i) declare, prior to 12:00 noon, New York City time, on any Dividend Payment Date for a Preferred Share, for payment on or (to the extent permitted below) within three Business Days after such Dividend Payment Date to the holder of such share as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date (the “Record Date”), the full amount of any dividend on such Preferred Share payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on or (to the extent permitted below) within three Business Days after any Dividend Payment Date for a Preferred Share the full amount of any dividend on such share (whether or not earned or declared) payable on such Dividend Payment Date or (B) on or (to the extent permitted below) within three Business Days after any redemption date for a Preferred Share called for redemption, the Mandatory Redemption Price or Optional Redemption Price, as the case may be. Such Non-Payment Period will end on and include the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds; provided that a Non-Payment Period will not end during the first seven days thereof unless the fund shall have given at least three days’ written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter will not end unless the fund shall have given at least fourteen days’ written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all holders of shares.

The Applicable Dividend Rate for each Dividend Period for Preferred Shares commencing during a Non-Payment Period will be equal to the Non-Payment Period Rate and any Preferred Shares for which a Special Dividend Period would otherwise have commenced on the first day of or during a Non-Payment Period will have a 28-day Dividend Period (in the case of Series A

Preferred Shares) and a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares). The “Non-Payment Period Rate,” initially, will be 200% of the applicable Reference Rate (or 275% of such rate if the fund has provided notification to the Remarketing Agent prior to the Remarketing Date establishing the Applicable Dividend Rate for any dividend that net capital gain or other taxable income will be included in such dividend on Preferred Shares). The initial Non-Payment Period Rate may be changed from time to time by the fund without shareholder approval, but only in the event the fund receives written confirma-tion from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to Preferred Shares. Any dividend on Preferred Shares due on any Dividend Payment Date for such shares (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the fund has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the holders who held such shares as of the Record Date) or redemption price with respect to such shares not paid to holders when due may be paid pro rata to such holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, (if such non-payment occurs because the fund is prevented from doing so by the Bylaws or applicable law), and will incur a late charge to be paid therewith to such holders. The late charge will be calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365; such late charge will be taxable as interest. If the fund fails to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption otherwise than because it is prevented from doing so by the Bylaws or by applicable law, the preceding sentence shall not apply and the Applicable Dividend Rate for the Dividend Period commencing during such Non-Payment Period shall be the Non-Payment Period Rate.

Restrictions on Dividends and Other Payments. Under the 1940 Act, the fund may not declare dividends or make other distributions on the common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding Preferred Shares would be less than 200% (or such other percentage as may in the future be required by law). In addition, for so long as any Preferred Shares are outstanding, the fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the Preferred Shares as to dividends and upon liquidation) in respect of common shares or any other shares of the fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares or parity shares (except by conversion into or exchange for shares of the fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) full cumulative dividends on Preferred Shares through their most recent Dividend Payment Date shall have been paid or shall have been declared and sufficient funds for the payment thereof have been deposited with the Paying Agent, (ii) the fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Bylaws, (iii) immediately after such transaction the aggregate Discounted Value of Moody’s Eligible Assets and S&P Eligible Assets would be at least equal to the Preferred Shares Basic Maintenance Amount and (iv) the fund meets the requirements imposed by the 1940 Act. See “Asset Maintenance” and “Redemption.”

Under the Code the fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and net tax-exempt income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the fund’s ability to maintain such qualification. See “Taxation of Preferred Shares.” Upon any failure by the fund to pay dividends on the Preferred Shares for two years or more, the holders of the Preferred Shares will acquire certain additional voting rights. See “Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Preferred Shares upon any failure to pay dividends on shares of the fund.

Additional Dividends. In the event of a redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the fund, the fund may, after the close of its taxable year, be required, in order to comply with the published position of the Internal Revenue Service (the “IRS”) described below under “Advance Notice of Allocation of Taxable Income; Inclusion of Taxable

Income Dividend” concerning the allocation of various types of income between a fund’s classes and series of shares, to characterize all or a portion of a dividend paid to holders of Preferred Shares during such taxable year as net capital gain or other income subject to regular federal income tax, without having either given advance notice of the inclusion of such income in such dividend prior to the setting of the Applicable Dividend Rate for such dividend or included an additional amount in the dividend to offset the tax effect of the inclusion therein of such taxable income. Accordingly, if the fund characterizes retroactively all or a portion of a dividend already paid on Preferred Shares as consisting of net capital gain or other income subject to regular federal income tax solely because (i) the fund has redeemed all or a portion of the outstanding Preferred Shares or the fund has liquidated and (ii) the fund, in its judgment, believes it is required, in order to comply with the published position of the IRS described above, to allocate such taxable income to the Preferred Shares (the amount so characterized referred to herein as a “Retroactive Taxable Allocation”), the fund will, within 90 days after the end of such taxable year, provide notice of the Retroactive Taxable Allocation made with respect to the dividend to the Paying Agent and to each holder who received such dividend (initially Cede as nominee of the Securities Depository) at such holder’s address as the same appears or last appeared on the share transfer books of the fund. The fund will, within 30 days after such notice is given to the Paying Agent, pay to the Paying Agent (who will then distribute to such holders), out of funds legally available therefor, an amount equal to the aggregate of the Additional Dividends (as defined below) payable to holders of Preferred Shares in respect of such dividend. See “Taxation of Preferred Shares.”

An “Additional Dividend” in respect of any dividend means payment to a present or former holder of a Preferred Share of an amount which, giving effect to the Retroactive Taxable Allocation made with respect to such dividend, would cause such holder’s after-tax return (taking into account both the dividend and the Additional Dividend and assuming such holder is taxable at the Gross-Up Tax Rate) to be equal to the after-tax return which the holder would have realized if such retroactive allocation of taxable income had not been made. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that no holder of Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the fund, and (iii) assuming that the holder of the Preferred Share in respect of which a Retroactive Taxable Allocation was made is taxable at the Gross-Up Tax Rate. An Additional Dividend will not include any amount to account for the fact that either the Additional Dividend or the Retroactive Taxable Allocation may be subject to state and local taxes. Except as provided in this section, the fund will not distribute any additional amounts with respect to dividends previously paid to holders of Preferred Shares.

Special Dividends. The fund may declare Special Dividends on Preferred Shares in order to comply with any distribution requirements of the Code, and thereby avoid the incurrence by the fund of any income or excise tax under the Code, provided that the declaration of a Special Dividend shall not cause the fund to fail to maintain the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage. See “Taxation of Preferred Shares.”

Applicable Dividend Rate. Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period will not exceed the applicable Maximum Dividend Rate. The Maximum Dividend Rate for Preferred Shares will depend on the credit rating or ratings assigned to such shares. The Maximum Dividend Rate for any Dividend Period will be the Applicable Percentage (specified below) of the Reference Rate on the applicable Remarketing Date. “Reference Rate” means (i) with respect to a Dividend Period having 28 or fewer days, the higher of the applicable “AA” Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable “AA” Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 365 days, the U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate. The “Applicable Percentage” on any Remarketing Date will be determined based on (i) the lower of the credit rating or ratings assigned on such date to Preferred Shares by Moody’s and S&P (or if Moody’s or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the fund has provided to the Remarketing Agent prior to the Remarketing establishing the Applicable Dividend Rate notification that net capital gain or other income subject to regular federal income tax will be included in a dividend on Preferred Shares during such Dividend Period as follows:

		Applicable Percentage of	Applicable Percentage of
		Reference Rate —	Reference Rate —
Moody’s	S&P	No Tax Notification	No Tax Notification

“Aa3” or higher	AA- or higher	110%	150%

“A3” to “A1”	A- to A+	125%	160%

“Baa3” to “Baa1”	BBB- to BBB+	150%	250%

Below “Baa3”	Below BBB-	200%	275%

The Applicable Dividend Rate for any Dividend Period commencing during any Non-Payment Period, and the rate to calculate any applicable late charge will generally be 200% of the applicable Reference Rate (or 275% of such rate if the fund has provided a Tax Notification to the Remarketing Agent with respect to that Dividend Period).

Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividend. Dividends paid by the fund, to the extent paid from tax-exempt interest earned on tax-exempt securities and properly designated as exempt-interest dividends, will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. The IRS has taken the position in a published ruling that the fund is required for each taxable year to allocate net capital gain and other income subject to regular federal income tax, if any, proportionately between its common shares and the Preferred Shares in accordance with the percentage of total fund distributions received by each such class of shares with respect to such year. For example, the fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common shares and Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by law. Whenever the fund intends to include any net capital gain or other income subject to regular federal income tax in a dividend on Preferred Shares solely because the fund, in its judgment, believes it is required, in order to comply with the published position of the IRS, to allocate taxable income to such shares, the fund may notify the Remarketing Agent of the amount to be so included at least five Business Days prior to the Remarketing Date on which the Applicable Dividend Rate for such dividend is to be established. Alternatively, if the fund has not provided the notice referred to in the preceding sentence, and nevertheless intends to include such income in a dividend on Preferred Shares solely because the fund, in its judgment, believes it is required, in order to comply with the published position of the IRS, to allocate such income to Preferred Shares, it will (i) increase the dividend by an amount such that the return to a holder of Preferred Shares with respect to such dividend (as so increased and after giving effect to federal income tax at the Gross-Up Tax Rate) equals the Applicable Dividend Rate and (ii) notify the Paying Agent of the additional amount to be included in the dividend at least five Business Days prior to the applicable Dividend Payment Date. In the event the fund has provided notice of an inclusion of taxable income in an upcoming dividend on Preferred Shares as referred to above, yet, after giving such notice the fund intends to include additional taxable income in such dividend solely because, in the judgment of the fund, it is required to do so in order to comply with the IRS’s published ruling, the fund will (i) increase the dividend by an amount such that the return to a holder of Preferred Shares with respect to such dividend (as so increased and after giving effect to federal income tax at the Gross-Up Tax Rate) shall equal the return such holder of Preferred Shares would have received, after application of federal income tax, if such additional amount of taxable income had not been included in such dividend (and such dividend had not been increased to take account of any additional taxable income) and (ii) notify the Paying Agent of the additional amount to be included in the dividend at least five Business Days prior to the applicable Dividend Payment Date. Neither the underlying dividend nor the additional amounts referred to in the two preceding sentences will be increased to compensate for the fact that they may be subject to state and local taxes.

The “Gross-Up Tax Rate” shall be equal to the sum of (i) the percentage of the taxable income included in the dividend that is taxable for federal income tax purposes as ordinary income, multiplied by the greater of (A) the highest marginal federal corporate income tax rate (without regard to the phase-out of graduated rates) applicable to ordinary income and (B) the highest marginal federal individual income tax rate applicable to ordinary income (including any surtax but without regard to any phase-out of personal exemptions or any limitation on itemized deductions), and (ii) the percentage of the taxable income included in the dividend that is taxable for federal income tax purposes as long-term capital gain, multiplied by the greater of (A) the highest marginal federal corporate income tax rate (without regard to the phase-out of graduated rates) applicable to long-term capital gain and (B) the highest marginal federal individual income tax rate applicable to long-term capital gain (including any surtax but without regard to any phase-out of personal exemptions or any limitation on itemized deductions). If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to federal income tax, the fund will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Additional Dividends payable under the circumstances described in this Appendix C). The fund will not be required to provide any notice of the prospective inclusion of, or increase any dividend on Preferred Shares as a result of the inclusion of, any taxable income in any dividend (other than in the circumstances described above and in the circumstances under which the fund is required to pay Additional Dividends). No provision will be made to compensate holders of Preferred Shares for any federal alternative minimum tax liability in respect of distributions on Preferred Shares. See “Dividends and Dividend Period-Additional Dividends.”

Remarketing

The Bylaws provide that the Applicable Dividend Rate for each Preferred Share for each Dividend Period therefor (except the Initial Dividend Period) will be (i) unless such Dividend Period commences during a Non-Payment Period, equal to the lower of (a) the rate of dividend per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period pursuant to the remarketing procedures set forth in the Bylaws and (b) the Maximum Dividend Rate or (ii) if such Dividend Period commences during a Non-Payment Period, equal to the Non-Payment Period Rate.

Prospective purchasers should carefully review the remarketing procedures described below and should note that (i) an election to tender Preferred Shares cannot be revoked except as provided in the Bylaws and as more fully described herein, (ii) each Remarketing will be conducted through telephonic communications, (iii) settlement for purchases and sales in a Remarketing will be made on the Settlement Date, and (iv) each prospective purchaser and each beneficial owner of Preferred Shares will be bound by the remarketing procedures, including the Remarketing Agent’s determination of the Applicable Dividend Rate pursuant to the remarketing procedures.

Remarketing Schedule. Each Remarketing for Preferred Shares will take place over a two-Business Day period consisting of the Remarketing Date and the Settlement Date. An example of the time sequence of the events in a normal remarketing schedule is provided in Exhibit C-1 hereto. The first Remarketing Date for the Preferred Merger Shares will be the last day of the Initial Dividend Period.

Remarketing Date. By 9:00 am., New York City time, on such Remarketing Date, the Remarketing Agent will, after canvassing the market and considering prevailing market conditions at the time for such shares and similar securities, provide to beneficial owners of such shares non-binding indications of the Applicable Dividend Rate for the next succeeding 28-day Dividend Period (in the case of Series A Preferred Shares), 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or Special Dividend Period, as the case may be.

THE ACTUAL APPLICABLE DIVIDEND RATE FOR SUCH DIVIDEND PERIOD MAY BE GREATER THAN OR LESS THAN THE RATE INDICATED IN SUCH NON-BINDING INDICATIONS (BUT NOT GREATER THAN THE APPLICABLE MAXIMUM DIVIDEND RATE) AND WILL NOT BE DETERMINED UNTIL AFTER A BENEFICIAL OWNER IS REQUIRED TO ELECT TO HOLD OR TENDER ITS PREFERRED SHARES AND A NEW PURCHASER IS REQUIRED TO AGREE TO PURCHASE PREFERRED SHARES.

By 12:00 noon, New York City time, on any Remarketing Date, each beneficial owner of Preferred Shares subject to Tender and Dividend Reset must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 per share (in the case of Series B Preferred and Series C Preferred Shares) or to continue to hold such share for the next 28-day Dividend Period (in the case of Series A Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or, if applicable, the designated Special Dividend Period. Beneficial owners who do not provide such notice shall be deemed to have elected (i) to hold all their Preferred Shares if the current Dividend Period and succeeding Dividend Period is a 28-day Dividend Period (in the case of Series A

Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or a Special Dividend Period of 60 days or less, and (ii) to tender all their Preferred Shares if the current Dividend Period or succeeding Dividend Period is a Special Dividend Period of more than 60 days. Any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period is irrevocable and may not be conditioned upon the level at which Applicable Dividend Rates are set. Any notice of tender or to hold shares may not be revoked, except that the Remarketing Agent may, in its sole discretion, (i) at the request of a tendering beneficial owner that has tendered one or more Preferred Shares to the Remarketing Agent, waive such beneficial owner’s tender, and thereby enable such beneficial owner to continue to hold such share(s) for the next 28-day Dividend Period (in the case of Series A Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or a designated Special Dividend Period, as agreed to by the beneficial owner and the Remarketing Agent at such time, so long as such tendering beneficial owner has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agent’s being able to remarket all shares tendered to it in such Remarketing, and (ii) at the request of a benefi-cial owner that has elected to hold one or more of its Preferred Shares, waive such beneficial owner’s election with respect thereto, such waiver to be contingent upon the Remarketing Agent’s being able to remarket all shares tendered to it in such Remarketing.

There can be no assurance that the Remarketing Agent will be able to remarket all Preferred Shares tendered in a Remarketing. If any Preferred Shares tendered in a Remarketing are not remarketed, a beneficial owner thereof may be required to hold some or all of its shares at least until the end of the next Dividend Period therefor or to sell its shares outside a Remarketing. If the Remarketing Agents are unable to remarket all tendered Preferred Shares, the remarketing procedures may require an allocation of Preferred Shares on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, which may result in a beneficial owner selling a number of Preferred Shares that is less than the number of Preferred Shares specified in such beneficial owner’s tender order. Thus, under certain circumstances, Preferred Shares may be illiquid investments.

Settlement Date. On a Settlement Date for Preferred Shares, which will be the first Business Day following the related Remarketing Date and which will be the first day of the new Dividend Period, each person purchasing Preferred Shares as a result of a Remarketing must pay, or cause its Agent Member to pay on its behalf, the purchase price against delivery of such shares by the beneficial owner thereof or its Agent Member.

Settlement for purchases and sales of Preferred Shares in a Remarketing will generally be made with respect to each Preferred Share through the Securities Depository on the related Settlement Date therefor, in accordance with its normal procedures, which provide for payment in same-day funds.

Preferred Shares tendered in a Remarketing will be purchased solely out of the proceeds received from purchasers of Preferred Shares in such Remarketing. Neither the fund, nor the Paying Agent nor the Remarketing Agent will be obligated to provide funds to make payment upon any beneficial owner’s tender in a Remarketing unless, in the case of each of the Paying Agent or the Remarketing Agent, the shares are purchased for its own account. Tendered Preferred Shares will also be subject to purchase in a Remarketing by the Remarketing Agent for its own account or as nominee for others, although the Remarketing Agent is not obligated to purchase any shares.

Remarketing Agent. The Remarketing Agent for the outstanding Preferred Shares of the fund and for the Preferred Merger Shares, is Merrill Lynch, Pierce, Fenner & Smith Incorporated (and any additional or successor companies or entities, if any, which have entered into an agreement with the fund to follow the remarketing procedures for the purpose of determining the Applicable Dividend Rate). The fund has entered into a Remarketing Agreement with the Remarketing Agent which will provide, among other things, that the Remarketing Agent will follow certain procedures for remarketing Preferred Shares on behalf of beneficial owners thereof as provided in the Bylaws for the purpose of determining the Applicable Dividend Rate that will enable the Remarketing Agent to remarket Preferred Shares tendered to it at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 per share (in the case of Series B Preferred Shares and Series C Preferred Shares) for a 28-day Dividend Period (in the case of Series A Preferred Shares), a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or a Special Dividend Period, as the case may

be. Each periodic operation of such procedures with respect to Preferred Shares is referred to as a “Remarketing.” Under certain circumstances, Preferred Shares tendered in a Remarketing may be tendered or purchased by the Remarketing Agent for its own account. See “Remarketing Procedures.”

Restriction on Transfer

General. The Paying Agent will maintain a record of certain beneficial owners of Preferred Shares for purposes of determining such owners entitled to participate in Remarketings and for certain other purposes. The Paying Agent will only record transfers of such beneficial ownership, in a Remarketing or otherwise, of which it is notified in accordance with its procedures in effect from time to time.

Book Entry Only. DTC currently acts as Securities Depository for the Agent Members with respect to Preferred Shares. Except as discussed below, as long as DTC is the Securities Depository, one certificate for the outstanding Preferred Shares will be registered in the name of Cede as nominee of the Securities Depository, and Cede will be the holder of record of all Preferred Shares. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions contained in the Bylaws. Unless the fund shall have waived this requirement during a Non-Payment Period, Preferred Shares may be held only in book entry form through the Securities Depository (which, either directly or through a nominee, will be the registered owner of Preferred Shares as described above), and the fund will issue stop-transfer instructions to the Paying Agent for the Preferred Shares to this effect. If the fund shall have waived the foregoing requirement during a Non-Payment Period, a holder of Preferred Shares may obtain a certificate or certificates for such shares. The fund is advised that DTC is a New York-chartered limited purpose trust company, which performs services for its participants (including the Agent Members), some of which (and/or their representatives) own DTC. The fund is advised further that DTC maintains lists of its participants and will maintain as record holder the positions (beneficial ownership interests) held by each Agent Member in the Preferred Shares, whether such Agent Member is a holder for its own account or as a nominee for another holder. The fund shall have no obligation, including without limitation any obligation to provide notice or to make any payment (in respect of any dividend or otherwise) to any person (including without limitation any holder of any beneficial interest in Preferred Shares, whether or not such interest is reflected on the share transfer books of the Paying Agent) other than the holders of record of the Preferred Shares shown on the share transfer books of the Paying Agent from time to time. The share transfer books of the fund as kept by the Paying Agent shall be conclusive as to who is the holder of record of any Preferred Shares at any time and as to the number of Preferred Shares held from time to time by any such holder. No Remarketing Agent, Paying Agent, Securities Depository, or Agent Member will have any obligation to any person having any interest in any Preferred Share other than the beneficial owner thereof. The Paying Agent shall have no obligation to record any transfer of record or beneficial ownership in any share unless and until it shall have received proper notice and evidence of such transfer and the right of the transferee in accordance with the Paying Agent’s procedures in effect from time to time.

The fund intends that any certificate for Preferred Shares will bear a legend to the effect that such certificate is issued subject to certain provisions restricting transfers of such shares.

Remarketing Procedures

Tender by Beneficial Owners. Each share of Preferred Shares is subject to Tender and Dividend Reset only on the relevant Remarketing Date at the end of each Dividend Period applicable to such share. Except during a Non-Payment Period, by 12:00 noon New York City time, on the Remarketing Date in the Remarketing at the end of each Dividend Period, the beneficial owner of a Preferred Share may elect to tender such share or hold such share for the next Dividend Period. If the beneficial owner of such Preferred Share elects to hold such share, such beneficial owner shall hold such Preferred Share at the Applicable Dividend Rate for a 28-day Dividend Period (in the case of Series A Preferred Shares), a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or a Special Dividend Period if the succeeding Dividend Period with respect to such share has been designated by the Trustees as a Special Dividend Period, provided that, except during a Non-Payment Period if (i) there is no Remarketing Agent, (ii) the Remarketing Agent is not required to conduct a Remarketing or (iii) the Remarketing Agent is unable to remarket in the Remarketing on such Remarketing Date all such Preferred Shares tendered (or deemed tendered) to it at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 per share (in the case of Series B Preferred Shares and Series C

Preferred Shares), then the Applicable Dividend Rate for the subsequent Dividend Period and for each subsequent Dividend Period in which no Remarketing takes place because of the foregoing shall be the applicable Maximum Dividend Rate for a 28-day Dividend Period (in the case of Series A Preferred Shares) or a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) and the next Dividend Period and each subsequent Dividend Period shall be a 28-day Dividend Period (in the case of Series A Preferred Shares) or a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares).

Preferred Shares may be tendered only in a Remarketing which commences on the Remarking Date immediately prior to the end of the current Dividend Period with respect thereto as described above in “ Remarketing — Remarketing Date.”

When Preferred Shares are tendered in a Remarketing therefor, the Remarketing Agent is required to use its best efforts to remarket such tendered shares on behalf of the beneficial owners thereof, but there can be no assurance that the Remarketing Agent will be able to remarket all Preferred Shares tendered. Each benefi-cial owner’s right to tender Preferred Shares in a Remarketing therefor is limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) shares tendered have not been called for redemption, and (iii) the Remarketing Agent is able to find purchasers for tendered Preferred Shares at an Applicable Dividend Rate for a 28-day Dividend Period (in the case of Series A Preferred Shares), 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or a designated Special Dividend Period, as the case may be, not in excess of any applicable Maximum Dividend Rate. If the Remarketing Agent is unable to find a purchaser or purchasers for all Preferred Shares tendered in a Remarketing therefor, the shares to be sold in such Remarketing will be selected either pro rata or by lot from among all the tendered shares. Each purchase or sale in a Remarketing will be made for settlement on the related Settlement Date. There can be no assurance that the Remarketing Agent will be able to remarket all Preferred Shares tendered in a Remarketing therefor. If any Preferred Shares so tendered are not remarketed, a beneficial owner thereof may be required to continue to hold some or all of its shares until at least the end of the next Dividend Period therefor or to sell such shares outside a Remarketing.

Tendered Preferred Shares will also be subject to purchase in a Remarketing therefor by the Remarketing Agent. If the Remarketing Agent holds Preferred Shares for its own account after a Remarketing, it is required to establish an Applicable Dividend Rate in such Remarketing that is no higher than the Applicable Dividend Rate that would have been set if the Remarketing Agent did not hold or had not purchased such shares. The Remarketing Agent may purchase Preferred Shares for its own account in a Remarketing only if the Remarketing Agent purchases for its own account or the account of others all tendered (or deemed tendered) Preferred Shares subject to Tender and Dividend Reset but not sold to other purchasers in such Remarketing. The Remarketing Agent is not obligated to purchase any Preferred Shares that would otherwise remain unsold in a Remarketing. If the Remarketing Agent holds any Preferred Shares immediately prior to a Remarketing and if all other Preferred Shares subject to Tender and Dividend Reset and tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell in such Remarketing such number of its shares which are subject to Tender and Dividend Reset as there are outstanding orders to purchase that have not been filled by shares tendered for sale on behalf of accounts other than that of the Remarketing Agent. Neither the fund, nor the Paying Agent nor the Remarketing Agent will be obligated in any case to provide funds to make payment to any beneficial owner upon such beneficial owner’s tender of its Preferred Shares in any Remarketing. If the Remarketing Agent purchases Preferred Shares in the secondary market or in a Remarketing, it may be in the position of holding for its own account or as nominee for others Preferred Shares subject to Tender and Dividend Reset in a Remarketing at the time it determines the Applicable Dividend Rate in such Remarketing and may tender such shares in such Remarketing.

Applicable Dividend Rates. By 3:00 p.m. New York City time, on each Remarketing Date, the Remarketing Agent will determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next 28-day Dividend Period (in the case of Series A Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or, if designated, a Special Dividend Period. The Applicable Dividend Rate for Preferred Shares will be determined by the Remarketing Agent in its sole discretion and will be conclusive and binding on the fund and all beneficial owners of Preferred

Shares. In determining such Applicable Dividend Rate, the Remarketing Agent will, after taking into account market conditions as reflected in the prevailing dividend yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rates to beneficial owners and potential purchasers of Preferred Shares, (i) consider the number of Preferred Shares tendered in the applicable Remarketing and the number of Preferred Shares prospective purchasers are willing to purchase and (ii) contact by telephone or otherwise current and prospective beneficial owners of the Preferred Shares subject to Tender and Dividend Reset to ascertain the dividend rates at which they would be willing to hold such shares.

If no Applicable Dividend Rate shall have been established on a Remarketing Date for the next 28-day Dividend Period (in the case of Series A Preferred Shares), 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares), or Special Dividend Period, if any, for any reason (other than because there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement or the Remarketing Agent is unable to remarket on the Remarketing Date all Preferred Shares tendered (or deemed tendered) to it at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 per share (in the case of Series B Preferred Shares and Series C Preferred Shares)), then the Remarketing Agent, in its sole discretion, shall, if necessary and except during a Non-Payment Period, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, determine the Applicable Dividend Rate that would be the rate per annum that would be the initial dividend rate fixed in an offering on such Remarketing Date, assuming in each case a comparable dividend period, issuer and security. If a Remarketing for Preferred Shares does not take place because there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing all such Preferred Shares tendered (or deemed tendered) to it at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares), then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period for such shares will be the applicable Maximum Dividend Rate for a 28-day Dividend Period (in the case of Series A Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) and such subsequent Dividend Period shall be a 28-day Dividend Period (in the case of Series A Preferred Shares) or a 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares).

Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period for Preferred Shares will not be more than the Maximum Dividend Rate applicable to such shares.

The Maximum Dividend Rate for Preferred Shares will be the “Applicable Percentage” of the Reference Rate. The Remarketing Agent will round each Maximum Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths (0.0005) of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Remarketing Agent will not round the applicable Reference Rate as part of its calculation of any Maximum Dividend Rate.

Allocation of Shares; Failure to Remarket. If, in a Remarketing of the Preferred Shares, the Remarketing Agent is unable to remarket by 3:00 p.m., New York City time, on the Remarketing Date all Preferred Shares tendered to it in such Remarketing at a price of $50,000 per share (in the case of Series A Preferred Shares) or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares), (i) each beneficial owner that tendered shares for sale will sell a number of Preferred Shares on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based on the number of orders to purchase Preferred Shares in such Remarketing, and (ii) the Applicable Dividend Rate for the next Dividend Period will be the Maximum Dividend Rate for a 28-day Dividend Period (in the case of Series A Preferred Shares) or 7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares).

If the allocation procedures described above would result in the sale of a fraction of a Preferred Share, the Remarketing Agent will, in its sole discretion, round up or down the number of Preferred Shares sold by each beneficial owner on the applicable Remarketing Date so that each share sold by each beneficial owner shall be a whole Preferred Share, and the total number of shares sold equals the total number of shares purchased on such Remarketing Date.

Notification of Results; Settlement. By telephone at approximately 3:30 p.m., New York City time, on each Remarketing Date with respect to Preferred Shares, the Remarketing Agent will advise each beneficial owner of tendered Preferred Shares and each purchaser thereof (or the Agent Member thereof) (i) of the number of shares such beneficial owner or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each beneficial owner or purchaser that is to continue to hold, or to purchase, shares with a Dividend Period beginning on the Business Day following such Remarketing Date of the Applicable Dividend Rate.

The transactions described above will be executed on the Settlement Date through the Securities Depository in accordance with the Securities Depository’s procedures, and the accounts of the respective Agent Members of the Securities Depository will be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of Preferred Shares, in each case as determined in the related Remarketing. Purchasers of Preferred Shares will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book entry of Preferred Shares through their Agent members. The Securities Depository will make payment in accordance with its procedures, which currently provide for payment in same-day funds. If the certificates for Preferred Shares are not held by the Securities Depository or its nominee, payment with respect to such shares will be made in same-day funds to the Paying Agent against delivery of such certificates.

If any beneficial owner selling Preferred Shares in a Remarketing fails to deliver such shares, the Agent Member of such selling beneficial owner and of any other person that was to have purchased Preferred Shares in such Remarketing may deliver to any such other person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Agent Member. Delivery of such lesser number of Preferred Shares will constitute good delivery of such number of shares.

As long as the Securities Depository or Cede or any other nominee therefor holds the certificate or certificates representing the Preferred Shares, no share certificates will need to be delivered by any selling beneficial owner to reflect any transfer of Preferred Shares effected in a Remarketing.

The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing of Preferred Shares so long as any such modification does not adversely affect any holders of such shares.

Redemption

Optional Redemption. The fund may at its option, to the extent permitted by the 1940 Act and after giving the requisite Notice of Redemption, redeem shares of any series of Preferred Shares, in whole or in part, on the next succeeding scheduled Dividend Payment Date applicable to those Preferred Shares called for redemption, out of funds legally available therefor, at the Optional Redemption Price per share; provided that no Preferred Share may be redeemed at the option of the fund during (i) the Initial Dividend Period with respect to such share or (ii) a Non-Call Period to which such share is subject; provided further that optional redemptions pursuant to this paragraph shall not cause the fund to fail to maintain S&P Eligible Assets and Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (an “Optional Redemption”). For so long as S&P rates any series of the Preferred Shares, the fund may not give a Notice of Redemption relating to an optional redemption as described in this paragraph unless, at the time of giving such Notice of Redemption, the fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Discounted Value not less than the amount due by reason of the redemption of Preferred Shares of such series on such redemption date.

Mandatory Redemption. The fund will be required to redeem, out of funds legally available thereof, at the Mandatory Redemption Price, certain of the Preferred Shares, to the extent permitted under the 1940 Act, if the fund fails to maintain S&P Eligible Assets and Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein referred to as a

“Cure Date”), as the case may be (a “Mandatory Redemption”). The number of Preferred Shares to be redeemed will be equal to the lesser of (a) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on such Cure Date, together with all other shares of beneficial interest of the fund having preference rights subject to redemption or retirement, would result in the satisfaction of the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of all series of Preferred Shares the redemption of which would have such result, all shares of all series of Preferred Shares then outstanding will be redeemed), and (b) the maximum number of Preferred Shares, together with all other shares of beneficial interest of the fund having preference rights subject to redemption and retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among shares of all series of Preferred Shares and other shares of beneficial interest having preference rights subject to redemption and retirement provisions similar to those contained in this paragraph.

The fund is required to effect such a Mandatory Redemption not later than 35 days after such Cure Date, except that if the fund does not have funds legally available for the redemption of all of the required number of Preferred Shares which are subject to Mandatory Redemption or the fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the fund will redeem those Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

Any Preferred Share will be subject to Mandatory Redemption regardless of whether such share is subject to a Non-Call Period, provided that Preferred Shares subject to a Non-Call Period will only be subject to redemption to the extent that other Preferred Shares (not subject to a Non-Call Period) are not available to satisfy the number of shares required to be redeemed. In such event, such shares subject to a Non-Call Period will be selected for redemption in an ascending order of outstanding Non-Call Period (with shares with the lowest number of days remaining in the Non-Call Period to be called first) and by lot in the event of shares having equal outstanding Non-Call Periods.

Allocation. If fewer than all the outstanding Preferred Shares are to be redeemed, the number of Preferred Shares to be so redeemed will be a whole number of shares and will be determined by the Trustees (subject to the provisions described above under “Redemption”), provided that (i) no such Preferred Share will be subject to optional redemption on any Dividend Payment Date during a Non-Call Period to which it is subject and (ii) Preferred Shares subject to a Non-Call Period will be subject to Mandatory Redemption on the basis described above under “Redemption.” Unless certificates representing Preferred Shares are held by holders other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such Notice of Redemption, will determine by lot (or otherwise in accordance with procedures in effect at that time) the number of Preferred Shares to be redeemed from the account of each Agent Member (which may include an Agent Member, including the Remarketing Agent, holding shares for its own account) and notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares of each series of Preferred Shares to be redeemed from the accounts of the beneficial owners of the shares whose Agent Members have been selected by the Securities Depository and give notice to the Remarketing Agent. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some beneficial owners, which may include the Remarketing Agent, without shares being redeemed from the accounts of other beneficial owners. Notwithstanding the foregoing, if any certificates representing Preferred Shares are not held by the Securities Depository or its nominee, the Preferred Shares to be redeemed will be selected by the Paying Agent by lot.

Notice of Redemption. Any Notice of Redemption with respect to Preferred Shares will be given by the fund via telephone to the Paying Agent, the Securities Depository (and any other registered holder of such shares) and the Remarketing Agent not later than 1:00 p.m., New York City time (and later confirmed in writing), (i) in the case of an optional redemption, not less than 20 nor more than 30 days prior to the earliest date upon which any such redemption may occur and, (ii) in the case of a mandatory redemption, not less than 20 nor more than 30 days prior to the redemption date established by the Trustees and specified in such notice. In the case of a partial redemption, the Paying

Agent will use its reasonable efforts to provide telephonic notice to each beneficial owner of Preferred Shares called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed (as described above) (or, during a Non-Payment Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives Notice of Redemption from the fund). Such telephonic notice will be confirmed promptly in writing to each such ben-eficial owner of Preferred Shares called for redemption, the Remarketing Agent and the Securities Depository not later than the close of business on the Business Day immediately following the day on which the Paying Agent determines the shares to be redeemed. In the case of a redemption in whole, the Paying Agent will use its reasonable efforts to provide telephonic notice to each beneficial owner of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives a Notice of Redemption from the fund. Such telephonic notice will be confirmed promptly in writing to each beneficial owner of Preferred Shares called for redemption, the Remarketing Agent and the Securities Depository not later than the close of business on the second Business Day following the day on which the Paying Agent receives notice of redemption.

Every Notice of Redemption and other redemption notice with respect to the Preferred Shares will state: (i) the redemption date, (ii) the number of Preferred Shares to be redeemed, (iii) the redemption price, (iv) that dividends on the Preferred Shares to be redeemed will cease to accumulate as of such redemption date, and (v) the provision of the Agreement and Declaration of Trust or the Bylaws pursuant to which such Preferred Shares as are being redeemed. In addition, Notice of Redemption given to a beneficial owner by the Paying Agent shall state the CUSIP number, if any, of the Preferred Shares to be redeemed and the manner in which the beneficial owner of such shares may obtain payment of the redemption price. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. The Paying Agent will use its reasonable efforts to cause the publication of a Notice of Redemption in an Authorized Newspaper within two Business Days of the date of the Notice of Redemption, but failure so to publish such notification will not affect the validity or effectiveness of any such redemption proceedings.

Other Redemption Procedures. To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the fund shall have failed, for any reason whatsoever, to deposit with the Paying Agent funds with respect to any shares for which such Notice of Redemption has been given.

Upon the giving of Notice of Redemption and the deposit of sufficient funds necessary for such redemption with the Paying Agent, the Preferred Shares called for redemption shall no longer be deemed outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for Additional Dividends described above under “Dividends and Dividend Periods — Additional Dividends”). The fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which holders of Preferred Shares called for redemption may be entitled. The fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Any funds that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the fund, after which time the holders of Preferred Shares so called for redemption will look only to the fund for payment of the redemption price and all other amounts to which they may be entitled. So long as S&P rates an series of Preferred Shares, if any such unclaimed funds are repaid to the fund, the fund shall invest such unclaimed funds in Deposit Securities with a maturity of no more than one Business Day until such time as there are no unclaimed funds.

Except as described above with respect to redemptions, nothing contained in the Bylaws limits any legal right of the fund or any affiliate of the fund to purchase or otherwise acquire any Preferred Shares at any price.

Any Preferred Shares which have been redeemed, purchased or otherwise acquired by the fund or any affiliate thereof may be resold if, after the resale, the fund has Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

The fund has the right in certain circumstances to arrange for others to purchase from the holders thereof Preferred Shares which are to be redeemed as described above.

The Remarketing Agent may, in its sole discretion, modify the procedures concerning notification of redemption described above with respect to Preferred Shares so long as any such modification does not adversely affect the holders of the Preferred Shares or materially alter the obligation of the Paying Agent without obtaining its consent and so long as the fund receives written confirmation from S&P or Moody’s that any such modifications would not impair the ratings then assigned by S&P or Moody’s to the Preferred Shares.

Liquidation/Bankruptcy

Upon a liquidation, dissolution or winding up of the affairs of the fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled, whether from capital or surplus, before any assets of the fund will be distributed among or paid over to the holders of the common shares or any other class or series of shares of the fund ranking junior to the Preferred Shares as to liquidation payments, to be paid the amount of $50,000 per share (in the case of Series A Preferred Shares) and $25,000 per share (in the case of Series B Preferred Shares and Series C Preferred Shares), as the case may be, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to but excluding the date of final distribution, in same-day funds. After any such payment, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets of the fund, except to the extent that they may be entitled to Additional Dividends to the extent provided above in “Dividends and Dividend Periods — Additional Dividends.” If, upon any such liquidation, dissolution or winding up of the fund, the assets of the fund shall be insufficient to make such full payments to the holders of Preferred Shares and to the holders of any shares of beneficial interest of the fund having preference rights ranking as to liquidation, dissolution or winding up on a parity with the Preferred Shares, then such assets will be distributed among the holders of Preferred Shares and such parity holders ratably in accordance with the respective amounts which would by payable on such Preferred Shares and any other such preferred shares if all amounts thereof were paid in full. Neither the consolidation nor the merger of the fund with or into any entity or entities nor a reorganization of the fund alone nor the sale, lease or transfer by the fund of all or substantially all of its assets shall be deemed to be a dissolution or liquidation of the fund.

Voting Rights

Except as indicated in this Appendix C or except as expressly required by applicable law, the Agreement and Declaration of Trust or Bylaws, each holder of Preferred Shares and, each holder of common shares shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the fund, and the holders of outstanding Preferred Shares and of common shares shall vote together as a single class.

Holders of Preferred Shares, voting as a class, will be entitled to elect two of the fund’s Trustees, each Preferred Share entitling the holder thereof to one vote, and the remaining Trustees will be elected by holders of the common shares and the Preferred Shares voting together as a single class. If at any time (i) accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the fund’s outstanding Preferred Shares equal to at least two full years’ dividends thereon shall be due and unpaid and sufficient cash or securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends, or (ii) holders of preferred shares of the fund (other than the Preferred Shares) are entitled to elect a majority of the Trustees of the fund, then the number of Trustees shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares as described above, would constitute a majority of the Trustees as so increased and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease (subject always to revesting in the event of the further occurrence of the circumstances described above), and the terms of office of all the additional Trustees elected by the holders of Preferred Shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote along with the holders of Preferred Shares or the two Trustees the holders of Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting separately as a class, would be required to (i) authorize, create or issue, increase or decrease the authorized or issued amount of, any class or series of shares of beneficial interest ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or increase or decrease the number of authorized Preferred Shares; (ii) amend, alter or repeal any of the provisions of the fund’s Agreement and Declaration of Trust and the Bylaws so as to affect materially and adversely any preference, right or power of such Preferred Shares or the holders thereof; or (iii) take any other action requiring a vote of security holders under Section 18(a)(2)(D) of the 1940 Act including, among other things, changes in the investment restrictions of the fund. The foregoing voting provisions will not apply if, at or prior to the time when the vote is required, all outstanding Preferred Shares shall have been redeemed or shall no longer be deemed to be outstanding.

Repurchase of Shares

Shares of closed-end investment companies often trade at a discount to their net asset values, and the fund’s common shares may likewise trade at a discount to their net asset value. The market price of the fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the fund’s net asset value, general market and economic conditions, and other factors beyond the control of the fund. Although the fund’s common shareholders will not have the right to redeem their shares, the fund may take action to repurchase common shares in the open market or make tender or repurchase offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. The fund’s ability to repurchase or to tender for its common shares may be limited by asset coverage requirements and other restrictions in respect of the Preferred Shares outstanding at the time. There is no assurance that if action is undertaken to repurchase or tender for common shares, that such action will result in the common shares’ trading at a price which approximates their net asset value. Although common share repurchases and tenders could have a favorable effect on the market price of the fund’s common shares, it should be recognized that the acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, have the effect of increasing the fund’s expense ratio. Any common share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. If the fund were to make a tender or repurchase offer for its common shares, shareholders would receive any notice thereof required by applicable law, including any required information describing the offer and the means by which shareholders might submit their common shares.

Ratings

It is a condition of the merger that the Preferred Merger Shares be issued with a rating of “Aaa” from Moody’s and AAA from S&P.

Rating Agency Guidelines

The composition of the fund’s portfolio will reflect guidelines established by Moody’s and S&P in connection with the fund’s receipt of a rating for such shares on their date of original issue of at least “Aaa” by Moody’s and AAA by S&P. The credit ratings of Preferred Shares could be reduced while an investor holders Preferred Shares. A decrease in the rating of the Preferred Shares may reflect a reduction in the fund’s ability to pay dividends and/or the redemption price and liquidation value in respect of the Preferred Shares in accordance with the terms of the Preferred Shares. Moody’s and S&P, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described under “Asset Maintenance” and in Exhibit C-2 have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are generally designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines include a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

In addition, the fund is prohibited from engaging in the following transactions unless it has received written confirmation from Moody’s and S&P that any such action would not impair the ratings then assigned by Moody’s and S&P to Preferred Shares: (i) borrow any money except as may be necessary for the clearance of purchases and sales of portfolio securities and which borrowings shall be repaid within 60 days and not be extended or renewed (provided that no such borrowing will be permitted unless the fund, after giving effect to such borrowing maintains Moody’s Eligible Assets and S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount); (ii) lend portfolio securities; (iii) designate a new Pricing Service; (iv) engage in short sales; (v) merge or consolidate with any other entity; (vi) engage in reverse repurchase agreements; or (vii) issue a class or series of shares of beneficial interest ranking prior to or on a parity with Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation. The fund must also give Moody’s and S&P prompt written notice of the following circumstances: (i) any change in the Agreement and Declaration of Trust or Article 12 (“Shares of Beneficial Interest”) of the Bylaws; (ii) any failure to declare or pay any dividend on the Preferred Shares; (iii) any mandatory Redemption or optional Redemption; (iv) any assumption of control of the Trustees by the holders of Preferred Shares pursuant to the voting rights described above under “Voting”; (v) in the event the fund shall not be a party to a pricing services agreement and dealer quotes on assets are not available; (vi) in the event that the Applicable Dividend Rate equals or exceeds 95% of the applicable Reference Rate; (vii) any person owning of record more than 5% of the fund’s common shares; (viii) a change in IRS rules on Additional Dividends relating to the operation of the fund; or (ix) Putnam Management is no longer the fund’s investment adviser.

Asset Maintenance

The fund will be required to satisfy a number of asset maintenance requirements under the terms of the Bylaws. These requirements are summarized below.

1940 Act Preferred Shares Asset Coverage. The fund will be required under the Bylaws to maintain as of the last Business Day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to outstanding senior securities which are shares, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common shares) (“1940 Act Preferred Shares Asset Coverage”). If the fund fails to maintain 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the month following the date of such failure (the “1940 Act Cure Date”), the fund will be required under certain circumstances to redeem certain of the Preferred Shares. See “Redemption.”

Preferred Shares Basic Maintenance Amount. In connection with their respective ratings of the Preferred Shares, Moody’s and S&P have each established asset coverage guidelines which are incorporated into the Bylaws to ensure the payment of the liquidation preference and the fund’s other obligations in respect of its outstanding Preferred Shares. These guidelines require the fund among other things to maintain investment-grade assets with a value (discounted in accordance with each rating agency’s guidelines) equal to the Preferred Shares Basic Maintenance Amount. These guidelines impose restrictions on the securities in which the fund may invest, limit the fund’s use of futures, options and forward commitments, and prohibit the use of borrowing for leverage and the fund’s entering into short sales, securities lending and reverse repurchase agreements. These requirements are explained in greater detail in Exhibit C-2. If the fund fails to meet such requirements and such failure is not cured, the fund will be required under certain circumstances to redeem some or all of the Preferred Shares. See “Redemption.”

General. The fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. As set forth in the Bylaws, the Trustees may, without shareholder approval, modify certain definitions or restrictions which have been adopted by the fund pursuant to the rating agency guidelines, provided in certain cases the Trustees have obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the Preferred Shares. As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. Nor do the rating agency guidelines address the likelihood that a holder of Preferred Shares will be able to sell such shares in a Remarketing. The ratings are based on current information furnished to Moody’s and S&P by the fund and Putnam Management and information obtained from other sources. The outstanding Preferred Shares are rated AAA by S&P and “Aaa” by Moody’s. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The fund’s common shares have not been rated by a nationally recognized statistical rating organization.

Taxation of Preferred Shares

The following is a summary of some of the important tax considerations applicable to investments in Preferred Shares of Municipal Opportunities Trust. See “Information about the Funds — Taxation” in the Prospectus/Proxy for a discussion of other important tax considerations generally applicable to investments in Municipal Opportunities Trust. If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to federal income tax, Municipal Opportunities Trust will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Additional Dividends payable under the circumstances described in this Appendix C). The federal income tax consequences of Additional Dividends under existing law are uncertain. For example, it is unclear how Additional Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year’s income. Municipal Opportunities Trust intends to treat such Additional Dividends as paid during such prior taxable year for purposes of the rules governing Municipal Opportunities Trust’s treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. Municipal Opportunities Trust will generally designate Additional Dividends as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles, as described in “Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividend.” However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year in which the dividend or dividends to which the Additional Dividend relates, was paid, or in the taxable year in which the Additional Dividend is paid. Municipal Opportunities Trust will not be required to pay any additional amount if it is determined that its treatment of Additional Dividends was improper. Existing authorities do not specifically address whether dividends (including possible Additional Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends “paid” during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income. Municipal Opportunities Trust currently intends to treat such dividends as having been “paid” in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the fund’s position concerning the treatment of dividends paid after the close of a taxable year or with the fund’s method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to tax on amounts so recharacterized and the fund could be subject to federal income and excise tax. In such event, no additional amounts (including Additional Dividends) would be paid by Municipal Opportunities Trust with respect to dividends so recharacterized to compensate for any additional tax owed by holders of Preferred Shares. If, in connection with the selection of a Long-Term Dividend Period, (i) Municipal Opportunities Trust provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period, Municipal Opportunities Trust is more likely than not to redeem the Preferred Shares during the Premium

Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of Preferred Shares will be required to accrue such premium as a dividend (to the extent of Municipal Opportunities Trust’s earnings and profits) over the term of the Non-Call Period.

Glossary

“‘AA’ Composite Commercial Paper Rate” on any date of determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or “Aa” by Moody’s or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days (in each case determined without regard to any adjustment in the length of a Dividend Period or in the remarketing schedule in respect of non-Business Days) shall be (i) 7 or more days but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper, (ii) 49 or more days but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper, (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper, (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper, (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper, (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper, and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.
“Accountant’s Confirmation” has the meaning set forth in Exhibit C-2.

“Additional Dividend” has the meaning set forth on page C-10 of this Appendix C.

“Agent Member” means a member of the Securities Depository that will maintain records for a beneficial owner of one or more Preferred Shares.

 “Agreement and Declaration of Trust” means the Agreement and Declaration of Trust of Municipal Opportunities Trust, as amended from time to time.

“Alternate Treasury Bill Rate” on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Remarketing Agent.

“Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Remarketing Agent.

“Anticipation Notes” shall mean the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

“Applicable Dividend Rate” means the rate of dividend per annum that (i) except for a Dividend Period commencing during a Non-Payment Period, will be equal to the lower of the rate of dividend per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures set forth in the Bylaws and the Maximum Dividend Rate or (ii) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

“Applicable Percentage” has the meaning described on page C-10 of this Appendix C.

“Authorized Newspaper” means a newspaper of general circulation in the English language generally published on Business Days in The City of New York.

A “beneficial owner” means a person that is listed as the beneficial owner of one or more Preferred Shares in the records of the Paying Agent or, with respect to any Preferred Share not registered in the name of the Securities Depository on the share transfer books of the Fund, the person in whose name such share is so registered.

“Business Day” means a day on which the New York Stock Exchange, Inc. is open for trading, and which is not a day on which banks in The City of New York are authorized or obligated by law to close.

“Bylaws” means the Bylaws of Municipal Opportunities Trust, as amended from time to time.

“Cede” means Cede & Co., the nominee of DTC in whose name the Preferred Shares initially will be registered.

“Closing Transaction” means the termination of a futures contract or option position by taking a position opposite thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” means Merrill Lynch, Pierce, Fenner & Smith, Incorporated and such other commercial paper dealers as the fund may from time to time appoint, or in lieu of any thereof, their respective affiliates or successors.

“Commission” means the Securities and Exchange Commission.

“Cure Date” has the meaning set forth on page C-18 of this Appendix C.

“Date of Original Issue” means, with respect to any Preferred Merger Shares, the date on which the merger is consummated.

“Deposit Securities” means cash and Municipal Bonds rated at least AAA, A-1+ or SP-1+ by S&P.

“Discount Factor” means a Moody’s Discount Factor or an S&P Discount Factor, as the case may be.

“Discounted Value” means (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody’s Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable Moody’s Discount Factor. “Dividend Payment Date” has the meaning set forth on page C-7 of this Appendix C.

“Dividend Period” has the meaning set forth on page C-5 and of this Appendix C.

“DTC” means The Depository Trust Company.

“Forward Commitments” has the meaning set forth in Exhibit C-2.

“Gross-Up Tax Rate” has the meaning set forth on page C-11 of this Appendix C.

A “holder” of Preferred Shares means, with respect to any share of Preferred Shares, the person who is listed in the share transfer books of the fund as the registered holder of such share.

“Independent Accountant” means a nationally recognized accountant, or firm of accountants, that is, with respect to the fund, an independent registered public accounting firm.

“Initial Dividend Payment Date” has the meanings set forth in the Bylaws of Municipal Opportunities Trust.

“Initial Dividend Period” means, with respect to Series A Preferred Merger Shares, the 28-day Dividend Period commencing on the Date of Original Issue thereof and, with respect to Series B Preferred Merger Shares and Series C Preferred Merger Shares, the 7-day Dividend Period commencing on the Date of Original Issue thereof.

“Initial Margin” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract or an option thereon.

“Interest Equivalent” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“IRS” means the Internal Revenue Service.

“Kenny Index” means the Kenny S&P 30-day High Grade Index or any comparable index based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular federal income tax purposes under the Code of “high grade” component issuers selected by Kenny Information Systems Inc., or any successor thereto from time to time selected by the fund in its discretion, which component issuers, shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax” (as defined in the Code).

“Long Term Dividend Period” has the meaning set forth on page C-5 of this Appendix C.

“Mandatory Redemption” has the meaning set forth on page C-18 of this Appendix C.

“Mandatory Redemption Price” means $50,000 per share of Series A Preferred Shares or $25,000 per share of Series B Preferred Shares and Series C Preferred Shares, plus in the case of each series of Preferred Shares, an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

“Marginal Tax Rate” means the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

“Market Value” of any asset of the fund means the market value thereof determined by the Pricing Service. The Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

“Maximum Dividend Rate” has the meaning set forth on page C-10 of this Appendix C.

“Maximum Potential Additional Dividend Liability,” as of any Valuation Date, means the aggregate amount of Additional Dividends that would be payable with respect to the Preferred Shares if the fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other income subject to regular federal income tax earned by the fund as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

“Moody’s” means Moody’s Investors Service, Inc.

“Moody’s Discount Factor” means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes a Moody’s Eligible Asset, the percentage determined by reference to (a) the rating by Moody’s or S&P on such Municipal Bond and (b) the Moody’s Exposure Period, in accordance with the table set forth below:

	Rating Category

Moody’s
Exposure
Period	Aaa*	Aa*	A*	Baa*	Other **	VMIG-1***	SP-1+****

7 weeks or less	151%	159%	168%	202%	229%	136%	148%

8 weeks or less
but greater than
7 weeks	154	164	173	205	235	137	149

9 weeks or less
but greater than
8 weeks	158	169	179	209	242	138	150

* Moody’s rating.

** Municipal Bonds not rated by Moody’s but rated BBB-, BBB or BBB+ by S&P.

*** Municipal Bond rated MIG-1, VMIG-1 or P-1 by Moody’s which do not mature or have a demand feature at par exercisable within the Moody’s Exposure Period and which do not have a long-term rating. For the purpose of the definition of Moody’s Eligible Assets, these securities will have an assumed rating of ‘A’ by Moody’s.

****Municipal Bonds rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody’s Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody’s Eligible Assets, these securities will have an assumed rating of ‘A’ by Moody’s.

Notwithstanding the foregoing, (i) no Moody’s Discount Factor will be applied to short-term Municipal Bonds, so long as such Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable within the Moody’s Exposure Period, and the Moody’s Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody’s but are rated A-1+ or SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody’s Exposure Period, and (ii) no Moody’s Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold.

“Moody’s Eligible Asset” means cash, Receivables for Municipal Bonds Sold, a short-term Municipal Bond rated VMIG-1, MIG-1 or P-1 by Moody’s or SP-1+ or A-1+ by S&P or a Municipal Bond that (i) pays interest in cash; (ii) is publicly rated Baa or higher by Moody’s or, if not rated by Moody’s but rated by S&P, is rated at least BBB- by S&P (provided that, for purposes of determining the Moody’s Discount Factor applicable to any such S&P-rated Municipal Bond, such Municipal Bond (excluding any short-tern Municipal Bond and any Municipal Bond rated BBB-, BBB or BBB+) will be deemed to have a Moody’s rating which is one full rating category lower than its S&P rating); (iii) does not have its Moody’s rating suspended by Moody’s; and (iv) is part of an issue of Municipal Bonds of at least $10,000,000. In addition, Municipal Bonds in the fund’s portfolio will be included as Moody’s Eligible Assets only to the extent they meeting the following diversification requirements:

	Minimum Issue Size	Maximum Underlying	Maximum State or Territory
Rating	($ Millions)	Obligor (%)(1)	Concentration (%)(1)(3)

Aaa	10	100	100

Aa	10	20	60

A	10	10	40

Baa	10	6	20

Other(2)	10	4	12

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Bonds not rated by Moody’s but rated BBB-. BBB or BBB+ by S&P.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) of any territory are limited to 10% of Moody’s Eligible Assets.

For purposes of the maximum underlying obligor requirement described above, any such Bond backed by a guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.

When the fund sells a Municipal Bond and agrees to repurchase it at a future date, such Bond will constitute a Moody’s Eligible Asset and the amount the fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the fund in connection therewith will constitute a Moody’s Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody’s and such agreement has a term of 30 days or less; otherwise such Bond will constitute a Moody’s Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the fund for the payment of dividends or redemption.

“Moody’s Exposure Period” means the period commencing on and including a given Valuation Date and ending 48 days thereafter.

“Moody’s Hedging Transaction” has the meaning set forth in Exhibit C-2.

“Moody’s Volatility Factor” means 272% as long as there has not been enacted an increase to the Marginal Tax Rate. If an increase is enacted to the Marginal Tax Rate but not yet implemented, the Moody’s Volatility Factor shall be as follows:

% Change in Marginal Tax Rate		Moody’s Volatility Factor

<5%		292%

>5% but	10%	313%

>10% but	15%	338%

>15% but	20%	364%

>20% but	25%	396%

>25% but	30%	432%

>30% but	35%	472%

>35% but	40%	520%

Notwithstanding the foregoing, the Moody’s Volatility Factor may mean such other potential dividend rate increase factor as Moody’s advises the fund in writing is applicable.

“Municipal Bonds” means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their potential subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is at the time of issuance not includable in gross income for federal income tax purposes.

“Municipal Index” means The Bond Buyer Municipal Bond Index.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Cure Date” has the meaning set forth on page C-22 of this Appendix C.

“1940 Act Preferred Shares Asset Coverage” has the meaning set forth on page C-22 of this Appendix C.

“Non-Call Period” has the meaning described under “Specific Redemption Provisions” below.

“Non-Payment Period” has the meaning set forth on page C-8 of this Appendix C.

“Non-Payment Period Rate” has the meaning set forth on page C-9 of this Appendix C.

“Normal Dividend Payment Date” has the meaning set forth on page C-7 of this Appendix C.

“Notice of Redemption” has the meaning set forth on page C-19 of this Appendix C.

“Notice of Revocation” has the meaning set forth on page C-6 of this Appendix C.

“Notice of Special Dividend Period” has the meaning set forth in the Bylaws of Municipal Opportunities Trust.

“Optional Redemption” has the meaning set forth on page C-17 of this Appendix C.

“Optional Redemption Price” means $50,000 per share of Series A Preferred Shares or $25,000 per share of Series B Preferred Shares and Series C Preferred Shares, as the case may be, plus in the case of each series of Preferred Shares an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium per share attributable to the designation of a Premium Call Period for such share.

“Paying Agent” means (Bankers Trust Company), or any successor company or entity, which has entered into a Paying Agent Agreement with the fund to act for the fund, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications for the fund in connection with the Preferred Shares in accordance with such agreement.

“Preferred Shares” has the meaning set forth on page C-1 of this Appendix C.

“Premium Call Period” has the meaning described under “Specific Redemption Provisions” below.

“Preferred Shares Basic Maintenance Amount,” as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of Series A Preferred Shares outstanding on such Valuation Date multiplied by the sum of (a) $50,000 and (b) any applicable redemption premium per share attributable to the designation of a Premium Call Period; (B) the product of the number of Series B Preferred Shares and Series C Preferred Shares outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium per share of each series attributable to the designation of a Premium Call Period; (C) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each series of Preferred Share outstanding, in each case, to (but not including) the end of the current Dividend Period for such series of Preferred Shares that follows such Valuation Date or to (but not including) the 49th day after such Valuation Date, whichever is sooner; (D) the aggregate amount of cash dividends that would accumulate at the Maximum Dividend Rate applicable to a Dividend Period of 28 days (in the case of Series A Preferred Shares) or 7 days (in the case of Series B Preferred Shares and Series C Preferred Shares) outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody’s Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody’s and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (E) the amount of anticipated expenses of the fund for the 90 days subsequent to such Valuation Date; (F) the amount of the fund’s Maximum Potential Additional Dividend Liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (1) (F) (including, without limitation, any amounts due and payable by the fund pursuant to repurchase agreements and any payables for Municipal Bonds purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any of the fund’s assets, or (B) the face value of any of the fund’s assets if such assets mature prior to or on the date of redemption of Preferred Shares or payment of a liability and are either securities issued or guaranteed by the U.S. Government or, with respect to Moody’s, have a rating assigned by Moody’s of at least Aaa, P-1, VMIG-1 or MIG-1 and, with respect to S&P, have a rating assigned by S&P of at least AAA, SP-1+ or A-l+, in both cases irrevocably deposited by the fund for the payment of the amount needed to redeem Preferred Shares subject to redemption or any of (i) (C) through (i) (G).

“Preferred Shares Basic Maintenance Cure Date,” with respect to the failure by the fund to satisfy the Preferred Shares Basic Maintenance Amount as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

“Preferred Shares Basic Maintenance Report” means a report signed by the President, Treasurer or any Executive Vice President or Vice President of the fund which sets forth, as of the related Valuation Date, the assets of the fund, the Market Value and the Discounted Value thereof (seriatim and in the aggregate), and the Preferred Shares Basic Maintenance Amount.

“Pricing Service” means Muller Investdata Corp., or any successor company or entity, or any other entity designated from time to time by the Trustees. Notwithstanding the foregoing, the Trustees will not designate a new Pricing Service unless the fund has received a written confirmation from Moody’s and S&P that such action would not impair the ratings then assigned by Moody’s and S&P to Preferred Shares.

“Quarterly Valuation Date” means the last Business Day of each fiscal quarter of the fund in each fiscal year of the fund.

“Receivables for Municipal Bonds Sold,” for purposes of determining Moody’s Eligible Assets and S&P Eligible Assets, means the aggregate of the following: (i) the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the fund has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long-term debt rating of at least Baa3; and (ii) the Discounted Value of Municipal Bonds sold (applying the relevant Moody’s Discount Factor to such Bonds) as of or prior to such Valuation Date which generated such receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either conditions (x) or (y) of the preceding clause (i).

“Reference Rate” has the meaning set forth on page C-10 of this Appendix C.

“Remarketing” has the meaning set forth on page C-13 of this Appendix C.

“Remarketing Agent” has the meaning set forth on page C-14 of this Appendix C.

“Remarketing Date” means any date on which (i) each beneficial owner of Preferred Shares must provide to the Remarketing Agents irrevocable telephonic notice of intent to tender shares in a Remarketing and (ii) the Remarketing Agents (A) determine the Applicable Dividend Rate for the ensuing Dividend Period, (B) notify Holders, purchasers and tendering beneficial owners of Preferred Shares by telephone, telex or otherwise of the results of the Remarketing and (C) announce the Applicable Dividend Rate.

“Request for Special Dividend Period” has the meaning set forth on page C-5 of this Appendix C.

“Response” has the meaning set forth on page C-6 of this Appendix C.

“Retroactive Taxable Allocation” has the meaning set forth on page C-10 of this Appendix C.

“S&P” means Standard & Poor’s Ratings Group.

“S&P Discount Factor” means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes an S&P Eligible Asset, the percentage determined by reference to (a) the rating by S&P or Moody’s on such Municipal Bond and (b) the S&P Exposure Period, in accordance with the table set forth below:

	Rating Category

S&P Exposure Period	AAA	AA	A	BBB

40 Business Days	190%	195%	210%	250%

22 Business Days	170	175	190	230

10 Business Days	155	160	175	215

7 Business Days	150	155	170	210

3 Business Days	130	135	150	190

Notwithstanding the foregoing. (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s, and such short-term Municipal Bonds referred to in this clause (i) shall qualify as S&P Eligible Assets; provided, however, such short-term Municipal Bonds rated by Moody’s but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody’s but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. “Receivables for Municipal Bonds Sold” for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody’s, whether or not they mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds and shall qualify as S&P Eligible Assets.

“S&P Eligible Asset” means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) is issued by any of the 50 states, any territory or possession of the United States, the District of Columbia, and any political subdivision, instrumentality, county, city. town, village, school district or agency (such as authorities and special districts created by the states) of any of the foregoing and certain federally sponsored agencies such as local housing authorities; (ii) is interest bearing and pays interest at least semi-annually: (iii) is payable with respect to principal and interest in U.S. Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody’s, is rated at least A by Moody’s (provided that such Moody’s-rated Municipal Bonds will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody’s-rated Municipal Bond, such Municipal Bond will be deemed to have an S&P rating which is one full rating category lower than its Moody’s rating); (v) is not subject to a covered call or covered put option writing by the fund; (vi) is not part of a private placement of Municipal Bonds; and (vii) is part of an issue of Municipal Bonds with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding.

Notwithstanding the foregoing, (1) Municipal Bonds of any one issuer will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Bonds exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and (2) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

“S&P Exposure Period” means the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Shares Basic Maintenance Cure Date, that the fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount.

“S&P Hedging Transactions” has the meaning set forth in Exhibit C-2.

“S&P Volatility Factor” means 277% or such other potential dividend rate increase factor as S&P advises the fund in writing is applicable.

“Securities Depository” means The Depository Trust Company or any successor company or other entity selected by the fund as securities depository for Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

“Settlement Date” means the first Business Day after a Remarketing Date applicable to a Preferred Share.

“7-day Dividend Period” means a Dividend Period containing seven days.

“Short Term Dividend Period” has the meaning set forth on page C-5 of this Appendix C.

“Special Dividend” has the meaning set forth on page C-5 of this Appendix C.

“Special Dividend Period” means a Dividend Period established by the fund for Preferred Shares as described on page C-4 of this Appendix C.

“Specific Redemption Provisions” means, with respect to a Special Dividend Period of 365 or more days either, or any combination of the designation of (i) a period (a “Non-Call Period”) determined by the Trustees, after consultation with the Remarketing Agent, during which the Preferred Shares subject to such Dividend Period shall not be subject to redemption at the option of the fund and (ii) a period (a “Premium Call Period”) consisting of a number of whole years and determined by the Trustees, after consultation with the Remarketing Agent, during each year of which the Preferred Shares subject to such Dividend Period shall be redeemable at the fund’s option at a price per share equal to $50,000 (in the case of Series A Preferred Shares), or $25,000 (in the case of Series B Preferred Shares and Series C Preferred Shares), plus in the case of each series of Preferred Shares, accumulated but unpaid dividends plus an applicable premium, as determined by the Trustees after consultation with the Remarketing Agent.

“Substitute Commercial Paper Dealers” means such substitute commercial paper dealers as the fund may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

“Substitute Rating Agency” shall mean a nationally recognized statistical rating organization selected by the fund to act as the substitute rating agency to determine the credit ratings of the Preferred Shares.

“Taxable Equivalent of the Short-Tern Municipal Bond Rate” on any date means 90% of the quotient of (A) the per annum rate expressed on an Interest Equivalent basis equal to the Kenny Index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc., or any successor thereto, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc., or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenny Index so made available, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

“Tender and Dividend Reset” means the process pursuant to which Preferred Shares may be tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agent in such Remarketing.

“Treasury Bonds” means U.S. Treasury Bonds with remaining maturities of ten years or more.

“Trustees” means the Trustees of the fund.

“28-day Dividend Period” means a Dividend Period containing 28 days.

“U.S. Treasury Bill Rate” on any date of determination means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date.

“U.S. Treasury Note Rate” on any date of determination means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date.

“Valuation Date” means, for purposes of determining whether the fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

“Variation Margin” means, in connection with an outstanding futures contract or option thereon owned or sold by the fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract or option fluctuates.

Notwithstanding the foregoing, the Trustees may, without	preferences, rights or powers of Preferred Shares or the
the vote or consent of the holders of Preferred Shares,	holders thereof, provided the Trustees receive written
from time to time amend, alter or repeal certain of the	confirmation from both Moody’s and S&P that any such
foregoing definitions (or definitions of other terms con-	amendment, alteration or repeal would not impair the
tained in the fund’s Bylaws) and any such amendment,	ratings then assigned to Preferred Shares by the rating
alteration or repeal will be deemed not to affect the	agency providing such confirmation.

EXHIBIT C-1

NORMAL SCHEDULE FOR REMARKETING PREFERRED SHARES
The normal schedule for remarketing Preferred Shares is described below. As described in this Appendix C, the events occurring on each day of a normal remarketing schedule are subject to change in the event that certain days are not
Business Days. All references herein to a particular time of day shall be to New York City time.

Remarketing Date

9:00 a.m	Deadline for the Remarketing Agent to make available to holders of Preferred Shares non-binding indications of
Applicable Dividend Rate for the next succeeding 28-day Dividend Period (in the case of Series A Preferred Shares),
7-day Dividend Period (in the case of Series B Preferred Shares and Series C Preferred Shares) or, if applicable, Special
Dividend Period.

12:00 noon	Deadline for each holder of Preferred Shares to provide to the Remarketing Agent irrevocable telephonic notice of intent to tender Preferred Shares for sale in the current Remarketing. Remarketing of tendered shares of Preferred
Shares formally commences.

3:00 p.m.	Deadline for completion of Remarketing. The Remarketing Agent determines the Applicable Dividend Rate for the
Dividend Period.

3:30 p.m.	The Remarketing Agent notifies holders, purchasers and tendering holders of Preferred Shares by telephone, telex or otherwise of the results of the Remarketing. Applicable Dividend Rate is announced.

Settlement Date	Dividend Period begins. In addition. Preferred Shares which have been tendered and sold in a Remarketing are delivered against payment through the Securities Depository.

EXHIBIT C-2

RATING AGENCY REQUIREMENTS

This Exhibit sets out certain procedures from the Bylaws of the fund containing conditions determined by S&P and Moody’s which the fund must meet in order to maintain its AAA/”Aaa” rating. Generally, these requirements, among other things, impose limitations on the securities in which the fund may invest (and the amount of its portfolio which may be invested in various types of securities and securities of various issuers), limit the fund s use of futures, options and forward commitments and may require the fund to redeem Preferred Shares. Any capitalized terms used in this Exhibit but not defined herein are defined elsewhere in this Appendix C.

Preferred Shares Basic Maintenance Amount

Basic Requirement. The fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the fund will use its best efforts to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date. If, on any Valuation Date, the fund shall have Moody’s Eligible Assets with a Discounted Value which exceeds the Preferred Shares Basic Maintenance Amount by not more than 5%, the investment adviser shall not alter the composition of the fund’s portfolio unless it determines that such action will not cause the fund to have Moody’s Eligible Assets with a Discounted Value less than the Preferred Shares Basic Maintenance Amount.

Reporting Requirements. The fund will deliver a Preferred Shares Basic Maintenance Report to the Remarketing Agent, the Paying Agent, Moody’s and S&P as of (i) each Quarterly Valuation Date, (ii) the first day of a Special Dividend Period, and (iii) any other time when specifically requested by either Moody’s or S&P, in each case at or before 5:00 p.m., New York City time, on the third Business Day after such day.

At or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the fund fails to maintain Moody’s Eligible Assets or S&P Eligible Assets, as the case may be, with an aggregate Discounted Value which exceeds the Preferred Shares Basic Maintenance Amount by 5% or more or to satisfy the Preferred Shares Basic Maintenance Amount, the fund shall complete and deliver to the Remarketing Agent, the Paying Agent, Moody’s and S&P a Preferred Shares Basic Maintenance Report as of the date of such failure.

At or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the fund cures any failure to satisfy the Preferred Shares Basic Maintenance Amount, the fund shall complete and deliver to the Remarketing Agent, the Paying Agent, Moody’s and S&P a Preferred Shares Basic Maintenance Report as of the date of such cure.

A Preferred Shares Basic Maintenance Report or Accountant’s Confirmation will be deemed to have been delivered to the Remarketing Agent, the Paying Agent, Moody’s and S&P if the Remarketing Agent, the Paying Agent, Moody’s and S&P receive a copy or telecopy, telex or other electronic transcription thereof and on the same day the fund mails to the Remarketing Agent, the Paying Agent, Moody’s and S&P for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. A failure by the fund to deliver a Preferred Shares Basic Maintenance Report shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating that the Discounted Value for all assets of the fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

Within ten Business Days after the date of delivery to the Remarketing Agent, the Paying Agent, S&P and Moody’s of a Preferred Shares Basic Maintenance Report relating to a Quarterly Valuation Date, the Independent Accountant will confirm in writing to the Remarketing Agent, the Paying Agent, S&P and Moody’s (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report randomly selected by the Independent Accountant, that was delivered by the fund during the quarter ending on such Quarterly Valuation Date, if any); (ii) that, in such Report (and in such randomly selected Report, if any), (a) the fund determined in accordance with the Bylaws whether the fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and (b) it has obtained confirmation from the Pricing Service that the Market Value of portfolio securities as determined by the Pricing Service equals the mean between the quoted bid and asked prices or the yield equivalent (when quotations are readily available); (iii) that the fund has excluded from the Preferred Shares Basic Maintenance Report assets not qualifying as Eligible Assets; and (iv) with respect to such confirmation to Moody’s, that the fund has satisfied the requirements described below imposed by Moody’s with respect to transactions in options, futures and forward commitments as of the Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report, if any) (such confirmation is herein called the “Accountant’s Confirmation”). In preparing the Accountant’s Confirmation, the Independent Accountant shall be entitled to rely, without further investigation, on such interpretations of law by the fund as may have been necessary for the fund to perform the computations contained in the Preferred Shares Basic Maintenance Report.

Within ten Business Days after the date of delivery to the Remarketing Agent, the Paying Agent, S&P and Moody’s of a Preferred Shares Basic Maintenance Report relating to any Valuation Date on which the fund failed to satisfy the Preferred Shares Basic Maintenance Amount, the Independent Accountant will provide to the Remarketing Agent, the Paying Agent, S&P and Moody’s an Accountant’s Confirmation as to such Preferred Shares Basic Maintenance Report.

Within ten Business Days after the date of delivery to the Remarketing Agent, the Paying Agent, S&P and Moody’s of a Preferred Shares Basic Maintenance Report relating to any Valuation Date on which the fund cured any failure to satisfy the Preferred Shares Basic Maintenance Amount, the Independent Accountant will provide to the Remarketing Agent, the Paying Agent, S&P and Moody’s an Accountant’s Confirmation as to such Preferred Shares Basic Maintenance Report.

If any Accountant’s Confirmation delivered as required above shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for such Accountant’s Confirmation was required to be delivered, or shows a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets or Moody’s Eligible Assets, as the case may be, of the fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the fund, and the fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to the Remarketing Agent, the Paying Agent, S&P and Moody’s promptly following receipt by the fund of such Accountant’s Confirmation.

At or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the Preferred Shares, the fund will complete and deliver to Moody’s and S&P a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will provide to Moody’s and S&P an Accountant’s Confirmation as to such Preferred Shares Basic Maintenance Report.

At or before 5:00 p.m., New York City time, on the first Business Day following any date on which the fund repurchases any outstanding common shares, the fund will complete and deliver to Moody’s and S&P a Preferred Shares Basic Maintenance Report as of the close of business on the date of the repurchase.

Futures and Options Transactions;
Forward Commitments

S&P Guidelines. For so long as any Preferred Shares are rated by S&P, the fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the rating then assigned to the Preferred Shares by S&P, except that the fund may purchase or sell futures contracts based on the Municipal Index or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively “S&P Hedging Transactions”), subject to the following limitations:

(A) the fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the fund by the fund’s taking an opposite position thereto (“Closing Transactions”)), which would cause the fund at the time of such transaction to own or have sold (1) 1,001 or more outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on Treasury Bonds exceeding in number 25% of the quotient of the Market Value of the fund’s total assets divided by $100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(B) the fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the fund’s total assets divided by $100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(C) the fund will engage in Closing Transactions to close out any outstanding futures contract which the fund owns or has sold or any outstanding option thereon owned by the fund in the event (i) the fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the fund is required to pay Variation Margin on the second such Valuation Date;

(D) the fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the fund holds the securities deliverable under such terms; and

(E) when the fund writes a futures contract or option thereon (including a futures contract or option thereon which requires delivery of an underlying security), it will either maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the fund’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the fund’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

For purposes of determining whether the fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, such Discounted Value shall, unless the fund receives written confirmation from S&P to the contrary, be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which are owned by the fund.

Moody’s Guidelines. For so long as any Preferred Shares are rated by Moody’s, the fund will not buy or sell futures contracts, write, purchase or sell put or call options on futures contracts or write put or call options (except covered call or put options) on portfolio securities unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the rating then assigned to the Preferred Shares by Moody’s, except that the fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively “Moody’s Hedging Transactions”), subject to the following limitations:

(A) the fund will not engage in any Moody’s Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index having a Market Value exceeding the Market Value of Municipal Bonds constituting Moody’s Eligible Assets owned by the fund;

(B) the fund will not engage in any Moody’s Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the fund at the time of such transaction to own or have sold in the aggregate (1) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 10% of the aggregate Market Value of all Moody’s Eligible Assets owned by the fund and rated Aaa by Moody’s, (2) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 50% of the aggregate Market Value of all Moody’s Eligible Assets owned by the fund and rated Aa by Moody’s (or, if not rated by Moody’s but rated by S&P, rated AAA by S&P) or (3) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 90% of the aggregate Market Value of Moody’s Eligible Assets owned by the fund and rated Baa or A by Moody’s (or, if not rated by Moody’s but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (A) and (B), the fund shall be deemed to own the number of futures contracts that underlie any outstanding options written by the fund);

(C) the fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

(D) the fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

(E) the fund will engage in Moody’s Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date for such type of futures contract or option, or the settlement date immediately thereafter;

(F) the fund will not engage in options and futures transactions for leveraging or speculative purposes unless Moody’s shall advise the fund that to do so would not adversely affect Moody’s then current rating of the Preferred Shares; provided, however, that the fund will not be deemed to have engaged in a futures or options transaction for leveraging or speculative purposes so long as it has done so otherwise in accordance with the foregoing; and

(G) the fund will not enter into an option or fix-tures transaction unless, after giving effect thereto, the fund would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody’s Eligible Assets which the fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows (unless the fund receives written confirmation to the contrary from Moody’s): (i) assets subject to call options written by the fund which are either exchange-traded and “readily reversible” or which expire within 48 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the fund; (ii) assets subject to call options written by the fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the fund shall be valued at the lesser of (a) the exercise price and (b) the Discounted Value of such security; and (iv) futures contracts shall be valued at the lesser of (a) settlement price and (b) the Discounted Value of the subject security, provided that, if a contract matures within 48 days after the date as of which such valuation is made, where the fund is the seller the contract may be valued at the settlement price and where the fund is the buyer the contract may be valued at the Discounted Value of the subject securities.

For purposes of determining whether the fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be added to the Preferred Shares Basic Maintenance Amount required to be maintained by the fund (unless the fund receives written confirmation to the contrary from Moody’s): (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the fund is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the fund is the purchaser under a futures contract, the settlement price of assets to be purchased under such futures contract; (v) the settlement price of the underlying futures contract if the fund writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the fund writes call options on futures contracts and does not own the underlying contract.

For so long as any Preferred Shares are rated by Moody’s, the fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody’s Hedging Transactions that are permitted above) unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the rating then assigned to the Preferred Shares by Moody’s except that the fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued (“Forward Commitments”), subject to the following limitations: (A) the fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed income securities rated P-1, MIG-1 or VMIG-l by Moody’s and maturing prior to the date of the Forward Commitment with a face value that equals or exceeds the amount of the fund’s obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the fund’s obligations under any Forward Commitments to which it is from time to time a party; and (B) the fund will not enter into a Forward Commitment unless, after giving effect thereto, the fund would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the fund has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the fund is a party and of all securities deliverable to the fund pursuant to such Forward Commitments shall be zero.

EXHIBIT C-3

AUCTION PROCEDURES APPLICABLE TO
MUNICIPAL BOND FUND

The following is a brief description of the Auction Procedures, dividend rates and dividend periods applicable to Preferred Shares of Municipal Bond Fund (referred to below as “AMPS”). For the complete terms of the AMPS, please refer to the Bylaws of Municipal Bond Fund. Certain of the capitalized terms used herein are defined in the Bylaws.

Dividends and Rate Periods

The following is a general description of dividends and rate periods for the AMPS. Rate periods generally will be 28 days for Series A AMPS and 7 days for Series B AMPS and the dividend rates for those periods will generally be determined by auction. Municipal Bond Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See “Designation of Special Rate Periods” below.

Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Trustees, out of legally available funds in accordance with the fund’s Agreement and Declaration of Trust, Bylaws and applicable law. Dividends generally will be paid on each fourth succeeding Friday for Series A AMPS and on each succeeding Thursday for Series B AMPS. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in Municipal Bond fund’s Bylaws. The fund, at its discretion, may establish dividend payment dates in respect of any special rate period of shares of a series of AMPS consisting of more than 28 days; provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

Dividends will be paid through The Depository Trust Company (“DTC”) on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom  they are acting as agents. However, each of the current Broker-Dealers has indicated to the fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer’s designee as agent member.

Calculation of Dividend Payment. The fund computes the dividend per share of each series of AMPS by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be 28 for Series A AMPS and 7 for Series B AMPS (i.e., the number of days in the rate period) and the denominator will normally be 365. If the fund has designated a special rate period, then the numerator will be the number of days in the special rate period and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share. Dividends on each series of AMPS will accumulate from the date of their original issue. For each dividend payment period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

The maximum applicable rate for any rate period for a series of AMPS will be the applicable percentage (set forth in the Applicable Percentage Table below and determined by reference to the lower of the credit rating or ratings assigned to the AMPS by Moody’s or Fitch) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. The applicable percentage for a series of AMPS is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. If Moody’s or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the fund has provided notification to the auction agent prior to an auction establishing the applicable rate for a rate period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned “Applicable Percentage: Notification” in the Applicable Percentage Table below:

Applicable Percentage Table

		Applicable Percentage	Applicable Percentage
	Credit Ratings	Notification	Notification

Moody’s	Fitch

Aa3 of higher	AA- or higher	150%	110%

A3 to A1	A- to A+	160%	125%

Baa3 to Baa1	BBB- to BBB+	250%	150%

Ba3 to Ba1	BB- to BB+	275%	200%

Below Ba3	Below BB-	300%	250%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:
Reference Rate Table

Rate Period		Reference Rate

28 days or less		Greater of:

- “AA” Composite Commercial Paper Rate

- Taxable Equivalent of the Short-Term Municipal Bond Rate

29 days to 182 days		“AA” Composite Commercial Paper Rate

183 days to 364 days		Treasury Bill Rate

365 days or more		Treasury Note Rate

The “AA Composite Commercial Paper Rate” is as set forth in the table set forth below:
“AA” Composite Commercial Paper Rate Table

Rate Period		AA Composite Commercial Paper Rate*

48 days or fewer		30-day rate

49 days to 69 days		60-day rate

70 days to 84 days		Average of 60-day and 90-day rates

85 days to 98 days		90-day rate

99 days to 119 days		Average of 90-day and 120-day rates

120 days to 140 days		120-day rate

141 days to 161 days		Average of 120-day and 180 day rates

162 days to 182 days		180-day rate

* Rates stated on discount basis

If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers. “Taxable Equivalent of the Short-Term Municipal Bond Rate” means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by “high grade” issuers as determined in accordance with the procedures set forth in the Bylaws.

Designation of Special Rate Periods. The fund may, at its sole option, declare a special rate period on shares of a particular series of AMPS. To declare a special rate period, the fund will give notice (a “notice of special rate period”) to the auction agent. The notice will request that the next succeeding rate period for such series of AMPS be a number of days evenly divisible by seven and not more than 1,820 as specified in such notice. The fund may not request a special rate period unless sufficient clearing bids for such series were made in the most recent auction. A notice for special rate period also will specify the special redemption provisions, if any, applicable to shares of such series in respect of such special rate period and the scheduled dividend payment dates for shares of such series during such special rate period. In the event the fund wishes to designate a special rate period consisting of more than 28 days for shares of a series of AMPS, the fund shall notify Moody’s (if Moody’s is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such special rate period that the fund wishes to designate such subsequent rate period as a special rate period and shall provide Moody’s (if Moody’s is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

The Auction

General. The fund’s Bylaws generally provide that, the applicable rate for shares of each series of AMPS for each rate period will be the rate that results from an auction conducted as set forth in the fund’s Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS.

Auction Procedures. Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of shares of a series AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:

1. Hold order — indicating its desire to hold such series without regard to the applicable rate for the next rate period.

2. Bid — indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

3. Sell order — indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

A beneficial owner for such series may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner of shares of such series that submits a bid with respect to such series to its Broker-Dealer having a rate higher than the maximum applicable rate for such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order to its Broker-Dealer with respect to such shares of such series.

However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the fund.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for such series of shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period for shares of such series. The applicable rate for the next rate period will then be:

 — (i) if the applicable rate period is less than 183 days, the “AA” Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the “Benchmark Rate”); multiplied by

- 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

If the applicable rate period is less than 183 days and the Kenny S&P 30-day High Grade Index (or any successor index) is less than amount determined above for a rate period of less than 183 days, however, then the applicable rate for an all hold period will be the rate equal to the Kenny S & P 30-day High Grade Index.

The “Treasury Bill Rate” is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such rate period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such rate period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

The “Treasury Note Rate” on any date for any rate period, shall mean (i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such rate period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such rate period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

If all the shares of a series are subject to hold orders and the fund has notified the auction agent of its intent to allocate to a series of AMPS any net capital gains or other income taxable for federal income tax purposes (“Taxable Income”), the applicable rate for the series of AMPS for the applicable rate period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined as set forth above, and (y) the product of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.

The “Taxable Yield Rate” is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each share of AMPS in the affected series by the number of days in the rate period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a rate period of 28 rate period days for Series A AMPS and 7 rate period days for Series B AMPS) or 360 (in the case of any other dividend period), and (iii) dividing the amount determined in (ii) by $25,000.

The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers’ agent members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

The auctions for Series A AMPS will normally be held every fourth Thursday, and each subsequent rate period will normally begin on the following Friday. The auctions for Series B AMPS will normally be held every Wednesday, and each subsequent rate period will normally begin on the following Thursday.

Whenever the fund intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on AMPS, the fund may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the fund will not be required to pay an Additional Dividend with respect to such dividend.

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One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Putnam Retail Management

www.putnam.com

247239 8/07

The proxy ballot

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-437-4651.	Go to www.myproxyonline.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
telephone directions.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 15, 2007 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any postponement or adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT___A

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE: □

□ To vote on the Proposals as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR BOTH
PARTS OF PROPOSAL 1 AND 2.
	FOR	AGAINST	ABSTAIN
1a. Approval of an Agreement and Plan of Merger that	□	□	□
provides that Putnam Investment Grade Municipal
Trust will merge with and into Putnam Municipal
Opportunities Trust. (To be voted on by common and
preferred shareholders.)

1b. Approval of an Agreement and Plan of Merger that	□	□	□
provides that Putnam Municipal Bond Fund will merge
with and into Putnam Municipal Opportunities Trust.
(To be voted on by common and preferred
shareholders.)

2a. Approval of the authorization, creation and	□	□	□
issuance of additional preferred shares of Putnam
Municipal Opportunities Trust with an aggregate
liquidation preference of $273 million. (To be voted on
by preferred shareholders only.)

2b. Approval of a two-for-one stock-split	□	□	□
of the Series A preferred shares of Putnam Municipal
Opportunities Trust and a corresponding reduction in
liquidation preference from $50,000 per share to $25,000
per share. (To be voted on by preferred shareholders only.)

Please sign and date this card.
If you have any questions on the proposals, please call 1-800-780-7316.

The proxy ballot

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-437-4651.	Go to www.myproxyonline.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
telephone directions.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Investment Grade Trust. The meeting will take place on October 15, 2007 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any postponement or adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT___A

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE: □

□ To vote on the Proposals as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR BOTH
PARTS OF PROPOSAL 1.
	FOR	AGAINST	ABSTAIN
1a. Approval of a Plan of Entity Conversion providing	□	□	□
for the conversion of Putnam Investment Grade
Municipal Trust from a Massachusetts business trust
to a Massachusetts limited liability company. (To be
voted on by common and preferred shareholders
separately.)

1b. Approval of an Agreement and Plan of Merger that	□	□	□
provides that Putnam Investment Grade Municipal
Trust will merge with and into Putnam Municipal
Opportunities Trust. (To be voted on by common and
preferred shareholders separately.)

Please sign and date this card.
If you have any questions on this proposal, please call 1-800-780-7316.

The proxy ballot

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-437-4651.	Go to www.myproxyonline.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
telephone directions.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

PUTNAM MUNICIPAL BOND FUND

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Bond Fund. The meeting will take place on October 15, 2007 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any postponement or adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT___A

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
□

□ To vote on the Proposals as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR BOTH
PARTS OF PROPOSAL 1.
	FOR	AGAINST	ABSTAIN
1a. Approval of a Plan of Entity Conversion providing	□	□	□
for the conversion of Putnam Municipal Bond Fund
from a Massachusetts business trust to a
Massachusetts limited liability company. (To be voted
on by common and preferred shareholders
separately.)

1b. Approval of an Agreement and Plan of Merger that	□	□	□
provides that Putnam Municipal Bond Fund will merge
with and into Putnam Municipal Opportunities Trust.
(To be voted on by common and preferred
shareholders separately.)

Please sign and date this card.
If you have any questions on this proposal, please call 1-800-780-7316.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 13, 2007

This Statement of Additional Information (the “SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of Putnam Municipal Opportunities Trust (the “Municipal Opportunities Trust”), dated September 13, 2007, relating to the merger of each of Putnam Investment Grade Municipal Trust (the “Investment Grade Municipal Trust”) and Putnam Municipal Bond Fund (the "Municipal Bond Fund" and, together with the Investment Grade Municipal Trust, the “Merging Funds”) with and into the Municipal Opportunities Trust (together with the Merging Funds, the "funds"). This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus, into which this SAI is incorporated by reference. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or by calling 1-800-225-1581. The Prospectus and this SAI are also available on the Securities and Exchange Commission's Internet website (http://www.sec.gov).

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

CHARGES AND EXPENSES
Management fees
Brokerage commissions
Administrative expense reimbursement
Trustee responsibilities and fees
Share ownership
Investor servicing and custody fees and expenses

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS
Tax-exempt securities
Selection of investments
Defensive strategies
Other investment practices

TAXES

MANAGEMENT
Trustees
Officers
Standing Committees of the Board of Trustees
Putnam Management and its affiliates
The management contract
Other accounts managed by the funds' portfolio managers
Portfolio transactions
Compensation of investment professionals
Brokerage and research services
Personal investments by employees of Putnam Management
and Officers and Trustees of the funds
Investor Servicing Agent
Custodian
Counsel to the funds and the independent Trustees

SHAREHOLDER LIABILITY

DISCLOSURE OF PORTFOLIO INFORMATION
Public disclosures
Other disclosures

PROXY VOTING GUIDELINES AND PROCEDURES

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROFORMA COMBINED FINANCIAL STATEMENTS OF INVESTMENT GRADE
MUNICIPAL TRUST, MUNICIPAL BOND FUND AND MUNICIPAL OPPORTUNITIES
TRUST

PROFORMA COMBINED FINANCIAL STATEMENTS OF INVESTMENT GRADE
MUNICIPAL TRUST AND MUNICIPAL OPPORTUNITIES TRUST

PROFORMA COMBINED FINANCIAL STATEMENTS OF MUNICIPAL BOND FUND
AND MUNICIPAL OPPORTUNITIES TRUST

SECURITIES RATINGS

DEFINITIONS

APPENDIX A – Proxy Voting Guidelines of Putnam funds

CHARGES AND EXPENSES

Management fees

Putnam Management is paid for management and investment advisory services to Municipal Opportunities Trust quarterly based on the lesser of (i) an annual rate of 0.35% of average net assets attributable to common shares and preferred shares outstanding; or (ii) the following annual rates expressed as a percentage of the fund's average net assets attributable to common shares and preferred shares outstanding: 0.45% of the first $500 million, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter. In addition, Putnam Management is paid for administrative services to Municipal Opportunities Trust quarterly based on an annual rate of 0.20% of the fund's average net assets attributable to common and preferred shares outstanding.

For the past three fiscal years, pursuant to Municipal Opportunities Trust's management and administrative services contracts with Putnam Management, the fund incurred the following fees:

Management Fee
Fiscal Year	Paid
2007	$1,771,630
2006	$2,057,455
2005	$2,137,233

Putnam Management is paid a management and investment advisory fee for services it provides to Investment Grade Municipal Trust and Municipal Bond Fund. For each fund, the management fee is paid quarterly and based on the lesser of (i) an annual rate of 0.55% of the fund's average net assets attributable to common shares and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund's average net assets attributable to common shares and preferred shares outstanding: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

For the past three fiscal years, pursuant to the management contracts with Investment Grade Municipal Trust and Municipal Bond Fund, the funds incurred the following fees:

Investment Grade Municipal Trust

Management Fee
Fiscal Year	Paid
2006	$2,059,634
2005	$2,434,707
2004	$2,404,948

Municipal Bond Fund

Management Fee
Fiscal Year	Paid
2007	$1,986,748
2006	$2,290,901
2005	$2,381,605

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Municipal Opportunities Trust

Brokerage
Fiscal Year	Commissions
2007	$21,181
2006	$10,066
2005	$71

There were no transactions placed with brokers and dealers during Municipal Opportunities Trust's most recent fiscal year to recognize research services received by Putnam Management and its affiliates.

Investment Grade Municipal Trust

Brokerage
Fiscal Year	Commissions
2006	$32,391
2005	$5,501
2004	$0

The following table shows transactions placed with brokers and dealers during Investment Grade Municipal Trust's most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

Dollar Value	Percentage of Total	Amount of Commissions
$187,143	1.79%	$581

Municipal Bond Fund

Brokerage
Fiscal Year	Commissions
2007	$8,786
2006	$7,675
2005	$1,061

There were no transactions placed with brokers and dealers during Municipal Bond Fund's most recent fiscal year to recognize research services received by Putnam Management and its affiliates.

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during each fund's most recently completed fiscal year, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

		Portion of Total
		Reimbursement for
		Compensation and
	Total Reimbursement	Contributions
Municipal	$19,212	$16,162
Opportunities Trust
Investment Grade	$20,302	$16,716
Municipal Trust
Municipal Bond	$19,579	$16,471
Fund

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam funds as of December 31, 2006:

Aggregate dollar range
	Dollar range of shares of	Dollar range of shares	Dollar range of shares	of shares held in all of
	Municipal Opportunities	of Investment Grade	of Municipal Bond	the Putnam funds
Name of Trustee	Trust	Municipal Trust	Fund	overseen by Trustee

Jameson A. Baxter	$1-10,000	$1-10,000	$10,001-	over $100,000
50,000
Charles B. Curtis	$1-10,000	$1-10,000	$1-10,000	over $100,000
*Robert J. Darretta	-	-	-	-
Myra R. Drucker	$1-10,000	$1-10,000	$1-10,000	over $100,000
John A. Hill	$1-10,000	$1-10,000	$1-10,000	over $100,000
Paul L. Joskow	$1-10,000	$1-10,000	$1-10,000	over $100,000
Elizabeth T. Kennan	$1-10,000	$1-10,000	$1-10,000	over $100,000
Kenneth R. Leibler	$1-10,000	$1-10,000	$1-10,000	over $100,000
Robert E. Patterson	$1-10,000	$1-10,000	$1-10,000	over $100,000
W. Thomas Stephens	$1-10,000	$1-10,000	$1-10,000	over $100,000
Richard B. Worley	$1-10,000	$1-10,000	$1-10,000	over $100,000
**Charles E. Haldeman, Jr.	$1-10,000	$1-10,000	$1-10,000	over $100,000
**George Putnam, III	$10,001-	$10,001-	$10,001-	over $100,000
	50,000	50,000	50,000

* Mr. Darretta was elected to the Board of Trustees of the Putnam funds on July 12, 2007.

**Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of each fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the funds or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman is the President and Chief Executive Officer of Putnam Investments and the President of the funds and each of the other Putnam funds. The balance of the Trustees are not "interested persons".

Each independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustees meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of each Board of Trustees, and the number of times each committee met during such fund's last fiscal year, are show in the table below:

	Municipal	Investment Grade	Municipal Bond
	Opportunities Trust	Municipal Trust	Fund
	(fiscal year ended	(fiscal year ended	(fiscal year ended
	4/30/07)	11/30/06)	4/30/07)
Audit and Compliance	13	13	13
Committee
Board Policy and Nominating	11	10	11
Committee
Brokerage Committee	6	7	6
Contract Committee	19	15	19
Distributions Committee	11	11	11
Executive Committee	2	2	2
Investment Oversight	35	35	35
Committees
Pricing Committee	11	11	11
Communications, Service and	10	14	10
Marketing Committee*
Investment Oversight	-	-	-
Coordinating Committee**

* Effective July 2007, certain responsibilities of the Marketing Committee and the Shareholder Communications and Relations Committee were assigned to a new committee, the Communications, Service and Marketing Committee. The number of meetings shows the number of meetings held by the Marketing Committee and the Shareholder Communications and Relations Committee during each fund's last fiscal year.

** The Investment Oversight Coordinating Committee was established in July 2007.

The following table shows the year each Trustee was first elected a Trustee of Putnam funds, the fees paid to each Trustee by each fund during such fund's last fiscal year, and the fees paid to each Trustee by all of the Putnam funds during the calendar year 2006.

		COMPENSATION TABLE

				Pension or
		Pension or		retirement		Pension or	Estimated
		retirement		benefits		retirement	annual
		benefits	Aggregate	accrued as		benefits	benefits
	Aggregate	accrued as	compensation	part of		accrued as	from all
	compensation	part of	from	Investment	Aggregate	part of	Putnam	Total
	from	Municipal	Investment	Grade	compensation	Municipal	funds	compensation
	Municipal	Opportunities	Grade	Municipal	from	Bond	upon	from all
	Opportunities	Trust	Municipal	Trust	Municipal	Fund	retirement	Putnam
Trustees/Year	Trust	expenses	Trust	expenses	Bond Fund	expenses	(1)	funds (2)

Jameson A.	$1,766	$526	$1,721	$611	$1,339	$535	$110,500	$290,000
Baxter/1994(3)

Charles B.	1,765	657	1,676	881	1,338	669	113,900	300,000
Curtis/2001

Robert J.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Darretta/2007(4)

Myra A.	1,795	0	1,634	0	1,366	0	N/A	290,000
Drucker/2004(3)

Charles E.	0	0	0	0	0	0	N/A	0
Haldeman,
Jr./2004

John A.	2,370	759	2,229	839	1,888	772	161,700	421,419
Hill/1985(3)(5)

Paul L.	1,736	426	1,687	531	1,311	434	113,400	295,000
Joskow/1997(3)

Elizabeth T.	1,795	675	1,738	772	1,366	687	108,000	300,000
Kennan/1992(3)

Kenneth R.	1,216	0	287	0	841	0	N/A	77,500
Leibler/2006(6)

John H. Mullin,	178	588	976	680	161	599	107,400	155,000
III/1997(3)(7)

Robert E.	1,795	425	1,708	468	1,366	432	106,500	300,000
Patterson/1984

George Putnam,	1,915	385	1,819	425	1,474	392	130,300	320,000
III/1984(5)

W. Thomas	1,736	526	1,629	646	1,312	536	107,100	290,000
Stephens/1997(3)

Richard B.	1,735	0	1,679	0	1,311	0	N/A	300,000
Worley/2004

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006, there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the end of each fund's last fiscal year, the total amounts of deferred compensation payable, including income earned on such amounts, to these Trustees by Municipal Opportunities Trust and Investment Grade Municipal Trust were: Ms. Drucker - $284 and $286, respectively; Mr. Hill - $1,713 and $1,671, respectively; Dr. Kennan - $284 and $286, respectively; Mr. Mullin – -$369 and $0, respectively; and Mr. Stephens – -$157 and -$123, respectively. No deferred compensation was payable by the Municipal Bond Fund as of the end of its last fiscal year.

(4) Mr. Darretta was elected to the Board of Trustees of the Putnam funds on July 12, 2007.

(5) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds (through May 31, 2007), respectively. Mr. Putnam retired as President of the Funds on May 31, 2007.

(6) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(7) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management".

Share ownership

As of July 31, 2007, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund, and no person owned of record or, to the knowledge of a fund, beneficially 5% or more of the outstanding shares of each fund, except as follows:

Municipal Opportunities Trust

Shareholder Name and Address	Holdings	Percentage Owned

Cede & Co.*	13,083,740 Common Shares	95.80%
20 Bowling Green
New York, NY 10004-1408

First Trust Portfolios L.P.	965,099 Common Shares	6.1%
1001 Warrenville Road
Lisle, IL 60532

*	Believed to hold shares only as a nominee.

Investment Grade Municipal Trust

Shareholder Name and Address	Holdings	Percentage Owned

Cede & Co.*	16,726,108 Common Shares	91.80%
20 Bowling Green
New York, NY 10004-1408

Karpus Management, Inc., d/b/a	1,883,927 Common Shares	9.31%
Karpus Investment Management
183 Sully's Trail
Pittsford, New York 14534

*	Believed to hold shares only as a nominee.

Municipal Bond Fund

Shareholder Name and Address	Holdings	Percentage Owned

Cede & Co.*	14,269,991 Common Shares	94.40%
20 Bowling Green
New York, NY 10004-1408

*	Believed to hold shares only as a nominee.

The following tables sets forth those persons who are expected to own of record or beneficially 5% or more of the outstanding shares of Municipal Opportunities Trust, based on the share ownership record discussed above, after the consummation of the proposed mergers:

Municipal Opportunities Trust (pro forma combined with Investment Grade
Municipal Trust only)

Shareholder Name and Address	Percentage Owned

Investment Grade Municipal	48.30%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

Municipal Opportunities	45.42%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

*	Believed to hold shares only as a nominee.

Municipal Opportunities Trust (pro forma combined with Municipal Bond Fund only)

Shareholder Name and Address	Percentage Owned

Municipal Bond	50.41%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

Municipal Opportunities	44.70%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

*	Believed to hold shares only as a nominee.

Municipal Opportunities Trust (pro forma combined with both Merging Funds)

Shareholder Name and Address	Percentage Owned

Investment Grade Municipal	31.32%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

Municipal Bond	33.22%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

Municipal Opportunities	29.45%
Cede & Co.*
20 Bowling Green
New York, NY 10004-1408

*	Believed to hold shares only as a nominee.

Investor servicing and custody fees and expenses

During each fund's last fiscal year, such fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

	Investor Servicing	Custody
Municipal Opportunities Trust	$101,053	$89,092
Investment Grade Municipal	$112,961	$124,251
Trust
Municipal Bond Fund	$114,825	$100,598

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the investment strategies and risks described in the Prospectus/Proxy Statement, each fund may employ other investment practices and may be subject to other risks, which are described below. Certain investment strategies and risks that are described briefly in the Prospectus/Proxy Statement are described in greater detail below.

Each fund pursues its objective by investing primarily in a portfolio of "investment grade" tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal. Investment grade tax-exempt securities are rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are unrated investments Putnam Management believes are of comparable quality. Municipal Opportunities Trust may invest up to 20% of its total assets in securities rated at least BB by S&P or Ba by Moody's (or equivalently rated by another nationally recognized rating service) in the case of long-term obligations (and equivalently rated in the case of short-term obligations) or, if non-rated, determined by Putnam Management to be of comparable quality, at the time of investment. Each may also invest in securities rated at least BB or Ba or in unrated securities deemed by Putnam Management to be of comparable quality. While offering opportunities for higher yields, such lower-rated securities are considered below "investment grade" and involve higher risk. Such lower-rated securities are regarded by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Each fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting each fund's investment objective.

Each fund will not invest more than 20% of its total assets in Tax-exempt securities not rated by a nationally recognized rating service. Each fund may invest an unlimited portion of its assets in Tax-exempt securities subject to federal alternative minimum tax ("AMT"), and as a result a substantial portion of each fund's distributions may be taxable to certain shareholders. All or a portion of each fund's distributions may be subject to state and local taxation.

Municipal Opportunities Trust is a "non-diversified" investment company under the 1040 Act. This means that it may invest its assets in the securities of a limited number of issuers. Investment Grade Municipal Trust and Municipal Bond Fund are "diversified" investment companies.

Tax-exempt securities.

General. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Under normal market conditions, at least 80% of the fund's assets will be invested in Tax-exempt securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. However, the fund may invest an unlimited portion of its assets in Tax-exempt securities that pay interest that is subject to the AMT for individuals. Such investments are treated as Tax-exempt securities for the purpose of the 80% test. Investors should thus consider the possible effect of the AMT on an investment in a fund. The suitability of the fund for investors who may be (or may become as a result of investment in a fund) subject to the AMT will depend upon a comparison of the yield likely to be provided from each fund with the yield from comparable tax-exempt investments not subject to the AMT with the yield from comparable fully taxable investments, in light of each such investor's tax position. Subject to certain limitations, the fund may engage in certain hedging transactions involving the use of futures contracts, options on futures contracts, and options on indices of fixed income securities and on U.S. government securities. Such hedging transactions may give rise to taxable gains.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

The two principal classifications of Tax-exempt securities are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds" and "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only form the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital or housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal AMT). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitation on the size of issues.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt securities, zero-coupon Tax-exempt securities, or “stripped” Tax-exempt securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “Zero-coupon and payment-in-kind bonds,” “Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under "Mortgage Related and Asset-backed Securities."

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. Each fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by a fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from a fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called "moral obligation" bonds, where repayment is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See "—Municipal leases" below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by a fund and the value of a fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

In addition, the Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

Selection of investments.

Putnam Management will buy and sell securities for each fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities constituting a portfolio Putnam Management believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the fund. As a result, the funds will not necessarily invest in the highest yielding Tax-exempt securities permitted by its investment policies if Putnam Management determines that market risks or credit risks associated with such investments would subject the fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Putnam Management will be free to take full advantage of the entire range of maturities offered by Tax-exempt securities and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations for future changes in interest rates.

Municipal Opportunities Trust is a "non-diversified" investment company under the Investment Company Act of 1940, as amended. This means that it may invest its assets in the securities of a limited number of issuers. Under the Internal Revenue Code, a fund generally may not invest more than 25% of its assets in securities of any one issuer, other than U.S. government securities. Also, with respect to 50% of its total assets, Municipal Opportunities Trust may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities). Because of the fund's strategy, Municipal Opportunities Trust is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified investment company that invests in a broader range of securities. This practice involves an increased risk of loss to the fund if the issuers were unable to make interest or principal payments or if the market values of such securities were to decline.

Each fund does not generally invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose, be deemed to be related to the industry in which such non-government users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that each fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. Each fund reserves the right to invest more than 25% of its assets in industrial development bonds or private activity bonds (subject to the limitation that under normal market conditions not more than 20% of each fund's assets will be invested in private activity bonds the interest on which may be subject to federal AMT for individuals) or in securities of issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state and rating agency requirements applicable to each fund based upon the rating of the preferred shares may limit such investment. If a fund were to invest more than 25% of its assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

Each fund does not invest more than 5% of its total assets in the Tax-exempt securities of any single issuer, except that up to 25% of each Merging Fund's total assets may be invested without regard to this limitation and up to 50% of Municipal Opportunities Trust's total assets may be invested without regard to this limitation. As a result, up to 25% of each Merging Fund's total assets and up to 50% of Municipal Opportunities Trust's total assets could be invested in Tax-exempt securities of a single issuer, with the result that its portfolio could be subject to greater risks than that of a fund investing in a more broadly diversified portfolio.

Defensive strategies.

At times Putnam Management may judge that conditions in the markets for Tax-exempt securities make pursuing each fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may use alternative strategies primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive strategies", each fund may invest substantially all of its assets in high-quality tax-exempt obligations. If these high-quality tax-exempt obligations are not available or, in Putnam Management's judgment, do no afford sufficient protection against adverse market conditions, each fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit or bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that Putnam Management considers consistent with such strategy. To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed to common and preferred shareholders based on each class's proportionate share of such income as determined according to the percentage of total dividend paid by each fund during a particular year that are paid to such class. Such strategies may, under certain circumstances, require each fund to pay Additional Dividends on Preferred Shares, thus reducing the amount of income available for distributions on common shares. It is impossible to predict when, or for how long, each fund will use these alternative strategies.

Other investment practices.

Each fund may also engage in the following investment practices, each of which may involve certain special risks and may result in the realization of taxable income or gains.

Bank Loans. The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing. The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise "covers" its obligations under the transactions, such as by holdings offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or "senior securities" for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives. Certain of the instruments in which the fund may invest, such as futures contracts, options, and forward commitments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the Prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions. To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls. The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when a fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options. Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" --approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts (including index futures contracts) and it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups. Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund's shareholder reports and other communications.

Inflation Protected Securities. The fund may invest in U.S. Treasury Inflation Protected Securities ("U.S. TIPS"), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings. The fund may purchase debt or equity securities in initial public offerings. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Inverse Floaters. The fund may invest in securities representing interests in Tax-exempt securities, known as "inverse floaters." These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels –rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities and credit quality. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities. The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may from time to time invest all or a portion of its cash balances in Putnam Prime Money Market Fund or other money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities. The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs). The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue

Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund's own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities. Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements. The fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities or certain other investment-grade, fixed-income securities (including, without limitation, certain corporate bonds and notes, commercial paper, mortgage-backed securities and short-term securities). Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans. The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies. Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short-term Trading. In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities --excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies. The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements. The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “Options on Securities.”

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Warrants. The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds. The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the fund’s investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a)(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year) (“Capital Gain Dividends”) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Distributions of investment income designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

If, as expected, the fund is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

A fund that has two or more classes of stock is required to allocate to each such class proportionate amounts of each type of its income (such as tax-exempt income) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the fund intends each year to designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between or among its common shares and any series of its preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between or among the two (or more) classes.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

The fund’s expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce its current earnings and profits; therefore, distributions in excess of the sum of the fund’s net tax-exempt and taxable income may be treated as taxable dividends to the extent of the fund’s remaining earnings and profits (which provides the measure of the fund’s dividend-paying capacity for tax purposes). Distributions in excess of the sum of the fund’s net tax-exempt and taxable income could occur, for example, if the fund’s book income exceeded the sum of its net tax-exempt and taxable income. Differences in the fund’s book income and its net tax-exempt and taxable income may arise from certain of the fund’s hedging and investment activities.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this SAI or incorporated by reference into this SAI.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time a fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of all preferred shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the fund. Likewise, if a fund redeems some but not all of the preferred shares held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the fund. To the extent that a fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, such fund will be required to make additional distributions to its common shareholders.

Certain investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Under current law, the Funds serve to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the fund beginning before January 1, 2008, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the fund (an “interest-

related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (a “short-term capital gain dividend”). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

Independent Trustees

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals, Inc., Ryerson Inc. (a
1943), Trustee since 1994 and	Associates, Inc., a private	metals service corporation), the Mutual Fund Directors
Vice Chairman since 2005	investment firm.	Forum and Advocate Health Care. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College, having served as Chairman for five years.
Until 2007, Ms. Baxter was a Director of Banta
Corporation (a printing and supply chain management
company); until 2004, she was a Director of
BoardSource (formerly the National Center for
Nonprofit Boards); and until 2002, she was a Director
of Intermatic Corporation (a manufacturer of energy
control products).

Charles B. Curtis (Born	President and Chief	Member of the Council on Foreign Relations and
1940), Trustee since 2001	Operating Officer,	serves as a Director of Edison International and
	Nuclear Threat Initiative	Southern California Edison. Until 2006, Mr. Curtis
	(a private foundation	served as a member of the Trustee Advisory Council of
	dealing with national	the Applied Physics Laboratory, Johns Hopkins
	security issues) and serves	University. Until 2003, Mr. Curtis was a Member of
	as Senior Advisor to the	the Electric Power Research Institute Advisory Council
	United Nations	and the University of Chicago Board of Governors for

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

	Foundation.	Argonne National Laboratory. Prior to 2002, Mr.
Curtis was a Member of the Board of Directors of the
Gas Technology Institute and the Board of Directors of
the Environment and Natural Resources Program
Steering Committee, John F. Kennedy School of
Government, Harvard University. Until 2001, Mr.
Curtis was a Member of the Department of Defense
Policy Board and Director of EG&G Technical
Services, Inc. (a fossil energy research and
development support company).

Robert J. Darretta (Born	Mr. Darretta serves as	Director of UnitedHealth Group (a diversified
1946), Trustee since 2007	Director of UnitedHealth	healthcare conglomerate). Until April 2007, Mr.
	Group (a diversified	Darretta was Vice Chairman of the Board of Directors
	healthcare conglomerate).	of Johnson & Johnson (a diversified healthcare
	Until April 2007, he was	conglomerate).
Vice Chairman of the
Board of Directors of
Johnson & Johnson (a
diversified healthcare
conglomerate). Prior to
2007, Mr. Darretta held
several accounting and
finance positions with
Johnson & Johnson,
including Treasurer,
Executive Vice President
and Chief Financial
Officer. Mr. Darretta
received a B.S. in
Economics from
Villanova University.

Myra R. Drucker (Born	Ms. Drucker is Chair of	Ms. Drucker is an ex-officio member of the New York
1948), Trustee since 2004	the Board of Trustees of	Stock Exchange (NYSE) Pension Managers Advisory
	Commonfund (a not-for-	Committee, having served as Chair for seven years.
	profit firm specializing in	Until August 31, 2004, Ms. Drucker was Managing
	asset management for	Director and a member of the Board of Directors of
	educational endowments	General Motors Asset Management and Chief
	and foundations), Vice	Investment Officer of General Motors Trust Bank. Ms.
	Chair of the Board of	Drucker also served as a member of the NYSE
	Trustees of Sarah	Corporate Accountability and Listing Standards
	Lawrence College, and a	Committee and the NYSE/NASD IPO Advisory
	member of the Investment	Committee. Prior to joining General Motors Asset
	Committee of the Kresge	Management in 2001, Ms. Drucker held various
	Foundation (a charitable	executive positions in the investment management
	trust). She is also a	industry. Ms. Drucker served as Chief Investment
	director of New York	Officer of Xerox Corporation (a technology and service
	Stock Exchange LLC, a	company in the document industry), where she was
	wholly-owned subsidiary	responsible for the investment of the company’s
	of the publicly-traded	pension assets. Ms. Drucker was also Staff Vice
	NYSE Group, Inc., a	President and Director of Trust Investments for
	director of Interactive	International Paper (a paper products, paper
	Data Corporation (a	distribution, packaging and forest products company)

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

	provider of financial	and previously served as Manager of Trust Investments
	market data, analytics and	for Xerox Corporation.
related services to
financial institutions and
individual investors), and
an advisor to RCM
Capital Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout firm	Corporation, as well as Chairman of TH Lee, Putnam
	that specializes in energy	Investment Trust (a closed-end investment company
	investments in the	advised by an affiliate of Putnam Management). He is
	diversified world-wide	also a Trustee of Sarah Lawrence College.
energy industry).

Paul L. Joskow (Born 1947),	Elizabeth and James	Director of National Grid plc (a UK-based holding
Trustee since 1997	Killian Professor of	company with interests in electric and gas transmission
	Economics and	and distribution and telecommunications infrastructure)
	Management, and	and TransCanada Corporation (an energy company
	Director of the Center for	focused on natural gas transmission and power
	Energy and	services), and a member of the Board of Overseers of
	Environmental Policy	the Boston Symphony Orchestra. Prior to June 2006,
	Research at the	he served as President of the Yale University Council
	Massachusetts Institute of	and continues to serve as a member of the Council.
	Technology.	Prior to February 2005, he served on the board of the
Whitehead Institute for Biomedical Research (a non-
profit research institution). Prior to February 2002, he
was a Director of State Farm Indemnity Company (an
automobile insurance company), and prior to March
2000, he was a Director of New England Electric
System (a public utility holding company).

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of National Trust for Historic Preservation, of Centre
	(thoroughbred horse and	College and of Midway College (in Midway,
	cattle breeding). She is	Kentucky). Until 2006, she was a Member of The
	President Emeritus of	Trustees of Reservations. Prior to June 2005, she was
	Mount Holyoke College.	a Director of Talbots, Inc. (a distributor of women's
apparel). Prior to 2001, Dr. Kennan served on the
oversight committee of the Folger Shakespeare
Library. Prior to September 2000, she was a Director
of Chastain Real Estate; and prior to June 2000, she
was a Director of Bell Atlantic Corp.

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

Kenneth R. Leibler (Born	Founding partner of and	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	advisor to the Boston	director of the Optimum Funds Group. Prior to
	Options Exchange,	October, 2006 he served as a director of ISO New
	an electronic	England, the organization responsible for the operation
	marketplace for	of the electric generation system in the New England
	the trading of	states. Prior to 2000, he was a director of the
	listed derivative	Investment Company Institute in Washington, D.C.
	securities, and	Prior to January, 2005, Mr. Leibler served as Chairman
	lead director of Ruder	and Chief Executive Officer of the Boston Stock
	Finn Group, a global	Exchange. Prior to January 2000, he served as
	communications and	President and Chief Executive Officer of Liberty
	advertising firm. He	Financial Companies, a publicly traded diversified
	currently serves as a	asset management organization. Prior to June 1990, he
	Trustee of Beth Israel	served as President and Chief Operating Officer of the
	Deaconess Hospital in	American Stock Exchange. Prior to serving as Amex
	Boston and as a board	President, he held the position of Chief Financial
	member of Northeast	Officer, and headed its management and marketing
	Utilities.	operations.

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin Diabetes
1945), Trustee since 1984	Properties, L.P. and	Center. Prior to December 2001 and June 2003, Mr.
	Chairman of Cabot	Patterson served as a Trustee of Cabot Industrial Trust
	Properties, Inc. (a private	and Sea Education Association, respectively.
equity firm investing in
commercial real estate).
Prior to December 2001,
he was President of Cabot
Industrial Trust (a
publicly traded real estate
investment trust).

W. Thomas Stephens (Born	Chairman and Chief	Director of TransCanada Pipelines Limited. Until
1942), Trustee since 1997	Executive Officer of	2004, Mr. Stephens was a Director of Xcel Energy
	Boise Cascade, L.L.C. (a	Incorporated (a public utility company), Qwest
	paper, forest product and	Communications and Norske Canada, Inc. (a paper
	timberland assets	manufacturer). Until 2003, Mr. Stephens was a
	company).	Director of Mail-Well, Inc. (a diversified printing
company). Prior to July 2001, Mr. Stephens was
Chairman of Mail-Well.

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of Pennsylvania
1945), Trustee since 2004	Permit Capital LLC (an	Medical Center, the Robert Wood Johnson Foundation
	investment management	(a philanthropic organization devoted to health care
	firm). Prior to 2002, he	issues) and the National Constitution Center. Mr.
	served as Chief Strategic	Worley also serves as a Director of the Colonial
	Officer of Morgan	Williamsburg Foundation (a historical preservation
	Stanley Investment	organization) and the Philadelphia Orchestra
	Management. He	Association. He serves on the investment committees
	previously served as	of Mount Holyoke College and World Wildlife Fund (a
	President, Chief	wildlife conservation organization).
Executive Officer and
Chief Investment Officer
of Morgan Stanley Dean
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Charles E. Haldeman, Jr.	President and Chief	Serves on the Board of Governors of the Investment
(Born 1948), Trustee since	Executive Officer of	Company Institute and as Chair of the Board of
2004 and President since June	Putnam, LLC (“Putnam	Trustees of Dartmouth College. Mr. Haldeman serves
2007	Investments”). Member of	on the Partners HealthCare Investment Committee, the
	Putnam Investments’	Tuck School of Business at Dartmouth College Board
	Executive Board of	of Overseers, and the Harvard Business School Board
	Directors and Advisory	of Dean's Advisors.
Council. Prior to
November 2003, Mr.
Haldeman served as Co-
Head of Putnam
Investments’ Investment
Division. Prior to joining
Putnam Investments in
2002, he served as Chief
Executive Officer of
Delaware Investments and
President and Chief
Operating Officer of
United Asset
Management.

Name, Address[1] , Year of	Principal Occupation(s)	Other Directorships Held by Trustee
Birth, Position(s) Held with	During Past 5 Years
Fund and Length of Service
as a Putnam Fund Trustee[2]

*George Putnam III (Born	Chairman of New	Director of The Boston Family Office, L.L.C. (a
1951), Trustee since 1984	Generation Research, Inc.	registered investment advisor), and a Trustee of St.
	(a publisher of financial	Mark’s School. Until 2006, Mr. Putnam was a Trustee
	advisory and other	of Shore Country Day School. Until 2002, he was a
	research services) and	Trustee of the Sea Education Association.
President of New
Generation Advisers, Inc.
(a registered investment
adviser to private funds).
Both firms he founded in
1986. Prior to June 2007,
Mr. Putnam was President
of the Putnam Funds.

1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2006, there were 107 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

*Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the funds or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments and the President of the funds and each of the other Putnam funds.

Officers

In addition to Charles E. Haldeman, Jr., each fund's President, the other officers of the funds are shown below. All of the officers of the funds are employees of Putnam Management or its affiliates or are members of the Trustees' independent administrative staff.

Name, Address[1] ,	Length of	Principal Occupation(s) During Past 5 Years and Position(s) with
Year of Birth and	Service with the	Fund's Investment Adviser and Distributor[3]
Position(s) Held with	Putnam Funds[2]
Fund

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer and Principal
(Born 1938),		Executive Officer, The Putnam Funds.
Executive Vice
President, Principal
Executive Officer,
Associate Treasurer
and Compliance
Liaison

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam Funds. Prior to
(Born 1955), Senior		2004, Managing Director, Putnam Investments.
Vice President and
Treasurer

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments. Prior to 2001,

Name, Address[1] ,	Length of	Principal Occupation(s) During Past 5 Years and Position(s) with
Year of Birth and	Service with the	Fund's Investment Adviser and Distributor[3]
Position(s) Held with	Putnam Funds[2]
Fund

(Born 1958), Vice		Partner, PricewaterhouseCoopers LLP.
President and
Principal Financial
Officer

Janet C. Smith (Born	Since 2007	Managing Director, Putnam Investments, Putnam Management.
1965), Vice President,
Assistant Treasurer
and Principal
Accounting Officer

Beth S. Mazor (Born	Since 2002	Managing Director, Putnam Investments.
1958), Vice President

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam Management and
(Born 1969), Vice		Putnam Retail Management. Prior to 2005, Mr. Leveille was a
President and Chief		member of Bell Boyd & Lloyd LLC, and prior to 2003, he was Vice
Compliance Officer		President and Senior Counsel of Liberty Funds Group LLC.

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice
President and BSA
Compliance Officer

Francis J.	Since 2004	Senior Managing Director, Putnam Investments, Putnam
McNamara, III (Born		Management and Putnam Retail Management. Prior to 2004, Mr.
1955), Vice President		McNamara was General Counsel of State Street Research &
and Chief Legal		Management Company.
Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments. During 2002, Mr. Pappas
(Born 1953), Vice		was Chief Operating Officer of Atalanta/Sosnoff Management
President		Corporation. Prior to 2001, he was President and Chief Executive
Officer of UAM Investment Services, Inc.

Richard S. Robie, III	Since 2004	Senior Managing Director, Putnam Investments. Prior to 2003, Mr.
(Born 1960), Vice		Robie was Senior Vice President of United Asset Management
President		Corporation.

Judith Cohen[4] (Born	Since 1993	Vice President, Clerk and Assistant Treasurer, The Putnam Funds.
1945), Vice President,
Clerk and Assistant
Treasurer

Wanda M.	Since 1993	Vice President, Senior Associate Treasurer and Assistant Clerk, The
McManus[4] (Born		Putnam Funds.
1947), Vice President,
Senior Associate
Treasurer and
Assistant Clerk

Name, Address[1] ,	Length of	Principal Occupation(s) During Past 5 Years and Position(s) with
Year of Birth and	Service with the	Fund's Investment Adviser and Distributor[3]
Position(s) Held with	Putnam Funds[2]
Fund

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer and Proxy
(Born 1957), Vice		Manager, The Putnam Funds.
President, Assistant
Clerk, Assistant
Treasurer and Proxy
Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Investments.
(Born 1957), Vice
President and
Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Standing Committees of the Board of Trustees

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler and Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill and Patterson.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Curtis, Putnam and Worley.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of

Messrs. Hill (Chairperson), Curtis, Patterson and Putnam (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Leibler (Chairperson) and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Darretta (Chairperson), Curtis and Hill. Investment Oversight Committee C currently consists of Messrs. Worley (Chairperson) and Patterson and Ms. Baxter. Investment Oversight Committee D currently consists of Ms. Drucker (Chairperson), Messrs. Haldeman and Putnam and Dr. Kennan.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board's general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management's investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of the funds’ shares. The Committee oversees implementation of those policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports on various other matters, including reports on the liquidity of portfolio securities. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson and Stephens and Ms. Drucker.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson and Stephens and Drs. Joskow and Kennan.

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Each fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by each fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses”.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management, The Putnam Advisory Company, LLC (a wholly-owned subsidiary of Putnam Advisory Company, Limited Partnership), PIL (a wholly-owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of each fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The management contract

Under management contracts between each fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for each fund and makes investment decisions on behalf of each fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of each fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising each fund and other clients. In so doing, Putnam Management may cause each fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the management contracts, see “Charges and expenses”. Under the management contacts, if dividends payable on preferred shares during any dividend period plus any expenses attributable to preferred shares for that period exceed the fund's gross income attributable to the proceeds of the preferred shares during that period, then the fees payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the preferred shares outstanding during the period).

In addition to the fee paid to Putnam Management, each fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. The amount of this reimbursement for each fund’s most recent fiscal year is included in “Charges and Expenses”.

Putnam Management pays all other salaries of officers of each fund. Each fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. Each fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The management contracts provide that Putnam Management shall not be subject to any liability to the funds or to any shareholder of the funds for any act or omission in the course of or connected with rendering services to the funds in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

Each management contract may be terminated without penalty by vote of the Trustees or the shareholders of the applicable fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the applicable fund. Each management contract also terminates without payment of any penalty in the event of its assignment. Each management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for each fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on each fund's assets and the number and types of securities held by each fund, and reimburses State Street for certain out-of-pocket expenses.

Other accounts managed by the funds' portfolio managers

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the funds' Portfolio Leader and Portfolio Members managed as of each fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless otherwise noted, none of the accounts pays a fee based on the account's performance.

Municipal Opportunities Trust
(4/30/07)

Portfolio Leader or	Other SEC-registered open-		Other accounts that pool		Other accounts (including
Member	end and closed-end funds		assets from more than		separate accounts, managed
			one client		account programs and
					single-sponsor defined
					contribution plan offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

Thalia Meehan	18	$9,037,100,000	3	$900,000	2	$419,700,000

Paul Drury	18	$9,037,100,000	3	$900,000	1	$418,600,000

Brad Libby	18	$9,037,100,000	3	$900,000	2	$418,800,000

Susan McCormack	18	$9,037,100,000	3	$900,000	1	$418,600,000

Investment Grade Municipal Trust (11/30/06)

Portfolio Leader or	Other SEC-registered open-		Other accounts that pool		Other accounts (including
Member	end and closed-end funds		assets from more than		separate accounts, managed
			one client		account programs and
					single-sponsor defined
					contribution plan offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

Thalia Meehan	20	$9,416,800,000	3	$900,000	3	$484,100,000

Paul Drury	20	$9,416,800,000	3	$900,000	3	$483,200,000

Brad Libby	20	$9,416,800,000	3	$900,000	3	$483,300,000

Susan McCormack	20	$9,416,800,000	3	$900,000	3	$483,300,000

Municipal Bond Fund
(4/30/07)

Portfolio Leader or	Other SEC-registered open-		Other accounts that pool		Other accounts (including
Member	end and closed-end funds		assets from more than		separate accounts, managed
			one client		account programs and
					single-sponsor defined
					contribution plan offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

Thalia Meehan	18	$8,996,400,000	3	$900,000	2	$419,700,000

Paul Drury	18	$8,996,400,000	3	$900,000	1	$418,600,000

Brad Libby	18	$8,996,400,000	3	$900,000	2	$418,800,000

Susan McCormack	18	$8,996,400,000	3	$900,000	1	$418,600,000

See " Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" below for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

The table below shows the value of each funds' Portfolio Leader's and Portfolio Members' holdings in Municipal Opportunities Trust and Municipal Bond Fund as of April 30, 2007 and in Investment Grade Municipal Trust as of November 30, 2006.

Name of Portfolio	Dollar range of Municipal	Dollar range of Investment	Dollar range of Municipal
Manager	Opportunities Trust shares	Grade Municipal Trust	Bond Fund shares owned
	owned	shares owned
Thalia Meehan	$0	$0	$0
Paul Drury	$0	$0	$0
Brad Libby	$0	$0	$0
Susan McCormack	$0	$0	$0

Portfolio transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Funds' Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

· The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

· The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

· The trading of other accounts could be used to benefit higher-fee accounts (front- running).

· The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

· Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

· All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

· All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

· Front running is strictly prohibited.

· The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Leader(s) and Portfolio Member(s), please refer to “Other Accounts Managed By The Funds' Portfolio Managers”.

Compensation of investment professionals

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping their investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to award or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Brokerage and research services

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act). Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, economic analysis, investment research, industry and company reviews, statistical information, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management is not permitted to use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products that may be used both for investment- and non-investment-related purposes).

In general, Putnam Management does not allow the funds’ portfolio transactions to be used to generate soft dollar credits to pay for brokerage and research services generated by third parties, except that Putnam Management may allocate fund trades to generate soft dollar credits for third party investment research reports and related fundamental investment research (i) when trading through the firm generating the research would not be feasible or consistent with seeking most favorable price and execution, (ii) the research is not generally available for purchase other than through soft dollars or direct execution and (iii) where the total amount allocated to these third party services does not exceed 8% of the total commissions of all clients of Putnam Management and certain of its affiliates in the aggregate for any calendar year (although more than 8% of the fund’s commissions or a particular fund’s commissions in a year may be used to pay for such third-party research services). In addition to generating soft-dollar credits to pay for these permitted third-party services, Putnam Management may instruct executing brokers to “step out” a portion of the trades placed with them to the providers of such services, subject to the aggregate 8% limit mentioned above.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the 1934 Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Personal investments by employees of Putnam Management and Officers and Trustees of the funds

Employees of Putnam Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Code of Ethics adopted by Putnam Management (the Putnam Investments Code of Ethics) and by the fund (the Putnam Funds Code of Ethics). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics. The Putnam Investments and Putnam Funds Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-551-8090) and are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov.

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is each fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund.

Custodian

Effective January 1, 2007, each fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it.

Each fund pays State Street an annual fee based on the fund’s assets held with State Street and on securities transactions processed by State Street and reimburses State Street for certain out-of-pocket expenses. The funds will make payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. Each fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. Each fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian. See “Charges and expenses” for information on fees and reimbursements for investor servicing and custody received by PFTC.

Counsel to the funds and the independent Trustees

Ropes & Gray LLP serves as counsel to each fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Municipal Opportunities Trust. However, Municipal Opportunities Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. Municipal Opportunities Trust's Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by each fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public disclosures

Each fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Putnam Investments website. Each fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each fund’s fiscal year). Shareholders may obtain each fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, each fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes each fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the
month following the end of
each calendar quarter

Top 10 Portfolio Holdings	Monthly	Approximately 15 days
and other portfolio statistics		after the end of each month

The scope of the information relating to each fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other disclosures

Each fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by Putnam Management’s Compliance Department. Arrangements to make non-public disclosures of a fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of each fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

Each fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and Putnam Retail Management, these service providers include each fund’s custodian and sub-custodians, which currently include State Street Bank and Trust Company, Mellon Bank N.A., Brown Brothers Harriman & Co., UMB Bank, N.A., JP Morgan Chase Bank, and Citibank N.A., each fund’s independent registered public accounting firm, legal counsel, and financial printer (McMunn Associates, Inc.), and each fund’s proxy voting services, currently Glass, Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

Each fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. Any such firm would be required to keep each fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for each of Municipal Opportunities Trust and Municipal Bond Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for each of Municipal Opportunities Trust and Municipal Bond Fund. The following documents are incorporated by reference into this SAI: Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Municipal Opportunities Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2007 and Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Municipal Bond Fund's Annual Report to shareholders for the fiscal year ended April 30, 2007. The financial highlights for Municipal Opportunities Trust and Municipal Bond Fund incorporated by reference into the Prospectus/Proxy Statement and the audited financial statements for Municipal Opportunities Trust and Municipal Bond Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for Investment Grade Municipal Trust providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for Investment Grade Municipal Trust. The following documents are incorporated by reference into this SAI: Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Investment Grade Municipal Trust's Annual Report to shareholders for the fiscal year ended November 30, 2006. The financial highlights for Investment Grade Municipal Trust incorporated by reference into the Prospectus/Proxy Statement and the audited financial statements for Investment Grade Municipal Trust incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of KPMG LLP, given on their authority as experts in auditing and accounting.

Putnam Investment Grade Municipal Trust,

Putnam Municipal Bond Fund

and

Putnam Municipal Opportunities Trust

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of April 30, 2007 and the unaudited proforma combining statement of operations for the twelve months ended April 30, 2007 presents the results of operations of Putnam Municipal Opportunities Trust as if the combination with Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund had been consummated at May 1, 2006. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at May 1, 2006. These historical statements have been derived from Putnam Municipal Opportunities Trust’s, Putnam Investment Grade Municipal Trust’s and Putnam Municipal Bond Fund’s books and records utilized in calculating daily net asset value at April 30, 2007, and for the twelve month period then ended. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed merger of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund with and into Putnam Municipal Opportunities Trust, which is expected to be a tax-free reorganization. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam Municipal Opportunities Trust for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of a fund in carrying out its obligations under the Agreement and Plan of Merger.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam Municipal Opportunities Trust, Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund incorporated by reference in this statement of additional information.

Putnam Municipal Opportunities Trust

Notes to Proforma Combining Statements

(Unaudited)

April 30, 2007

Security Valuation

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Federal taxes

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies

Proforma Adjustments

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) $59,072 relates to proxy costs for Putnam Investment Grade Municipal Trust, $52,532 relates to proxy costs for Putnam Municipal Bond Fund and $51,757 relates to proxy costs for Putnam Municipal Opportunities Trust. $22,236 relates to SEC filing fees for Putnam Municipal Opportunities Trust. The remaining $323,200 consists of legal and accounting costs which will be allocated ratably between the three funds.

(C) Issuance of 34,200,509 common shares of Putnam Municipal Opportunities Trust to the holders of common shares of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund.

(D) Reflects proposed two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust.

(E) While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust's preferred shares with the same dividend period and same liquidation preference.

The Proforma Combining Investment Portfolio of Putnam Municipal Opportunities Trust, Putnam Investment Grade Municipal Trust and Putnam
Municipal Bond Fund
April 30, 2007 (unaudited)

Key to abbreviations
AMBAC -- AMBAC Indemnity Corporation

COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FHA Insd. -- Federal Housing Administration Insured
FHLMC Coll. -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
GNMA Coll. -- Government National Mortgage Association Collateralized
IF -- Inverse Floater
MBIA -- MBIA Insurance Company
PSFG -- Permanent School Fund Guaranteed
Radian Insd. -- Radian Group Insured
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN -- Variable Rate Demand Notes
XLCA -- XL Capital Assurance

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Alabama			0.2%		0.2%		0.2%		0.2%

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B	$400,000	$417,924	$400,000	$417,924	$400,000	$417,924	$1,200,000	1,253,772

Alaska			0.3%		0.0%		0.0%		0.1%

Northern Tobacco Securitization Corp. Rev. Bonds,
5 1/2s, 6/1/29 (Prerefunded)	AAA	750,000	799,470	-	-	-	-	750,000	799,470

Arizona			2.2%		2.3%		2.9%		2.5%

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John
C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	-	-	750,000	852,300	500,000	568,200	1,250,000	1,420,500

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	1,175,000	1,300,044	950,000	1,051,099	1,175,000	1,300,044	3,300,000	3,651,187
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	-	-	455,000	464,537	-	-	455,000	464,537
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5s, 5/15/26	A-	-	-	800,000	852,368	-	-	800,000	852,368
Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	780,000	770,336	570,000	562,938	780,000	770,336	2,130,000	2,103,610
Maricopa Cnty., Poll. Control Rev. Bonds (Public
Service Co. NM), Ser. A, 6.3s, 12/1/26	Baa2	2,000,000	2,038,880	-	-	-	-	2,000,000	2,038,880
Phoenix, Indl. Dev. Auth. VRDN (Valley of the Sun
YMCA), 4.06s, 1/1/31	A-1+	-	-	-	-	1,871,000	1,871,000	1,871,000	1,871,000
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	525,000	519,456	500,000	494,720	525,000	519,456	1,550,000	1,533,632

Queen Creek, Special Assmt. Bonds									-

(Impt. Dist. No. 001), 5s, 1/1/18	Baa2	400,000	413,268	-	-	400,000	413,268	800,000	826,536

(Dist. No. 001), 5s, 1/1/26	Baa2	-	-	350,000	358,407	-	-	350,000	358,407
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31 (Prerefunded)	A3	-	-	-	-	1,000,000	1,089,930	1,000,000	1,089,930

			5,041,984		4,636,369		6,532,234		16,210,587

Arkansas			1.5%		1.5%		2.3%		1.8%

AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29
(Prerefunded)	Baa2	-	-	-	-	3,000,000	3,283,320	3,000,000	3,283,320
Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s,
9/1/28 (Prerefunded)	Baa2	2,000,000	2,084,540	-	-	-	-	2,000,000	2,084,540
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A-	600,000	612,612	1,000,000	1,021,020	500,000	510,510	2,100,000	2,144,142
Jefferson Cnty., Poll. Control Rev. Bonds (Entergy
AR, Inc.), 4.6s, 10/1/17	A-	280,000	282,808	200,000	202,006	355,000	358,561	835,000	843,375
Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s,
4/1/19	Aaa	-	-	-	-	560,000	553,588	560,000	553,588
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
2/1/27 (Prerefunded)	BB/P	-	-	1,000,000	1,047,330	-	-	1,000,000	1,047,330
Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	Aaa	500,000	496,680	500,000	496,680	500,000	496,680	1,500,000	1,490,040
Washington Cnty., Hosp. Rev. Bonds (Regl. Med.
Ctr.), Ser. B, 5s, 2/1/25	Baa2	-	-	250,000	257,258	-	-	250,000	257,258

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

			3,476,640		3,024,294		5,202,659		11,703,593

California			15.3%		28.3%		18.7%		20.5%

ABC Unified School Dist. G.O. Bonds, Ser. B,
FGIC, zero %, 8/1/20	Aaa	-	-	-	-	1,500,000	857,175	1,500,000	857,175
Anaheim, City School Dist. G.O. Bonds (Election of
2002), MBIA, zero %, 8/1/26	Aaa	2,250,000	962,775	1,195,000	511,341	2,250,000	962,775	5,695,000	2,436,891
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
MBIA, 6.45s, 12/28/18	Aaa	-	-	-	-	4,000,000	4,148,960	4,000,000	4,148,960
Azusa, Cmnty. Fac. Dist. Special Tax Bonds (No.
05-1), Ser. 05-1, Class 1, 5s, 9/1/27	BB-/P	455,000	460,833	415,000	420,320	455,000	460,833	1,325,000	1,341,986
CA Edl. Fac. Auth. Rev. Bonds (Loyola-Marymount
U.), MBIA, zero %, 10/1/21	Aaa	1,300,000	702,182	-	-	-	-	1,300,000	702,182
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific),
5s, 11/1/21	A2	525,000	551,681	450,000	472,869	525,000	551,681	1,500,000	1,576,231
CA Hlth. Fac. Fin. Auth. Rev. Bonds, AMBAC,
5.293s, 7/1/17	Aaa	2,400,000	2,401,896	-	-	-	-	2,400,000	2,401,896
CA Hlth. Fac. Fin. Auth. Rev. Bonds (Sutter Hlth.),
Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	-	-	-	-	2,500,000	2,571,900	2,500,000	2,571,900

CA State Dept. of Wtr. Resources Rev. Bonds								-	-

Ser. A AMBAC, 5 1/2s, 5/1/13 (SEG)	Aaa	5,500,000	6,000,060	-	-	7,000,000	7,636,440	12,500,000	13,636,500

Ser. A, 6s, 5/1/15 (Prerefunded)	Aaa	-	-	2,000,000	2,232,420	1,500,000	1,674,315	3,500,000	3,906,735

Ser. A 5 1/2s, 5/1/11	A1	1,000,000	1,066,650	-	-	1,500,000	1,599,975	2,500,000	2,666,625

CA State G.O. Bonds								-	-

5s, 5/1/23	A1	3,000,000	3,159,450	-	-	-	-	3,000,000	3,159,450

5s, 5/1/22	A1	-	-	4,000,000	4,220,960	-	-	4,000,000	4,220,960

5 1/8s, 4/1/23	A1	750,000	793,058	500,000	528,705	500,000	528,705	1,750,000	1,850,468
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s,
7/1/16	AA+	1,000,000	1,049,660	1,000,000	1,049,660	1,000,000	1,049,660	3,000,000	3,148,980
CA State Pub. Wks. Board Rev. Bonds (Dept. of
Hlth. Svcs. Richmond Laboratory), Ser. B, XLCA,		-	-	1,810,000	1,917,858	-	-
5s, 11/1/22	Aaa							1,810,000	1,917,858
CA Statewide Cmnty., Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,774,203	1,750,000	1,774,203	1,750,000	1,774,203	5,250,000	5,322,609
CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	-	-	250,000	262,803	-	-	250,000	262,803

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02, 5.05s,		270,000	272,589	250,000	252,398	270,000	272,589
9/2/35	BB+/P							790,000	797,576

Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	-	-	4,000,000	4,179,200	-	-	4,000,000	4,179,200
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	640,000	665,581	635,000	660,381	640,000	665,581	1,915,000	1,991,543
Duarte, Unified School Dist. G.O. Bonds (Election
of 1998), Ser. E, FSA, zero %, 11/1/29	Aaa	1,305,000	475,385	-	-	-	-	1,305,000	475,385
Folsom, Pub. Fin. Wtr. Auth. Rev. Bonds, Ser. A,
FSA, 5s, 12/1/30	Aaa	3,185,000	3,340,364	-	-	-	-	3,185,000	3,340,364
Garvey, School Dist. G.O. Bonds (Election of
2004), FSA								-	-

zero %, 8/1/24	Aaa	-	-	1,400,000	651,000	-	-	1,400,000	651,000

zero %, 8/1/23	Aaa	1,330,000	650,663	-	-	-	-	1,330,000	650,663

zero %, 8/1/22	Aaa	-	-	-	-	1,265,000	650,577	1,265,000	650,577
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s,
11/1/25	B-/P	-	-	576,000	544,274	576,000	544,274	1,152,000	1,088,548
Golden State Tobacco Securitization Corp. Rev.
Bonds								-	-

Ser. A-1, 4 1/2s, 6/1/27	BBB	875,000	862,453	700,000	689,962	1,000,000	985,660	2,575,000	2,538,075
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	1,500,000	1,652,400	-	-	1,500,000	1,652,400	3,000,000	3,304,800

Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	-	-	-	-	1,100,000	1,216,908	1,100,000	1,216,908

Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	410,000	410,923	615,000	616,384	410,000	410,923	1,435,000	1,438,230
Las Virgenes, Unified School Dist. G.O. Bonds,
FSA, zero %, 11/1/23	Aaa	1,290,000	629,236	-	-	-	-	1,290,000	629,236
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Works), 5 3/4s, 8/10/18	AA+	-	-	6,000,000	6,860,280	-	-	6,000,000	6,860,280
Modesto, High School Dist. Stanislaus Cnty., G.O.
Bonds, Ser. A, FGIC, zero %, 8/1/24	Aaa	-	-	-	-	1,800,000	844,092	1,800,000	844,092
Murrieta Valley, Unified School Dist. G.O. Bonds,
Ser. A, FGIC, zero %, 9/1/22	Aaa	-	-	1,405,000	719,950	-	-	1,405,000	719,950
Newark, Unified School Dist. G.O. Bonds (Election
of 1997), Ser. D, FSA, zero %, 8/1/21	Aaa	-	-	-	-	2,360,000	1,274,919	2,360,000	1,274,919
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,		450,000	463,226	-	-	450,000	463,226
8/15/33	BBB/P							900,000	926,452
Rincon Valley, Unified Elementary School Dist.	Aaa

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

G.O. Bonds (Election of 2004), FGIC, zero %,		-	-	1,500,000	533,160	-	-	1,500,000	533,160
8/1/30
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A,
XLCA, 5s, 10/1/29	Aaa	-	-	-	-	4,700,000	4,912,816	4,700,000	4,912,816

Roseville, Cmnty. Fac. Special Tax Bonds								-	-
(Cmnty. Fac. Dist. No. 1 -Fiddyment Ranch),
Ser. 1, 5s, 9/1/20	BB/P	255,000	257,445	200,000	201,918	255,000	257,445	710,000	716,808

(Dist. No. 1 -Westpark), 5 1/4s, 9/1/25	BB/P	-	-	875,000	898,686	-	-	875,000	898,686

(Dist. No. 1-Westpark), 5 1/4s, 9/1/19	BB/P	-	-	-	-	875,000	902,195	875,000	902,195
(Cmnty. Fac. Dist. No. 1-Westpark), 5 1/4s,
9/1/18	BB/P	875,000	902,344	-	-	-	-	875,000	902,344
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	-	-	2,000,000	2,100,360	-	-	2,000,000	2,100,360
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), 5s, 9/1/18	BB/P	-	-	-	-	1,035,000	1,066,288	1,035,000	1,066,288
Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 97-01, 5s, 9/1/20	BB/P	1,205,000	1,230,859	-	-	-	-	1,205,000	1,230,859
Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 97-01, 5s, 9/1/29	BB/P	-	-	1,185,000	1,202,348	-	-	1,185,000	1,202,348
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
MBIA, 6 1/2s, 8/1/17	Aaa	-	-	5,000,000	5,817,650	-	-	5,000,000	5,817,650

San Diego Cnty., COP, AMBAC 5 1/2s, 9/1/07	AAA	-	-	6,000,000	6,036,660	-	-	6,000,000	6,036,660

San Diego Cnty., COP, AMBAC 5 5/8s, 9/1/12	Aaa	-	-	6,000,000	6,277,380	-	-	6,000,000	6,277,380
San Diego Cnty., Wtr. Auth. COP, FGIC, 5.681s,
4/23/08	Aaa	2,000,000	2,040,920	-	-	-	-	2,000,000	2,040,920
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev. Project), MBIA, 5s, 8/1/32		-	-	2,500,000	2,632,325	-	-
(Prerefunded)	Aaa							2,500,000	2,632,325
Silicon Valley, Tobacco Securitization Auth. Rev.
Bonds (Santa Clara), Ser. A, zero %, 6/1/36	BBB/F	1,200,000	245,436	750,000	153,398	750,000	153,398	2,700,000	552,232
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	BB-/P	-	-	745,000	804,958	-	-	745,000	804,958
Tahoe Truckee, Unified School Dist. G.O. Bonds
(Dist. No. 2), Ser. A, FGIC, zero %, 8/1/21	Aaa	1,060,000	576,640	-	-	-	-	1,060,000	576,640
Vallejo, COP (Marine World Foundation), 7.2s,	BBB-
2/1/26	/P	1,400,000	1,440,166	1,300,000	1,337,297	1,400,000	1,440,166	4,100,000	4,217,629

			35,039,078		56,561,108		41,530,079		133,130,265

Colorado			4.7%		0.5%		2.5%		2.7%

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

CO Hlth. Fac. Auth. Rev. Bonds								-	-

(Evangelical Lutheran), 5 1/4s, 6/1/17	A3	-	-	340,000	365,109	160,000	171,816	500,000	536,925

(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	380,000	406,000	-	-	-	-	380,000	406,000

(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	590,000	627,630	535,000	569,122	250,000	265,945	1,375,000	1,462,697

CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)								-	-

Ser. B-2 , 7s, 5/1/26	Aa2	-	-	-	-	60,000	60,722	60,000	60,722

Ser. B-3, 6.8s, 11/1/28	Aa2	-	-	-	-	35,000	35,316	35,000	35,316
CO Hlth. Fac. Auth. Rev. Bonds (Christian Living
Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	125,000	131,860	100,000	105,488	100,000	105,488	325,000	342,836
CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30
(Prerefunded)	A3	1,735,000	1,903,399	-	-	1,485,000	1,629,134	3,220,000	3,532,533

CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30	A3	1,765,000	1,916,313	-	-	1,515,000	1,644,881	3,280,000	3,561,194
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	Aaa	2,000,000	2,238,720	-	-	-	-	2,000,000	2,238,720
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub.
Hwy.), Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	27,000,000	3,614,220	-	-	-	-	27,000,000	3,614,220
U. of CO. Enterprise Syst. Rev. Bonds, FGIC, 5s,
6/1/26	Aaa	-	-	-	-	1,650,000	1,744,215	1,650,000	1,744,215

			10,838,142		1,039,719		5,657,517		17,535,378

Delaware			0.8%		0.9%		0.8%		0.8%

GMAC Muni. Mtge. Trust 144A sub. notes

Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,030,980	1,500,000	1,546,470	1,000,000	1,030,980	3,500,000	3,608,430

Ser. A1-3, 5.3s, 10/31/39	A3	500,000	527,620	-	-	500,000	527,620	1,000,000	1,055,240
New Castle Cnty., Rev. Bonds (Newark Charter
School, Inc.), 5s, 9/1/30	BBB-	250,000	256,355	200,000	205,084	250,000	256,355	700,000	717,794

			1,814,955		1,751,554		1,814,955		5,381,464

District of Columbia			0.0%		9.3%		1.8%		3.5%

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,	Aaa

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

5s, 10/1/28		-	-	5,550,000	5,803,413	-	-	5,550,000	5,803,413

DC G.O. Bonds									-

Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	-	-	-	-	4,000,000	4,093,000	4,000,000	4,093,000

Ser. A, 6s, 6/1/26 (Prerefunded)	A+	-	-	12,450,000	12,720,041	-	-	12,450,000	12,720,041

			-		18,523,454		4,093,000		22,616,454

Florida			4.7%		4.2%		6.0%		5.0%

Connerton West, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5 1/8s, 5/1/16	BB-/P	210,000	211,247	175,000	176,040	210,000	211,247	595,000	598,534
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,500,000	1,527,525	-	-	1,895,000	1,929,773	3,395,000	3,457,298
FL Hsg. Fin. Corp. Rev. Bonds (Homeowner
Mtge.), Ser. 5, 5s, 7/1/34	Aa1	-	-	780,000	790,865	-	-	780,000	790,865
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s,
6/1/19	BBB+	-	-	-	-	2,200,000	2,321,770	2,200,000	2,321,770
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s,
6/1/20	BBB+	-	-	2,000,000	2,104,600	-	-	2,000,000	2,104,600
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth.), Ser. A, 5s, 11/15/23	A+	-	-	-	-	300,000	313,554	300,000	313,554
Lee Cnty., Indl. Dev. Auth. Hlth. Care. Fac. Rev.
Bonds (Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29
(Prerefunded)	BBB-	-	-	1,000,000	1,049,520	1,000,000	1,049,520	2,000,000	2,099,040
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)									-

5 3/8s, 11/15/28	BB+	-	-	-	-	2,000,000	2,044,300	2,000,000	2,044,300

Ser. A, 6.8s, 11/15/31	Ba1	500,000	550,545	500,000	550,545	-	-	1,000,000	1,101,090
Okeechobee Cnty., Solid Waste Mandatory Put
Bonds (Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	375,000	373,526	-	-	375,000	373,526	750,000	747,052
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp.
Hlth. Care), Ser. E 6s, 10/1/26 (Prerefunded)	A2	60,000	63,760	-	-	-	-	60,000	63,760
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp.
Hlth. Care), Ser. E 6s, 10/1/26	A2	2,940,000	3,111,608	-	-	-	-	2,940,000	3,111,608
Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB-/P	840,000	885,990	790,000	833,253	840,000	885,990	2,470,000	2,605,233
St. Lucie Cnty., School Board COP (Master Lease),
Ser. A, FSA, 5s, 7/1/26	Aaa	-	-	1,965,000	2,063,722	-	-	1,965,000	2,063,722
South Broward, Hosp. Dist. Rev. Bonds (South
Broward Hosp.), 4 3/4s, 5/1/28	Aa3	2,500,000	2,539,800	-	-	3,000,000	3,047,760	5,500,000	5,587,560

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Tampa, Hosp. Rev. Bonds (H. Lee Moffit Cancer &
Research Inst.), Ser. A, 5 3/4s, 7/1/29	A	500,000	516,930	-	-	-	-	500,000	516,930
Tern Bay, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	445,000	443,291	395,000	393,483	445,000	443,291	1,285,000	1,280,065
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB-/P	175,000	176,355	150,000	151,161	175,000	176,355	500,000	503,871
Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB-/P	435,000	435,722	375,000	375,623	435,000	435,722	1,245,000	1,247,067

			10,836,299		8,488,812		13,232,808		32,557,919

Georgia			1.5%		5.2%		4.4%		3.7%

Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s,
1/1/30	Aaa	-	-	3,000,000	3,132,480	1,500,000	1,566,240	4,500,000	4,698,720
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
FGIC, 5s, 11/1/38 (Prerefunded)	Aaa	-	-	-	-	1,045,000	1,074,291	1,045,000	1,074,291
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA, 5s,
11/1/24	Aaa	-	-	4,000,000	4,243,520	-	-	4,000,000	4,243,520
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds
(Kennesaw State U. Hsg.), Ser. A, MBIA, 5s,
7/15/29	Aaa	-	-	-	-	5,215,000	5,488,162	5,215,000	5,488,162
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	B2	-	-	900,000	956,898	-	-	900,000	956,898
Henry Cnty., Wtr. & Swr. Auth. Rev. Bonds, FGIC,
5 5/8s, 2/1/30 (Prerefunded)	Aaa	1,875,000	1,987,744	-	-	-	-	1,875,000	1,987,744
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	400,000	400,896	-	-	600,000	601,344	1,000,000	1,002,240
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,115,000	1,116,951	1,035,000	1,036,811	1,110,000	1,111,943	3,260,000	3,265,705
Savannah, Econ. Dev. Auth. Poll. Control Rev.
Bonds (Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	-	-	1,000,000	1,046,740	-	-	1,000,000	1,046,740

			3,505,591		10,416,449		9,841,980		23,764,020

Hawaii			0.0%		0.2%		0.0%		0.1%

HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser.
A, FNMA Coll., 5 3/4s, 7/1/30	Aaa	-	-	345,000	352,914	-	-	345,000	352,914

Idaho			0.5%		0.3%		0.2%		0.3%

ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,060,000	1,067,261	555,000	558,802	375,000	377,569	1,990,000	2,003,632

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Illinois			4.9%		4.1%		12.4%		7.2%

Chicago, G.O. Bonds, Ser. A, FSA, 5s, 1/1/27	Aaa	-	-	-	-	4,270,000	4,474,063	4,270,000	4,474,063

Chicago, Board of Ed. G.O. Bonds (School Reform)									-

Ser. A AMBAC, 5 1/4s, 12/1/27	Aaa	-	-	-	-	2,500,000	2,567,050	2,500,000	2,567,050

Ser. A FGIC, zero %, 12/1/18	Aaa	-	-	-	-	5,440,000	3,358,221	5,440,000	3,358,221
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser.
A, MBIA, zero %, 1/1/24	Aaa	1,600,000	761,040	-	-	-	-	1,600,000	761,040
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s,
11/15/29	Aaa	2,750,000	2,896,218	-	-	-	-	2,750,000	2,896,218
Cook Cnty., Cmnty. G.O. Bonds (Cons. School
Dist. No. 64 Pk. Ridge), FSA, 5 1/2s, 12/1/16	Aaa	-	-	-	-	1,580,000	1,781,734	1,580,000	1,781,734
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24
(Prerefunded)	A2	1,500,000	1,582,275	-	-	2,500,000	2,637,125	4,000,000	4,219,400
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
Ser. B, 6s, 5/15/26 (Prerefunded)	A-	1,600,000	1,749,232	-	-	1,600,000	1,749,232	3,200,000	3,498,464
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/23	Aaa	2,250,000	2,401,470	2,250,000	2,401,470	2,250,000	2,401,470	6,750,000	7,204,410
Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %,
1/1/21	Aaa	1,075,000	597,162	-	-	-	-	1,075,000	597,162
Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 024 Millburn), FGIC, zero %,
1/1/22	Aaa	-	-	2,440,000	1,292,761	-	-	2,440,000	1,292,761
Lake Cnty., Cmnty. School Dist. G.O. Bonds (No.
073 Hawthorn), Ser. 02, FGIC, zero %, 12/1/21	Aaa	1,000,000	527,950	-	-	950,000	501,553	1,950,000	1,029,503
Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 073 Hawthorn), FGIC, zero %,
12/1/20	Aaa	-	-	1,650,000	912,566	-	-	1,650,000	912,566
Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), MBIA, 5s,
12/15/28	Aaa	-	-	1,770,000	1,842,694	-	-	1,770,000	1,842,694
Montgomery, Special Assmt. Bonds (Lakewood
Creek), Radian Insd., 4.7s, 3/1/30	AA	700,000	697,046	600,000	597,468	700,000	697,046	2,000,000	1,991,560

Schaumburg, G.O. Bonds, Ser. B, FGIC, 5s, 12/1/27	Aaa	-	-	-	-	5,000,000	5,267,100	5,000,000	5,267,100
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser.
A, MBIA, zero %, 4/1/21	Aaa	-	-	2,230,000	1,225,519	-	-	2,230,000	1,225,519
IL U. Rev. Bonds (Auxiliary Fac. Syst.), Ser. A,
AMBAC, 5 1/4s, 4/1/19	Aaa	-	-	-	-	1,945,000	2,187,269	1,945,000	2,187,269

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

			11,212,393		8,272,478		27,621,863		47,106,734

Indiana			3.2%		7.0%		1.7%		3.9%

Anderson, Econ. Dev. Rev. Bonds (Anderson U.),	BBB-
5s, 10/1/24	/F	135,000	138,282	120,000	122,917	135,000	138,282	390,000	399,481
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds,
MBIA, 5s, 1/15/26	Aaa	-	-	2,000,000	2,109,600	-	-	2,000,000	2,109,600
Fairfield, School Bldg. Corp. Ind. Rev. Bonds,
FGIC, 5s, 7/15/24	Aaa	-	-	3,000,000	3,149,430	-	-	3,000,000	3,149,430
Franklin, Cmnty. Multi-School Bldg. Corp. Rev.
Bonds (First Mtge.), FGIC, 5s, 7/15/26	Aaa	4,215,000	4,433,084	-	-	-	-	4,215,000	4,433,084
GCS School Bldg. Corp. Rev. Bonds (First Mtg.),
FSA, 5s, 7/15/26	Aaa	-	-	1,000,000	1,048,080	-	-	1,000,000	1,048,080
Hamilton Cnty., Pub. Bldg. Corp. G.O. Bonds (First
Mtge.), FSA, 5s, 2/1/26	Aaa	2,525,000	2,656,325	-	-	-	-	2,525,000	2,656,325
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	Aaa	-	-	2,695,000	2,832,661	-	-	2,695,000	2,832,661
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	-	-	2,100,000	2,174,130	2,600,000	2,691,780	4,700,000	4,865,910
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	-	-	2,500,000	2,636,800	-	-	2,500,000	2,636,800
Rockport, Poll. Control Rev. Bonds (Indiana-
Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	-	-	-	-	1,000,000	1,000,440	1,000,000	1,000,440

			7,227,691		14,073,618		3,830,502		25,131,811

Iowa			1.5%		1.1%		2.8%		1.9%

IA State Higher Ed. Loan Auth. Rev. Bonds
	BBB-
(Wartburg), Ser. A, 5s, 10/1/21	/F	-	-	605,000	624,723	-	-	605,000	624,723
	BBB-
5s, 10/1/22	/F	-	-	605,000	624,039	-	-	605,000	624,039
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	1,495,000	1,820,626	860,000	1,047,317	1,500,000	1,826,715	3,855,000	4,694,658
IA State Rev. Bonds (Honey Creek Premier
Destination Pk.),									-

FSA 5s, 6/1/25	Aaa	-	-	-	-	1,335,000	1,424,218	1,335,000	1,424,218

FSA 5s, 6/1/26	Aaa	-	-	-	-	1,400,000	1,487,024	1,400,000	1,487,024

FSA 5s, 6/1/27	Aaa	-	-	-	-	1,470,000	1,559,097	1,470,000	1,559,097

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

FSA, 5s, 6/1/28	Aaa	1,545,000	1,637,437	-	-	-	-	1,545,000	1,637,437

			3,458,063		2,296,079		6,297,054		12,051,196

Kansas			0.1%		0.3%		0.1%		0.2%

Lawrence, Hosp. Rev. Bonds (Lawrence Memorial
Hosp.), 5 1/4s, 7/1/21	A3	250,000	267,423	250,000	267,423	250,000	267,423	750,000	802,269
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.), 5s,
10/1/16	A1	-	-	300,000	319,284	-	-	300,000	319,284

			267,423		586,707		267,423		1,121,553

Kentucky			1.8%		0.0%		0.0%		0.6%

Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA, 5
1/2s, 6/1/28	Aaa	2,000,000	2,042,700	-	-	-	-	2,000,000	2,042,700
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care)									-

Ser. A 6 5/8s, 10/1/28	A-	405,000	437,930	-	-	-	-	405,000	437,930

Ser. A 6 5/8s, 10/1/28 (Prerefunded)	A-	1,470,000	1,621,998	-	-	-	-	1,470,000	1,621,998

			4,102,628		-		-		4,102,628

Louisiana			0.2%		0.7%		0.9%		0.6%

Ernest N. Morial-New Orleans, Exhibit Hall Auth.
Special Tax Bonds, Ser. A, AMBAC, 5 1/4s,
7/15/21	Aaa	-	-	-	-	1,500,000	1,597,725	1,500,000	1,597,725
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
Bonds (St. James Place), Ser. A, 7s, 11/1/20	B-/P	-	-	950,000	976,800	-	-	950,000	976,800
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med.
Foundation), 5s, 7/1/16	A3	400,000	418,036	350,000	365,782	400,000	418,036	1,150,000	1,201,854

			418,036		1,342,582		2,015,761		3,776,379

Maine			0.6%		0.3%		0.5%		0.5%

ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT,
5s, 11/15/27	Aa1	-	-	-	-	1,085,000	1,097,033	1,085,000	1,097,033
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,350,000	1,484,028	600,000	659,568	-	-	1,950,000	2,143,596

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

			1,484,028		659,568		1,097,033		3,240,629

Massachusetts			12.3%		4.2%		12.5%		9.9%

MA State Dev. Fin. Agcy. Rev. Bonds (MA
Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	-	-	-	-	2,785,000	3,004,263	2,785,000	3,004,263
MA State Dev. Fin. Agcy. Rev. Bonds (MA
Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	3,064,548	-	-	-	-	2,850,000	3,064,548
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A-	310,000	330,016	140,000	149,040	310,000	330,017	760,000	809,073

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds									-
(Med. Ctr. of Central MA), AMBAC, 6.55s,
6/23/22	Aaa	11,650,000	11,948,007	-	-	16,150,000	16,563,105	27,800,000	28,511,112

(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	822,870	-	-	750,000	822,870	1,500,000	1,645,740

(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	-	-	1,875,000	2,029,763	-	-	1,875,000	2,029,763

(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	3,000,000	3,244,350	1,800,000	1,946,610	-	-	4,800,000	5,190,960

(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	-	-	1,300,000	1,409,408	-	-	1,300,000	1,409,408
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15	BBB-
(Prerefunded)	/P	1,215,000	1,483,490	-	-	970,000	1,184,351	2,185,000	2,667,841

(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	506,655	-	-	500,000	506,655	1,000,000	1,013,310
MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Prerefunded)	Aaa	2,975,000	3,855,540	-	-	-	-	2,975,000	3,855,540
MA State Hsg. Fin. Agcy. Rev. Bonds (Rental
Mtge.), Ser. C, AMBAC, 5 5/8s, 7/1/40	Aaa	-	-	-	-	2,500,000	2,532,075	2,500,000	2,532,075
MA State School Bldg. Auth. Dedicated Sales Tax
Rev. Bonds (Dedicated Sales Tax), Ser. A,
AMBAC, 4 3/4s, 8/15/32	Aaa	2,750,000	2,844,875	2,750,000	2,844,875	2,750,000	2,844,875	8,250,000	8,534,625

			28,100,351		8,379,696		27,788,211		64,268,258

Michigan			6.5%		6.5%		4.1%		5.7%

Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s,
4/1/24	Aaa	1,435,000	1,520,110	-	-	-	-	1,435,000	1,520,110
Detroit, City School Dist. G.O. Bonds, Ser. A, FSA,
6s, 5/1/29	Aaa	1,000,000	1,233,420	-	-	-	-	1,000,000	1,233,420
	VMIG
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 4s, 7/1/33	1	4,825,000	4,825,000	-	-	-	-	4,825,000	4,825,000

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30	Aaa	-	-	4,500,000	4,649,760	-	-	4,500,000	4,649,760
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	75,000	78,970	-	-	75,000	78,970	150,000	157,940
Saginaw Cnty., G.O. Bonds (Healthsource Saginaw,
Inc.), MBIA, 5s, 5/1/26	Aaa	-	-	-	-	1,210,000	1,273,477	1,210,000	1,273,477
MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo
College), 5 1/2s, 12/1/18	A1	-	-	500,000	535,855	-	-	500,000	535,855
MI Muni. Board Auth. Rev. Bonds (Clean Wtr.
Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,068,040	-	-	-	-	1,000,000	1,068,040
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s,
6/1/30	AA+	-	-	1,200,000	1,195,536	1,200,000	1,195,536	2,400,000	2,391,072

MI State Hosp. Fin. Auth. Rev. Bonds									-
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32
(Prerefunded)	A2	1,000,000	1,059,950	1,000,000	1,059,950	1,000,000	1,059,950	3,000,000	3,179,850
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s,
1/1/21	A2	-	-	-	-	1,250,000	1,349,425	1,250,000	1,349,425
(Midmichigan Health Oblig. Group), Ser. A, 5s,
4/15/26	A1	1,775,000	1,842,397	1,575,000	1,634,803	1,775,000	1,842,397	5,125,000	5,319,597

(Hosp. Sparrow), 5s, 11/15/23	A1	-	-	1,370,000	1,424,608	-	-	1,370,000	1,424,608

(Hosp. Sparrow), 5s, 11/15/24	A1	1,600,000	1,659,696	-	-	1,520,000	1,576,711	3,120,000	3,236,407
MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	A3	500,000	531,500	-	-	-	-	500,000	531,500
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt. Coll.,
5 3/4s, 10/1/22 (Prerefunded)	AAA/P	-	-	1,650,000	1,895,306	-	-	1,650,000	1,895,306
Midland Cnty., Econ. Dev. Corp. Rev. Bonds, 6
3/4s, 7/23/09	Ba3	1,000,000	1,017,390	700,000	712,173	-	-	1,700,000	1,729,563
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	-	-	-	-	750,000	787,028	750,000	787,028

			14,836,473		13,107,991		9,163,494		37,107,958

Minnesota			1.7%		2.4%		2.9%		2.3%

Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A-	2,500,000	2,560,375	3,000,000	3,072,450	2,500,000	2,560,375	8,000,000	8,193,200
Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
Rev. Bonds, Ser. G-3, U.S. Govt. Coll., 5.45s,
12/1/31 (Prerefunded)	A+	-	-	-	-	1,705,000	1,830,283	1,705,000	1,830,283
MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, 6.05s, 7/1/31	Aa1	445,000	450,674	-	-	-	-	445,000	450,674

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. M, 5 3/4s, 1/1/37	Aa1	500,000	535,670	-	-	500,000	535,670	1,000,000	1,071,340
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. B, 5s, 7/1/34	AA+	-	-	595,000	609,072	-	-	595,000	609,072
MN State Higher Ed. Fac. Auth. Rev. Bonds (U. of
St. Thomas), Ser. 6-I, 5s, 4/1/23	A2	-	-	500,000	530,605	-	-	500,000	530,605
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	350,000	388,688	450,000	499,743	350,000	388,689	1,150,000	1,277,120
Spring Lake Pk., G.O. Bonds (Indpt. School Dist.
No. 016 School Bldg.), Ser. C, FSA, 5s, 2/1/24	Aaa	-	-	-	-	1,000,000	1,069,400	1,000,000	1,069,400

			3,935,407		4,711,870		6,384,417		15,031,694

Mississippi			1.9%		1.1%		2.4%		1.8%

Lowndes Cnty., Solid Waste Disp. & Poll. Control
Rev. Bonds (Weyerhaeuser Co.)									-

Ser. B, 6.7s, 4/1/22	Baa2	530,000	639,503	-	-	525,000	633,470	1,055,000	1,272,973

Ser. A, 6.8s, 4/1/22	Baa2	500,000	608,600	-	-	500,000	608,600	1,000,000	1,217,200
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst.
Energy Resources, Inc.)									-

5 7/8s, 4/1/22	BBB-	-	-	580,000	582,105	1,750,000	1,756,353	2,330,000	2,338,458

5.9s, 5/1/22	BBB-	2,000,000	2,009,720	1,000,000	1,004,860	-	-	3,000,000	3,014,580
MS Dev. Bk. Special Obligation Rev. Bonds
(Jackson, MS), FSA, 5 1/4s, 3/1/21	Aaa	-	-	-	-	1,385,000	1,554,884	1,385,000	1,554,884
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	445,000	461,861	-	-	-	-	445,000	461,861
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	540,000	556,173	515,000	530,424	595,000	612,820	1,650,000	1,699,417
MS Hosp. Equip. & Fac. Auth. Rev. Bonds (Hosp.
South Central), 5 1/4s, 12/1/21	BBB+	-	-	-	-	250,000	264,250	250,000	264,250

			4,275,857		2,117,389		5,430,377		11,823,623

Missouri			2.9%		3.6%		3.1%		3.2%

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5
1/2s, 6/1/16	A+	-	-	1,750,000	1,872,798	1,250,000	1,337,713	3,000,000	3,210,511
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5	A+	1,500,000	1,592,025	-	-	-	-	1,500,000	1,592,025

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

1/2s, 6/1/32
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S.
Truman Sports Complex), AMBAC, 5s, 12/1/22	Aaa	-	-	-	-	2,000,000	2,146,240	2,000,000	2,146,240
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. A, GNMA
Coll., FNMA Coll., 7.2s, 9/1/26	AAA	155,000	158,515	-	-	-	-	155,000	158,515
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	-	-	2,500,000	2,608,100	-	-	2,500,000	2,608,100
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. A-2, GNMA
Coll., 6.3s, 3/1/30	AAA	840,000	857,909	-	-	695,000	709,817	1,535,000	1,567,726
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. C-1, GNMA
Coll., FNMA Coll., 7.15s, 3/1/32	AAA	-	-	650,000	684,431	-	-	650,000	684,431
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth.	VMIG
Syst.), AMBAC, 4.1s, 6/1/22	1	-	-	1,500,000	1,500,000	-	-	1,500,000	1,500,000
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC
Hlth. Syst.) 5 1/4s, 5/15/17	Aa2	2,000,000	2,126,200	-	-	-	-	2,000,000	2,126,200
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC
Hlth. Syst.) 5 1/4s, 5/15/32	Aa2	1,000,000	1,045,130	-	-	1,000,000	1,045,130	2,000,000	2,090,260
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Home Ownership Loan), Ser. D,
GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	-	-	-	-	965,000	983,673	965,000	983,673
MO Hsg. Dev. Comm. Rev. Bonds (Home
Ownership), Ser. B, GNMA Coll., FNMA Coll.,
4.4s, 3/1/14	AAA	205,000	206,917	-	-	-	-	205,000	206,917
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. C, GNMA
Coll., FNMA Coll., 5.6s, 9/1/35	AAA	635,000	668,630	545,000	573,863	635,000	668,630	1,815,000	1,911,123

			6,655,326		7,239,192		6,891,203		20,785,721

Nevada			6.8%		5.2%		3.8%		5.3%

Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aaa	-	-	3,505,000	3,666,896	-	-	3,505,000	3,666,896
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC, 5
1/8s, 7/1/26	Aaa	5,000,000	5,292,700	5,000,000	5,292,700	5,105,000	5,403,847	15,105,000	15,989,247
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	713,265	700,000	713,265	700,000	713,265	2,100,000	2,139,795
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 6.1s, 12/1/38	Aaa	3,000,000	3,203,850	-	-	-	-	3,000,000	3,203,850
Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s,
6/1/29	Aaa	3,935,000	4,160,948	-	-	-	-	3,935,000	4,160,948
Henderson, Local Impt. Dist. Special Assmt.

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

									-
(No. T-14), 4 3/4s, 3/1/10	BB/P	1,035,000	1,045,567	-	-	1,030,000	1,040,516	2,065,000	2,086,083
(No. T-16), 5.1s, 3/1/21	BB-/P	-	-	310,000	315,208	1,000,000	1,016,800	1,310,000	1,332,008
(No. T-16), 5 1/8s, 3/1/25	BB-/P	1,000,000	1,012,330	200,000	202,466	-	-	1,200,000	1,214,796
(No. T-17), 5s, 9/1/25	BB/P	225,000	229,858	175,000	178,778	225,000	229,858	625,000	638,494
			15,658,518		10,369,313		8,404,286		34,432,117

New Hampshire			0.0%		0.0%		0.4%		0.1%
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	-	-	-	-	950,000	940,443	950,000	940,443

New Jersey			11.4%		8.8%		6.9%		9.0%
Casino Reinvestment Dev. Auth. Rev. Bonds, Ser.
A, MBIA, 5 1/4s, 6/1/18	Aaa	5,000,000	5,456,450	-	-	-	-	5,000,000	5,456,450
NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
Village, Inc.), Ser. A, 7 1/4s, 11/15/31 (Prerefunded)	AAA/P	650,000	746,291	-	-	650,000	746,291	1,300,000	1,492,582
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds									-
(South Jersey Hosp.), 5s, 7/1/25	Baa1	355,000	366,300	-	-	-	-	355,000	366,300
(South Jersey Hosp.), 5s, 7/1/26	Baa1	1,685,000	1,737,370	-	-	-	-	1,685,000	1,737,370
(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/18	A-	-	-	520,000	545,688	-	-	520,000	545,688
(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/20	A-	-	-	575,000	602,071	-	-	575,000	602,071
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A-	1,000,000	1,040,190	-	-	1,000,000	1,040,190	2,000,000	2,080,380
NJ Econ. Dev. Auth. Rev. Bonds									-
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	-	-	2,000,000	2,122,080	5,000,000	5,305,200	7,000,000	7,427,280
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	1,000,000	1,056,510	-	-	-	-	1,000,000	1,056,510
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,901,830	1,500,000	1,630,140	1,750,000	1,901,830	5,000,000	5,433,800
NJ State Edl. Fac. Auth. Rev. Bonds (Fairleigh	BBB-
Dickinson), Ser. C, 6s, 7/1/20	/F	750,000	830,745	-	-	750,000	830,745	1,500,000	1,661,490

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.),
Ser. C, MBIA, 5s, 7/1/23 (Prerefunded)	Aaa	-	-	1,840,000	1,984,385	-	-	1,840,000	1,984,385
NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,245,152	4,200,000	1,964,508	4,800,000	2,245,152	13,800,000	6,454,812
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/19
(Prerefunded)	Aaa	2,000,000	2,176,500	-	-	-	-	2,000,000	2,176,500
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/20
(Prerefunded)	Aaa	-	-	1,000,000	1,088,250	-	-	1,000,000	1,088,250

Passaic Cnty., Impt. Auth. Lease Rev. Bonds									-

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/24	Aaa	-	-	2,385,000	2,516,747	-	-	2,385,000	2,516,747

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/25	Aaa	-	-	2,505,000	2,643,376	-	-	2,505,000	2,643,376

(Preakness Hlth. Care Ctr.), AMBAC, 5s, 5/1/27	Aaa	5,405,000	5,696,058	-	-	-	-	5,405,000	5,696,058

Tobacco Settlement Fin. Corp. Rev. Bonds									-

6s, 6/1/37 (Prerefunded)	AAA	-	-	-	-	1,000,000	1,104,580	1,000,000	1,104,580

6 3/4s, 6/1/39 (Prerefunded)	AAA	1,100,000	1,278,475	1,150,000	1,336,588	500,000	581,125	2,750,000	3,196,188

Ser. 1A, 4 1/2s, 6/1/23	BBB	1,500,000	1,479,690	1,150,000	1,134,429	1,500,000	1,479,690	4,150,000	4,093,809

			26,011,561		17,568,262		15,234,803		58,814,626

New Mexico			1.3%		0.6%		0.7%		0.9%

NM Mtge. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.)
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	1,715,000	1,836,645	500,000	535,465	500,000	535,465	2,715,000	2,907,575
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.64s, 9/1/33	AAA	330,000	337,970	-	-	320,000	327,728	650,000	665,698
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	-	-	725,000	756,161	-	-	725,000	756,161
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5s,
6/15/22	Aaa	750,000	801,473	-	-	750,000	801,473	1,500,000	1,602,946

			2,976,088		1,291,626		1,664,666		5,932,380

New York			13.3%		10.7%		15.4%		13.2%

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	Aaa	-	-	1,000,000	1,075,700	-	-	1,000,000	1,075,700
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser.
B, MBIA, 5s, 11/15/25	Aaa	3,200,000	3,425,312	-	-	1,200,000	1,284,492	4,400,000	4,709,804
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	BBB	-	-	1,500,000	1,614,300	-	-	1,500,000	1,614,300

NY City, G.O. Bonds									-

Ser. B, 5 1/4s, 12/1/09	AA-	-	-	-	-	5,280,000	5,474,040	5,280,000	5,474,040

Ser. C, 5 1/4s, 8/1/11	AA-	-	-	3,000,000	3,168,840	-	-	3,000,000	3,168,840

Ser. C, 5 1/2s, 8/1/12	AA-	7,685,000	8,292,884	-	-	-	-	7,685,000	8,292,884

Ser. J/J-1, 5s, 6/1/21	AA-	-	-	1,000,000	1,063,720	-	-	1,000,000	1,063,720
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	Aaa	500,000	525,605	500,000	525,605	500,000	525,605	1,500,000	1,576,815
NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn
Navy Yard Cogen. Partners), 6.2s, 10/1/22	BBB-	-	-	770,000	844,028	-	-	770,000	844,028
NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn
Navy Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36	BBB-	-	-	-	-	2,000,000	2,047,040	2,000,000	2,047,040
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. D, 5s, 6/15/37	AA+	-	-	-	-	7,500,000	7,882,425	7,500,000	7,882,425
NY City, City Transitional Fin. Auth. Rev. Bonds,
AMBAC, 5 1/4s, 8/1/15	Aaa	-	-	1,000,000	1,073,220	-	-	1,000,000	1,073,220
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	-	-	2,100,000	2,174,718	-	-	2,100,000	2,174,718
NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B-/P	500,000	530,985	400,000	424,788	500,000	530,985	1,400,000	1,486,758
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba2	250,000	248,595	200,000	198,876	250,000	248,595	700,000	696,066

NY State Dorm. Auth. Rev. Bonds									-

(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17	AA-	5,905,000	6,817,854	-	-	-	-	5,905,000	6,817,854

(NY Methodist Hosp.), 5 1/4s, 7/1/11	A3	1,140,000	1,191,836	-	-	-	-	1,140,000	1,191,836

(NY Methodist Hosp.), 5 1/4s, 7/1/15	A3	-	-	-	-	500,000	534,700	500,000	534,700
NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,000,000	2,029,180	2,000,000	2,029,180	2,000,000	2,029,180	6,000,000	6,087,540

NY State Env. Fac. Corp. Rev. Bonds, 5s, 6/15/32	Aaa	-	-	-	-	4,000,000	4,199,480	4,000,000	4,199,480

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge
Trust Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	-	-	1,500,000	1,624,005	3,000,000	3,248,010	4,500,000	4,872,015
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C,
5 5/8s, 11/15/24	Baa2	1,500,000	1,582,635	500,000	527,545	-	-	2,000,000	2,110,180
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30 (acquired
6/30/04, cost $827,862)(RES)	BB/P	1,100,000	1,145,100	800,000	832,800	-	-	1,900,000	1,977,900
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	2,250,000	2,319,660	1,500,000	1,546,440	5,250,000	5,412,540	9,000,000	9,278,640
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	B+/P	650,000	710,671	-	-	650,000	710,671	1,300,000	1,421,342
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser.
A 5s, 1/1/32 (Prerefunded)	AAA	1,125,000	1,190,486	2,125,000	2,248,696	-	-	3,250,000	3,439,182
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser.
A 5s, 1/1/32	Aa2	530,000	548,433	375,000	388,043	-	-	905,000	936,476

			30,559,236		21,360,504		34,127,763		86,047,503

North Carolina			5.5%		0.8%		3.4%		3.3%

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.)

Ser. A, MBIA, 5 1/4s, 1/1/19	Aaa	5,400,000	5,775,300	-	-	-	-	5,400,000	5,775,300

Ser. B, 6 1/2s, 1/1/20	A3	3,000,000	3,226,170	1,500,000	1,613,085	3,500,000	3,763,865	8,000,000	8,603,120

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds									-

Ser. D, 6 3/4s, 1/1/26	Baa2	-	-	-	-	1,000,000	1,079,280	1,000,000	1,079,280

Ser. B, 5.65s, 1/1/16	Baa2	1,000,000	1,046,420	-	-	-	-	1,000,000	1,046,420

Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,088,420	-	-	2,000,000	2,088,420	4,000,000	4,176,840
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(First Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	500,000	521,545	-	-	500,000	521,545	1,000,000	1,043,090

			12,657,855		1,613,085		7,453,110		21,724,050

North Dakota			1.4%		0.0%		0.4%		0.6%

Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24	Baa2	2,000,000	2,185,300	-	-	-	-	2,000,000	2,185,300
ND State Board of Higher Ed. Rev. Bonds

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

									-

(U. of ND Hsg. & Auxillary Fac.), FSA, 5s, 4/1/21	Aaa	935,000	995,102	-	-	400,000	425,712	1,335,000	1,420,814

(U. of ND Hsg. & Auxillary Fac.), FSA 5s, 4/1/19	Aaa	-	-	-	-	500,000	535,220	500,000	535,220

			3,180,402		-		960,932		4,141,334

Ohio			1.6%		6.0%		2.5%		3.2%

Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s,
12/1/27	Aaa	-	-	5,700,000	6,015,780	-	-	5,700,000	6,015,780
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	600,000	603,936	500,000	503,280	600,000	603,936	1,700,000	1,711,152
Field, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), AMBAC, 5s, 12/1/25	Aaa	-	-	1,355,000	1,437,140	-	-	1,355,000	1,437,140
Montgomery Cnty., Hosp. Rev. Bonds (Kettering
Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	-	-	1,000,000	1,092,680	-	-	1,000,000	1,092,680
Montgomery Cnty., Rev. Bonds (Catholic Hlth.
Initiatives), Ser. A, 5s, 5/1/30	Aa2	-	-	525,000	545,066	-	-	525,000	545,066
OH State Air Quality Dev. Auth. Rev. Bonds
(Toledo Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	-	-	-	-	2,000,000	2,050,480	2,000,000	2,050,480
OH State Higher Ed. Fac. Comm. Rev. Bonds (John
Carroll U.), 5 1/4s, 11/15/33	A2	500,000	530,595	-	-	-	-	500,000	530,595
Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,170,000	2,423,216	2,165,000	2,417,634	2,500,000	2,791,725	6,835,000	7,632,575

			3,557,747		12,011,580		5,446,141		21,015,468

Oklahoma			1.5%		0.5%		0.5%		0.8%

Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA, 5
3/4s, 11/1/24	Aaa	1,730,000	1,932,686	-	-	-	-	1,730,000	1,932,686
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. C-2, GNMA Coll.,
FNMA Coll., 5.7s, 9/1/35	Aaa	285,000	297,899	-	-	-	-	285,000	297,899
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	1,075,000	1,129,492	950,000	998,156	1,050,000	1,103,225	3,075,000	3,230,873

			3,360,077		998,156		1,103,225		5,461,458

Oregon			0.6%		0.0%		0.6%		0.4%

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds	BB-/P

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26		520,000	536,406	-	-	520,000	536,406	1,040,000	1,072,812
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	765,000	780,989	-	-	765,000	780,989	1,530,000	1,561,978

			1,317,395		-		1,317,395		2,634,790

Pennsylvania			9.8%		7.7%		5.5%		7.7%

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Pittsburgh Mercy Hlth. Syst.), AMBAC, 5 5/8s,
8/15/26 (Prerefunded)	Aaa	-	-	5,000,000	5,076,850	-	-	5,000,000	5,076,850
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (USX
Corp.), 5.6s, 3/1/33	Baa1	2,025,000	2,091,886	-	-	-	-	2,025,000	2,091,886
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann's Choice, Inc.), Ser. A, 5.3s,
1/1/14	BB/P	-	-	460,000	470,318	-	-	460,000	470,318
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann's Choice, Inc.), Ser. A, 5.4s,
1/1/15	BB/P	530,000	544,564	-	-	530,000	544,564	1,060,000	1,089,128
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
Creek Partners), 6.65s, 5/1/10	BBB-	580,000	598,334	575,000	593,176	725,000	747,917	1,880,000	1,939,427
Dauphin Cnty., Hosp. Auth. Rev. Bonds (Hapsco-
Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12	Aaa	5,000,000	5,004,250	-	-	-	-	5,000,000	5,004,250
Hempfield, Area School Dist. G.O. Bonds
(Westmoreland Cnty.), Ser. A, FGIC, 5 1/4s,
3/15/21 (Prerefunded)	Aaa	-	-	4,000,000	4,382,920	-	-	4,000,000	4,382,920
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen.
Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA-	1,500,000	1,649,160	1,500,000	1,649,160	1,500,000	1,649,160	4,500,000	4,947,480
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A, 5
1/4s, 7/1/32	A1	1,000,000	1,045,310	1,000,000	1,045,310	1,000,000	1,045,310	3,000,000	3,135,930
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A, 6.6s,
1/1/19	B+	400,000	404,672	700,000	708,176	750,000	758,760	1,850,000	1,871,608
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A 6
1/2s, 1/1/13	B+	1,000,000	1,010,940	-	-	-	-	1,000,000	1,010,940
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	787,590	-	-	-	-	750,000	787,590
Philadelphia, Indl. Dev. Auth. VRDN (Fox Chase
Cancer Ctr.), 4.02s, 7/1/10	A-1+	-	-	-	-	1,000,000	1,000,000	1,000,000	1,000,000
Philadelphia, Gas Wks. Rev. Bonds, Ser. A-1, FSA,
5s, 9/1/25	Aaa	2,505,000	2,620,481	-	-	-	-	2,505,000	2,620,481
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds									-

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

(Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s, 7/1/13
(In default) (NON)	D/P	1,473,997	2,948	-	-	-	-	1,473,997	2,948
(Children's Hosp. of Philadelphia), Ser. A, 4 1/2s,
7/1/33	Aa2	1,000,000	981,830	-	-	-	-	1,000,000	981,830
Philadelphia, School Dist. G.O. Bonds, Ser. D,
FGIC, 5s, 6/1/27 (Prerefunded)	Aaa	-	-	-	-	5,000,000	5,385,200	5,000,000	5,385,200

Sayre, Hlth. Care Fac. Auth. Rev. Bonds									-
(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31
(Prerefunded)	A	850,000	933,606	1,120,000	1,230,163	830,000	911,639	2,800,000	3,075,408

(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31	A	250,000	267,500	330,000	353,100	245,000	262,150	825,000	882,750
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	3,000,000	3,395,280	-	-	-	-	3,000,000	3,395,280
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	1,000,000	1,093,630	-	-	-	-	1,000,000	1,093,630

			22,431,981		15,509,173		12,304,700		50,245,854

Puerto Rico			1.5%		0.1%		2.5%		1.4%

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	3,000,000	3,233,400	-	-	5,000,000	5,389,000	8,000,000	8,622,400
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser.
AA, 5s, 12/1/16	BBB	250,000	267,870	200,000	214,296	250,000	267,870	700,000	750,036

			3,501,270		214,296		5,656,870		9,372,436

Rhode Island			0.0%		0.1%		0.0%		0.0%

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	-	-	200,000	214,970	-	-	200,000	214,970

			-		214,970		-		214,970

South Carolina			3.3%		6.5%		3.2%		4.3%

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl.
Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	-	-	-	-	2,515,000	2,703,348	2,515,000	2,703,348
Greenwood Cnty., Hosp. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 10/1/26	A2	-	-	500,000	525,290	750,000	787,935	1,250,000	1,313,225
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A+	-	-	750,000	800,138	-	-	750,000	800,138
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6
1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,133,190	-	-	1,000,000	1,133,190	2,000,000	2,266,380

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds									-
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21	BBB+/
(Prerefunded)	F	700,000	796,760	-	-	600,000	682,938	1,300,000	1,479,698

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	1,335,000	1,495,240	1,110,000	1,243,233	-	-	2,445,000	2,738,473

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	165,000	184,805	140,000	156,804	-	-	305,000	341,609
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/29	Aaa	-	-	5,000,000	5,238,950	-	-	5,000,000	5,238,950
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	Aaa	-	-	2,460,000	2,605,017	-	-	2,460,000	2,605,017
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser.
B, 6 3/8s, 5/15/28	BBB	1,500,000	1,607,745	-	-	1,750,000	1,875,703	3,250,000	3,483,448
SC Tobacco Settlement Rev. Mgmt. Auth. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/30	BBB	2,000,000	2,328,200	2,135,000	2,485,354	-	-	4,135,000	4,813,554

			7,545,940		13,054,786		7,183,114		27,783,840

South Dakota			0.3%		0.9%		1.4%		0.9%

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Sanford Hlth.) 5s, 11/1/21	AA-	250,000	262,025	250,000	262,025	-	-	500,000	524,050

(Sanford Hlth.) 5s, 11/1/20	AA-	500,000	525,285	-	-	-	-	500,000	525,285

(Sanford Hlth.) 5s, 11/1/19	AA-	-	-	595,000	626,571	-	-	595,000	626,571

(Sanford Hlth), 5s, 11/1/18	AA-	-	-	-	-	770,000	812,774	770,000	812,774
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	-	-	500,000	517,490	-	-	500,000	517,490
SD Edl. Enhancement Funding Corp. SD Tobaccco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	-	-	450,000	491,877	2,000,000	2,186,120	2,450,000	2,677,997

			787,310		1,897,963		2,998,894		5,684,167

Tennessee			1.9%		1.8%		1.3%		1.7%

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth.), Ser. A, 7 1/2s,
7/1/25	BBB+	-	-	-	-	2,000,000	2,316,380	2,000,000	2,316,380
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.), Ser. A, 7
1/2s, 7/1/33	BBB+	2,425,000	2,803,373	2,750,000	3,179,083	-	-	5,175,000	5,982,456

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care) 6 1/2s, 9/1/26
(Prerefunded)	AAA	370,000	419,658	-	-	-	-	370,000	419,658
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care) 6 1/2s, 9/1/26
(Prerefunded)	AAA	630,000	714,552	-	-	-	-	630,000	714,552
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board
Rev. Bonds (Wellmont Hlth. Syst.), Ser. C, 5s,
9/1/22	BBB+	480,000	495,134	430,000	443,558	480,000	495,134	1,390,000	1,433,826

			4,432,717		3,622,641		2,811,514		10,866,872

Texas			14.2%		9.7%		9.9%		11.3%

Alliance, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 4.85s, 4/1/21	Baa2	1,500,000	1,526,010	-	-	1,750,000	1,780,345	3,250,000	3,306,355
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St.
Luke's Hlth. Syst.), FSA, 6.1s, 11/15/23
(Prerefunded)	Aaa	-	-	4,000,000	4,224,920	-	-	4,000,000	4,224,920
Cedar Hill, Indpt. School Dist. G.O. Bonds (School
Impt.), FGIC, zero %, 8/15/30	Aaa	5,145,000	1,784,492	-	-	-	-	5,145,000	1,784,492
Cedar Hill, Indpt. School Dist. G.O. Bonds (School
Impt.), FGIC, zero %, 8/15/31	Aaa	-	-	6,045,000	1,993,943	-	-	6,045,000	1,993,943
Columbus, Indpt. School Dist. G.O. Bonds, PSFG, 5
1/8s, 8/15/29	Aaa	-	-	-	-	4,525,000	4,918,087	4,525,000	4,918,087
Conroe, Indpt. School Dist. G.O. Bonds (School
House), PSFG, 5s, 2/15/26	Aaa	-	-	-	-	2,905,000	3,040,751	2,905,000	3,040,751
Coppell, Indpt. School Dist. G.O. Bonds, PSFG,
zero %, 8/15/21	Aaa	2,870,000	1,541,362	-	-	-	-	2,870,000	1,541,362
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, FGIC, 5 3/4s, 11/1/13	Aaa	5,000,000	5,367,300	-	-	-	-	5,000,000	5,367,300
Edgewood, Indpt. School Dist. Bexar Cnty. G.O.
Bonds, Ser. A, PSFG, 5s, 2/15/26	Aaa	-	-	2,020,000	2,114,395	-	-	2,020,000	2,114,395
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5 1/4s, 8/15/21	AAA	-	-	2,345,000	2,533,092	-	-	2,345,000	2,533,092
Frisco Indpt. School Dist. G.O. Bonds (School
Bldg.), Ser. B, MBIA, 5s, 7/15/28	Aaa	2,515,000	2,633,960	-	-	-	-	2,515,000	2,633,960
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate
Villas Apt.), FNMA Coll., 4.55s, 7/1/34	Aaa	-	-	750,000	775,905	750,000	775,905	1,500,000	1,551,810
Gulf Coast, Waste Disp. Auth. Rev. Bonds (Valero
Energy Corp.), 6.65s, 4/1/32	BBB	1,000,000	1,087,300	-	-	-	-	1,000,000	1,087,300
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
Hermann Hlth. Care), Ser. A, 6 3/8s, 6/1/29
(Prerefunded)	A+	-	-	-	-	1,500,000	1,662,240	1,500,000	1,662,240
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.	A+

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Bonds (Memorial Hermann Hlth. Care Syst.), Class		1,500,000	1,601,265	-	-	-	-	1,500,000	1,601,265
A, 5 1/4s, 12/1/17
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.), Ser.
A, 5 1/4s, 12/1/18	A+	-	-	610,000	649,552	-	-	610,000	649,552
Montgomery Cnty., G.O. Bonds (Library), Ser. B,
AMBAC, 5s, 3/1/26	Aaa	-	-	-	-	1,335,000	1,389,628	1,335,000	1,389,628
New Caney, Indpt. School Dist. G.O. Bonds, FGIC,
5s, 2/15/29	Aaa	2,405,000	2,518,348	-	-	-	-	2,405,000	2,518,348
Sabine River Auth. Rev. Bonds (TXU Electric), Ser.
C, 5.2s, 5/1/28	Baa2	-	-	500,000	507,195	-	-	500,000	507,195
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	1,500,000	1,587,000	-	-	1,500,000	1,587,000	3,000,000	3,174,000
San Antonio, Muni. Drain Util. Syst. Rev. Bonds,
MBIA, 5 1/4s, 2/1/23	Aaa	2,945,000	3,163,548	-	-	-	-	2,945,000	3,163,548
San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s,
5/15/32	Aaa	-	-	2,000,000	2,071,880	-	-	2,000,000	2,071,880
Snyder, Indpt. School Dist. G.O. Bonds (School
Bldg.), AMBAC									-

5 1/4s, 2/15/23	AAA	-	-	-	-	1,150,000	1,246,060	1,150,000	1,246,060

5 1/4s, 2/15/24	AAA	-	-	-	-	1,215,000	1,313,962	1,215,000	1,313,962

5 1/4s, 2/15/25	AAA	-	-	1,280,000	1,383,360	-	-	1,280,000	1,383,360
Socorro, Indpt. School Dist. G.O. Bonds, PSFG, 5s,
8/15/29	AAA	-	-	-	-	1,360,000	1,424,097	1,360,000	1,424,097
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. F, FHA Insd., 5 3/4s,
3/1/37	AAA	1,000,000	1,066,370	1,000,000	1,066,370	1,000,000	1,066,370	3,000,000	3,199,110
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	8,000,000	8,577,680	-	-	-	-	8,000,000	8,577,680
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/19	Baa3	-	-	-	-	1,700,000	1,767,269	1,700,000	1,767,269
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/29	Baa3	-	-	2,000,000	2,075,380	-	-	2,000,000	2,075,380

			32,454,635		19,395,992		21,971,714		73,822,341

Utah			0.3%		1.0%		4.2%		1.9%

Intermountain Pwr. Agcy. Rev. Bonds Ser. A,
MBIA, U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	Aaa	-	-	-	-	8,280,000	8,550,922	8,280,000	8,550,922
Intermountain Pwr. Agcy. Rev. Bonds Ser. A,
MBIA, 6.15s, 7/1/14	Aaa	-	-	-	-	70,000	70,974	70,000	70,974

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Prerefunded)	AAA	-	-	2,000,000	2,004,940	-	-	2,000,000	2,004,940
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	675,000	710,370	-	-	675,000	710,370	1,350,000	1,420,740

			710,370		2,004,940		9,332,266		12,047,576

Vermont			0.1%		0.0%		0.3%		0.2%

VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.), Ser.
23, FSA, 5s, 5/1/34	Aaa	260,000	265,421	-	-	-	-	260,000	265,421
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA,
4.62s, 5/1/29	Aaa	-	-	-	-	720,000	724,493	720,000	724,493

			265,421		-		724,493		989,914

Virgin Islands			0.4%		0.0%		0.4%		0.2%

VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	750000	805,268	0	0	750,000	805,268	1,500,000	1,610,536

Virginia			1.7%		2.5%		1.6%		1.9%

Fredericksburg, Indl. Dev. Auth. Rev. Bonds
(Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	-	-	500,000	513,195	-	-	500,000	513,195
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease
Rev. Bonds (School Cap. Impt.), Ser. B, FSA, 5s,
4/1/29	Aaa	-	-	2,500,000	2,626,450	-	-	2,500,000	2,626,450
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	-	-	1,000,000	1,067,050	-	-	1,000,000	1,067,050
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	500,000	531,265	-	-	2,000,000	2,125,060	2,500,000	2,656,325

Richmond, Pub. Util. Rev. Bonds, FSA, 5s, 1/15/27	Aaa	2,000,000	2,117,700	-	-	-	-	2,000,000	2,117,700
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Medicorp. Hlth. Syst.), 5 1/4s, 6/15/25	A3	-	-	-	-	1,250,000	1,324,213	1,250,000	1,324,213
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Medicorp. Hlth. Syst.), 5 1/4s, 6/15/26	A3	1,250,000	1,322,288	750,000	793,373	-	-	2,000,000	2,115,661

			3,971,253		5,000,068		3,449,273		12,420,594

Washington			5.1%		4.8%		2.0%		3.9%

Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s,	A2

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES			1

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

12/1/31		-	-	4,000,000	4,006,200	-	-	4,000,000	4,006,200
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal
Rev. Bonds									-

Ser. A, 5s, 12/1/21	A	940,000	995,422	-	-	-	-	940,000	995,422

Ser. A, 5s, 12/1/22	A	-	-	-	-	940,000	992,960	940,000	992,960
Tobacco Settlement Auth. of WA Rev. Bonds, 6
1/2s, 6/1/26	BBB	2,300,000	2,522,938	1,205,000	1,321,801	2,305,000	2,528,424	5,810,000	6,373,163
Tobacco Settlement Auth. of WA Rev. Bonds 6
5/8s, 6/1/32	BBB	900,000	990,135	-	-	-	-	900,000	990,135
WA State G.O. Bonds (Motor Vehicle Fuel), Ser. B,
MBIA, 5s, 7/1/24	Aaa	-	-	4,000,000	4,211,080	-	-	4,000,000	4,211,080

WA State G.O. Bonds									-

Ser. E, MBIA 5s, 1/1/27	Aaa	3,680,000	3,880,818	-	-	-	-	3,680,000	3,880,818

Ser. E, MBIA 5s, 1/1/28	Aaa	3,125,000	3,293,438	-	-	-	-	3,125,000	3,293,438

Ser. E., XLCA, zero %, 12/1/24	Aaa	-	-	-	-	1,910,000	876,614	1,910,000	876,614

			11,682,751		9,539,081		4,397,998		25,619,830

West Virginia			1.2%		0.7%		6.4%		2.8%

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn.,
Inc.), 6.1s, 5/1/29	B2	-	-	1,300,000	1,339,351	-	-	1,300,000	1,339,351
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	-	-	-	-	7,500,000	7,891,950	7,500,000	7,891,950
West Virginia U. Rev. Bonds (Impt. West VA. U.),
Ser. C, FGIC, 5s, 10/1/26	Aaa	-	-	-	-	6,000,000	6,330,120	6,000,000	6,330,120
West Virginia U. Rev. Bonds, Ser. C, FGIC, 5s,
10/1/28	Aaa	2,530,000	2,665,912	-	-	-	-	2,530,000	2,665,912

			2,665,912		1,339,351		14,222,070		18,227,333

Wisconsin			3.5%		4.4%		3.8%		3.9%

Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds 7s, 6/1/28	BBB	2,600,000	2,887,040	2,600,000	2,887,040	1,800,000	1,998,720	7,000,000	7,772,800
Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds 6 3/8s, 6/1/32	BBB	2,600,000	2,828,826	2,500,000	2,720,025	3,500,000	3,808,035	8,600,000	9,356,886
WI Hsg. & Econ. Dev. Auth. Rev. Bonds (Home
Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	-	-	475,000	484,662	-	-	475,000	484,662

		Putnam Municipal Bond		Putnam Municipal		Putnam Investment Grade
			Fund	Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	(RAT)	amount		amount		amount		amount

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30 (Prerefunded)	A3	1,600,000	1,753,696	2,400,000	2,630,531	2,500,000	2,740,150	6,500,000	7,124,377
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Ascension Hlth. Credit), Ser. A, 5s, 11/15/31	Aa2	560,000	579,746	-	-	-	-	560,000	579,746

			8,049,308		8,722,258		8,546,905		25,318,471

TOTAL INVESTMENTS

		Total		Total		Total
		investments		investments		investments		Investments
		(cost		(cost		(cost		(cost
		$342,283,590)	$357,394,035	$299,024,520)	$314,286,614	$340,213,062)	$356,545,906	$981,521,172)	$1,028,226,555

	NOTES
	Percentages indicated are based on the following net assets:
	Putnam Municipal Bond Fund	$228,976,632
	Putnam Municipal Opportunities Trust	$200,175,830
	Putnam Investment Grade Municipal Trust	$222,121,537
	Proforma Combined	$650,765,202

	Because the Funds are actively managed, their porfolio holdings as of April 30, 2007 are
	unlikely to reflect what their portfolio holdings will be as of the date the merger is completed.
	Accordingly, no adjustments have been made to indicate holdings that would be sold in
	anticipation of the merger to accommodate the investment strategies of Putnam Managed Municipal
	Income Trust.

	The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings
	available at April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the
(RAT)	time of issuance. While the agencies may from time to time revise such ratings, they undertake no
	obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to
	these securities at April 30, 2007. Securities rated by Putnam are indicated by "/P." Securities rated
	by Fitch are indicated by "/F."

(NON)	Non-income-producing security.

	Restricted, excluding 144A securities, as to public resale. The total market value of restricted
	securities held at April 30, 2007 was as follows: $832,800 or 0.4% of net assets of Putnam
(RES)	Municipal Opportunities Trust and $1,145,100 or 0.5% of net assets of Putnam Municipal Bond
	Fund.

(SEG)	A portion of this security was pledged and segregated with the custodian to cover margin
	requirements for futures contracts at April 30, 2007.

(F)	Security is valued at fair value following procedures approved by the Trustees.

	At April 30, 2007, liquid assets have been designated as collateral for open futures contracts for the
	amounts:
	Putnam Investment Grade Municipal Trust	$7,041,328
	Putnam Municipal Bond Trust	$6,210,422

	144A after the name of an issuer represents securities exempt from registration under Rule 144A
	under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
	from registration, normally to qualified institutional buyers.

	The rates shown on Variable Rate Demand Notes (VRDN), Mandatory Put Bonds, Floating Rate
	Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2007.

	The dates shown on Mandatory Put Bonds are the next mandatory put dates.

	The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity
	dates.

	The funds had the following sector concentrations greater than 10% at April 30, 2007 (as a
	percentage of net assets):

	Putnam Investment Grade Municipal Trust
	Health care		53.5%
	Utilities		21.3
	Housing		13.6
	Land		12.5
	Air Transportation		10.4

	Putnam Municipal Bond Fund

Health care	39.7%
Utilities	25.8
Local Government	20.5
State Government	11.6
Transportation	10.0

Putnam Municipal Opportunities Trust
Local Government	40.2%
Health care	33.3
Utilities	22.3
State Government	10.2

The funds had the following insurance concentration greater than 10% at April 30, 2007 (as a percentage of net assets):

Putnam Investment Grade Municipal Trust
AMBAC	14.1%

Putnam Municipal Bond Fund
AMBAC	20.4%
MBIA	20.0%
FGIC	14.5%
FSA	10.6%

Putnam Municipal Opportunities Trust
AMBAC	22.7%
FGIC	19.4%
MBIA	14.6%
FSA	14.0%

Putnam Investment Grade Municipal Trust

FUTURES CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Long)	65	$7,041,328	Jun-07	$8,003

Putnam Municipal Bond Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	95	$10,616,250	Jun-07	$41,379
U.S. Treasury Note 5 yr (Short)	159	16,826,672	Jun-07	(5,268)

Total				$36,111

4/30/2007
(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities

		Putnam
		Municipal	Putnam	Putnam
		Opportun-	Municipal	Investment
		ities	Bond	Grade	Pro Forma		Pro Forma
		Trust	Fund	Municipal	Adjust-
				Trust	ments		Combined

Assets
	Investments in securities, at value
	Unaffiliated Issuers	$314,286,614	$357,394,035	$356,545,906			$1,028,226,555
	Repurchase agreements						-
	Cash	2,582,831	686,723	1,298,322			4,567,876
	Dividends, interest and other receivables	4,901,651	5,463,183	5,405,279			15,770,113
	Receivable for shares of the fund sold						-
	Receivable for securities sold	933,585	167,255	561,922			1,662,762
	Receivable for variation margin		30,469	31,484			61,953

	Total assets	322,704,681	363,741,665	363,842,913			1,050,289,259

Liabilities
	Distributions payable to shareholders	727,493	856,050	827,314			2,410,857
	Payable for securities purchased	21,545	162,846	266,922			451,313
	Payable for compensation of Manager	428,877	483,254	328,945			1,241,076
	Payable for investor servicing and
	custodian fees	15,520		4,315			19,835
	Payable for Trustee compensation and
	expenses	54,741	63,885	52,851			171,477
	Payable for administrative services	3,577	3,648	3,975			11,200
	Accrued preferred shares distribution
	payable	29,823	-	42,542			72,365
	Distributions payable to preferred
	shareholders	141,905	108,572	102,032			352,509
	Other accrued expenses	105,370	86,778	92,480	508,797	B	793,425

	Total liabilities	1,528,851	1,765,033	1,721,376	508,797		5,524,057

	Remarketed preferred shares	121,000,000	133,000,000	140,000,000			394,000,000

	Net assets	$200,175,830	$228,976,632	$222,121,537	(508,797)		$650,765,202

	Represented by
	Paid -in capital	$207,219,005	$228,557,589	$223,582,520			$659,359,114
	Undistributed(distributions in excess of)	(116,279)	(1,153,312)	303,626	(508,797)	B	(1,474,762)
	net investment income
	Accumulated net realized loss on	(22,188,990)	(13,574,201)	(18,105,456)			(53,868,647)
	investments and foreign
	Net unrealized appreciation of
	investments and assets and	15,262,094	15,146,556	16,340,847			46,749,497
	Total - Representing net assets
	applicable to capital
	shares outstanding	$200,175,830	$228,976,632	$222,121,537	(508,797)		$650,765,202

	Net assets	$200,175,830	$228,976,632	$222,121,537	(508,797)	B	$650,765,202
	Shares outstanding	15,172,510	16,784,709	20,235,387	(2,819,587)	C	49,373,019
	Net asset value per share	$13.19	$13.64	$10.98			$13.18
	Preferred Shares
	Series A	800	2,900	1,400	(600)	D	4,520
	Series B	1,620	2,400	-	-	E	4,020
	Series C	1,620	-	-	5,600	E	7,220
	Series I	-	-	-	-		-

	Cost of investments
	Unaffiliated Issuers	$299,024,520	$342,283,590	$340,213,062			$981,521,172

Proforma Combining
Statement of Operations
Twelve months ended April 30, 2007 (Unaudited)

	Putnam	Putnam	Putnam
		Investment
	Municipal	Grade	Municipal	Pro Forma		Pro Forma
		Municipal	Opportunities
	Bond Fund	Trust	Trust	Adjustments		Combined

Interest Income	16,890,106	17,992,687	16,133,734			51,016,527

Expenses:

Compensation of Manager	1,986,748	1,994,503	1,771,630			5,752,881

Custodian fees	106,027	108,999	94,181	(170,246)	A	138,961

Investor servicing fees	114,825	111,685	101,053			327,563

Compensation of Trustees and expenses	33,626	35,401	32,001	(57,827)	A	43,201

Administrative Services	19,579	20,032	19,212	(32,887)	A	25,936

Other Expenses	263,975	229,977	256,663	(287,771)	A	462,844

Preferred share remarketing agent fees	338,608	354,899	305,623			999,130

Total Expenses	2,863,388	2,855,496	2,580,363	(548,731)		7,750,516

Expense reduction	(88,807)	(109,188)	(106,619)	-		(304,614)

Net expenses	2,774,581	2,746,308	2,473,744	(548,731)		7,445,902

Net investment income	14,115,525	15,246,379	13,659,990	548,731		43,570,625

Net realized gain (loss) on investments	616,482	27,254	(357,587)			286,149

Net realized gain (loss) on futures contracts	(125,959)	104,765	(78,998)			(100,192)
Net unrealized appreciation of investments and futures

contracts during the period	4,260,280	3,409,220	4,388,138			12,057,638

Net gain on investments	4,750,803	3,541,239	3,951,553			12,243,595

Net increase in net assets

resulting from operations	$18,866,328	$18,787,618	$17,611,543	$548,731		$55,814,220

Distribution to Preferred Shareholders:
From ordinary income

Taxable net investment income	(111,364)	(5,614)	-			(116,978)

From tax exempt net investment income	(4,721,719)	(5,001,796)	(4,325,346)			(14,048,861)

Net increase in net assets resulting from	$14,033,245	$13,780,208	$13,286,197	$548,731		$41,648,381
(applicable to common shareholders)

Putnam Investment Grade Municipal Trust

and

Putnam Municipal Opportunities Trust

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of April 30, 2007 and the unaudited proforma combining statement of operations for the twelve months ended April 30, 2007 presents the results of operations of Putnam Municipal Opportunities Trust as if the combination with Putnam Investment Grade Municipal Trust had been consummated at May 1, 2006. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at May 1, 2006. These historical statements have been derived from Putnam Municipal Opportunities Trust’s and Putnam Investment Grade Municipal Trust’s books and records utilized in calculating daily net asset value at April 30, 2007, and for the twelve month period then ended. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed merger of Putnam Investment Grade Municipal Trust with and into Putnam Municipal Opportunities Trust, which is expected to be a tax-free reorganization. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam Municipal Opportunities Trust for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam Municipal Opportunities Trust and Putnam Investment Grade Municipal Trust incorporated by reference in this statement of additional information.

Putnam Municipal Opportunities Trust

Notes to Proforma Combining Statements

(Unaudited)

April 30, 2007

Security Valuation

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Federal taxes

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies

Proforma Adjustments

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) $59,072 relates to proxy costs for Putnam Investment Grade Municipal Trust and $51,757 relates to proxy costs for Putnam Municipal Opportunities Trust. $22,236 relates to SEC filing fees for Putnam Municipal Opportunities Trust. The remaining $187,850 consists of legal and accounting costs which will be allocated ratably between the two funds.

(C) Issuance of 16,840,945 common shares of Putnam Municipal Opportunities Trust to the holders of common shares of Putnam Investment Grade Municipal Trust.

(D) While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust's preferred shares with the same dividend period and same liquidation preference.

The Proforma Combining Investment Portfolio of Putnam Municipal Opportunities Trust and Putnam Investment Grade Municipal Trust April 30, 2007 (unaudited)

Key to abbreviations
AMBAC -- AMBAC Indemnity Corporation
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FHA Insd. -- Federal Housing Administration Insured
FHLMC Coll. -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
GNMA Coll. -- Government National Mortgage Association Collateralized
IF -- Inverse Floater
MBIA -- MBIA Insurance Company
PSFG -- Permanent School Fund Guaranteed
Radian Insd. -- Radian Group Insured
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN -- Variable Rate Demand Notes
XLCA -- XL Capital Assurance

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

Alabama			0.2%		0.2%		0.2%

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley
Med. Ctr.), Ser. A, 6s, 8/1/25	B	$400,000	$417,924	$400,000	$417,924	$800,000	$835,848

Arizona			2.3%		2.9%		2.6%
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C.
Lincoln Hlth. Network), 6 3/8s, 12/1/37 (Prerefunded)	BBB	750,000	852,300	500,000	568,200	1,250,000	1,420,500
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande
Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	950,000	1,051,099	1,175,000	1,300,044	2,125,000	2,351,143
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista
Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	455,000	464,537	-	-	455,000	464,537
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5s, 5/15/26	A-	800,000	852,368	-	-	800,000	852,368
Marana, Impt. Dist. Special Assmt. Bonds (Tangerine
Farms Road), 4.6s, 1/1/26	Baa1	570,000	562,938	780,000	770,336	1,350,000	1,333,274
Phoenix, Indl. Dev. Auth. VRDN (Valley of the Sun
YMCA), 4.06s, 1/1/31	A-1+	-	-	1,871,000	1,871,000	1,871,000	1,871,000
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty.
Learning Ctr.), 5.05s, 6/1/25	BBB-	500,000	494,720	525,000	519,456	1,025,000	1,014,176
Queen Creek, Special Assmt. Bonds
(Dist. No. 001), 5s, 1/1/26	Baa2

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

		350,000	358,407	-	-	350,000	358,407

(Impt. Dist. No. 001), 5s, 1/1/18	Baa2	-	-	400,000	413,268	400,000	413,268
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale
Hlth. Care), 5.8s, 12/1/31 (Prerefunded)	A3	-	-	1,000,000	1,089,930	1,000,000	1,089,930

			4,636,369		6,532,234		11,168,603

Arkansas			1.5%		2.3%		1.9%

AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington
Regl. Med. Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	-	-	3,000,000	3,283,320	3,000,000	3,283,320
Independence Cnty., Poll. Control Rev. Bonds (Entergy
AR, Inc.), 5s, 1/1/21	A-	1,000,000	1,021,020	500,000	510,510	1,500,000	1,531,530
Jefferson Cnty., Poll. Control Rev. Bonds (Entergy AR,
Inc.), 4.6s, 10/1/17	A-	200,000	202,006	355,000	358,561	555,000	560,567

Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19	Aaa	-	-	560,000	553,588	560,000	553,588
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27
(Prerefunded)	BB/P	1,000,000	1,047,330	-	-	1,000,000	1,047,330
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s,
7/1/26	Aaa	500,000	496,680	500,000	496,680	1,000,000	993,360
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.),
Ser. B, 5s, 2/1/25	Baa2	250,000	257,258	-	-	250,000	257,258

			3,024,294		5,202,659		8,226,953

California			28.3%		18.7%		23.2%

ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC, zero
%, 8/1/20	Aaa	-	-	1,500,000	857,175	1,500,000	857,175
Anaheim, City School Dist. G.O. Bonds (Election of
2002), MBIA, zero %, 8/1/26	Aaa	1,195,000	511,341	2,250,000	962,775	3,445,000	1,474,116
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev. Bonds, MBIA,
6.45s, 12/28/18	Aaa	-	-	4,000,000	4,148,960	4,000,000	4,148,960
Azusa, Cmnty. Fac. Dist. Special Tax Bonds (No. 05-1),
Ser. 05-1, Class 1, 5s, 9/1/27	BB-/P	415,000	420,320	455,000	460,833	870,000	881,153
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific), 5s,
11/1/21	A2	450,000	472,869	525,000	551,681	975,000	1,024,550
CA Hlth. Fac. Fin. Auth. Rev. Bonds (Sutter Hlth.), Ser. A,
MBIA, 5 3/8s, 8/15/30	Aaa	-	-	2,500,000	2,571,900	2,500,000	2,571,900
CA State G.O. Bonds

5s, 5/1/22	A1	4,000,000	4,220,960	-	-	4,000,000	4,220,960
5 1/8s, 4/1/23	A1

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

		500,000	528,705	500,000	528,705	1,000,000	1,057,410
CA State Dept. of Wtr. Resources Rev. Bonds

Ser. A AMBAC, 5 1/2s, 5/1/13 (SEG)	Aaa	-	-	7,000,000	7,636,440	7,000,000	7,636,440

Ser. A, 6s, 5/1/15 (Prerefunded)	Aaa	2,000,000	2,232,420	1,500,000	1,674,315	3,500,000	3,906,735

Ser. A 5 1/2s, 5/1/11	A1	-	-	1,500,000	1,599,975	1,500,000	1,599,975

CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	AA+	1,000,000	1,049,660	1,000,000	1,049,660	2,000,000	2,099,320
CA State Pub. Wks. Board Rev. Bonds (Dept. of Hlth.
Svcs. Richmond Laboratory), Ser. B, XLCA, 5s, 11/1/22	Aaa	1,810,000	1,917,858	-	-	1,810,000	1,917,858
CA Statewide Cmnty., Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,774,203	1,750,000	1,774,203	3,500,000	3,548,406
CA Statewide Cmnty., Dev. Auth. Rev. Bonds (Huntington
Memorial Hosp.), 5s, 7/1/21	A+	250,000	262,803	-	-	250,000	262,803
Cathedral City, Impt. Board Act of 1915 Special Assmt.
Bonds (Cove Impt. Dist.), Ser. 04-02, 5.05s, 9/2/35	BB+/P	250,000	252,398	270,000	272,589	520,000	524,987

Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	4,000,000	4,179,200	-	-	4,000,000	4,179,200
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser.
B, 5s, 12/1/27	A1	635,000	660,381	640,000	665,581	1,275,000	1,325,962
Garvey, School Dist. G.O. Bonds (Election of 2004), FSA

zero %, 8/1/24	Aaa	1,400,000	651,000	-	-	1,400,000	651,000

zero %, 8/1/22	Aaa	-	-	1,265,000	650,577	1,265,000	650,577

Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25	B-/P	576,000	544,274	576,000	544,274	1,152,000	1,088,548
Golden State Tobacco Securitization Corp. Rev. Bonds

Ser. A-1, 4 1/2s, 6/1/27	BBB	700,000	689,962	1,000,000	985,660	1,700,000	1,675,622

Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	Aaa	-	-	1,500,000	1,652,400	1,500,000	1,652,400

Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	-	-	1,100,000	1,216,908	1,100,000	1,216,908

Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	615,000	616,384	410,000	410,923	1,025,000	1,027,307
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Works),
5 3/4s, 8/10/18	AA+	6,000,000	6,860,280	-	-	6,000,000	6,860,280
Modesto, High School Dist. Stanislaus Cnty., G.O. Bonds,
Ser. A, FGIC, zero %, 8/1/24	Aaa	-	-	1,800,000	844,092	1,800,000	844,092
Murrieta Valley, Unified School Dist. G.O. Bonds, Ser. A,
FGIC, zero %, 9/1/22	Aaa	1,405,000	719,950	-	-	1,405,000	719,950
Newark, Unified School Dist. G.O. Bonds (Election of	Aaa

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

1997), Ser. D, FSA, zero %, 8/1/21		-	-	2,360,000	1,274,919	2,360,000	1,274,919
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	-	-	450,000	463,226	450,000	463,226
Rincon Valley, Unified Elementary School Dist. G.O.
Bonds (Election of 2004), FGIC, zero %, 8/1/30	Aaa	1,500,000	533,160	-	-	1,500,000	533,160
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A, XLCA,
5s, 10/1/29	Aaa	-	-	4,700,000	4,912,816	4,700,000	4,912,816
Roseville, Cmnty. Fac. Special Tax Bonds
(Cmnty. Fac. Dist. No. 1 -Fiddyment Ranch), Ser. 1,
5s, 9/1/20	BB/P	200,000	201,918	255,000	257,445	455,000	459,363

(Dist. No. 1 -Westpark), 5 1/4s, 9/1/25	BB/P	875,000	898,686	-	-	875,000	898,686

(Dist. No. 1-Westpark), 5 1/4s, 9/1/19	BB/P	-	-	875,000	902,195	875,000	902,195
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,100,360	-	-	2,000,000	2,100,360
Sacramento, Special Tax (North Natomas Cmnty. Fac.),
Ser. 97-01, 5s, 9/1/29	BB/P	1,185,000	1,202,348	-	-	1,185,000	1,202,348
Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), 5s, 9/1/18	BB/P	-	-	1,035,000	1,066,288	1,035,000	1,066,288
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
MBIA, 6 1/2s, 8/1/17	Aaa	5,000,000	5,817,650	-	-	5,000,000	5,817,650

San Diego Cnty., COP, AMBAC 5 1/2s, 9/1/07	AAA	6,000,000	6,036,660	-	-	6,000,000	6,036,660

San Diego Cnty., COP, AMBAC 5 5/8s, 9/1/12	Aaa	6,000,000	6,277,380	-	-	6,000,000	6,277,380
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged Area
Redev. Project), MBIA, 5s, 8/1/32 (Prerefunded)	Aaa	2,500,000	2,632,325	-	-	2,500,000	2,632,325
Silicon Valley, Tobacco Securitization Auth. Rev. Bonds
(Santa Clara), Ser. A, zero %, 6/1/36	BBB-/F	750,000	153,398	750,000	153,398	1,500,000	306,796
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
7.65s, 8/1/21	BB-/P	745,000	804,958	-	-	745,000	804,958

Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26	BBB-/P	1,300,000	1,337,297	1,400,000	1,440,166	2,700,000	2,777,463

			56,561,108		41,530,079		98,091,187

Colorado			0.5%		2.5%		1.6%

CO Hlth. Fac. Auth. Rev. Bonds

(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	535,000	569,122	250,000	265,945	785,000	835,067

(Evangelical Lutheran), 5 1/4s, 6/1/17	A3	340,000	365,109	160,000	171,816	500,000	536,925
CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

Ser. B-3, 6.8s, 11/1/28	Aa2	-	-	35,000	35,316	35,000	35,316
Ser. B-2 , 7s, 5/1/26	Aa2	-	-	60,000	60,722	60,000	60,722
CO Hlth. Fac. Auth. Rev. Bonds (Christian Living
Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	100,000	105,488	100,000	105,488	200,000	210,976
CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30	A3	-	-	1,515,000	1,644,881	1,515,000	1,644,881
CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30
(Prerefunded)	A3	-	-	1,485,000	1,629,134	1,485,000	1,629,134
U. of CO. Enterprise Syst. Rev. Bonds, FGIC, 5s, 6/1/26	Aaa	-	-	1,650,000	1,744,215	1,650,000	1,744,215
			1,039,719		5,657,517		6,697,236

Delaware			0.9%		0.8%		0.8%
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	-	-	500,000	527,620	500,000	527,620
Ser. A1-2, 4.9s, 10/31/39	A3	1,500,000	1,546,470	1,000,000	1,030,980	2,500,000	2,577,450
New Castle Cnty., Rev. Bonds (Newark Charter School,
Inc.), 5s, 9/1/30	BBB-	200,000	205,084	250,000	256,355	450,000	461,439
			1,751,554		1,814,955		3,566,509

District of Columbia			9.3%		1.8%		5.4%
DC G.O. Bonds
Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	-	-	4,000,000	4,093,000	4,000,000	4,093,000
Ser. A, 6s, 6/1/26 (Prerefunded)	A+	12,450,000	12,720,041	-	-	12,450,000	12,720,041
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s,
10/1/28	Aaa	5,550,000	5,803,413	-	-	5,550,000	5,803,413
			18,523,454		4,093,000		22,616,454

Florida			4.2%		6.0%		5.1%
Connerton West, Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5
1/8s, 5/1/16	BB-/P	175,000	176,040	210,000	211,247	385,000	387,287
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist
Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	-	-	1,895,000	1,929,773	1,895,000	1,929,773

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.), Ser.
5, 5s, 7/1/34	Aa1	780,000	790,865	-	-	780,000	790,865
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s,
6/1/19	BBB+	-	-	2,200,000	2,321,770	2,200,000	2,321,770
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s,
6/1/20	BBB+	2,000,000	2,104,600	-	-	2,000,000	2,104,600
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds (Adventist
Hlth.), Ser. A, 5s, 11/15/23	A+	-	-	300,000	313,554	300,000	313,554
Lee Cnty., Indl. Dev. Auth. Hlth. Care. Fac. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29 (Prerefunded)	BBB-	1,000,000	1,049,520	1,000,000	1,049,520	2,000,000	2,099,040
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount
Sinai Med. Ctr.)

Ser. A, 6.8s, 11/15/31	Ba1	500,000	550,545	-	-	500,000	550,545

5 3/8s, 11/15/28	BB+	-	-	2,000,000	2,044,300	2,000,000	2,044,300
Okeechobee Cnty., Solid Waste Mandatory Put Bonds
(Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	-	-	375,000	373,526	375,000	373,526
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6
1/4s, 5/1/36	BB-/P	790,000	833,253	840,000	885,990	1,630,000	1,719,243
South Broward, Hosp. Dist. Rev. Bonds (South Broward
Hosp.), 4 3/4s, 5/1/28	Aa3	-	-	3,000,000	3,047,760	3,000,000	3,047,760
St. Lucie Cnty., School Board COP (Master Lease), Ser.
A, FSA, 5s, 7/1/26	Aaa	1,965,000	2,063,722	-	-	1,965,000	2,063,722
Tern Bay, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser.
B, 5s, 5/1/15	BB-/P	395,000	393,483	445,000	443,291	840,000	836,774
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s,
5/1/37	BB-/P	150,000	151,161	175,000	176,355	325,000	327,516
Wentworth Estates, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B, 5 1/8s, 11/1/12	BB-/P	375,000	375,623	435,000	435,722	810,000	811,345

			8,488,812		13,232,808		21,721,620

Georgia			5.2%		4.4%		4.8%

Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30	Aaa	3,000,000	3,132,480	1,500,000	1,566,240	4,500,000	4,698,720

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA, 5s, 11/1/24	Aaa	4,000,000	4,243,520	-	-	4,000,000	4,243,520
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, FGIC, 5s,
11/1/38 (Prerefunded)	Aaa	-	-	1,045,000	1,074,291	1,045,000	1,074,291
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds (Kennesaw
State U. Hsg.), Ser. A, MBIA, 5s, 7/15/29	Aaa	-	-	5,215,000	5,488,162	5,215,000	5,488,162
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific
Corp.), 6 1/2s, 6/1/31	B2	900,000	956,898	-	-	900,000	956,898

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA, 6.367s,
8/1/10	Aaa	-	-	600,000	601,344	600,000	601,344
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds
(Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,035,000	1,036,811	1,110,000	1,111,943	2,145,000	2,148,754
Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
(Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	1,000,000	1,046,740	-	-	1,000,000	1,046,740

			10,416,449		9,841,980		20,258,429

Hawaii			0.2%		0.0%		0.1%

HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A,
FNMA Coll., 5 3/4s, 7/1/30	Aaa	345,000	352,914	-	-	345,000	352,914

Idaho			0.3%		0.2%		0.2%

ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.),
Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	555,000	558,802	375,000	377,569	930,000	936,371

Illinois			4.1%		12.4%		8.5%

Chicago, G.O. Bonds, Ser. A, FSA, 5s, 1/1/27	Aaa	-	-	4,270,000	4,474,063	4,270,000	4,474,063
Chicago, Board of Ed. G.O. Bonds (School Reform)

Ser. A FGIC, zero %, 12/1/18	Aaa	-	-	5,440,000	3,358,221	5,440,000	3,358,221

Ser. A AMBAC, 5 1/4s, 12/1/27	Aaa	-	-	2,500,000	2,567,050	2,500,000	2,567,050
Cook Cnty., Cmnty. G.O. Bonds (Cons. School Dist. No.
64 Pk. Ridge), FSA, 5 1/2s, 12/1/16	Aaa	-	-	1,580,000	1,781,734	1,580,000	1,781,734
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
Syst./Sunbelt Obligation), 5.65s, 11/15/24 (Prerefunded)	A2	-	-	2,500,000	2,637,125	2,500,000	2,637,125
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.), Ser. B,
6s, 5/15/26 (Prerefunded)	A-	-	-	1,600,000	1,749,232	1,600,000	1,749,232
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s,
1/1/23	Aaa	2,250,000	2,401,470	2,250,000	2,401,470	4,500,000	4,802,940
IL U. Rev. Bonds (Auxiliary Fac. Syst.), Ser. A, AMBAC,
5 1/4s, 4/1/19	Aaa	-	-	1,945,000	2,187,269	1,945,000	2,187,269
Lake Cnty., Cmnty. Construction G.O. Bonds (School
Dist. No. 024 Millburn), FGIC, zero %, 1/1/22	Aaa	2,440,000	1,292,761	-	-	2,440,000	1,292,761
Lake Cnty., Cmnty. Construction G.O. Bonds (School
Dist. No. 073 Hawthorn), FGIC, zero %, 12/1/20	Aaa	1,650,000	912,566	-	-	1,650,000	912,566
Lake Cnty., Cmnty. School Dist. G.O. Bonds (No. 073
Hawthorn), Ser. 02, FGIC, zero %, 12/1/21	Aaa	-	-	950,000	501,553	950,000	501,553
Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), MBIA, 5s,	Aaa	1,770,000	1,842,694	-	-	1,770,000	1,842,694

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

12/15/28
Montgomery, Special Assmt. Bonds (Lakewood Creek),
Radian Insd., 4.7s, 3/1/30	AA	600,000	597,468	700,000	697,046	1,300,000	1,294,514

Schaumburg, G.O. Bonds, Ser. B, FGIC, 5s, 12/1/27	Aaa	-	-	5,000,000	5,267,100	5,000,000	5,267,100
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A,
MBIA, zero %, 4/1/21	Aaa	2,230,000	1,225,519	-	-	2,230,000	1,225,519

			8,272,478		27,621,863		35,894,341

Indiana			7.0%		1.7%		4.2%

Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s,
10/1/24	BBB-/F	120,000	122,917	135,000	138,282	255,000	261,199
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds, MBIA,
5s, 1/15/26	Aaa	2,000,000	2,109,600	-	-	2,000,000	2,109,600
Fairfield, School Bldg. Corp. Ind. Rev. Bonds, FGIC, 5s,
7/15/24	Aaa	3,000,000	3,149,430	-	-	3,000,000	3,149,430
GCS School Bldg. Corp. Rev. Bonds (First Mtg.), FSA, 5s,
7/15/26	Aaa	1,000,000	1,048,080	-	-	1,000,000	1,048,080
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser.
A, AMBAC, 5s, 5/1/24	Aaa	2,695,000	2,832,661	-	-	2,695,000	2,832,661
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX
Corp.), 5.6s, 12/1/32	Baa1	2,100,000	2,174,130	2,600,000	2,691,780	4,700,000	4,865,910
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,636,800	-	-	2,500,000	2,636,800
Rockport, Poll. Control Rev. Bonds (Indiana-Michigan
Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	-	-	1,000,000	1,000,440	1,000,000	1,000,440

			14,073,618		3,830,502		17,904,120

Iowa			1.1%		2.8%		2.0%
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	860,000	1,047,317	1,500,000	1,826,715	2,360,000	2,874,032
IA State Higher Ed. Loan Auth. Rev. Bonds

5s, 10/1/22	BBB-/F	605,000	624,039	-	-	605,000	624,039

(Wartburg), Ser. A, 5s, 10/1/21	BBB-/F	605,000	624,723	-	-	605,000	624,723
IA State Rev. Bonds (Honey Creek Premier Destination
Pk.),

FSA 5s, 6/1/27	Aaa	-	-	1,470,000	1,559,097	1,470,000	1,559,097

FSA 5s, 6/1/26	Aaa	-	-	1,400,000	1,487,024	1,400,000	1,487,024

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

FSA 5s, 6/1/25	Aaa	-	-	1,335,000	1,424,218	1,335,000	1,424,218

			2,296,079		6,297,054		8,593,133

Kansas			0.3%		0.1%		0.2%

Lawrence, Hosp. Rev. Bonds (Lawrence Memorial Hosp.),
5 1/4s, 7/1/21	A3	250,000	267,423	250,000	267,423	500,000	534,846

Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.), 5s, 10/1/16	A1	300,000	319,284	-	-	300,000	319,284

			586,707		267,423		854,130

Louisiana			0.7%		0.9%		0.8%

Ernest N. Morial-New Orleans, Exhibit Hall Auth. Special
Tax Bonds, Ser. A, AMBAC, 5 1/4s, 7/15/21	Aaa	-	-	1,500,000	1,597,725	1,500,000	1,597,725
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
(St. James Place), Ser. A, 7s, 11/1/20	B-/P	950,000	976,800	-	-	950,000	976,800
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med.
Foundation), 5s, 7/1/16	A3	350,000	365,782	400,000	418,036	750,000	783,818

			1,342,582		2,015,761		3,358,343

Maine			0.3%		0.5%		0.4%

ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s,
11/15/27	Aa1	-	-	1,085,000	1,097,033	1,085,000	1,097,033
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade
Corp.), 6 7/8s, 10/1/26	Ba3	600,000	659,568	-	-	600,000	659,568

			659,568		1,097,033		1,756,601

Massachusetts			4.2%		12.5%		8.6%
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A-	140,000	149,040	310,000	330,017	450,000	479,057
MA State Dev. Fin. Agcy. Rev. Bonds (MA Biomedical
Research), Ser. C,

6 3/8s, 8/1/17	Aa3	-	-	2,785,000	3,004,263	2,785,000	3,004,263

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	-	-	500,000	506,655	500,000	506,655

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded)	BBB-/P	-	-	970,000	1,184,351	970,000	1,184,351

(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,409,408	-	-	1,300,000	1,409,408

(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	1,800,000	1,946,610	-	-	1,800,000	1,946,610

(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,029,763	-	-	1,875,000	2,029,763

(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	-	-	750,000	822,870	750,000	822,870

(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	Aaa	-	-	16,150,000	16,563,105	16,150,000	16,563,105
MA State School Bldg. Auth. Dedicated Sales Tax Rev.
Bonds (Dedicated Sales Tax), Ser. A, AMBAC, 4 3/4s,
8/15/32	Aaa	2,750,000	2,844,875	2,750,000	2,844,875	5,500,000	5,689,750
MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.), Ser.
C, AMBAC, 5 5/8s, 7/1/40	Aaa	-	-	2,500,000	2,532,075	2,500,000	2,532,075

			8,379,696		27,788,211		36,167,907

Michigan			6.5%		4.1%		5.3%

Detroit, G.O. Bonds

Ser. A, FGIC, 5s, 7/1/30	Aaa	4,500,000	4,649,760	-	-	4,500,000	4,649,760
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
6s, 7/1/20	Ba1	-	-	75,000	78,970	75,000	78,970
MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo
College), 5 1/2s, 12/1/18	A1	500,000	535,855	-	-	500,000	535,855

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	1,200,000	1,195,536	1,200,000	1,195,536	2,400,000	2,391,072
MI State Hosp. Fin. Auth. Rev. Bonds

(Hosp. Sparrow), 5s, 11/15/24	A1	-	-	1,520,000	1,576,711	1,520,000	1,576,711

(Hosp. Sparrow), 5s, 11/15/23	A1	1,370,000	1,424,608	-	-	1,370,000	1,424,608

(Midmichigan Health Oblig. Group), Ser. A, 5s, 4/15/26	A1	1,575,000	1,634,803	1,775,000	1,842,397	3,350,000	3,477,200

(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s, 1/1/21	A2	-	-	1,250,000	1,349,425	1,250,000	1,349,425

(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32 (Prerefunded)	A2	1,000,000	1,059,950	1,000,000	1,059,950	2,000,000	2,119,900
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington
Armstrong Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22
(Prerefunded)	AAA/P	1,650,000	1,895,306	-	-	1,650,000	1,895,306

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

Midland Cnty., Econ. Dev. Corp. Rev. Bonds, 6 3/4s,
7/23/09	Ba3	700,000	712,173	-	-	700,000	712,173
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	-	-	750,000	787,028	750,000	787,028
Saginaw Cnty., G.O. Bonds (Healthsource Saginaw, Inc.),
MBIA, 5s, 5/1/26	Aaa	-	-	1,210,000	1,273,477	1,210,000	1,273,477

			13,107,991		9,163,494		22,271,485

Minnesota			2.4%		2.9%		2.6%

Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s,
7/1/22	A-	3,000,000	3,072,450	2,500,000	2,560,375	5,500,000	5,632,825
Minneapolis, Cmnty. Dev. Agcy. Supported Dev. Rev.
Bonds, Ser. G-3, U.S. Govt. Coll., 5.45s, 12/1/31
(Prerefunded)	A+	-	-	1,705,000	1,830,283	1,705,000	1,830,283
MN State Higher Ed. Fac. Auth. Rev. Bonds (U. of St.
Thomas), Ser. 6-I, 5s, 4/1/23	A2	500,000	530,605	-	-	500,000	530,605
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.)

Ser. B, 5s, 7/1/34	AA+	595,000	609,072	-	-	595,000	609,072

Ser. M, 5 3/4s, 1/1/37	Aa1	-	-	500,000	535,670	500,000	535,670
Spring Lake Pk., G.O. Bonds (Indpt. School Dist. No. 016
School Bldg.), Ser. C, FSA, 5s, 2/1/24	Aaa	-	-	1,000,000	1,069,400	1,000,000	1,069,400
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	450,000	499,743	350,000	388,689	800,000	888,432

			4,711,870		6,384,417		11,096,287

Mississippi			1.1%		2.4%		1.8%

Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev.
Bonds (Weyerhaeuser Co.)

Ser. A, 6.8s, 4/1/22	Baa2	-	-	500,000	608,600	500,000	608,600

Ser. B, 6.7s, 4/1/22	Baa2	-	-	525,000	633,470	525,000	633,470
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst.
Energy Resources, Inc.)

5.9s, 5/1/22	BBB-	1,000,000	1,004,860	-	-	1,000,000	1,004,860

5 7/8s, 4/1/22	BBB-	580,000	582,105	1,750,000	1,756,353	2,330,000	2,338,458
MS Dev. Bk. Special Obligation Rev. Bonds (Jackson,	Aaa

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

MS), FSA, 5 1/4s, 3/1/21		-	-	1,385,000	1,554,884	1,385,000	1,554,884
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)

Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	515,000	530,424	595,000	612,820	1,110,000	1,143,244
MS Hosp. Equip. & Fac. Auth. Rev. Bonds (Hosp. South
Central), 5 1/4s, 12/1/21	BBB+	-	-	250,000	264,250	250,000	264,250

			2,117,389		5,430,377		7,547,766

Missouri			3.6%		3.1%		3.3%

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5 1/2s,

6/1/16	A+	1,750,000	1,872,798	1,250,000	1,337,713	3,000,000	3,210,511
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S.
Truman Sports Complex), AMBAC, 5s, 12/1/22	Aaa	-	-	2,000,000	2,146,240	2,000,000	2,146,240
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth.
Syst.) 5 1/4s,

5/15/32	Aa2	-	-	1,000,000	1,045,130	1,000,000	1,045,130
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	2,500,000	2,608,100	-	-	2,500,000	2,608,100
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth.
Syst.), AMBAC, 4.1s, 6/1/22	VMIG1	1,500,000	1,500,000	-	-	1,500,000	1,500,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Home Ownership Loan),

Ser. D, GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	-	-	965,000	983,673	965,000	983,673

Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	-	-	695,000	709,817	695,000	709,817

Ser. C, GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	545,000	573,863	635,000	668,630	1,180,000	1,242,493

Ser. C-1, GNMA Coll., FNMA Coll., 7.15s, 3/1/32	AAA	650,000	684,431	-	-	650,000	684,431

			7,239,192		6,891,203		14,130,395

Nevada			5.2%		3.8%		4.4%

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC, 5 1/8s,
7/1/26	Aaa	5,000,000	5,292,700	5,105,000	5,403,847	10,105,000	10,696,547
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.), FGIC,
5 5/8s, 11/1/19 (Prerefunded)	Aaa	3,505,000	3,666,896	-	-	3,505,000	3,666,896
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin	BB/P

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

No. 151), 5s, 8/1/25		700,000	713,265	700,000	713,265	1,400,000	1,426,530
Henderson, Local Impt. Dist. Special Assmt.

(No. T-17), 5s, 9/1/25	BB/P	175,000	178,778	225,000	229,858	400,000	408,636

(No. T-16), 5 1/8s, 3/1/25	BB-/P	200,000	202,466	-	-	200,000	202,466

(No. T-16), 5.1s, 3/1/21	BB-/P	310,000	315,208	1,000,000	1,016,800	1,310,000	1,332,008

(No. T-14), 4 3/4s, 3/1/10	BB/P	-	-	1,030,000	1,040,516	1,030,000	1,040,516

			10,369,313		8,404,286		18,773,599

New Hampshire			0.0%		0.4%		0.2%

NH State Bus. Fin. Auth. Poll. Control Rev. Bonds, 3 1/2s,
7/1/27	Baa2	-	-	950,000	940,443	950,000	940,443

			-		940,443		940,443

New Jersey			8.8%		6.9%		7.8%

NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest Village,
Inc.), Ser. A, 7 1/4s, 11/15/31 (Prerefunded)	AAA/P	-	-	650,000	746,291	650,000	746,291
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds

(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A-	-	-	1,000,000	1,040,190	1,000,000	1,040,190

(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/20	A-	575,000	602,071	-	-	575,000	602,071

(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/18	A-	520,000	545,688	-	-	520,000	545,688
NJ Econ. Dev. Auth. Rev. Bonds

(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,500,000	1,630,140	1,750,000	1,901,830	3,250,000	3,531,970

(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	2,000,000	2,122,080	5,000,000	5,305,200	7,000,000	7,427,280
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/20 (Prerefunded)	Aaa	1,000,000	1,088,250	-	-	1,000,000	1,088,250
NJ State Edl. Fac. Auth. Rev. Bonds (Fairleigh Dickinson),
Ser. C, 6s, 7/1/20	BBB-/F	-	-	750,000	830,745	750,000	830,745
NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.), Ser. C,
MBIA, 5s, 7/1/23 (Prerefunded)	Aaa	1,840,000	1,984,385	-	-	1,840,000	1,984,385
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero
%, 12/15/24	Aaa	4,200,000	1,964,508	4,800,000	2,245,152	9,000,000	4,209,660
Passaic Cnty., Impt. Auth. Lease Rev. Bonds

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/25	Aaa	2,505,000	2,643,376	-	-	2,505,000	2,643,376

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/24	Aaa	2,385,000	2,516,747	-	-	2,385,000	2,516,747
Tobacco Settlement Fin. Corp. Rev. Bonds

Ser. 1A, 4 1/2s, 6/1/23	BBB	1,150,000	1,134,429	1,500,000	1,479,690	2,650,000	2,614,119

6 3/4s, 6/1/39 (Prerefunded)	AAA	1,150,000	1,336,588	500,000	581,125	1,650,000	1,917,713

6s, 6/1/37 (Prerefunded)	AAA	-	-	1,000,000	1,104,580	1,000,000	1,104,580

			17,568,262		15,234,803		32,803,065

New Mexico			0.6%		0.7%		0.7%

NM Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5s, 6/15/22	Aaa	-	-	750,000	801,473	750,000	801,473
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. F2, Class I, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.6s, 7/1/38	AAA	500,000	535,465	500,000	535,465	1,000,000	1,070,930
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.64s, 9/1/33	AAA	-	-	320,000	327,728	320,000	327,728
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 5.82s,
9/1/33	AAA	725,000	756,161	-	-	725,000	756,161

			1,291,626		1,664,666		2,956,292

New York			10.7%		15.4%		13.2%

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	Aaa	1,000,000	1,075,700	-	-	1,000,000	1,075,700
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. B,
MBIA, 5s, 11/15/25	Aaa	-	-	1,200,000	1,284,492	1,200,000	1,284,492
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	BBB	1,500,000	1,614,300	-	-	1,500,000	1,614,300
NY City, G.O. Bonds

Ser. J/J-1, 5s, 6/1/21	AA-	1,000,000	1,063,720	-	-	1,000,000	1,063,720

Ser. C, 5 1/4s, 8/1/11	AA-	3,000,000	3,168,840	-	-	3,000,000	3,168,840

Ser. B, 5 1/4s, 12/1/09	AA-	-	-	5,280,000	5,474,040	5,280,000	5,474,040
NY City, City Transitional Fin. Auth. Rev. Bonds,
AMBAC, 5 1/4s, 8/1/15	Aaa	1,000,000	1,073,220	-	-	1,000,000	1,073,220

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s,
7/1/25	Aaa	500,000	525,605	500,000	525,605	1,000,000	1,051,210
NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
Yard Cogen. Partners), 6.2s, 10/1/22	BBB-	770,000	844,028	-	-	770,000	844,028
NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36	BBB-	-	-	2,000,000	2,047,040	2,000,000	2,047,040
NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7 World
Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B-/P	400,000	424,788	500,000	530,985	900,000	955,773
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	2,100,000	2,174,718	-	-	2,100,000	2,174,718
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	200,000	198,876	250,000	248,595	450,000	447,471
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser.
D, 5s, 6/15/37	AA+	-	-	7,500,000	7,882,425	7,500,000	7,882,425
NY State Dorm. Auth. Rev. Bonds

(NY Methodist Hosp.), 5 1/4s, 7/1/15	A3	-	-	500,000	534,700	500,000	534,700
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C, 5
5/8s, 11/15/24	Baa2	500,000	527,545	-	-	500,000	527,545
NY State Energy Research & Dev. Auth. Gas Fac. Rev.
Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,000,000	2,029,180	2,000,000	2,029,180	4,000,000	4,058,360

NY State Env. Fac. Corp. Rev. Bonds, 5s, 6/15/32	Aaa	-	-	4,000,000	4,199,480	4,000,000	4,199,480
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge Trust
Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	1,500,000	1,624,005	3,000,000	3,248,010	4,500,000	4,872,015
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 6/30/04, cost
$827,862)(RES)	BB/P	800,000	832,800	-	-	800,000	832,800
Port. Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl.
Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	1,500,000	1,546,440	5,250,000	5,412,540	6,750,000	6,958,980
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement
Rev. Bonds (Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	-	-	650,000	710,671	650,000	710,671
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A 5s,
1/1/32	Aa2	375,000	388,043	-	-	375,000	388,043
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A 5s,
1/1/32 (Prerefunded)	AAA	2,125,000	2,248,696	-	-	2,125,000	2,248,696

			21,360,504		34,127,763		55,488,267

North Carolina			0.8%		3.4%		2.1%

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds

Ser. D, 6 3/4s, 1/1/26	Baa2	-	-	1,000,000	1,079,280	1,000,000	1,079,280
Ser. A, 5 3/4s, 1/1/26	Baa2

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

		-	-	2,000,000	2,088,420	2,000,000	2,088,420
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds (First
Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	-	-	500,000	521,545	500,000	521,545
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba
Elec.)

Ser. B, 6 1/2s, 1/1/20	A3	1,500,000	1,613,085	3,500,000	3,763,865	5,000,000	5,376,950

			1,613,085		7,453,110		9,066,195

North Dakota			0.0%		0.4%		0.2%

ND State Board of Higher Ed. Rev. Bonds

(U. of ND Hsg. & Auxillary Fac.), FSA, 5s, 4/1/21	Aaa	-	-	400,000	425,712	400,000	425,712

(U. of ND Hsg. & Auxillary Fac.), FSA 5s, 4/1/19	Aaa	-	-	500,000	535,220	500,000	535,220

			-		960,932		960,932

Ohio			6.0%		2.5%		4.1%

Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s,
12/1/27	Aaa	5,700,000	6,015,780	-	-	5,700,000	6,015,780
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	500,000	503,280	600,000	603,936	1,100,000	1,107,216
Field, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), AMBAC, 5s, 12/1/25	Aaa	1,355,000	1,437,140	-	-	1,355,000	1,437,140
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med.
Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,092,680	-	-	1,000,000	1,092,680
Montgomery Cnty., Rev. Bonds (Catholic Hlth.
Initiatives), Ser. A, 5s, 5/1/30	Aa2	525,000	545,066	-	-	525,000	545,066
OH State Air Quality Dev. Auth. Rev. Bonds (Toledo Poll.
Control), Ser. A, 6.1s, 8/1/27	Baa2	-	-	2,000,000	2,050,480	2,000,000	2,050,480
Rickenbacker, Port Auth. Rev. Bonds (OASBO Expanded
Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,417,634	2,500,000	2,791,725	4,665,000	5,209,359

			12,011,580		5,446,141		17,457,721

Oklahoma			0.5%		0.5%		0.5%

OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care
Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	950,000	998,156	1,050,000	1,103,225	2,000,000	2,101,381

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

			998,156		1,103,225		2,101,381

Oregon			0.0%		0.6%		0.3%

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB-/P	-	-	520,000	536,406	520,000	536,406
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single
Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	-	-	765,000	780,989	765,000	780,989

			-		1,317,395		1,317,395

Pennsylvania			7.7%		5.5%		6.6%

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Pittsburgh
Mercy Hlth. Syst.), AMBAC, 5 5/8s, 8/15/26
(Prerefunded)	Aaa	5,000,000	5,076,850	-	-	5,000,000	5,076,850
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Ann's Choice, Inc.), Ser. A,

5.3s, 1/1/14	BB/P	460,000	470,318	-	-	460,000	470,318

5.4s, 1/1/15	BB/P	-	-	530,000	544,564	530,000	544,564
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB-	575,000	593,176	725,000	747,917	1,300,000	1,341,093
Hempfield, Area School Dist. G.O. Bonds (Westmoreland
Cnty.), Ser. A, FGIC, 5 1/4s, 3/15/21 (Prerefunded)	Aaa	4,000,000	4,382,920	-	-	4,000,000	4,382,920
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5
1/2s, 3/15/26 (Prerefunded)	AA-	1,500,000	1,649,160	1,500,000	1,649,160	3,000,000	3,298,320
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh
Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,045,310	1,000,000	1,045,310	2,000,000	2,090,620
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev.
Bonds (Northampton Generating), Ser. A

6.6s, 1/1/19	B+	700,000	708,176	750,000	758,760	1,450,000	1,466,936
Philadelphia, Indl. Dev. Auth. VRDN (Fox Chase Cancer
Ctr.), 4.02s, 7/1/10	A-1+	-	-	1,000,000	1,000,000	1,000,000	1,000,000
Philadelphia, School Dist. G.O. Bonds, Ser. D, FGIC, 5s,
6/1/27 (Prerefunded)	Aaa	-	-	5,000,000	5,385,200	5,000,000	5,385,200
Sayre, Hlth. Care Fac. Auth. Rev. Bonds

(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31	A	330,000	353,100	245,000	262,150	575,000	615,250

(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31 (Prerefunded)	A	1,120,000	1,230,163	830,000	911,639	1,950,000	2,141,802

			15,509,173		12,304,700		27,813,873

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

Puerto Rico			0.1%		2.5%		1.4%

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. B,
6s, 7/1/39 (Prerefunded)	BBB+	-	-	5,000,000	5,389,000	5,000,000	5,389,000
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser. AA,
5s, 12/1/16	BBB	200,000	214,296	250,000	267,870	450,000	482,166

			214,296		5,656,870		5,871,166

Rhode Island			0.1%		0.0%		0.1%

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/4s,
6/1/42	BBB	200,000	214,970	0	0	200,000	214,970

South Carolina			6.5%		3.2%		4.8%

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl. Med.	Aaa
Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23		-	-	2,515,000	2,703,348	2,515,000	2,703,348
Greenwood Cnty., Hosp. Rev. Bonds (Memorial Hosp.), 5
1/2s, 10/1/26	A2	500,000	525,290	750,000	787,935	1,250,000	1,313,225
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev. Bonds, 5
1/2s, 5/1/37	A+	750,000	800,138	-	-	750,000	800,138
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s,
8/15/32 (Prerefunded)	AAA	-	-	1,000,000	1,133,190	1,000,000	1,133,190
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	140,000	156,804	-	-	140,000	156,804

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	1,110,000	1,243,233	-	-	1,110,000	1,243,233
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21
(Prerefunded)	BBB+/F	-	-	600,000	682,938	600,000	682,938
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/29	Aaa	5,000,000	5,238,950	-	-	5,000,000	5,238,950
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds,
Ser. B, 6 3/8s, 5/15/30	BBB	2,135,000	2,485,354	-	-	2,135,000	2,485,354
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B, 6
3/8s, 5/15/28	BBB	-	-	1,750,000	1,875,703	1,750,000	1,875,703
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A, AMBAC,
5s, 10/1/27	Aaa	2,460,000	2,605,017	-	-	2,460,000	2,605,017

			13,054,786		7,183,114		20,237,900

South Dakota			0.9%		1.4%		1.2%

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

SD Edl. Enhancement Funding Corp. SD Tobaccco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	450,000	491,877	2,000,000	2,186,120	2,450,000	2,677,997
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	517,490	-	-	500,000	517,490
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Sanford Hlth.) 5s, 11/1/21	AA-	250,000	262,025	-	-	250,000	262,025

(Sanford Hlth.) 5s, 11/1/19	AA-	595,000	626,571	-	-	595,000	626,571

(Sanford Hlth), 5s, 11/1/18	AA-	-	-	770,000	812,774	770,000	812,774

			1,897,963		2,998,894		4,896,857

Tennessee			1.8%		1.3%		1.5%

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds

(First Mtge. Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	2,750,000	3,179,083	-	-	2,750,000	3,179,083

(Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25	BBB+	-	-	2,000,000	2,316,380	2,000,000	2,316,380
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev.
Bonds (Wellmont Hlth. Syst.), Ser. C, 5s, 9/1/22	BBB+	430,000	443,558	480,000	495,134	910,000	938,692

			3,622,641		2,811,514		6,434,155

Texas			9.7%		9.9%		9.8%

Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
4.85s, 4/1/21	Baa2	-	-	1,750,000	1,780,345	1,750,000	1,780,345
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St. Luke's
Hlth. Syst.), FSA, 6.1s, 11/15/23 (Prerefunded)	Aaa	4,000,000	4,224,920	-	-	4,000,000	4,224,920
Cedar Hill, Indpt. School Dist. G.O. Bonds (School Impt.),
FGIC, zero %,

8/15/31	Aaa	6,045,000	1,993,943	-	-	6,045,000	1,993,943
Columbus, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/8s,
8/15/29	Aaa	-	-	4,525,000	4,918,087	4,525,000	4,918,087
Conroe, Indpt. School Dist. G.O. Bonds (School House),
PSFG, 5s, 2/15/26	Aaa	-	-	2,905,000	3,040,751	2,905,000	3,040,751
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds,
Ser. A, PSFG, 5s, 2/15/26	Aaa	2,020,000	2,114,395	-	-	2,020,000	2,114,395
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5
1/4s, 8/15/21	AAA	2,345,000	2,533,092	-	-	2,345,000	2,533,092
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate Villas	Aaa

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

Apt.), FNMA Coll., 4.55s, 7/1/34		750,000	775,905	750,000	775,905	1,500,000	1,551,810
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
(Memorial Hermann Hlth. Care Syst.), Class A, 5 1/4s,

12/1/18	A+	610,000	649,552	-	-	610,000	649,552
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial Hermann
Hlth. Care), Ser. A, 6 3/8s, 6/1/29 (Prerefunded)	A+	-	-	1,500,000	1,662,240	1,500,000	1,662,240
Montgomery Cnty., G.O. Bonds (Library), Ser. B,
AMBAC, 5s, 3/1/26	Aaa	-	-	1,335,000	1,389,628	1,335,000	1,389,628
Sabine River Auth. Rev. Bonds (TXU Electric), Ser. C,
5.2s, 5/1/28	Baa2	500,000	507,195	-	-	500,000	507,195

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	-	-	1,500,000	1,587,000	1,500,000	1,587,000

San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32	Aaa	2,000,000	2,071,880	-	-	2,000,000	2,071,880
Snyder, Indpt. School Dist. G.O. Bonds (School Bldg.),
AMBAC

5 1/4s, 2/15/25	AAA	1,280,000	1,383,360	-	-	1,280,000	1,383,360

5 1/4s, 2/15/24	AAA	-	-	1,215,000	1,313,962	1,215,000	1,313,962

5 1/4s, 2/15/23	AAA	-	-	1,150,000	1,246,060	1,150,000	1,246,060
Socorro, Indpt. School Dist. G.O. Bonds, PSFG, 5s,
8/15/29	AAA	-	-	1,360,000	1,424,097	1,360,000	1,424,097
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
6s,

7/1/19	Baa3	-	-	1,700,000	1,767,269	1,700,000	1,767,269

7/1/29	Baa3	2,000,000	2,075,380	-	-	2,000,000	2,075,380
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds
(Single Fam.), Ser. F, FHA Insd., 5 3/4s, 3/1/37	AAA	1,000,000	1,066,370	1,000,000	1,066,370	2,000,000	2,132,740

			19,395,992		21,971,714		41,367,706

Utah			1.0%		4.2%		2.7%

Intermountain Pwr. Agcy. Rev. Bonds Ser. A, MBIA,
6.15s, 7/1/14	Aaa	-	-	70,000	70,974	70,000	70,974
Intermountain Pwr. Agcy. Rev. Bonds Ser. A, MBIA, U.S.
Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	Aaa	-	-	8,280,000	8,550,922	8,280,000	8,550,922
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Prerefunded)	AAA	2,000,000	2,004,940	-	-	2,000,000	2,004,940
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil), 5.05s,	Baa1

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

11/1/17		-	-	675,000	710,370	675,000	710,370

			2,004,940		9,332,266		11,337,206

Vermont			0.0%		0.3%		0.2%

VT Hsg. Fin. Agcy. Rev. Bonds

Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	-	-	720,000	724,493	720,000	724,493

Virgin Islands			0.0%		0.4%		0.2%

VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	-	-	750000	805268	750,000	805,268

Virginia			2.5%		1.6%		2.0%

Fredericksburg, Indl. Dev. Auth. Rev. Bonds (Medicorp
Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	513,195	-	-	500,000	513,195
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease Rev.
Bonds (School Cap. Impt.), Ser. B, FSA, 5s, 4/1/29	Aaa	2,500,000	2,626,450	-	-	2,500,000	2,626,450
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United
Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	1,000,000	1,067,050	-	-	1,000,000	1,067,050
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds
(Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	-	-	2,000,000	2,125,060	2,000,000	2,125,060
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Medicorp. Hlth. Syst.), 5 1/4s,

6/15/25	A3	-	-	1,250,000	1,324,213	1,250,000	1,324,213

6/15/26	A3	750,000	793,373	-	-	750,000	793,373

			5,000,068		3,449,273		8,449,341

Washington			4.8%		2.0%		3.3%

Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s,
12/1/31	A2	4,000,000	4,006,200	-	-	4,000,000	4,006,200
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev.
Bonds

Ser. A, 5s, 12/1/22	A	-	-	940,000	992,960	940,000	992,960
Tobacco Settlement Auth. of WA Rev. Bonds

6 1/2s, 6/1/26	BBB	1,205,000	1,321,801	2,305,000	2,528,424	3,510,000	3,850,225

		Putnam Municipal		Putnam Investment Grade
		Opportunities Trust		Municipal Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal	Value	Principal	Value	Principal	Value
		amount		amount		amount

WA State G.O. Bonds

Ser. E., XLCA, zero %, 12/1/24	Aaa	-	-	1,910,000	876,614	1,910,000	876,614

(Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa	4,000,000	4,211,080	-	-	4,000,000	4,211,080

			9,539,081		4,397,998		13,937,079

West Virginia			0.7%		6.4%		3.7%

Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile
Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	-	-	7,500,000	7,891,950	7,500,000	7,891,950
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
6.1s, 5/1/29	B2	1,300,000	1,339,351	-	-	1,300,000	1,339,351
West Virginia U. Rev. Bonds (Impt. West VA. U.), Ser. C,
FGIC, 5s, 10/1/26	Aaa	-	-	6,000,000	6,330,120	6,000,000	6,330,120

			1,339,351		14,222,070		15,561,421

Wisconsin			4.4%		3.8%		4.1%

Badger Tobacco Settlement Asset Securitization Corp.
Rev. Bonds 6 3/8s, 6/1/32	BBB	2,500,000	2,720,025	3,500,000	3,808,035	6,000,000	6,528,060
Badger Tobacco Settlement Asset Securitization Corp.
Rev. Bonds 7s, 6/1/28	BBB	2,600,000	2,887,040	1,800,000	1,998,720	4,400,000	4,885,760
WI Hsg. & Econ. Dev. Auth. Rev. Bonds (Home
Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	475,000	484,662	-	-	475,000	484,662
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Wheaton
Franciscan), 5 3/4s, 8/15/30 (Prerefunded)	A3	2,400,000	2,630,531	2,500,000	2,740,150	4,900,000	5,370,681

			8,722,258		8,546,905		17,269,163

TOTAL INVESTMENTS

		Total		Total
		investments		investments		Investments
		(cost	$314,286,614	(cost	$356,545,906	(cost	$670,832,520
		$299,024,520)		$340,213,062)		$639,237,582)

	NOTES
(a)	Percentages indicated are based for Putnam Municipal Opportunities Trust on net assets of $200,175,830.
	Percentages indicated are based for Putnam Investment Grade Municipal Trust on net assets of $222,121,537.
	Percentages indicated are based for the combined portfolios on net assets of $421,976,451.

	The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
	April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
(RAT)	While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and
	the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30,
	2007. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

(NON)	Non-income-producing security.

(RES)	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities
	held at April 30, 2007 was $832,800 or 0.4% of net assets of Putnam Municipal Opportunities Trust.

(SEG)	A portion of this security was pledged and segregated with the custodian to cover margin requirements
	for futures contracts at April 30, 2007.

	At April 30, 2007, liquid assets totaling $7,041,328 have been designated as collateral for open futures
	contracts for Putnam Investment Grade Municipal Trust

	144A after the name of an issuer represents securities exempt from registration under Rule 144A under
	the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from
	registration, normally to qualified institutional buyers.

	The rates shown on Variable Rate Demand Notes (VRDN) and Mandatory Put Bonds, are the current
	interest rates at April 30, 2007.

	The dates shown on Mandatory Put Bonds are the next mandatory put dates.

	The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

	The funds had the following sector concentrations greater than 10% at April 30, 2007 (as a percentage of
	net assets):

	Putnam Investment Grade Municipal Trust:
	Health care	53.5%
	Utilities	21.3
	Housing	13.6
	Land	12.5
	Air Transportation	10.4

	Putnam Municipal Opportunities Trust:
	Local Government	40.2%

Health care	33.3
Utilities	22.3
State Government	10.2

The funds had the following insurance concentration greater than 10% at April 30, 2007 (as a percentage of net assets):

Putnam Investment Grade Municipal Trust:
AMBAC	14.1%
FGIC
MBIA
FSA

Putnam Municipal Opportunities Trust:
AMBAC	22.7%
FGIC	19.4%
MBIA	14.6%
FSA	14.0%

Putnam Investment Grade Municipal Trust

FUTURES CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Long)	65	$7,041,328	Jun-07	$8,003

4/30/07
(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities

		Putnam	Putnam
		Municipal	Investment
		Opportunities	Grade	Pro Forma	Pro Forma
		Trust	Municipal
			Trust	Adjustments	Combined

Assets
	Investments in securities, at value
	Unaffiliated Issuers	$314,286,614	$356,545,906		$670,832,520
	Cash	2,582,831	1,298,322		3,881,153
	Dividends, interest and other receivables	4,901,651	5,405,279		10,306,930
	Receivable for securities sold	933,585	561,922		1,495,507
	Receivable for variation margin		31,484		31,484

	Total assets	322,704,681	363,842,913		686,547,594

Liabilities
	Distributions payable to shareholders	727,493	827,314		1,554,807
	Payable for securities purchased	21,545	266,922		288,467
	Payable for compensation of Manager	428,877	328,945		757,822
	Payable for investor servicing and custodian
	fees	15,520	4,315		19,835
	Payable for Trustee compensation and
	expenses	54,741	52,851		107,592
	Payable for administrative services	3,577	3,975		7,552
	Accrued preferred shares distribution payable	29,823	42,542		72,365
	Distributions payable to preferred
	shareholders	141,905	102,032		243,937

	Other accrued expenses	105,370	92,480	320,916B	518,766

	Total liabilities	1,528,851	1,721,376	320,916	3,571,143

	Preferred Shares	121,000,000	140,000,000		261,000,000

	Net assets	$200,175,830	$222,121,537	(320,916)	$421,976,451

	Represented by
	Paid -in capital	$207,219,005	$223,582,520		$430,801,525
	Undistributed(distributions in excess of) net
	investment income	(116,279)	303,626	(320,916)	(133,569)
	Accumulated net realized loss on investments
	and foreign	(22,188,990)	(18,105,456)		(40,294,446)
	Net unrealized appreciation of investments
	and assets and	15,262,094	16,340,847		31,602,941
	Total - Representing net assets applicable
	to capital
	shares outstanding	$200,175,830	$222,121,537	(320,916)	$421,976,451

	Class A
	Net assets	$200,175,830	$222,121,537	(320,916)B	$421,976,451
	Shares outstanding	15,172,510	20,235,387	(3,394,442)C	32,013,455
	Net asset value per share	$13.19	$10.98		$13.18
	Preferred Shares
	Series A	800	1,400	(1,400)	800
	Series B	1,620	-	-	1,620
	Series C	1,620	-	5,600 D	7,220
	Series I	-	-	-	-

	Cost of investments
	Unaffiliated Issuers	$299,024,520	$340,213,062		$639,237,582

Pro Forma Combining
Statement of Operations
Twelve months ended April 30, 2007 (unaudited)

	Putnam	Putnam
	Investment
	Grade	Municipal	Pro Forma		Pro Forma
		Opportunities
	Municipal Trust	Trust	Adjustments		Combined

Interest Income	17,992,687	16,133,734			34,126,421
Expenses:
Compensation of Manager	1,994,503	1,771,630			3,766,133
Custodian fees	108,999	94,181	(81,446)	A	121,734
Investor servicing fees	111,685	101,053			212,738
Compensation of Trustees and expenses	35,401	32,001	(29,641)	A	37,761
Administrative Services	20,032	19,212	(16,958)	A	22,286
Other Expenses	229,977	256,663	(155,107)	A	331,533
Preferred share remarketing agent fees	354,899	305,623			660,522

Total Expenses	2,855,496	2,580,363	(283,152)		5,152,707

Expense reduction	(109,188)	(106,619)	-		(215,807)

Net expenses	2,746,308	2,473,744	(283,152)		4,936,900

Net investment income	15,246,379	13,659,990	283,152		29,189,521

Net realized gain (loss) on investments	27,254	(357,587)			(330,333)
Net realized gain (loss) on futures contracts	104,765	(78,998)			25,767
Net unrealized appreciation of investments
and futures contracts during the period	3,409,220	4,388,138			7,797,358

Net gain on investments	3,541,239	3,951,553			7,492,792

Net increase in net assets

resulting from operations	$18,787,618	$17,611,543	$283,152		$36,682,313

Distribution to Preferred Shareholders:
From ordinary income
Taxable net investment income	(5,614)	-			(5,614)
From tax exempt net investment income	(5,001,796)	(4,325,346)			(9,327,142)

Net increase in net assets resulting from	$13,780,208	$13,286,197	$283,152		$27,349,557
(applicable to common shareholders)

Putnam Municipal Bond Fund

and

Putnam Municipal Opportunities Trust

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of April 30, 2007 and the unaudited proforma combining statement of operations for the twelve months ended April 30, 2007 presents the results of operations of Putnam Municipal Opportunities Trust as if the combination with Putnam Municipal Bond Fund had been consummated at May 1, 2006. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at May 1, 2006. These historical statements have been derived from Putnam Municipal Opportunities Trust’s and Putnam Municipal Bond Fund’s books and records utilized in calculating daily net asset value at April 30, 2007, and for the twelve month period then ended. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed merger of Putnam Municipal Bond Fund with and into Putnam Municipal Opportunities Trust, which is expected to be a tax-free reorganization. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam Municipal Opportunities Trust for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam Municipal Opportunities Trust and Putnam Municipal Bond Fund incorporated by reference in this statement of additional information.

Putnam Municipal Opportunities Trust

Notes to Proforma Combining Statements

(Unaudited)

April 30, 2007

Security Valuation

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Federal taxes

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies

Proforma Adjustments

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) $52,532 relates to proxy costs for Putnam Municipal Bond Fund and $51,757 relates to proxy costs for Putnam Municipal Opportunities Trust. $22,236 relates to SEC filing fees for Putnam Municipal Opportunities Trust. The remaining $218,705 consists of legal and accounting costs which will be allocated ratably between the two funds.

(C) Issuance of 17,360,198 common shares of Putnam Municipal Opportunities Trust to the holders of common shares of Putnam Municipal Bond Fund.

(D) Reflects proposed two-for-one stock-split of Series A preferred shares of Municipal Opportunities Trust.

(E) While it is currently anticipated that holders of Series B preferred shares of Municipal Bond Fund and Series A preferred shares of Investment Grade Municipal Trust will receive Series B preferred shares and Series C preferred shares, respectively, of Municipal Opportunities Trust, these holders may receive another series of Municipal Opportunities Trust's preferred shares with the same dividend period and same liquidation preference.

The Proforma Combining Investment Portfolio of Putnam Municipal Opportunities Trust and Putnam Investment Grade Municipal Trust
April 30, 2007 (unaudited)

Key to abbreviations
AMBAC -- AMBAC Indemnity Corporation
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FHA Insd. -- Federal Housing Administration Insured
FHLMC Coll. -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
GNMA Coll. -- Government National Mortgage Association Collateralized
IF -- Inverse Floater
MBIA -- MBIA Insurance Company
PSFG -- Permanent School Fund Guaranteed
Radian Insd. -- Radian Group Insured
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN -- Variable Rate Demand Notes
XLCA -- XL Capital Assurance

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES
	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Alabama			0.2%		0.2%		0.2%

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B	$400,000	$417,924	$400,000	$417,924	$800,000	$835,848

Alaska			0.3%		0.0%		0.2%

Northern Tobacco Securitization Corp. Rev. Bonds,
5 1/2s, 6/1/29 (Prerefunded)	AAA	750,000	799,470	-	-	750,000	799,470

Arizona			2.2%		2.3%		2.3%

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John
C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	-	-	750,000	852,300	750,000	852,300
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	1,175,000	1,300,044	950,000	1,051,099	2,125,000	2,351,143
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	-	-	455,000	464,537	455,000	464,537
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5s, 5/15/26	A-	-	-	800,000	852,368	800,000	852,368

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES
	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	780,000	770,336	570,000	562,938	1,350,000	1,333,274
Maricopa Cnty., Poll. Control Rev. Bonds (Public
Service Co. NM), Ser. A, 6.3s, 12/1/26	Baa2	2,000,000	2,038,880	-	-	2,000,000	2,038,880
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	525,000	519,456	500,000	494,720	1,025,000	1,014,176

Queen Creek, Special Assmt. Bonds							-

(Impt. Dist. No. 001), 5s, 1/1/18	Baa2	400,000	413,268	-	-	400,000	413,268

(Dist. No. 001), 5s, 1/1/26	Baa2	-	-	350,000	358,407	350,000	358,407

			5,041,984		4,636,369		9,678,353

Arkansas			1.5%		1.5%		1.5%

Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s,
9/1/28 (Prerefunded)	Baa2	2,000,000	2,084,540	-	-	2,000,000	2,084,540
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A-	600,000	612,612	1,000,000	1,021,020	1,600,000	1,633,632
Jefferson Cnty., Poll. Control Rev. Bonds (Entergy
AR, Inc.), 4.6s, 10/1/17	A-	280,000	282,808	200,000	202,006	480,000	484,814
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
2/1/27 (Prerefunded)	BB/P	-	-	1,000,000	1,047,330	1,000,000	1,047,330
Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	Aaa	500,000	496,680	500,000	496,680	1,000,000	993,360
Washington Cnty., Hosp. Rev. Bonds (Regl. Med.
Ctr.), Ser. B, 5s, 2/1/25	Baa2	-	-	250,000	257,258	250,000	257,258

			3,476,640		3,024,294		6,500,934

California			15.3%		28.3%		21.4%

Anaheim, City School Dist. G.O. Bonds (Election of
2002), MBIA, zero %, 8/1/26	Aaa	2,250,000	962,775	1,195,000	511,341	3,445,000	1,474,116
Azusa, Cmnty. Fac. Dist. Special Tax Bonds (No.
05-1), Ser. 05-1, Class 1, 5s, 9/1/27	BB-/P	455,000	460,833	415,000	420,320	870,000	881,153
CA Edl. Fac. Auth. Rev. Bonds (Loyola-Marymount				-
U.), MBIA, zero %, 10/1/21	Aaa	1,300,000	702,182		-	1,300,000	702,182
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific),
5s, 11/1/21	A2	525,000	551,681	450,000	472,869	975,000	1,024,550
CA Hlth. Fac. Fin. Auth. Rev. Bonds, AMBAC,				-
5.293s, 7/1/17	Aaa	2,400,000	2,401,896		-	2,400,000	2,401,896
CA State Dept. of Wtr. Resources Rev. Bonds

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES
	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

						-	-
				-
Ser. A AMBAC, 5 1/2s, 5/1/13 (SEG)	Aaa	5,500,000	6,000,060		-	5,500,000	6,000,060
		-
Ser. A, 6s, 5/1/15 (Prerefunded)	Aaa		-	2,000,000	2,232,420	2,000,000	2,232,420
				-
Ser. A 5 1/2s, 5/1/11	A1	1,000,000	1,066,650		-	1,000,000	1,066,650

CA State G.O. Bonds						-	-
				-
5s, 5/1/23	A1	3,000,000	3,159,450		-	3,000,000	3,159,450
		-
5s, 5/1/22	A1		-	4,000,000	4,220,960	4,000,000	4,220,960

5 1/8s, 4/1/23	A1	750,000	793,058	500,000	528,705	1,250,000	1,321,763
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s,
7/1/16	AA+	1,000,000	1,049,660	1,000,000	1,049,660	2,000,000	2,099,320
CA State Pub. Wks. Board Rev. Bonds (Dept. of
Hlth. Svcs. Richmond Laboratory), Ser. B, XLCA,		-	-	1,810,000	1,917,858
5s, 11/1/22	Aaa					1,810,000	1,917,858
CA Statewide Cmnty., Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,774,203	1,750,000	1,774,203	3,500,000	3,548,406
CA Statewide Cmnty., Dev. Auth. Rev. Bonds		-
(Huntington Memorial Hosp.), 5s, 7/1/21	A+		-	250,000	262,803	250,000	262,803
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02, 5.05s,		270,000	272,589	250,000	252,398
9/2/35	BB+/P					520,000	524,987
		-
Chula Vista COP, MBIA, 5s, 8/1/32	Aaa		-	4,000,000	4,179,200	4,000,000	4,179,200
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	640,000	665,581	635,000	660,381	1,275,000	1,325,962
Duarte, Unified School Dist. G.O. Bonds (Election				-
of 1998), Ser. E, FSA, zero %, 11/1/29	Aaa	1,305,000	475,385		-	1,305,000	475,385
Folsom, Pub. Fin. Wtr. Auth. Rev. Bonds, Ser. A,				-
FSA, 5s, 12/1/30	Aaa	3,185,000	3,340,364		-	3,185,000	3,340,364
Garvey, School Dist. G.O. Bonds (Election of
2004), FSA						-	-
		-
zero %, 8/1/24	Aaa		-	1,400,000	651,000	1,400,000	651,000
				-
zero %, 8/1/23	Aaa	1,330,000	650,663		-	1,330,000	650,663
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s,		-
11/1/25	B-/P		-	576,000	544,274	576,000	544,274
Golden State Tobacco Securitization Corp. Rev.
Bonds						-	-
Ser. A-1, 4 1/2s, 6/1/27	BBB

					Putnam Municipal Opportunities
		Putnam Municipal Bond Fund				Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount		Value	Principal amount	Value	Principal amount	Value

		875,000		862,453	700,000	689,962	1,575,000	1,552,415
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38					-
(Prerefunded)	Aaa	1,500,000		1,652,400		-	1,500,000	1,652,400

Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	410,000		410,923	615,000	616,384	1,025,000	1,027,307
Las Virgenes, Unified School Dist. G.O. Bonds,					-
FSA, zero %, 11/1/23	Aaa	1,290,000		629,236		-	1,290,000	629,236
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.			-
Works), 5 3/4s, 8/10/18	AA+			-	6,000,000	6,860,280	6,000,000	6,860,280

Murrieta Valley, Unified School Dist. G.O. Bonds,			-
Ser. A, FGIC, zero %, 9/1/22	Aaa			-	1,405,000	719,950	1,405,000	719,950
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,					-
		450,000		463,226		-
8/15/33	BBB/P						450,000	463,226
Rincon Valley, Unified Elementary School Dist.

G.O. Bonds (Election of 2004), FGIC, zero %,			-	-	1,500,000	533,160
8/1/30	Aaa						1,500,000	533,160

Roseville, Cmnty. Fac. Special Tax Bonds							-	-
(Cmnty. Fac. Dist. No. 1 -Fiddyment Ranch),
Ser. 1, 5s, 9/1/20	BB/P	255,000		257,445	200,000	201,918	455,000	459,363

			-
(Dist. No. 1 -Westpark), 5 1/4s, 9/1/25	BB/P			-	875,000	898,686	875,000	898,686

(Cmnty. Fac. Dist. No. 1-Westpark), 5 1/4s,					-
9/1/18	BB/P	875,000		902,344		-	875,000	902,344
Sacramento, City Unified School Dist. G.O. Bonds			-
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa			-	2,000,000	2,100,360	2,000,000	2,100,360
Sacramento, Special Tax (North Natomas Cmnty.					-
Fac.), Ser. 97-01, 5s, 9/1/20	BB/P	1,205,000		1,230,859		-	1,205,000	1,230,859

Sacramento, Special Tax (North Natomas Cmnty.			-
Fac.), Ser. 97-01, 5s, 9/1/29	BB/P			-	1,185,000	1,202,348	1,185,000	1,202,348
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,			-
MBIA, 6 1/2s, 8/1/17	Aaa			-	5,000,000	5,817,650	5,000,000	5,817,650
			-
San Diego Cnty., COP, AMBAC 5 1/2s, 9/1/07	AAA			-	6,000,000	6,036,660	6,000,000	6,036,660

			-
San Diego Cnty., COP, AMBAC 5 5/8s, 9/1/12	Aaa			-	6,000,000	6,277,380	6,000,000	6,277,380
San Diego Cnty., Wtr. Auth. COP, FGIC, 5.681s,					-
4/23/08	Aaa	2,000,000		2,040,920		-	2,000,000	2,040,920
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged

Area Redev. Project), MBIA, 5s, 8/1/32			-	-	2,500,000	2,632,325
(Prerefunded)	Aaa						2,500,000	2,632,325
Silicon Valley, Tobacco Securitization Auth. Rev.
Bonds (Santa Clara), Ser. A, zero %, 6/1/36	BBB/F	1,200,000		245,436	750,000	153,398	1,950,000	398,834

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.			-
Bonds, 7.65s, 8/1/21	BB-/P			-	745,000	804,958	745,000	804,958

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Tahoe Truckee, Unified School Dist. G.O. Bonds				-
(Dist. No. 2), Ser. A, FGIC, zero %, 8/1/21	Aaa	1,060,000	576,640		-	1,060,000	576,640
Vallejo, COP (Marine World Foundation), 7.2s,
2/1/26	BBB-/P	1,400,000	1,440,166	1,300,000	1,337,297	2,700,000	2,777,463

			35,039,078		56,561,108		91,600,186

Colorado			4.7%		0.5%		2.8%

CO Hlth. Fac. Auth. Rev. Bonds						-	-
(Evangelical Lutheran), 5 1/4s, 6/1/17		-
	A3		-	340,000	365,109	340,000	365,109

(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	380,000	406,000	-	-	380,000	406,000

(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	590,000	627,630	535,000	569,122	1,125,000	1,196,752
CO Hlth. Fac. Auth. Rev. Bonds (Christian Living
Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	125,000	131,860	100,000	105,488	225,000	237,348
CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30
(Prerefunded)	A3	1,735,000	1,903,399	-	-	1,735,000	1,903,399

CO Springs, Hosp. Rev. Bonds 6 3/8s, 12/15/30	A3	1,765,000	1,916,313	-	-	1,765,000	1,916,313
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	Aaa	2,000,000	2,238,720	-	-	2,000,000	2,238,720
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub.
Hwy.), Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	27,000,000	3,614,220	-	-	27,000,000	3,614,220

			10,838,142		1,039,719		11,877,861

Delaware			0.8%		0.9%		0.8%

GMAC Muni. Mtge. Trust 144A sub. notes

Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,030,980	1,500,000	1,546,470	2,500,000	2,577,450

Ser. A1-3, 5.3s, 10/31/39	A3	500,000	527,620	-	-	500,000	527,620
New Castle Cnty., Rev. Bonds (Newark Charter
School, Inc.), 5s, 9/1/30	BBB-	250,000	256,355	200,000	205,084	450,000	461,439

			1,814,955		1,751,554		3,566,509

District of Columbia			0.0%		9.3%		4.3%

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
5s, 10/1/28	Aaa	-	-	5,550,000	5,803,413	5,550,000	5,803,413

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

DC G.O. Bonds							-

Ser. A, 6s, 6/1/26 (Prerefunded)	A+	-	-	12,450,000	12,720,041	12,450,000	12,720,041

			-		18,523,454		18,523,454

Florida			4.7%		4.2%		4.5%

Connerton West, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5 1/8s, 5/1/16	BB-/P	210,000	211,247	175,000	176,040	385,000	387,287
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,500,000	1,527,525	-	-	1,500,000	1,527,525
FL Hsg. Fin. Corp. Rev. Bonds (Homeowner
Mtge.), Ser. 5, 5s, 7/1/34	Aa1	-	-	780,000	790,865	780,000	790,865
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s,
6/1/20	BBB+	-	-	2,000,000	2,104,600	2,000,000	2,104,600
Lee Cnty., Indl. Dev. Auth. Hlth. Care. Fac. Rev.
Bonds (Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29
(Prerefunded)	BBB-	-	-	1,000,000	1,049,520	1,000,000	1,049,520
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)							-

Ser. A, 6.8s, 11/15/31	Ba1	500,000	550,545	500,000	550,545	1,000,000	1,101,090
Okeechobee Cnty., Solid Waste Mandatory Put
Bonds (Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	375,000	373,526	-	-	375,000	373,526
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp.
Hlth. Care), Ser. E 6s, 10/1/26 (Prerefunded)	A2	60,000	63,760	-	-	60,000	63,760
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp.
Hlth. Care), Ser. E 6s, 10/1/26	A2	2,940,000	3,111,608	-	-	2,940,000	3,111,608
Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB-/P	840,000	885,990	790,000	833,253	1,630,000	1,719,243
St. Lucie Cnty., School Board COP (Master Lease),
Ser. A, FSA, 5s, 7/1/26	Aaa	-	-	1,965,000	2,063,722	1,965,000	2,063,722
South Broward, Hosp. Dist. Rev. Bonds (South
Broward Hosp.), 4 3/4s, 5/1/28	Aa3	2,500,000	2,539,800	-	-	2,500,000	2,539,800
Tampa, Hosp. Rev. Bonds (H. Lee Moffit Cancer &
Research Inst.), Ser. A, 5 3/4s, 7/1/29	A	500,000	516,930	-	-	500,000	516,930
Tern Bay, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	445,000	443,291	395,000	393,483	840,000	836,774
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB-/P	175,000	176,355	150,000	151,161	325,000	327,516
Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB-/P	435,000	435,722	375,000	375,623	810,000	811,345

			10,836,299		8,488,812		19,325,111

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Georgia			1.5%		5.2%		3.2%

Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s,		-
1/1/30	Aaa		-	3,000,000	3,132,480	3,000,000	3,132,480
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA, 5s,
11/1/24	Aaa	-	-	4,000,000	4,243,520	4,000,000	4,243,520
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	B2	-	-	900,000	956,898	900,000	956,898
Henry Cnty., Wtr. & Swr. Auth. Rev. Bonds, FGIC,
5 5/8s, 2/1/30 (Prerefunded)	Aaa	1,875,000	1,987,744	-	-	1,875,000	1,987,744
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	400,000	400,896	-	-	400,000	400,896
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,115,000	1,116,951	1,035,000	1,036,811	2,150,000	2,153,762
Savannah, Econ. Dev. Auth. Poll. Control Rev.
Bonds (Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	-	-	1,000,000	1,046,740	1,000,000	1,046,740

			3,505,591		10,416,449		13,922,040

Hawaii			0.0%		0.2%		0.1%

HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser.
A, FNMA Coll., 5 3/4s, 7/1/30	Aaa	-	-	345,000	352,914	345,000	352,914

Idaho			0.5%		0.3%		0.4%

ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,060,000	1,067,261	555,000	558,802	1,615,000	1,626,063

Illinois			4.9%		4.1%		4.5%

Chicago, Waste Wtr. Transmission Rev. Bonds, Ser.
A, MBIA, zero %, 1/1/24	Aaa	1,600,000	761,040	-	-	1,600,000	761,040
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s,
11/15/29	Aaa	2,750,000	2,896,218	-	-	2,750,000	2,896,218
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24
(Prerefunded)	A2	1,500,000	1,582,275	-	-	1,500,000	1,582,275
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
Ser. B, 6s, 5/15/26 (Prerefunded)	A-	1,600,000	1,749,232	-	-	1,600,000	1,749,232
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/23	Aaa	2,250,000	2,401,470	2,250,000	2,401,470	4,500,000	4,802,940
Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %,
1/1/21	Aaa	1,075,000	597,162	-	-	1,075,000	597,162

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 024 Millburn), FGIC, zero %,
1/1/22	Aaa	-	-	2,440,000	1,292,761	2,440,000	1,292,761
Lake Cnty., Cmnty. School Dist. G.O. Bonds (No.
073 Hawthorn), Ser. 02, FGIC, zero %, 12/1/21	Aaa	1,000,000	527,950	-	-	1,000,000	527,950
Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 073 Hawthorn), FGIC, zero %,
12/1/20	Aaa	-	-	1,650,000	912,566	1,650,000	912,566
Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), MBIA, 5s,
12/15/28	Aaa	-	-	1,770,000	1,842,694	1,770,000	1,842,694
Montgomery, Special Assmt. Bonds (Lakewood
Creek), Radian Insd., 4.7s, 3/1/30	AA	700,000	697,046	600,000	597,468	1,300,000	1,294,514
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser.
A, MBIA, zero %, 4/1/21	Aaa	-	-	2,230,000	1,225,519	2,230,000	1,225,519

			11,212,393		8,272,478		19,484,871

Indiana			3.2%		7.0%		5.0%

Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/24	BBB-/F	135,000	138,282	120,000	122,917	255,000	261,199
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds,
MBIA, 5s, 1/15/26	Aaa	-	-	2,000,000	2,109,600	2,000,000	2,109,600
Fairfield, School Bldg. Corp. Ind. Rev. Bonds,
FGIC, 5s, 7/15/24	Aaa	-	-	3,000,000	3,149,430	3,000,000	3,149,430
Franklin, Cmnty. Multi-School Bldg. Corp. Rev.
Bonds (First Mtge.), FGIC, 5s, 7/15/26	Aaa	4,215,000	4,433,084	-	-	4,215,000	4,433,084
GCS School Bldg. Corp. Rev. Bonds (First Mtg.),
FSA, 5s, 7/15/26	Aaa	-	-	1,000,000	1,048,080	1,000,000	1,048,080
Hamilton Cnty., Pub. Bldg. Corp. G.O. Bonds (First
Mtge.), FSA, 5s, 2/1/26	Aaa	2,525,000	2,656,325	-	-	2,525,000	2,656,325
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	Aaa	-	-	2,695,000	2,832,661	2,695,000	2,832,661
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	-	-	2,100,000	2,174,130	2,100,000	2,174,130
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	-	-	2,500,000	2,636,800	2,500,000	2,636,800

			7,227,691		14,073,618		21,301,309

Iowa			1.5%		1.1%		1.3%

IA State Higher Ed. Loan Auth. Rev. Bonds

(Wartburg), Ser. A, 5s, 10/1/21	BBB-/F	-	-	605,000	624,723	605,000	624,723

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

5s, 10/1/22	BBB-/F	-	-	605,000	624,039	605,000	624,039
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	1,495,000	1,820,626	860,000	1,047,317	2,355,000	2,867,943
IA State Rev. Bonds (Honey Creek Premier
Destination Pk.),

FSA, 5s, 6/1/28	Aaa	1,545,000	1,637,437	-	-	1,545,000	1,637,437

			3,458,063		2,296,079		5,754,142

Kansas			0.1%		0.3%		0.2%

Lawrence, Hosp. Rev. Bonds (Lawrence Memorial
Hosp.), 5 1/4s, 7/1/21	A3	250,000	267,423	250,000	267,423	500,000	534,846
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.), 5s,
10/1/16	A1	-	-	300,000	319,284	300,000	319,284

			267,423		586,707		854,130

Kentucky			1.8%		0.0%		1.0%

Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA, 5
1/2s, 6/1/28	Aaa	2,000,000	2,042,700	-	-	2,000,000	2,042,700
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care)

Ser. A 6 5/8s, 10/1/28	A-	405,000	437,930	-	-	405,000	437,930

Ser. A 6 5/8s, 10/1/28 (Prerefunded)	A-	1,470,000	1,621,998	-	-	1,470,000	1,621,998

			4,102,628		-		4,102,628

Louisiana			0.2%		0.7%		0.4%

LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
Bonds (St. James Place), Ser. A, 7s, 11/1/20	B-/P	-	-	950,000	976,800	950,000	976,800
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med.
Foundation), 5s, 7/1/16	A3	400,000	418,036	350,000	365,782	750,000	783,818

			418,036		1,342,582		1,760,618

Maine			0.6%		0.3%		0.5%

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,350,000	1,484,028	600,000	659,568	1,950,000	2,143,596

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Massachusetts			12.3%		4.2%		8.5%

MA State Dev. Fin. Agcy. Rev. Bonds (MA
Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	3,064,548	-	-	2,850,000	3,064,548
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A-	310,000	330,016	140,000	149,040	450,000	479,056
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Med. Ctr. of Central MA), AMBAC, 6.55s,
6/23/22	Aaa	11,650,000	11,948,007	-	-	11,650,000	11,948,007

(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	822,870	-	-	750,000	822,870

(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	-	-	1,875,000	2,029,763	1,875,000	2,029,763

(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	3,000,000	3,244,350	1,800,000	1,946,610	4,800,000	5,190,960

(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	-	-	1,300,000	1,409,408	1,300,000	1,409,408
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded)	BBB-/P	1,215,000	1,483,490	-	-	1,215,000	1,483,490

(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	506,655	-	-	500,000	506,655
MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Prerefunded)	Aaa	2,975,000	3,855,540	-	-	2,975,000	3,855,540
MA State School Bldg. Auth. Dedicated Sales Tax
Rev. Bonds (Dedicated Sales Tax), Ser. A,
AMBAC, 4 3/4s, 8/15/32	Aaa	2,750,000	2,844,875	2,750,000	2,844,875	5,500,000	5,689,750

			28,100,351		8,379,696		36,480,047

Michigan			6.5%		6.5%		6.5%

Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s,
4/1/24	Aaa	1,435,000	1,520,110	-	-	1,435,000	1,520,110
Detroit, City School Dist. G.O. Bonds, Ser. A, FSA,
6s, 5/1/29	Aaa	1,000,000	1,233,420	-	-	1,000,000	1,233,420

Detroit, Swr. Disp. VRDN, Ser. B, FSA, 4s, 7/1/33	VMIG1	4,825,000	4,825,000	-	-	4,825,000	4,825,000

Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30	Aaa	-	-	4,500,000	4,649,760	4,500,000	4,649,760
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	75,000	78,970	-	-	75,000	78,970
MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo
College), 5 1/2s, 12/1/18	A1	-	-	500,000	535,855	500,000	535,855
MI Muni. Board Auth. Rev. Bonds (Clean Wtr.
Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,068,040	-	-	1,000,000	1,068,040

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s,
6/1/30	AA+	-	-	1,200,000	1,195,536	1,200,000	1,195,536
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32
(Prerefunded)	A2	1,000,000	1,059,950	1,000,000	1,059,950	2,000,000	2,119,900
(Midmichigan Health Oblig. Group), Ser. A, 5s,
4/15/26	A1	1,775,000	1,842,397	1,575,000	1,634,803	3,350,000	3,477,200

(Hosp. Sparrow), 5s, 11/15/23	A1	-	-	1,370,000	1,424,608	1,370,000	1,424,608

(Hosp. Sparrow), 5s, 11/15/24	A1	1,600,000	1,659,696	-	-	1,600,000	1,659,696
MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	A3	500,000	531,500	-	-	500,000	531,500
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt. Coll.,
5 3/4s, 10/1/22 (Prerefunded)	AAA/P	-	-	1,650,000	1,895,306	1,650,000	1,895,306
Midland Cnty., Econ. Dev. Corp. Rev. Bonds, 6
3/4s, 7/23/09	Ba3	1,000,000	1,017,390	700,000	712,173	1,700,000	1,729,563

			14,836,473		13,107,991		27,944,464

Minnesota			1.7%		2.4%		2.0%

Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A-	2,500,000	2,560,375	3,000,000	3,072,450	5,500,000	5,632,825
MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, 6.05s, 7/1/31	Aa1	445,000	450,674	-	-	445,000	450,674
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. M, 5 3/4s, 1/1/37	Aa1	500,000	535,670	-	-	500,000	535,670
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. B, 5s, 7/1/34	AA+	-	-	595,000	609,072	595,000	609,072
MN State Higher Ed. Fac. Auth. Rev. Bonds (U. of
St. Thomas), Ser. 6-I, 5s, 4/1/23	A2	-	-	500,000	530,605	500,000	530,605
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	350,000	388,688	450,000	499,743	800,000	888,431

			3,935,407		4,711,870		8,647,277

Mississippi			1.9%		1.1%		1.5%

Lowndes Cnty., Solid Waste Disp. & Poll. Control
Rev. Bonds (Weyerhaeuser Co.)

Ser. B, 6.7s, 4/1/22	Baa2	530,000	639,503	-	-	530,000	639,503
Ser. A, 6.8s, 4/1/22	Baa2			-

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

		500,000	608,600		-	500,000	608,600
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst.
Energy Resources, Inc.)

5 7/8s, 4/1/22	BBB-	-	-	580,000	582,105	580,000	582,105

5.9s, 5/1/22	BBB-	2,000,000	2,009,720	1,000,000	1,004,860	3,000,000	3,014,580
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	445,000	461,861	-	-	445,000	461,861
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	540,000	556,173	515,000	530,424	1,055,000	1,086,597

			4,275,857		2,117,389		6,393,246

Missouri			2.9%		3.6%		3.2%

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5
1/2s, 6/1/16	A+	-	-	1,750,000	1,872,798	1,750,000	1,872,798
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5
1/2s, 6/1/32	A+	1,500,000	1,592,025	-	-	1,500,000	1,592,025
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. A, GNMA
Coll., FNMA Coll., 7.2s, 9/1/26	AAA	155,000	158,515	-	-	155,000	158,515
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	-	-	2,500,000	2,608,100	2,500,000	2,608,100
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. A-2, GNMA
Coll., 6.3s, 3/1/30	AAA	840,000	857,909	-	-	840,000	857,909
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. C-1, GNMA
Coll., FNMA Coll., 7.15s, 3/1/32	AAA	-	-	650,000	684,431	650,000	684,431
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth.
Syst.), AMBAC, 4.1s, 6/1/22	VMIG1	-	-	1,500,000	1,500,000	1,500,000	1,500,000
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC
Hlth. Syst.) 5 1/4s, 5/15/17	Aa2	2,000,000	2,126,200	-	-	2,000,000	2,126,200
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC
Hlth. Syst.) 5 1/4s, 5/15/32	Aa2	1,000,000	1,045,130	-	-	1,000,000	1,045,130
MO Hsg. Dev. Comm. Rev. Bonds (Home
Ownership), Ser. B, GNMA Coll., FNMA Coll.,
4.4s, 3/1/14	AAA	205,000	206,917	-	-	205,000	206,917
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan) Ser. C, GNMA
Coll., FNMA Coll., 5.6s, 9/1/35	AAA	635,000	668,630	545,000	573,863	1,180,000	1,242,493

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

			6,655,326		7,239,192		13,894,518

Nevada			6.8%		5.2%		6.1%

Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aaa	-	-	3,505,000	3,666,896	3,505,000	3,666,896
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC, 5
1/8s, 7/1/26	Aaa	5,000,000	5,292,700	5,000,000	5,292,700	10,000,000	10,585,400
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	713,265	700,000	713,265	1,400,000	1,426,530
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 6.1s, 12/1/38	Aaa	3,000,000	3,203,850	-	-	3,000,000	3,203,850
Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s,
6/1/29	Aaa	3,935,000	4,160,948	-	-	3,935,000	4,160,948
Henderson, Local Impt. Dist. Special Assmt.

(No. T-14), 4 3/4s, 3/1/10	BB/P	1,035,000	1,045,567	-	-	1,035,000	1,045,567

(No. T-16), 5.1s, 3/1/21	BB-/P	-	-	310,000	315,208	310,000	315,208

(No. T-16), 5 1/8s, 3/1/25	BB-/P	1,000,000	1,012,330	200,000	202,466	1,200,000	1,214,796

(No. T-17), 5s, 9/1/25	BB/P	225,000	229,858	175,000	178,778	400,000	408,636

			15,658,518		10,369,313		26,027,831

New Jersey			11.4%		8.8%		10.2%

Casino Reinvestment Dev. Auth. Rev. Bonds, Ser.
A, MBIA, 5 1/4s, 6/1/18	Aaa	5,000,000	5,456,450	-	-	5,000,000	5,456,450
NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
Village, Inc.), Ser. A, 7 1/4s, 11/15/31 (Prerefunded)	AAA/P	650,000	746,291	-	-	650,000	746,291
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds

(South Jersey Hosp.), 5s, 7/1/25	Baa1	355,000	366,300	-	-	355,000	366,300

(South Jersey Hosp.), 5s, 7/1/26	Baa1	1,685,000	1,737,370	-	-	1,685,000	1,737,370

(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/18	A-	-	-	520,000	545,688	520,000	545,688

(Hunterdon Med. Ctr.), Ser. B 5s, 7/1/20	A-	-	-	575,000	602,071	575,000	602,071

(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A-	1,000,000	1,040,190	-	-	1,000,000	1,040,190
NJ Econ. Dev. Auth. Rev. Bonds

(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	-	-	2,000,000	2,122,080	2,000,000	2,122,080

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	1,000,000	1,056,510	-	-	1,000,000	1,056,510

(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,901,830	1,500,000	1,630,140	3,250,000	3,531,970
NJ State Edl. Fac. Auth. Rev. Bonds (Fairleigh
Dickinson), Ser. C, 6s, 7/1/20	BBB-/F	750,000	830,745	-	-	750,000	830,745
NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.),
Ser. C, MBIA, 5s, 7/1/23 (Prerefunded)	Aaa	-	-	1,840,000	1,984,385	1,840,000	1,984,385
NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,245,152	4,200,000	1,964,508	9,000,000	4,209,660
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/19
(Prerefunded)	Aaa	2,000,000	2,176,500	-	-	2,000,000	2,176,500
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/20
(Prerefunded)	Aaa	-	-	1,000,000	1,088,250	1,000,000	1,088,250
Passaic Cnty., Impt. Auth. Lease Rev. Bonds

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/24	Aaa	-	-	2,385,000	2,516,747	2,385,000	2,516,747

(Preakness Hlth. Care Ctr.), AMBAC 5s, 5/1/25	Aaa	-	-	2,505,000	2,643,376	2,505,000	2,643,376

(Preakness Hlth. Care Ctr.), AMBAC, 5s, 5/1/27	Aaa	5,405,000	5,696,058	-	-	5,405,000	5,696,058
Tobacco Settlement Fin. Corp. Rev. Bonds

6 3/4s, 6/1/39 (Prerefunded)	AAA	1,100,000	1,278,475	1,150,000	1,336,588	2,250,000	2,615,063

Ser. 1A, 4 1/2s, 6/1/23	BBB	1,500,000	1,479,690	1,150,000	1,134,429	2,650,000	2,614,119

			26,011,561		17,568,262		43,579,823

New Mexico			1.3%		0.6%		1.0%

NM Mtge. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.)
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	1,715,000	1,836,645	500,000	535,465	2,215,000	2,372,110
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.64s, 9/1/33	AAA	330,000	337,970	-	-	330,000	337,970
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	-	-	725,000	756,161	725,000	756,161
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5s,
6/15/22	Aaa	750,000	801,473	-	-	750,000	801,473

			2,976,088		1,291,626		4,267,714

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

New York			13.3%		10.7%		12.1%

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	Aaa	-	-	1,000,000	1,075,700	1,000,000	1,075,700
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser.
B, MBIA, 5s, 11/15/25	Aaa	3,200,000	3,425,312	-	-	3,200,000	3,425,312
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	BBB	-	-	1,500,000	1,614,300	1,500,000	1,614,300
NY City, G.O. Bonds

Ser. C, 5 1/4s, 8/1/11	AA-	-	-	3,000,000	3,168,840	3,000,000	3,168,840

Ser. C, 5 1/2s, 8/1/12	AA-	7,685,000	8,292,884	-	-	7,685,000	8,292,884

Ser. J/J-1, 5s, 6/1/21	AA-	-	-	1,000,000	1,063,720	1,000,000	1,063,720
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	Aaa	500,000	525,605	500,000	525,605	1,000,000	1,051,210
NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn
Navy Yard Cogen. Partners), 6.2s, 10/1/22	BBB-	-	-	770,000	844,028	770,000	844,028
NY City, City Transitional Fin. Auth. Rev. Bonds,
AMBAC, 5 1/4s, 8/1/15	Aaa	-	-	1,000,000	1,073,220	1,000,000	1,073,220
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	-	-	2,100,000	2,174,718	2,100,000	2,174,718
NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B-/P	500,000	530,985	400,000	424,788	900,000	955,773
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba2	250,000	248,595	200,000	198,876	450,000	447,471
NY State Dorm. Auth. Rev. Bonds

(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17	AA-	5,905,000	6,817,854	-	-	5,905,000	6,817,854

(NY Methodist Hosp.), 5 1/4s, 7/1/11	A3	1,140,000	1,191,836	-	-	1,140,000	1,191,836
NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,000,000	2,029,180	2,000,000	2,029,180	4,000,000	4,058,360
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge
Trust Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	-	-	1,500,000	1,624,005	1,500,000	1,624,005
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C,
5 5/8s, 11/15/24	Baa2	1,500,000	1,582,635	500,000	527,545	2,000,000	2,110,180
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30 (acquired
6/30/04, cost $827,862)(RES)	BB/P	1,100,000	1,145,100	800,000	832,800	1,900,000	1,977,900
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	2,250,000	2,319,660	1,500,000	1,546,440	3,750,000	3,866,100
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	B+/P	650,000	710,671	-	-	650,000	710,671

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser.
A 5s, 1/1/32 (Prerefunded)	AAA	1,125,000	1,190,486	2,125,000	2,248,696	3,250,000	3,439,182
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser.
A 5s, 1/1/32	Aa2	530,000	548,433	375,000	388,043	905,000	936,476

			30,559,236		21,360,504		51,919,740

North Carolina			5.5%		0.8%		3.3%

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.)

Ser. A, MBIA, 5 1/4s, 1/1/19	Aaa	5,400,000	5,775,300	-	-	5,400,000	5,775,300

Ser. B, 6 1/2s, 1/1/20	A3	3,000,000	3,226,170	1,500,000	1,613,085	4,500,000	4,839,255
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds

Ser. B, 5.65s, 1/1/16	Baa2	1,000,000	1,046,420	-	-	1,000,000	1,046,420

Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,088,420	-	-	2,000,000	2,088,420
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(First Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	500,000	521,545	-	-	500,000	521,545

			12,657,855		1,613,085		14,270,940

North Dakota			1.4%		0.0%		0.7%

Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24	Baa2	2,000,000	2,185,300	-	-	2,000,000	2,185,300
ND State Board of Higher Ed. Rev. Bonds

(U. of ND Hsg. & Auxillary Fac.), FSA, 5s, 4/1/21	Aaa	935,000	995,102	-	-	935,000	995,102

			3,180,402		-		3,180,402

Ohio			1.6%		6.0%		3.6%

Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s,
12/1/27	Aaa	-	-	5,700,000	6,015,780	5,700,000	6,015,780
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	600,000	603,936	500,000	503,280	1,100,000	1,107,216
Field, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), AMBAC, 5s, 12/1/25	Aaa	-	-	1,355,000	1,437,140	1,355,000	1,437,140
Montgomery Cnty., Hosp. Rev. Bonds (Kettering
Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	-	-	1,000,000	1,092,680	1,000,000	1,092,680
Montgomery Cnty., Rev. Bonds (Catholic Hlth.	Aa2	-

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Initiatives), Ser. A, 5s, 5/1/30			-	525,000	545,066	525,000	545,066
OH State Higher Ed. Fac. Comm. Rev. Bonds (John
Carroll U.), 5 1/4s, 11/15/33	A2	500,000	530,595	-	-	500,000	530,595
Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,170,000	2,423,216	2,165,000	2,417,634	4,335,000	4,840,850

			3,557,747		12,011,580		15,569,327

Oklahoma			1.5%		0.5%		1.0%

Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA, 5
3/4s, 11/1/24	Aaa	1,730,000	1,932,686	-	-	1,730,000	1,932,686
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. C-2, GNMA Coll.,
FNMA Coll., 5.7s, 9/1/35	Aaa	285,000	297,899	-	-	285,000	297,899
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	1,075,000	1,129,492	950,000	998,156	2,025,000	2,127,648

			3,360,077		998,156		4,358,233

Oregon			0.6%		0.0%		0.3%

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB-/P	520,000	536,406	-	-	520,000	536,406
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	765,000	780,989	-	-	765,000	780,989

			1,317,395		-		1,317,395

Pennsylvania			9.8%		7.7%		8.8%

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Pittsburgh Mercy Hlth. Syst.), AMBAC, 5 5/8s,
8/15/26 (Prerefunded)	Aaa	-	-	5,000,000	5,076,850	5,000,000	5,076,850
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (USX
Corp.), 5.6s, 3/1/33	Baa1	2,025,000	2,091,886	-	-	2,025,000	2,091,886
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann's Choice, Inc.), Ser. A, 5.3s,
1/1/14	BB/P	-	-	460,000	470,318	460,000	470,318
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann's Choice, Inc.), Ser. A, 5.4s,
1/1/15	BB/P	530,000	544,564	-	-	530,000	544,564
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
Creek Partners), 6.65s, 5/1/10	BBB-	580,000	598,334	575,000	593,176	1,155,000	1,191,510
Dauphin Cnty., Hosp. Auth. Rev. Bonds (Hapsco-	Aaa			-

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12		5,000,000	5,004,250		-	5,000,000	5,004,250
Hempfield, Area School Dist. G.O. Bonds
(Westmoreland Cnty.), Ser. A, FGIC, 5 1/4s,
3/15/21 (Prerefunded)	Aaa	-	-	4,000,000	4,382,920	4,000,000	4,382,920
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen.
Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA-	1,500,000	1,649,160	1,500,000	1,649,160	3,000,000	3,298,320
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A, 5
1/4s, 7/1/32	A1	1,000,000	1,045,310	1,000,000	1,045,310	2,000,000	2,090,620
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A, 6.6s,
1/1/19	B+	400,000	404,672	700,000	708,176	1,100,000	1,112,848
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A 6
1/2s, 1/1/13	B+	1,000,000	1,010,940	-	-	1,000,000	1,010,940
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	787,590	-	-	750,000	787,590
Philadelphia, Gas Wks. Rev. Bonds, Ser. A-1, FSA,
5s, 9/1/25	Aaa	2,505,000	2,620,481	-	-	2,505,000	2,620,481
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds
(Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s, 7/1/13
(In default) (NON)	D/P	1,473,997	2,948	-	-	1,473,997	2,948
(Children's Hosp. of Philadelphia), Ser. A, 4 1/2s,
7/1/33	Aa2	1,000,000	981,830	-	-	1,000,000	981,830
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31
(Prerefunded)	A	850,000	933,606	1,120,000	1,230,163	1,970,000	2,163,769

(Guthrie Hlth.), Ser. A 5 7/8s, 12/1/31	A	250,000	267,500	330,000	353,100	580,000	620,600
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	3,000,000	3,395,280	-	-	3,000,000	3,395,280
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	1,000,000	1,093,630	-	-	1,000,000	1,093,630

			22,431,981		15,509,173		37,941,154

Puerto Rico			1.5%		0.1%		0.9%

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	3,000,000	3,233,400	-	-	3,000,000	3,233,400
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser.
AA, 5s, 12/1/16	BBB	250,000	267,870	200,000	214,296	450,000	482,166

			3,501,270		214,296		3,715,566

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Rhode Island			0.0%		0.1%		0.1%

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	-	-	200,000	214,970	200,000	214,970

South Carolina			3.3%		6.5%		4.8%

Greenwood Cnty., Hosp. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 10/1/26	A2	-	-	500,000	525,290	500,000	525,290
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A+	-	-	750,000	800,138	750,000	800,138
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6
1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,133,190	-	-	1,000,000	1,133,190
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21
(Prerefunded)	BBB+/F	700,000	796,760	-	-	700,000	796,760

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	1,335,000	1,495,240	1,110,000	1,243,233	2,445,000	2,738,473

(Palmetto Hlth.), Ser. C 6s, 8/1/20 (Prerefunded)	Baa1	165,000	184,805	140,000	156,804	305,000	341,609
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/29	Aaa	-	-	5,000,000	5,238,950	5,000,000	5,238,950
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	Aaa	-	-	2,460,000	2,605,017	2,460,000	2,605,017
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser.
B, 6 3/8s, 5/15/28	BBB	1,500,000	1,607,745	-	-	1,500,000	1,607,745
SC Tobacco Settlement Rev. Mgmt. Auth. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/30	BBB	2,000,000	2,328,200	2,135,000	2,485,354	4,135,000	4,813,554

			7,545,940		13,054,786		20,600,726

South Dakota			0.3%		0.9%		0.6%

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Sanford Hlth.) 5s, 11/1/21	AA-	250,000	262,025	250,000	262,025	500,000	524,050

(Sanford Hlth.) 5s, 11/1/20	AA-	500,000	525,285	-	-	500,000	525,285

(Sanford Hlth.) 5s, 11/1/19	AA-	-	-	595,000	626,571	595,000	626,571
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	-	-	500,000	517,490	500,000	517,490
SD Edl. Enhancement Funding Corp. SD Tobaccco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	-	-	450,000	491,877	450,000	491,877

			787,310		1,897,963		2,685,273

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Tennessee			1.9%		1.8%		1.9%

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.), Ser. A, 7
1/2s, 7/1/33	BBB+	2,425,000	2,803,373	2,750,000	3,179,083	5,175,000	5,982,456
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care) 6 1/2s, 9/1/26
(Prerefunded)	AAA	370,000	419,658	-	-	370,000	419,658
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care) 6 1/2s, 9/1/26
(Prerefunded)	AAA	630,000	714,552	-	-	630,000	714,552
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board
Rev. Bonds (Wellmont Hlth. Syst.), Ser. C, 5s,
9/1/22	BBB+	480,000	495,134	430,000	443,558	910,000	938,692

			4,432,717		3,622,641		8,055,358

Texas			14.2%		9.7%		12.1%

Alliance, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 4.85s, 4/1/21	Baa2	1,500,000	1,526,010	-	-	1,500,000	1,526,010
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St.
Luke's Hlth. Syst.), FSA, 6.1s, 11/15/23
(Prerefunded)	Aaa	-	-	4,000,000	4,224,920	4,000,000	4,224,920
Cedar Hill, Indpt. School Dist. G.O. Bonds (School
Impt.), FGIC, zero %, 8/15/30	Aaa	5,145,000	1,784,492	-	-	5,145,000	1,784,492
Cedar Hill, Indpt. School Dist. G.O. Bonds (School
Impt.), FGIC, zero %, 8/15/31	Aaa	-	-	6,045,000	1,993,943	6,045,000	1,993,943
Coppell, Indpt. School Dist. G.O. Bonds, PSFG,
zero %, 8/15/21	Aaa	2,870,000	1,541,362	-	-	2,870,000	1,541,362
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, FGIC, 5 3/4s, 11/1/13	Aaa	5,000,000	5,367,300	-	-	5,000,000	5,367,300
Edgewood, Indpt. School Dist. Bexar Cnty. G.O.
Bonds, Ser. A, PSFG, 5s, 2/15/26	Aaa	-	-	2,020,000	2,114,395	2,020,000	2,114,395
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5 1/4s, 8/15/21	AAA	-	-	2,345,000	2,533,092	2,345,000	2,533,092
Frisco Indpt. School Dist. G.O. Bonds (School
Bldg.), Ser. B, MBIA, 5s, 7/15/28	Aaa	2,515,000	2,633,960	-	-	2,515,000	2,633,960
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate
Villas Apt.), FNMA Coll., 4.55s, 7/1/34	Aaa	-	-	750,000	775,905	750,000	775,905
Gulf Coast, Waste Disp. Auth. Rev. Bonds (Valero
Energy Corp.), 6.65s, 4/1/32	BBB	1,000,000	1,087,300	-	-	1,000,000	1,087,300
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.), Class
A, 5 1/4s, 12/1/17	A+	1,500,000	1,601,265	-	-	1,500,000	1,601,265

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.), Ser.
A, 5 1/4s, 12/1/18	A+	-	-	610,000	649,552	610,000	649,552
New Caney, Indpt. School Dist. G.O. Bonds, FGIC,
5s, 2/15/29	Aaa	2,405,000	2,518,348	-	-	2,405,000	2,518,348
Sabine River Auth. Rev. Bonds (TXU Electric), Ser.
C, 5.2s, 5/1/28	Baa2	-	-	500,000	507,195	500,000	507,195
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	1,500,000	1,587,000	-	-	1,500,000	1,587,000
San Antonio, Muni. Drain Util. Syst. Rev. Bonds,
MBIA, 5 1/4s, 2/1/23	Aaa	2,945,000	3,163,548	-	-	2,945,000	3,163,548
San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s,
5/15/32	Aaa	-	-	2,000,000	2,071,880	2,000,000	2,071,880
Snyder, Indpt. School Dist. G.O. Bonds (School
Bldg.), AMBAC

5 1/4s, 2/15/25	AAA	-	-	1,280,000	1,383,360	1,280,000	1,383,360
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. F, FHA Insd., 5 3/4s,
3/1/37	AAA	1,000,000	1,066,370	1,000,000	1,066,370	2,000,000	2,132,740
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	8,000,000	8,577,680	-	-	8,000,000	8,577,680
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/29	Baa3	-	-	2,000,000	2,075,380	2,000,000	2,075,380

			32,454,635		19,395,992		51,850,627

Utah			0.3%		1.0%		0.6%

Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Prerefunded)	AAA	-	-	2,000,000	2,004,940	2,000,000	2,004,940
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	675,000	710,370	-	-	675,000	710,370

			710,370		2,004,940		2,715,310

Vermont			0.1%		0.0%		0.1%

VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.), Ser.
23, FSA, 5s, 5/1/34	Aaa	260,000	265,421	-	-	260,000	265,421

Virgin Islands			0.4%		0.0%		0.2%

VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	750000	805268	0	0	750,000	805,268

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

Virginia			1.7%		2.5%		2.1%

Fredericksburg, Indl. Dev. Auth. Rev. Bonds
(Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	-	-	500,000	513,195	500,000	513,195
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease
Rev. Bonds (School Cap. Impt.), Ser. B, FSA, 5s,
4/1/29	Aaa	-	-	2,500,000	2,626,450	2,500,000	2,626,450
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	-	-	1,000,000	1,067,050	1,000,000	1,067,050
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	500,000	531,265	-	-	500,000	531,265

Richmond, Pub. Util. Rev. Bonds, FSA, 5s, 1/15/27	Aaa	2,000,000	2,117,700	-	-	2,000,000	2,117,700
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Medicorp. Hlth. Syst.), 5 1/4s, 6/15/26	A3	1,250,000	1,322,288	750,000	793,373	2,000,000	2,115,661

			3,971,253		5,000,068		8,971,321

Washington			5.1%		4.8%		4.9%

Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s,
12/1/31	A2	-	-	4,000,000	4,006,200	4,000,000	4,006,200
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal
Rev. Bonds

Ser. A, 5s, 12/1/21	A	940,000	995,422	-	-	940,000	995,422
Tobacco Settlement Auth. of WA Rev. Bonds, 6
1/2s, 6/1/26	BBB	2,300,000	2,522,938	1,205,000	1,321,801	3,505,000	3,844,739
Tobacco Settlement Auth. of WA Rev. Bonds 6
5/8s, 6/1/32	BBB	900,000	990,135	-	-	900,000	990,135
WA State G.O. Bonds (Motor Vehicle Fuel), Ser. B,
MBIA, 5s, 7/1/24	Aaa	-	-	4,000,000	4,211,080	4,000,000	4,211,080
WA State G.O. Bonds

Ser. E, MBIA 5s, 1/1/27	Aaa	3,680,000	3,880,818	-	-	3,680,000	3,880,818

Ser. E, MBIA 5s, 1/1/28	Aaa	3,125,000	3,293,438	-	-	3,125,000	3,293,438

			11,682,751		9,539,081		21,221,832

West Virginia			1.2%		0.7%		0.9%

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn.,
Inc.), 6.1s, 5/1/29	B2	-	-	1,300,000	1,339,351	1,300,000	1,339,351
West Virginia U. Rev. Bonds, Ser. C, FGIC, 5s,
10/1/28	Aaa	2,530,000	2,665,912	-	-	2,530,000	2,665,912

				Putnam Municipal Opportunities
		Putnam Municipal Bond Fund			Trust		Proforma Combined

MUNICIPAL BONDS AND NOTES

	Rating(RAT)	Principal amount	Value	Principal amount	Value	Principal amount	Value

			2,665,912		1,339,351		4,005,263

Wisconsin			3.5%		4.4%		3.9%

Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds 7s, 6/1/28	BBB	2,600,000	2,887,040	2,600,000	2,887,040	5,200,000	5,774,080
Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds 6 3/8s, 6/1/32	BBB	2,600,000	2,828,826	2,500,000	2,720,025	5,100,000	5,548,851
WI Hsg. & Econ. Dev. Auth. Rev. Bonds (Home
Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	-	-	475,000	484,662	475,000	484,662
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30 (Prerefunded)	A3	1,600,000	1,753,696	2,400,000	2,630,531	4,000,000	4,384,227
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Ascension Hlth. Credit), Ser. A, 5s, 11/15/31	Aa2	560,000	579,746	-	-	560,000	579,746

			8,049,308		8,722,258		16,771,566

TOTAL INVESTMENTS
		Total		Total		Investments
		investments (cost		investments (cost		(cost
		$342,283,590)	$357,394,035	$299,024,520)	$314,286,614	$641,308,110)	$671,680,649

NOTES
(a)	Percentages indicated are based for Putnam Municipal Opportunities Trust on net assets of $200,175,830.
Percentages indicated are based for Putnam Municipal Bond Fund Trust on net assets of $228,976,632.
Percentages indicated are based for the combined portfolios on net assets of $428,807,232.

The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the
(RAT)	time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2007. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

(NON)	Non-income-producing security.

(RES)	Restricted, excluding 144A securities, as to public resale. The total market value of restricted

	securities held at April 30, 2007 was $832,800 or 0.4% of net assets of Putnam Municipal
	Opportunities Trust and $1,145,100 or 0.5% of net assets of Putnam Municpal Bond Fund.

(SEG)	A portion of this security was pledged and segregated with the custodian to cover margin
	requirements for futures contracts at April 30, 2007.

	At April 30, 2007, liquid assets totaling $6,210,422 have been designated as collateral for open
	futures contracts for Putnam Municipal Bond Fund.

	144A after the name of an issuer represents securities exempt from registration under Rule 144A
	under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
	from registration, normally to qualified institutional buyers.

	The rates shown on Variable Rate Demand Notes (VRDN), and Mandatory Put Bonds are the
	current interest rates at April 30, 2007.

	The dates shown on Mandatory Put Bonds are the next mandatory put dates.

	The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity
	dates.

	The funds had the following sector concentrations greater than 10% at April 30, 2007 (as a
	percentage of net assets):

	Putnam Municipal Bond Fund
	Health care	39.7%
	Utilities	25.8
	Local Government	20.5
	State Government	11.6
	Transportation	10.0

	Putnam Municipal Opportunities Trust
	Local Government	40.2%
	Health care	33.3
	Utilities	22.3
	State Government	10.2

	The funds had the following insurance concentration greater than 10% at April 30, 2007 (as a
	percentage of net assets):

	Putnam Municipal Bond Fund
	AMBAC	20.4%
	MBIA	20.0%
	FGIC	14.5%
	FSA	10.6%

Putnam Municipal Opportunities Trust
AMBAC	22.7%
FGIC	19.4%
MBIA	14.6%
FSA	14.0%

Putnam Municipal Bond Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	95	$10,616,250	Jun-07	$41,379
U.S. Treasury Note 5 yr (Short)	159	16,826,672	Jun-07	(5,268)

Total				$36,111

4/30/07
(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities

TD noWrap align=right>-

		Putnam	Putnam
		Municipal	Municipal
		Opportunities	Bond	Pro Forma		Pro Forma
		Trust	Fund	Adjustments		Combined

Assets
	Investments in securities, at value

	Unaffiliated Issuers	$314,286,614	$357,394,035			$671,680,649

	Cash	2,582,831	686,723			3,269,554
	Dividends, interest and other
	receivables	4,901,651	5,463,183			10,364,834

	Receivable for securities sold	933,585	167,255			1,100,840
	Receivable for variation
	margin		30,469			30,469

	Total assets	322,704,681	363,741,665			686,446,346

Liabilities
	Distributions payable to	727,493
	shareholders		856,050			1,583,543

	Payable for securities purchased	21,545	162,846			184,391
	Payable for compensation of	428,877
	Manager		483,254			912,131
	Payable for investor servicing and
	custodian fees	15,520	-			15,520
	Payable for Trustee compensation
	and expenses	54,741	63,885			118,626
	Payable for administrative
	services	3,577	3,648			7,225
	Accrued preferred shares
	distribution payable	29,823			29,823
	Distributions payable to preferred
	shareholders	141,905	108,572			250,477

	Other accrued expenses	105,370	86,778	345,230	B	537,378

	Total liabilities	1,528,851	1,765,033	345,230	B	3,639,114

	Preferred shares	121,000,000	133,000,000			254,000,000

	Net assets	$200,175,830	$228,976,632			$428,807,232
				(345,230)

	Represented by
	Paid -in capital	$207,219,005	$228,557,589			$435,776,594
	Undistributed(distributions in
	excess of) net investment income	(116,279)	(1,153,312)	(345,230)		(1,614,821)
	Accumulated net realized loss on
	investments and foreign	(22,188,990)	(13,574,201)			(35,763,191)
	Net unrealized appreciation of
	investments and assets and	15,262,094	15,146,556			30,408,650
	Total - Representing net assets
	applicable to capital

	shares outstanding	$200,175,830	$228,976,632	(345,230)		$428,807,232

Class A

Net assets	$200,175,830	$228,976,632	(345,230)	B	$428,807,232

Shares outstanding	15,172,510	16,784,709	575,489	C	32,532,708
Net asset value per
share	$13.19	$13.64			$13.18
Preferred Shares
Series A	800	2,920	800	D	4,520
Series B	1,620	2,400	-	E	4,020
Series C	1,620	-	-		1,620

Cost of investments

Unaffiliated Issuers	$299,024,520	$342,283,590			$641,308,110

Proforma Combining
Statement of Operations
Twelve months ended April 30, 2007 (Unaudited)

	Putnam	Putnam
	Municipal	Municipal	Pro Forma		Pro Forma
		Opportunities
	Bond Fund	Trust	Adjustments		Combined

Interest Income	16,890,106	16,133,734			33,023,840

Expenses:
Compensation of Manager	1,986,748	1,771,630			3,758,378
Custodian fees	106,027	94,181	(78,133)	A	122,075
Investor servicing fees	114,825	101,053			215,878
Compensation of Trustees and expenses	33,626	32,001	(28,506)	A	37,121
Administrative Services	19,579	19,212	(16,505)	A	22,286
Other Expenses	263,975	256,663	(166,604)	A	354,034
Preferred share remarketing agent fees	338,608	305,623			644,231

Total Expenses	2,863,388	2,580,363	(289,748)		5,154,003

Expense reduction	(88,807)	(106,619)	-		(195,426)

Net expenses	2,774,581	2,473,744	(289,748)		4,958,577

Net investment income	14,115,525	13,659,990	289,748		28,065,263

Net realized gan (loss) on investments	616,482	(357,587)			258,895
Net realized gain (loss) on futures contracts	(125,959)	(78,998)			(204,957)
Net unrealized appreciation of investments
and futures contracts during the period	4,260,280	4,388,138			8,648,418

Net gain on investments	4,750,803	3,951,553			8,702,356

Net increase in net assets
resulting from operations	$ 18,866,328	$ 17,611,543	$ 289,748		$ 36,767,619

Distribution to Preferred Shareholders:
From ordinary income

Taxable net investment income	(111,364)	-			(111,364)

From tax exempt net investment income	(4,721,719)	(4,325,346)			(9,047,065)

Net increase in net assets resulting from	$ 14,033,245	$ 13,286,197	$ 289,748		$ 27,609,190
(applicable to common shareholders)

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

“Putnam Management”	--	Putnam Investment Management, LLC, the
fund’s investment manager.

“Putnam Retail Management”	--	Putnam Retail Management Limited
Partnership, the fund’s principal underwriter.

“Putnam Fiduciary Trust Company”	--	Putnam Fiduciary Trust Company, a custodian
of the fund’s assets.

“Putnam Investor Services”	--	Putnam Investor Services, a division of Putnam
Fiduciary Trust Company, the fund’s investor
servicing agent.

“Putnam Investments”	--	The name under which Putnam LLC, the parent
company of Putnam Management and its
affiliates, generally conducts business.

APPENDIX A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

Ø The funds will withhold votes for the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

Ø The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

Ø The funds will withhold votes for any nominee for director who:

· is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

· serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

Ø The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

Ø The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Ø Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

Ø The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

Ø The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

Ø The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

Ø The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Ø Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

Ø The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

Ø The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

Ø The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

Ø The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

Ø The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

Ø The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

Ø The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).

Ø The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

Ø The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Ø The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

Ø The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

Ø The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

o the company undergoes a change in control, and

o the change in control results in a loss of employment for the person receiving the severance payment.

Ø The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

Ø The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

Ø The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

Ø The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

Ø The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

Ø For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

Ø The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Ø The funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established a nominating committee composed of at least a majority of outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

Ø The funds will withhold votes for the entire board of directors if

· the board does not have at least a majority of independent non-executive directors,

· the board has not established nomination committees composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Ø The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

Ø The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

Ø The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

Ø The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

Ø The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Ø The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

PUTNAM MUNICIPAL OPPORTUNITIES TRUST
FORM N-14
PART C

OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

Trustees, Officers, etc.

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonable incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willfull misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable believe that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with the Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willfull misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Indemnification Not Exclusive

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors, and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Shareholders

SECTION 4. In the case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

Item 16. Exhibits

(1) Agreement and Declaration of Trust of Putnam Municipal Opportunities Trust dated April 6, 1993, as amended July 12, 2001 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(2) By-Laws of Putnam Municipal Opportunities Trust, as amended through March 9, 2001 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(3) Not applicable.

(4) Plan of Entity Conversion and Agreement and Plan of Merger are Appendix A and Appendix B, respectively, to the Prospectus/Proxy Statement included herein.

(5)(a) Portions of Agreement and Declaration of Trust relating to Shareholders' Rights – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(5)(b) Portions of Bylaws Relating to Shareholders' Rights – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(6) Management Contract dated January 1, 2006 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(7) Not applicable.

(8) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 –Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement of Putnam New York Tax Exempt Income Fund (File No. 811-03731).

(9)(a) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February, 10, 2006 – Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of Putnam New York Tax Exempt Income Fund (File No. 811-03731).

(9)(b) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of Putnam New York Tax Exempt Income Fund (File No. 811-03731).

(10) Not applicable.

(11) Opinion and consent of Ropes & Gray LLP – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(12)(a) Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.

(12)(b) Consent of Ropes & Gray LLP with respect to tax matters – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(13)(a) Letter of Indemnity dated December 18, 2003 with Putnam Investment Management – Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement of Putnam New York Tax Exempt Income Fund (File No. 811-03731).

(13)(b) Liability Insurance Allocation Agreement – Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement of Putnam New York Tax Exempt Income Fund (File No. 811-03731).

(14)(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm – Filed herewith.

(14)(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm – Filed herewith.

(15) Not applicable.

(16) Power of Attorney – Filed herewith.

(17)(a) Bylaws of Putnam Investment Grade Municipal Trust, as amended through February 10, 2006 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(17)(b) Bylaws of Putnam Municipal Bond Fund, as amended through February 10, 2006 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(17)(c) Amendment No. 5 to Bylaws of Putnam Municipal Bond Fund.

(17)(d) Amendment No. 6 to Bylaws of Putnam Municipal Bond Fund.

(17)(e) Agreement and Declaration of Trust of Putnam Investment Grade Municipal Trust dated September 6, 1989, as amended July 12, 2001 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

(17)(f) Agreement and Declaration of Trust of Putnam Municipal Bond Fund dated October 2, 1992, as amended and restated July 12, 2001 – Filed as an exhibit to the Registration Statement filed by the Registrant on Form N-14 on August 3, 2007.

Item 17. Undertakings

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus filed under paragraph (a) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Municipal Opportunities Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 11th day of September, 2007.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

By: /s/ Charles E. Porter

Name: Charles E. Porter
Title: Executive Vice President; Associate Treasurer; Principal Executive Officer and Compliance Liaison

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s JOHN A. HILL*	Chairman of the Board and Trustee
John A. Hill

/S/ JAMESON A. BAXTER*	Vice Chairman of the Board and Trustee
Jameson A. Baxter

/s/ CHARLES E. HALDEMAN, JR. *	President; Trustee
Charles E. Haldeman, Jr.

/s/ CHARLES E. PORTER	Executive Vice President; Associate
Charles E. Porter	Treasurer; Principal Executive Officer and Compliance Liaison

/s/ STEVEN D. KRICHMAR*	Vice President and Principal Financial
Steven D. Krichmar	Officer

Signature	Title

/s/JANET C. SMITH*	Vice President, Assistant Treasurer and
Janet C. Smith	Principal Accounting Officer

/s/CHARLES B. CURTIS*	Trustee
Charles B. Curtis

/s/ROBERT J. DARRETTA*	Trustee
Robert J. Darretta

/s/MYRA R. DRUCKER*	Trustee
Myra R. Drucker

/s/PAUL L. JOSKOW*	Trustee
Paul L. Joskow

/s/ELIZABETH T. KENNAN*	Trustee
Elizabeth T. Kennan

/s/KENNETH R. LEIBLER*	Trustee
Kenneth R. Leibler

/s/ROBERT E. PATTERSON*	Trustee
Robert E. Patterson

/s/GEORGE PUTNAM, III*	Trustee
George Putnam, III

/s/W. THOMAS STEPHENS*	Trustee
W. Thomas Stephens

/s/RICHARD B. WORLEY*	Trustee
Richard B. Worley

*	By: Charles E. Porter, as Attorney-
in-Fact pursuant to Power of Attorney filed
herein as Exhibit 16.
Dated: September 11, 2007

Exhibit Index

Exhibit Number Exhibit Title

(14)(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm
(14)(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(16) Power of Attorney